                                                                                EXECUTION COPY

                          RESIDENTIAL ASSET SECURITIES CORPORATION,

                                          Depositor,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                                U.S. BANK NATIONAL ASSOCIATION

                                           Trustee

                               POOLING AND SERVICING AGREEMENT

                                   Dated as of May 1, 2006

                 Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                       Series 2006-KS4

                                      TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master
                          Servicer and the Depositor.......................................60

        Section 2.04.     Representations and Warranties of Sellers........................62

        Section 2.05.     Execution and Authentication of Certificates; Conveyance of

        Section 3.02.     Subservicing Agreements Between Master Servicer and

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................69

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................69

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................69

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................72

        Section 3.09.     Access to Certain Documentation and Information Regarding

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................75

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03.     Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................93

        Section 4.04.     Distribution of Reports to the Trustee and the Depositor;
                          Advances by the Master Servicer..................................97

        Section 4.05.     Allocation of Realized Losses....................................98

        Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged

        Section 6.01.     Respective Liabilities of the Depositor and the Master
                          Servicer........................................................113

        Section 6.02.     Merger or Consolidation of the Depositor or the Master
                          Servicer; Assignment of Rights and Delegation of Duties by
                          Master Servicer.................................................114

        Section 6.03.     Limitation on Liability of the Depositor, the Master

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;

        Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee

Exhibit B-1    Form of Class M Certificate..............................................B-1-1

Exhibit B-2    Form of Class B Certificate..............................................B-2-1

Exhibit H-1    Form of Transfer Affidavit and Agreement.................................H-1-1

Exhibit H-2    Form of Transferor Certificate...........................................H-2-1

Exhibit I      Form of Investor Representation Letter.....................................I-1

Exhibit J      Form of Transferor Representation Letter...................................J-1

Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to

Exhibit N-1    Form of Rule 144A Investment Representation Letter.......................N-1-1

Exhibit N-2    Form of Transferor Certificate (144A Transferor to 144A Transferee)......N-2-1

Exhibit N-3    Form of Transferor Certificate (144A Transferor to Regulation S
               Transferee)..............................................................N-3-1

Exhibit N-4    Form of Regulation S Transferee Certificate..............................N-4-1

Exhibit N-5    Form of Accredited InvestorTransferee Certificate........................N-4-1

Exhibit N-6    Form of Transferor Certificate (Regulation S Transferor).................N-4-1

Exhibit T-1    Form of 10-K Certification...............................................T-1-1

Exhibit T-2    Form of Back-Up Certification............................................T-2-1

Exhibit U      Information to be Provided by the Master Servicer to the Rating

        This Pooling and Servicing  Agreement,  effective as of May 1, 2006, among RESIDENTIAL
ASSET SECURITIES  CORPORATION,  as the depositor  (together with its permitted  successors and assigns,  the "Depositor"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with its permitted  successors  and assigns,  the "Master  Servicer"),  and U.S. BANK NATIONAL
ASSOCIATION,  a banking association  organized under the laws of the United States, as trustee
(together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through  certificates
(collectively,  the "Certificates"),  to be issued hereunder in sixteen Classes,  which in the aggregate  will evidence the entire  beneficial  ownership  interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets
(exclusive  of the Swap Account and the Swap  Agreement)  subject to this  Agreement as a real estate  mortgage  investment  conduit (a "REMIC") for federal  income tax  purposes,  and such segregated  pool of assets will be  designated as "REMIC I." The Class R-I  Certificates  will represent  the sole  Class  of  "residual  interests"  in REMIC I for  purposes  of the  REMIC
Provisions  (as  defined   herein)  under  federal   income  tax  law.  The  following   table
irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC I Pass
Through  Rate")  and  initial  Uncertificated  Principal  Balance  for  each  of the  "regular interests"  in REMIC I (the  "REMIC I  Regular  Interests").  The  "latest  possible  maturity date"  (determined  solely for  purposes of  satisfying  Treasury  regulation  Section  1.860G
1(a)(4)(iii))  for each  REMIC I Regular  Interest  shall be the  Maturity  Date.  None of the
REMIC I Regular Interests will be certificated.

                      UNCERTIFICATED
                          REMIC I         INITIAL UNCERTIFICATED REMIC I     LATEST POSSIBLE
  DESIGNATION        PASS-THROUGH RATE          PRINCIPAL BALANCE             MATURITY DATE
      I-1-A            Variable(1)             $    3,660,687.29                June 2036
      I-2-A            Variable(1)             $    4,838,520.61                June 2036
      I-3-A            Variable(1)             $    6,014,218.03                June 2036
      I-4-A            Variable(1)             $    7,172,352.50                June 2036
      I-5-A            Variable(1)             $    8,295,571.99                June 2036
      I-6-A            Variable(1)             $    9,350,594.62                June 2036
      I-7-A            Variable(1)              $  10,274,291.92                June 2036
      I-8-A            Variable(1)              $  11,077,346.28                June 2036
      I-9-A            Variable(1)              $  11,734,292.56                June 2036
     I-10-A            Variable(1)              $  12,254,557.26                June 2036
     I-11-A            Variable(1)              $  12,413,172.57                June 2036
     I-12-A            Variable(1)              $  12,019,711.28                June 2036
     I-13-A            Variable(1)              $  11,432,766.96                June 2036
     I-14-A            Variable(1)              $  10,938,297.61                June 2036
     I-15-A            Variable(1)              $  10,466,038.82                June 2036
     I-16-A            Variable(1)              $  10,005,154.74                June 2036
     I-17-A            Variable(1)             $    9,756,489.65                June 2036
     I-18-A            Variable(1)             $    9,536,840.85                June 2036
     I-19-A            Variable(1)             $    9,344,627.36                June 2036
     I-20-A            Variable(1)             $    9,366,486.85                June 2036
     I-21-A            Variable(1)              $  10,792,282.86                June 2036
     I-22-A            Variable(1)              $  13,209,629.79                June 2036
     I-23-A            Variable(1)              $  12,897,287.91                June 2036
     I-24-A            Variable(1)              $  11,394,285.98                June 2036
     I-25-A            Variable(1)             $    9,961,709.71                June 2036
     I-26-A            Variable(1)             $    8,041,637.41                June 2036
     I-27-A            Variable(1)             $    5,768,221.47                June 2036
     I-28-A            Variable(1)             $    4,858,175.61                June 2036
     I-29-A            Variable(1)             $    4,581,373.70                June 2036
     I-30-A            Variable(1)             $    4,320,681.18                June 2036
     I-31-A            Variable(1)            $       303,845.67                June 2036
     I-32-A            Variable(1)             $    3,705,645.17                June 2036
     I-33-A            Variable(1)             $    3,495,739.42                June 2036
     I-34-A            Variable(1)             $    3,297,962.13                June 2036
     I-35-A            Variable(1)             $    3,111,418.53                June 2036
     I-36-A            Variable(1)             $    2,935,453.94                June 2036
     I-37-A            Variable(1)             $    2,769,963.46                June 2036
     I-38-A            Variable(1)             $    2,652,268.59                June 2036
     I-39-A            Variable(1)             $    2,559,850.17                June 2036
     I-40-A            Variable(1)             $    2,416,490.54                June 2036
     I-41-A            Variable(1)             $    2,281,362.37                June 2036
     I-42-A            Variable(1)             $    2,153,988.93                June 2036
     I-43-A            Variable(1)             $    2,033,976.56                June 2036
     I-44-A            Variable(1)              $  34,386,729.22                June 2036
      I-1-B            Variable(1)             $    3,660,687.29                June 2036
      I-2-B            Variable(1)             $    4,838,520.61                June 2036
      I-3-B            Variable(1)             $    6,014,218.03                June 2036
      I-4-B            Variable(1)             $    7,172,352.50                June 2036
      I-5-B            Variable(1)             $    8,295,571.99                June 2036
      I-6-B            Variable(1)             $    9,350,594.62                June 2036
      I-7-B            Variable(1)              $  10,274,291.92                June 2036
      I-8-B            Variable(1)              $  11,077,346.28                June 2036
      I-9-B            Variable(1)              $  11,734,292.56                June 2036
     I-10-B            Variable(1)              $  12,254,557.26                June 2036
     I-11-B            Variable(1)              $  12,413,172.57                June 2036
     I-12-B            Variable(1)              $  12,019,711.28                June 2036
     I-13-B            Variable(1)              $  11,432,766.96                June 2036
     I-14-B            Variable(1)              $  10,938,297.61                June 2036
     I-15-B            Variable(1)              $  10,466,038.82                June 2036
     I-16-B            Variable(1)              $  10,005,154.74                June 2036
     I-17-B            Variable(1)             $    9,756,489.65                June 2036
     I-18-B            Variable(1)             $    9,536,840.85                June 2036
     I-19-B            Variable(1)             $    9,344,627.36                June 2036
     I-20-B            Variable(1)             $    9,366,486.85                June 2036
     I-21-B            Variable(1)              $  10,792,282.86                June 2036
     I-22-B            Variable(1)              $  13,209,629.79                June 2036
     I-23-B            Variable(1)              $  12,897,287.91                June 2036
     I-24-B            Variable(1)              $  11,394,285.98                June 2036
     I-25-B            Variable(1)             $    9,961,709.71                June 2036
     I-26-B            Variable(1)             $    8,041,637.41                June 2036
     I-27-B            Variable(1)             $    5,768,221.47                June 2036
     I-28-B            Variable(1)             $    4,858,175.61                June 2036
     I-29-B            Variable(1)             $    4,581,373.70                June 2036
     I-30-B            Variable(1)             $    4,320,681.18                June 2036
     I-31-B            Variable(1)            $       303,845.67                June 2036
     I-32-B            Variable(1)             $    3,705,645.17                June 2036
     I-33-B            Variable(1)             $    3,495,739.42                June 2036
     I-34-B            Variable(1)             $    3,297,962.13                June 2036
     I-35-B            Variable(1)             $    3,111,418.53                June 2036
     I-36-B            Variable(1)             $    2,935,453.94                June 2036
     I-37-B            Variable(1)             $    2,769,963.46                June 2036
     I-38-B            Variable(1)             $    2,652,268.59                June 2036
     I-39-B            Variable(1)             $    2,559,850.17                June 2036
     I-40-B            Variable(1)             $    2,416,490.54                June 2036
     I-41-B            Variable(1)             $    2,281,362.37                June 2036
     I-42-B            Variable(1)             $    2,153,988.93                June 2036
     I-43-B            Variable(1)             $    2,033,976.56                June 2036
     I-44-B            Variable(1)              $  34,386,729.22                June 2036
       A-I             Variable(1)              $  12,606,079.00                June 2036
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated pool of assets  consisting of the REMIC I Regular  Interests as a REMIC for federal income tax  purposes,  and such  segregated  pool of assets will be  designated as "REMIC II."
The Class R-II  Certificates  will  represent the sole Class of "residual  interests" in REMIC
II for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law.
The  following  table   irrevocably   sets  forth  the   designation,   remittance  rate  (the
"Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated  Principal Balance for each of the "regular  interests" in REMIC II (the "REMIC II Regular  Interests").  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation
Section 1.860G  1(a)(4)(iii))  for each REMIC II Regular  Interest shall be the Maturity Date.
None of the REMIC II Regular Interests will be certificated.

                        UNCERTIFICATED         INITIAL UNCERTIFICATED
                           REMIC II                   REMIC II               LATEST POSSIBLE
  DESIGNATION         PASS-THROUGH RATE           PRINCIPAL BALANCE           MATURITY DATE
       LT1               Variable(1)            $    700,250,721.22             June 2036
       LT2               Variable(1)            $         20,716.24             June 2036
       LT3               Variable(1)            $         49,320.77             June 2036
       LT4               Variable(1)            $         49,320.77             June 2036
      LT-IO              Variable(1)                    (2)                     June 2036
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2) REMIC II  Regular  Interest LT-IO will not have an  Uncertificated  Principal  Balance but will accrue interest on its  uncertificated  notional amount calculated in accordance with the definition of "Uncertificated Notional Amount" herein.

                                          REMIC III

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC II Regular  Interests  as a REMIC for  federal  income tax purposes,  and such  segregated  pool of assets  will be  designated  as REMIC III.  The Class
R-III  Certificates  will  represent  the sole Class of "residual  interests" in REMIC III for purposes  of  the  REMIC  Provisions  under  federal  income  tax  law.  The  following  table irrevocably  sets forth the  designation,  Pass Through Rate,  aggregate  Initial  Certificate
Principal Balance,  certain features,  month of Final Scheduled  Distribution Date and initial ratings  for  each  Class of  Certificates  comprising  the  interests  representing  "regular interests"  in  REMIC  III.  The  "latest  possible  maturity  date"  (determined  solely  for purposes of satisfying  Treasury  Regulation  Section 1.860G  1(a)(4)(iii))  for each of REMIC
III Regular Interest shall be the Maturity Date.

                                                                                           Month of
                                                                                            Final
                                            Aggregate Initial                            Scheduled
                             Pass-Through      Certificate                              Distribution
  Designation      Type          Rate       Principal Balance         Features              Date
                                                                                                         S&P     Moody's
  Class A-1     Regular(1)  Adjustable(2)(3)   $282,245,000.00    Senior/Adjustable      March 2028      AAA       Aaa
                                                                        Rate
  Class A-2     Regular(1)  Adjustable(2)(3)   $100,123,000.00    Senior/Adjustable       July 2031      AAA       Aaa
                                                                        Rate
  Class A-3     Regular(1)  Adjustable(2)(3)   $104,883,000.00    Senior/Adjustable     January 2035     AAA       Aaa
                                                                        Rate
  Class A-4     Regular(1)  Adjustable(2)(3)   $59,038,000.00     Senior/Adjustable       June 2036      AAA       Aaa
                                                                        Rate
  Class M-1     Regular(1)  Adjustable(2)(3)   $26,614,000.00   Mezzanine/Adjustable      June 2036      AA+       Aa1
                                                                        Rate
  Class M-2     Regular(1)  Adjustable(2)(3)   $24,863,000.00   Mezzanine/Adjustable      June 2036       AA       Aa2
                                                                        Rate
  Class M-3     Regular(1)  Adjustable(2)(3)   $14,358,000.00   Mezzanine/Adjustable      June 2036      AA-       Aa3
                                                                        Rate
  Class M-4     Regular(1)  Adjustable(2)(3)   $12,957,000.00   Mezzanine/Adjustable      June 2036       A+       A1
                                                                        Rate
  Class M-5     Regular(1)  Adjustable(2)(3)   $11,906,000.00   Mezzanine/Adjustable      June 2036       A        A2
                                                                        Rate
  Class M-6     Regular(1)  Adjustable(2)(3)   $11,556,000.00   Mezzanine/Adjustable      June 2036       A-       A3
                                                                        Rate
  Class M-7     Regular(1)  Adjustable(2)(3)   $10,506,000.00   Mezzanine/Adjustable      June 2036      BBB+     Baa1
                                                                        Rate
  Class M-8     Regular(1)  Adjustable(2)(3)   $ 9,805,000.00   Mezzanine/Adjustable      June 2036      BBB      Baa2
                                                                        Rate
  Class M-9     Regular(1)  Adjustable(2)(3)   $ 7,004,000.00   Mezzanine/Adjustable      June 2036      BBB-     Baa3
                                                                        Rate
  Class M-10    Regular(1)  Adjustable(2)(3)   $ 4,903,000.00   Mezzanine/Adjustable      June 2036      BBB-      Ba1
                                                                        Rate
   Class B      Regular(1)  Adjustable(2)(3)   $ 7,003,000.00   Mezzanine/Adjustable      June 2036      BB+       Ba2
                                                                        Rate
   Class SB     Regular          (4)           $12,606,078.78        Subordinate                         N/R       N/R
                   (4)
      IO        Regular          (6)               (7)              Interest Only                        N/R       N/R
                   (5)

___________________

(1) This Class of Certificates  represents  ownership of a REMIC III Regular Interest together with (i)  certain  rights to  payments  to be made from  amounts  received  under the Swap
    Agreement  which will be deemed made for federal income tax purposes  outside of REMIC III by the holder of the Class SB  Certificates  as the owner of the Swap  Agreement  and (ii)
    the obligation to pay the Class IO  Distribution  Amount.  Any amount  distributed on this
    Class of Certificates on any  Distribution  Date in excess of the amount  distributable on the related  REMIC III  Regular  Interest on such  Distribution  Date shall be treated for federal  income tax  purposes  as having  been paid from the Swap  Account  and any amount distributable on such REMIC III  Regular Interest on such  Distribution  Date in excess of the amount  distributable on such Class of Certificates on such Distribution Date shall be treated as having been paid to the Swap Account,  all pursuant to and as further  provided in Section 4.10 hereof.
(2) The  REMIC III  Regular  Interests  ownership  of  which  is  represented  by the  Class A
    Certificates and the Class M Certificates,  will accrue interest at a per annum rate equal to LIBOR plus the  applicable  Margin,  each  subject to a payment cap as described in the definition  of  "Pass-Through  Rate" and the  provisions  for the  payment  of Basis  Risk
    Shortfalls  herein,  which  payments will not be part of the  entitlement of the REMIC III
    Regular Interests related to such Certificates.
(3) The Class A  Certificates  and Class M  Certificates  will also entitle  their  holders to certain  payments from the Holder of the Class SB  Certificates  from amounts to which the related  REMIC III  Regular  Interest is entitled and from amounts received under the Swap
    Agreement, which will not be a part of their ownership of the REMIC III Regular Interests.
(4) The Class SB  Certificates  will accrue interest as described in the definition of Accrued
    Certificate  Interest.  The  Class SB  Certificates  will  not  accrue  interest  on their
    Certificate  Principal  Balance.  The  Class SB  Certificates  will  be  comprised  of two
    REMIC III  regular  interests,  a principal only regular interest  designated SB-PO and an interest only regular interest  designated SB-IO,  which will be entitled to distributions as set forth  herein.  The rights of the Holder of the Class SB  Certificates  to payments from the Swap  Agreement  shall be outside and apart from its rights  under the  REMIC III
    Regular Interests SB-IO and SB-PO.
(5) REMIC III Regular Interest IO will be held as an asset of the Swap Account  established by the Trustee and will be treated for federal  income tax purposes as owned by the holder of the Class SB Certificate.
(6) For  federal  income  tax  purposes,  REMIC III  Regular  Interest  IO  will  not  have  a
    Pass-Through  Rate,  but will be entitled to 100% of the amounts  distributed  on REMIC II
    Regular Interest LT-IO.
(7) For  federal  income  tax  purposes,  REMIC III  Regular  Interest  IO  will  not  have an
    Uncertificated   Principal  Balance,  but  will  have  a  notional  amount  equal  to  the
    Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accredited Investor:  The meaning specified in Rule 501(a) of the Securities Act.

        Accrued  Certificate  Interest:  With  respect  to each  Distribution  Date  and  each
Class of Class A Certificates,  Class M Certificates and Class B Certificates, an amount equal to the  interest  accrued  during  the  related  Interest  Accrual  Period on the  Certificate
Principal  Balance  thereof  immediately  prior  to  such  Distribution  Date  at the  related
Pass-Through Rate for that Distribution Date.

        The amount of Accrued  Certificate  Interest  on each Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior  calendar  month to the extent not  covered by  Compensating  Interest  pursuant  to
Section 3.16,  and Relief Act Shortfalls on the related  Mortgage Loans during the related Due
Period.  All such  reductions  with respect to the Mortgage Loans will be allocated  among the
Certificates  in  proportion  to the amount of Accrued  Certificate  Interest  payable on such
Certificates on such Distribution Date absent such reductions.

        Accrued  Certificate  Interest for any  Distribution  Date shall further be reduced by the interest  portion of Realized Losses  allocated to any Class of  Certificates  pursuant to
Section 4.05.

        Accrued  Certificate  Interest  shall  accrue on the  basis of a 360-day  year and the actual number of days in the related Interest Accrual Period.

        With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued  during  the  preceding  Interest  Accrual  Period  at the  Pass-Through  Rate  on the
Uncertificated   Notional  Amount  as  specified  in  the  definition  of  Pass-Through  Rate, immediately prior to such Distribution Date,  reduced by any interest  shortfalls with respect to the Mortgage Loans,  including  Prepayment Interest Shortfalls to the extent not covered by
Compensating   Interest   pursuant  to  Section 3.16  or  by  Excess  Cash  Flow  pursuant  to
Section 4.02(c)(v)  and (vi). Accrued Certificate Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual  number  of days in the related  Interest
Accrual Period.

        Adjusted  Available  Distribution  Amount:  With respect to any Distribution Date, the
Available  Distribution  Amount increased by the excess,  if any, of the Net Swap Payment owed to the Swap  Counterparty  over the amount  distributable on such Distribution Date in respect of the REMIC III Regular Interest IO.

        Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the Mortgage Rate borne by the related  Mortgage Note,  less the rate at which the related Subservicing Fee accrues.

        Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the  related  Mortgage  Note on  which an  adjustment  to the  interest  rate on such
Mortgage Loan becomes effective.

        Advance:  With respect to any Mortgage Loan, any advance made by the Master  Servicer, pursuant to Section 4.04.

        Affected Party:  As defined in the Swap Agreement.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under  common  control  with  such  first  Person.  For the  purposes  of this  definition,
"control"  means the power to direct the management  and policies of such Person,  directly or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

        Amount  Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding
Determination Date on account of (i) Liquidation  Proceeds,  Subsequent Recoveries,  Insurance
Proceeds,  REO  Proceeds,  Principal  Prepayments,  Mortgage Loan  purchases  made pursuant to
Section 2.02,   2.03,  2.04  or  4.07  and  Mortgage  Loan   substitutions  made  pursuant  to
Section 2.03 or 2.04 received or made in the month of such  Distribution Date (other than such
Liquidation Proceeds,  Subsequent  Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding month in accordance with  Section 3.07(b))  and (ii) payments which represent early receipt of scheduled  payments of principal  and interest  due on a date or dates  subsequent  to the Due
Date in the related Due Period.

        Applicable  Procedures:  The applicable rules,  regulations and procedures utilized or imposed by any Clearance System or the Depository.

        Appraised  Value:  With  respect  to any  Mortgaged  Property,  the  lesser of (i) the appraised  value of such  Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged  Property at  such  time  of  origination,  except  in the  case  of a  Mortgaged  Property  securing  a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal  made at the time of  origination  of the loan which was  refinanced or modified
or  the  appraised   value   determined  in  an  appraisal  at  the  time  of  refinancing  or modification, as the case may be.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date,  between  Residential  Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit R.

        Available  Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the  amount  relating to the Mortgage  Loans on deposit in the Custodial
Account  as of  the  close  of  business  on the  immediately  preceding  Determination  Date, including  any  Subsequent  Recoveries,  and amounts  deposited  in the  Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date with respect to the Mortgage Loans,  (iii) any amount  deposited in the Certificate  Account on the related
Certificate  Account  Deposit  Date  pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the Master  Servicer is not permitted to withdraw from the Custodial  Account  pursuant to  Section 3.16(e)  in respect of the Mortgage
Loans,  and (v) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or
9.01 in respect of the Mortgage  Loans,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of (x) the Amount Held for Future  Distribution
with  respect to the  Mortgage  Loans,  (y) amounts  permitted  to be  withdrawn by the Master
Servicer  from the  Custodial  Account in respect of the  Mortgage  Loans  pursuant to clauses
(ii)-(x),  inclusive,  of Section 3.10(a) and (z) any Net Swap Payments required to be made to the Swap  Counterparty and Swap Termination  Payments not due to a Swap  Counterparty  Trigger
Event for such Distribution Date.

        Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon  Payment:  With  respect to any  Balloon  Loan,  the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis  Risk  Shortfalls:  With  respect to each  Class of  the  Class A  Certificates,
Class M Certificates and Class B Certificates,  and any Distribution Date, the sum of (a) with respect  to any  Distribution  Date on  which  the Net WAC Cap Rate is used to  determine  the
Pass-Through  Rate of such Class,  an amount  equal to the excess of  (x) Accrued  Certificate
Interest  for such  Class  calculated  at a per annum  rate  equal to LIBOR  plus the  related
Margin  for  such  Distribution  Date  (which  shall  not  exceed  14.000%  per  annum),  over
(y) Accrued  Certificate  Interest  for  such  Class calculated  using  the Net WAC Cap  Rate,
(b) any  shortfalls for such  Class calculated  pursuant to clause (a) above  remaining unpaid from  prior  Distribution  Dates,  and  (c) one  month's  interest  on the  amount  in  clause
(b) (based on the number  of days in the  preceding  Interest  Accrual  Period) at a per annum rate equal to the Pass-Through Rate for such period.

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the State of California,  the State of Minnesota,  the State of Texas,
the State of New York or the State of  Illinois  (and such other  state or states in which the
Custodial  Account  or the  Certificate  Account  are at the time  located)  are  required  or authorized by law or executive order to be closed.

        Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time periods  in any given  year:  January 1 through  March  31,  April 1 through  June 30,  July 1 through September 30, and October 1 through December 31.

        Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date,  the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage Loans during the prior  calendar  month and reimbursed to the Master  Servicer or
Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii).

        Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage
Loan as to which an REO Acquisition  occurred,  a determination by the Master Servicer that it has  received  all  Insurance  Proceeds,  Liquidation  Proceeds  and  other  payments  or cash recoveries  which the  Master  Servicer  reasonably  and in good  faith  expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate:  Any  Class A  Certificate,  Class M  Certificate,  Class B  Certificate,
Class SB Certificate or Class R Certificate.

        Certificate  Account:  The account or  accounts  created  and  maintained  pursuant to
Section 4.01,  which shall be entitled "U.S. Bank National  Association,  as trustee, in trust for the registered holders of Residential Asset Securities  Corporation,  Home Equity Mortgage
Asset-Backed Pass-Through  Certificates,  Series 2006-KS4" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

        Certificate  Account  Deposit  Date:  With  respect  to  any  Distribution  Date,  the
Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization  nor a Non-United
States Person shall be a holder of a Class R  Certificate for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate, other  than a  Class R  Certificate,  registered  in the  name of the  Depositor,  the  Master
Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding and the  Percentage  Interest  or Voting  Rights  evidenced  thereby  shall not be taken  into account in determining  whether the requisite amount of Percentage  Interests or Voting Rights necessary to effect any such consent or direction has been  obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate  Owners as they may  indirectly  exercise  such  rights  through  the  Depository  and  participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a
Certificate is registered in the  Certificate  Register.  Unless  otherwise  indicated in this
Agreement,  the Custodial  Agreement or the Assignment  Agreement,  whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders.
        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect to any  Class A  Certificate,  Class M
Certificate or Class B Certificate,  on any date of determination,  an amount equal to (i) the
Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the  aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the Certificate
Principal  Balance  thereof  pursuant  to   Section 4.02(c)   and  (y) the  aggregate  of  all
reductions  in  Certificate  Principal  Balance  deemed to have  occurred in  connection  with
Realized  Losses which were  previously  allocated  to such  Certificate  (or any  predecessor
Certificate) pursuant to Section 4.05;  provided,  that with respect to any Distribution Date, the Certificate  Principal Balance of any outstanding Class of Class A  Certificates,  Class M
Certificates  or Class B  Certificates  (with  respect to the Class A  Certificates,  on a pro rata basis based on the amount of Realized  Loss  previously  allocated  thereto and remaining unreimbursed)  to which a Realized  Loss was  previously  allocated  and remains  unreimbursed will be  increased,  to the  extent  of  Realized  Losses  previously  allocated  thereto  and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries received during the preceding  calendar  month.  With  respect  to  any  Class SB  Certificate,  on  any  date  of determination,  an amount equal to the  Percentage  Interest  evidenced  by such  Certificate, multiplied  by an amount equal to (i) the  excess,  if any, of (A) the then  aggregate  Stated
Principal  Balance of the Mortgage  Loans over (B) the then  aggregate  Certificate  Principal
Balance of the  Class A  Certificates,  Class M  Certificates  and Class B  Certificates  then outstanding,  which  represents the sum of (i) the Initial  Principal  Balance of the REMIC II
Regular  Interest SB-PO, as reduced by Realized Losses  allocated  thereto and payments deemed made thereon,  and  (ii) accrued  and unpaid interest on the REMIC II  Regular Interest SB-IO, as reduced by Realized Losses  allocated  thereto.  The Class R  Certificates  will not have a
Certificate Principal Balance.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all of the Certificates or uncertificated interests bearing the same designation.

        Class A   Certificates:    Collectively,   the   Class A-1   Certificates,   Class A-2
Certificates, Class A-3 Certificates and Class A-4 Certificates.

        Class A  Principal   Distribution  Amount:  With  respect  to  any  Distribution  Date
(a) prior  to the  Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the Principal  Distribution  Amount for that Distribution
Date or (b) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

               (i)....the Principal Distribution Amount for that Distribution Date; and

               (ii)...the excess, if any, of (A) the aggregate  Certificate  Principal Balance of the Class A  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class A-1  Certificate:  Any one of the Class A-1 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M Certificates,  Class B  Certificates,  Class SB Certificates
and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set  forth in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in  REMIC III  for  purposes  of the REMIC  Provisions,  (ii) the right to  receive payments under the Swap  Agreement and (iii) the  obligation to pay the Class IO  Distribution
Amount.

        Class A-1  Margin:  Initially,  0.40% per annum,  and on any  Distribution  Date on or after the second  Distribution Date after the first possible Optional  Termination Date, 0.80%
per annum.

        Class A-2  Certificate:  Any one of the Class A-2 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M Certificates,  Class B  Certificates,  Class SB Certificates
and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set  forth in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in  REMIC III  for  purposes  of the REMIC  Provisions,  (ii) the right to  receive payments under the Swap  Agreement and (iii) the  obligation to pay the Class IO  Distribution
Amount.

        Class A-2  Margin:  Initially,  0.100% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.200% per annum.

        Class A-3  Certificate:  Any one of the Class A-3 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M Certificates,  Class B  Certificates,  Class SB Certificates
and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set  forth in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in  REMIC III  for  purposes  of the REMIC  Provisions,  (ii) the right to  receive payments under the Swap  Agreement and (iii) the  obligation to pay the Class IO  Distribution
Amount.

        Class A-3  Margin:  Initially,  0.150% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.300% per annum.

        Class A-4  Certificate:  Any one of the Class A-4 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,  senior to the Class M Certificates,  Class B  Certificates,  Class SB Certificates
and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set  forth in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in  REMIC III  for  purposes  of the REMIC  Provisions,  (ii) the right to  receive payments under the Swap  Agreement and (iii) the  obligation to pay the Class IO  Distribution
Amount.

        Class A-4  Margin:  Initially,  0.240% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.480% per annum.

        Class B Certificate:  Any one of the Class B Certificates  executed by the Trustee and authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto  as
Exhibit B-2,  senior to the Class SB  Certificates  and Class R  Certificates  with respect to distributions  and the  allocation  of  Realized  Losses  as set  forth in  Section 4.05,  and evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive payments under the Swap Agreement.

        Class B Margin:  Initially,  2.500%  per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
3.750% per annum.

        Class B Principal  Distribution  Amount:  With  respect to any  Distribution  Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A Principal  Distribution  Amount and the
Class M  Principal  Distribution  Amount  or (b) on or after  the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of the  Class  A  Principal  Distribution  Amount  and  the  Class  M  Principal
Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A Certificates  and Class M  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount and the Class M Principal  Distribution
Amount for that  Distribution  Date) and (2) the Certificate  Principal Balance of the Class B
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the product  of  (1)  the  applicable  Subordination  Percentage  and  (2)  the  aggregate  Stated
Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution
Date, over the Overcollateralization Floor.

        Class M   Certificates:    Collectively,   the   Class M-1   Certificates,   Class M-2
Certificates,   Class M-3  Certificates,   Class M-4  Certificates,   Class M-5  Certificates,
Class M-6   Certificates,    Class M-7   Certificates,   Class M-8   Certificates,   Class M-9
Certificates and Class M-10 Certificates.

        Class M-1  Certificate:  Any one of the Class M-1 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,  senior  to  the  Class M-2  Certificates,   Class M-3  Certificates,   Class M-4
Certificates,   Class M-5  Certificates,   Class M-6  Certificates,   Class M-7  Certificates,
Class M-8   Certificates,    Class M-9   Certificates,    Class M-10   Certificates,   Class B
Certificates,  Class SB  Certificates and Class R  Certificates  with respect to distributions and the  allocation of Realized  Losses as set forth in  Section 4.05,  and  evidencing (i) an interest  designated  as  a  "regular  interest"  in  REMIC III  for  purposes  of  the  REMIC
Provisions,  (ii) the  right to  receive  payments  under  the Swap  Agreement  and  (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-1  Margin:  Initially,  0.280% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.420% per annum.

        Class M-1  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after  distribution of the Class A Principal  Distribution  Amount or (b) on
or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal  Balance of the Class A  Certificates  (after taking into account the payment of the
Class A  Principal  Distribution  Amount for that  Distribution  Date) and (2) the Certificate
Principal  Balance of the Class M-1  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and
(2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after  giving  effect to distributions  to be made on that  Distribution  Date  and  (y)  the  excess,  if any,  of the
aggregate   Stated   Principal   Balance  of  the  Mortgage   Loans  after  giving  effect  to
distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-2  Certificate:  Any one of the Class M-2 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,  senior  to  the  Class M-3  Certificates,   Class M-4  Certificates,   Class M-5
Certificates,   Class M-6  Certificates,   Class M-7  Certificates,   Class M-8  Certificates,
Class M-9 Certificates,  Class M-10 Certificates, Class B Certificates,  Class SB Certificates
and Class R  Certificates  with respect to distributions and the allocation of Realized Losses as set  forth in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in  REMIC III  for  purposes  of the REMIC  Provisions,  (ii) the right to  receive payments  under the Swap Agreement and (iii) the  obligation to pay the Class IO  Distribution
Amount.

        Class M-2  Margin:  Initially,  0.290% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.435% per annum.

        Class M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(a) prior  to the  Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount and the
Class M-1  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount and the Class M-1  Principal
Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal Balance of the Class A  Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount and the Class M-1 Principal
Distribution  Amount for that Distribution Date) and (2) the Certificate  Principal Balance of
the Class M-2  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class M-3  Certificate:  Any one of the Class M-3 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,  senior  to  the  Class M-4  Certificates,   Class M-5  Certificates,   Class M-6
Certificates,   Class M-7  Certificates,   Class M-8  Certificates,   Class M-9  Certificates,
Class M-10 Certificates, Class B Certificates,  Class SB Certificates and Class R Certificates
with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set  forth  in
Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for  purposes  of the REMIC  Provisions,  (ii) the right to  receive  payments  under the Swap
Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-3  Margin:  Initially,  0.300% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.450% per annum.

        Class M-3  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1 Principal  Distribution  Amount and the Class M-2  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution Amount and the Class M-2 Principal Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal  Balance  of  the  Class A  Certificates,   Class M-1   Certificates  and  Class M-2
Certificates  (after  taking into  account the payment of the Class A  Principal  Distribution
Amount, the Class M-1 Principal  Distribution Amount and the Class M-2 Principal  Distribution
Amount  for  that  Distribution  Date)  and  (2)  the  Certificate  Principal  Balance  of the
Class M-3 Certificates  immediately prior to that Distribution Date over (B) the lesser of (x)
the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated
Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution
Date, over the Overcollateralization Floor.

        Class M-4  Certificate:  Any one of the Class M-4 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,  senior  to  the  Class M-5  Certificates,   Class M-6  Certificates,   Class M-7
Certificates,  Class M-8  Certificates,   Class M-9  Certificates,   Class M-10  Certificates,
Class B  Certificates,   Class SB  Certificates  and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses  as set  forth in  Section 4.05,  and evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and (iii)
the obligation to pay the Class IO Distribution Amount.

        Class M-4  Margin:  Initially,  0.350% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.525% per annum.

        Class M-4  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount and the
Class M-3  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2 Principal  Distribution Amount and the Class M-3 Principal
Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal   Balance  of  the   Class A   Certificates,   Class M-1   Certificates,   Class M-2
Certificates  and  Class M-3  Certificates  (after  taking  into  account  the  payment of the
Class A Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the
Class M-2 Principal  Distribution  Amount and the Class M-3 Principal  Distribution Amount for
that  Distribution  Date)  and  (2) the   Certificate   Principal  Balance  of  the  Class M-4
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the product  of  (1)  the  applicable  Subordination  Percentage  and  (2)  the  aggregate  Stated
Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution
Date, over the Overcollateralization Floor.

        Class M-5  Certificate:  Any one of the Class M-5 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,  senior  to  the  Class M-6  Certificates,   Class M-7  Certificates,   Class M-8
Certificates,   Class M-9  Certificates,   Class M-10   Certificates,   Class B  Certificates,
Class SB  Certificates  and  Class R  Certificates  with  respect  to  distributions  and  the allocation of Realized  Losses as set forth in  Section 4.05,  and  evidencing (i) an interest designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii)
the right to receive  payments  under the Swap  Agreement and (iii) the  obligation to pay the
Class IO Distribution Amount.

        Class M-5  Margin:  Initially,  0.390% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.585% per annum.

        Class M-5  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3 Principal  Distribution  Amount and the Class M-4  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution Amount and the Class M-4 Principal Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal   Balance  of  the   Class A   Certificates,   Class M-1   Certificates,   Class M-2
Certificates,  Class M-3  Certificates and Class M-4  Certificates  (after taking into account
the  payment  of  the  Class A  Principal   Distribution   Amount,  the  Class M-1   Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution  Amount and the Class M-4  Principal  Distribution  Amount for that  Distribution
Date) and (2) the  Certificate  Principal  Balance of the Class M-5  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable
Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the  Mortgage
Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution  Date, over the  Overcollateralization
Floor.

        Class M-6  Certificate:  Any one of the Class M-6 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,  senior  to  the  Class M-7  Certificates,   Class M-8  Certificates,   Class M-9
Certificates,   Class M-10  Certificates,  Class B  Certificates,  Class SB  Certificates  and
Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular interest"
in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-6  Margin:  Initially,  0.460% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.690% per annum.

        Class M-6  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount and the
Class M-5  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution  Amount, the Class M-4 Principal  Distribution Amount and the Class M-5 Principal
Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal   Balance  of  the   Class A   Certificates,   Class M-1   Certificates,   Class M-2
Certificates,  Class M-3  Certificates,  Class M-4  Certificates  and  Class M-5  Certificates
(after  taking into  account the payment of the Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount and the
Class M-5  Principal  Distribution  Amount for that Distribution Date) and (2) the Certificate
Principal  Balance of the Class M-6  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and
(2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after  giving  effect to distributions  to be made  on that  Distribution  Date  and  (y) the  excess,  if any,  of the
aggregate   Stated   Principal   Balance  of  the  Mortgage   Loans  after  giving  effect  to
distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-7  Certificate:  Any one of the Class M-7 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,  senior  to  the  Class M-8  Certificates,  Class M-9  Certificates,   Class M-10
Certificates,  Class B  Certificates,  Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and  evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and
(iii) the obligation to pay the Class IO Distribution Amount.

        Class M-7  Margin:  Initially,  0.900% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
1.350% per annum.

        Class M-7  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3  Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
Class M-5 Principal  Distribution  Amount and the Class M-6  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal
Distribution Amount and the Class M-6 Principal Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal   Balance  of  the   Class A   Certificates,   Class M-1   Certificates,   Class M-2
Certificates,  Class M-3  Certificates,  Class M-4  Certificates,  Class M-5  Certificates and
Class M-6  Certificates  (after  taking into  account  the  payment of the  Class A  Principal
Distribution  Amount, the Class M-1  Principal  Distribution  Amount, the Class M-2  Principal
Distribution  Amount, the Class M-3  Principal  Distribution  Amount, the Class M-4  Principal
Distribution  Amount, the Class M-5 Principal  Distribution Amount and the Class M-6 Principal
Distribution  Amount for that Distribution Date) and (2) the Certificate  Principal Balance of
the Class M-7  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class M-8  Certificate:  Any one of the Class M-8 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,   senior  to  the  Class M-9  Certificates,   Class M-10  Certificates,   Class B
Certificates,  Class SB  Certificates and Class R  Certificates  with respect to distributions and the  allocation of Realized  Losses as set forth in  Section 4.05,  and  evidencing (i) an interest  designated  as  a  "regular  interest"  in  REMIC III  for  purposes  of  the  REMIC
Provisions,  (ii) the  right to  receive  payments  under  the Swap  Agreement  and  (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-8  Margin:  Initially,  1.100% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
1.650% per annum.

        Class M-8  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3  Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
Class M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution Amount and the
Class M-7  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal
Distribution  Amount,  Class M-6  Principal  Distribution  Amount and the Class M-7  Principal
Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal   Balance  of  the   Class A   Certificates,   Class M-1   Certificates,   Class M-2
Certificates,   Class M-3  Certificates,   Class M-4  Certificates,   Class M-5  Certificates,
Class M-6  Certificates and Class M-7  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the
Class M-2  Principal  Distribution  Amount, the Class M-3 Principal  Distribution  Amount, the
Class M-4  Principal   Distribution  Amount,  the  Class M-5  Principal  Distribution  Amount,
Class M-6 Principal  Distribution  Amount and the Class M-7 Principal  Distribution Amount for
that  Distribution  Date)  and  (2)  the  Certificate   Principal  Balance  of  the  Class M-8
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the product  of  (1)  the  applicable  Subordination  Percentage  and  (2)  the  aggregate  Stated
Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution
Date, over the Overcollateralization Floor.

        Class M-9  Certificate:  Any one of the Class M-9 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B-1,   senior  to  the  Class M-10   Certificates,   Class B  Certificates,   Class SB
Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of
Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a
"regular  interest"  in  REMIC III  for  purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under  the Swap  Agreement  and (iii)  the  obligation  to pay the Class IO
Distribution Amount.

        Class M-9  Margin:  Initially,  2.000% per annum, and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
3.000% per annum.

        Class M-9  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3  Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
Class M-5  Principal  Distribution  Amount,   Class M-6  Principal  Distribution  Amount,  the
Class M-7 Principal  Distribution  Amount and the Class M-8  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal
Distribution   Amount,   Class M-6   Principal   Distribution   Amount,   Class M-7  Principal
Distribution Amount and the Class M-8 Principal Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal   Balance  of  the   Class A   Certificates,   Class M-1   Certificates,   Class M-2
Certificates,   Class M-3  Certificates,   Class M-4  Certificates,   Class M-5  Certificates,
Class M-6  Certificates,  Class M-7 Certificates and Class M-8 Certificates (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal
Distribution   Amount,   Class M-6   Principal   Distribution   Amount,   Class M-7  Principal
Distribution  Amount and the Class M-8  Principal  Distribution  Amount for that  Distribution
Date) and (2) the  Certificate  Principal  Balance of the Class M-9  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable
Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the  Mortgage
Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution  Date, over the  Overcollateralization
Floor.

        Class M-10  Certificate:  Any  one  of  the  Class M-9  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B-1,  senior to the Class B Certificates,  Class SB Certificates and Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in
REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the
Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-10  Margin:  Initially,  2.500% per annum, and on any Distribution  Date on or after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
3.750% per annum.

        Class M-10  Principal  Distribution  Amount: With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3  Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
Class M-5  Principal  Distribution  Amount,   Class M-6  Principal  Distribution  Amount,  the
Class M-7 Principal  Distribution Amount, the Class M-8 Principal  Distribution Amount and the
Class M-9  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)....the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3  Principal
Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal
Distribution   Amount,   Class M-6   Principal   Distribution   Amount,   Class M-7  Principal
Distribution  Amount, the Class M-8 Principal  Distribution Amount and the Class M-9 Principal
Distribution Amount; and

               (ii)...the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
Principal   Balance  of  the   Class A   Certificates,   Class M-1   Certificates,   Class M-2
Certificates,   Class M-3  Certificates,   Class M-4  Certificates,   Class M-5  Certificates,
Class M-6  Certificates,   Class M-7   Certificates,   Class M-8  Certificates  and  Class M-9
Certificates  (after  taking into  account the payment of the Class A  Principal  Distribution
Amount, the Class M-1  Principal  Distribution  Amount, the Class M-2  Principal  Distribution
Amount, the Class M-3  Principal  Distribution  Amount, the Class M-4  Principal  Distribution
Amount,  the  Class M-5  Principal  Distribution  Amount,   Class M-6  Principal  Distribution
Amount,  Class M-7 Principal  Distribution Amount, the Class M-8 Principal Distribution Amount
and the  Class M-9  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the
Certificate  Principal  Balance  of the  Class M-10  Certificates  immediately  prior  to that
Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination
Percentage and (2) the  aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class R Certificate:  Any one of the Class R Certificates  executed by the Trustee and authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto  as
Exhibit D and  evidencing an interest  designated  as a "residual  interest" in the REMICs for purposes  of the REMIC  Provisions.  The  Class R-I  Certificates  is  designated  as the sole class of "residual  interest" in REMIC I, the Class R-II  Certificates  is  designated  as the sole class of "residual  interest" in REMIC II and the Class R-III  Certificates is designated as the sole class of "residual interest" in REMIC III .

        Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit C,  subordinate to the Class A Certificates,  the Class M Certificates and the Class B
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an  interest  comprised  of "regular  interests"  in
REMIC III  together with certain rights to payments under the Swap  Agreements for purposes of the REMIC Provisions.

        Clearance System:  The Euroclear, Clearstream or both, as applicable.

        Clearstream:  Clearstream Banking, societe anonyme.

        Closing Date:  May 30, 2006.

        Code:  The Internal Revenue Code of 1986.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With respect to any Distribution Date, any amount paid by the
Master Servicer in accordance with Section 3.16(f).

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which  office at the date of the  execution  of this  instrument  is located at
U.S. Bank National Association,  EP-MN-WS3D,  60 Livingston Avenue, St. Paul, Minnesota 55107,
Attn: Structured Finance/RASC 2006-KS4.
        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Risk  Management  Agreement:  The Credit Risk Management  Agreement,  dated May
30, 2006, between the Master Servicer and the Credit Risk Manager.

        Credit Risk  Manager:  Clayton  Fixed  Income  Services  Inc.,  formerly  known as The
Murrayhill Company, a Colorado corporation, its successors and assigns.

        Credit Risk Manager Fee: With respect to any Mortgage Loan and Distribution  Date, the premium  payable to the Credit Risk Manager at the Credit Risk Manager Fee Rate  multiplied by the Stated  Principal  Balance of such  Mortgage  Loan as of the first day of the  related Due
Period,  divided by 12. With respect to each Mortgage  Loan,  the Credit Risk Manager Fee will be paid monthly from the related Mortgage Rate in accordance with this Agreement.

        Credit Risk Manager Fee Rate: With respect to any  Distribution  Date, a rate equal to
0.014% per annum.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the
Certificates,  for the holders of certain other  interests in mortgage  loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into  which the  amounts  set forth in
Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible
Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the
Master Servicer, the Trustee and the Custodian in substantially the form of Exhibit E hereto.

        Custodian:  Wells Fargo Bank, N.A., or any successor  custodian  appointed pursuant to a Custodial Agreement.

        Cut-off Date:  May 1, 2006.

        Cut-off Date Balance:  $700,370,078.88

        Cut-off  Date  Principal  Balance:  With  respect  to any  Mortgage  Loan,  the unpaid principal  balance  thereof at the Cut-off Date after  giving  effect to all  installments  of principal  due on or prior thereto (or due in the month of the Cut-off  Date),  whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Defaulting Party: As defined in the Swap Agreement.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Definitive  Class B Certificate:  Any  Definitive  Regulation S Class B Certificate or
Definitive U.S. Class B Certificate.

        Definitive  Regulation S Class B Certificate:  As defined in  Section 5.01(b).  A form of  Definitive  Regulation S  Class B  Certificate  will be issued  substantially  in the form attached as Exhibit B-2 hereto.

        Definitive  U.S.  Class  B  Certificate:  As  defined  in  Section 5.01(b).  A form of
Definitive  U.S.  Class B  Certificate  will be issued  substantially  in the form attached as
Exhibit B-2 hereto.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;  "60 to 89 days"
or "60 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the second  following  monthly  scheduled due date;  and so on.
The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on August 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the
Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor:  As defined in the preamble hereto.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation" as defined in  Section 8-102(a)(5)  of the Uniform  Commercial Code of
the  State of New York and a  "clearing  agency"  registered  pursuant  to the  provisions  of
Section 17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such
20th day is not a Business Day, the Business Day  immediately  following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under  Section 860E(e)(5)  of the  Code,  including,  if not  otherwise  included,  any of the
following:   (i)  the  United  States,  any  State  or  political   subdivision  thereof,  any
possession  of the United  States,  or any agency or  instrumentality  of any of the foregoing
(other than an  instrumentality  which is a corporation  if all of its  activities are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency  or  instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than certain farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric and telephone  cooperatives described in  Section 1381(a)(2)(C)  of the Code. A  Disqualified  Organization  also includes any  "electing  large  partnership,"  as defined in  Section 775(a)  of the Code and any other
Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an
Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate  to such Person.  The terms "United States," "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Compliance  Period. The period ending on the 40th day after the later of the conclusion of the offering of the Class B Certificates and the Closing Date.

        Distribution  Date: The 25th day of any month  beginning in June 2006 or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        DTC Letter:  The Letter of  Representations,  dated May 26, 2006, between the Trustee, on behalf of the Trust Fund, and the Depository.

        Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

        Due  Period:  With  respect  to any  Distribution  Date,  the  calendar  month of such
Distribution Date.

        Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution in which such  accounts  are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating  Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion  of  Counsel delivered to the Trustee and each Rating Agency) the registered  Holders of Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  a trust account or accounts  maintained in the  corporate  trust  department of U.S.
Bank National  Association,  or (iv) in the case of the Certificate  Account,  a trust account or accounts maintained in the corporate trust division of U.S. Bank National  Association,  or
(v) an account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced  in writing by each  Rating  Agency  that use of any such  account as the  Custodial
Account  or the  Certificate  Account  will not reduce the  rating  assigned  to any  Class of
Certificates  by  such  Rating  Agency  below  the   then-current   rating  assigned  to  such
Certificates by such Rating Agency).

        Eligible Master Servicing  Compensation:  With respect to any  Distribution  Date, the lesser of  (a) one-twelfth  of 0.125% of the Stated Principal  Balance of the related Mortgage
Loans  immediately  preceding such  Distribution Date and (b) the sum of the Servicing Fee and
all income and gain on amounts held in the Custodial  Account and the Certificate  Account and
payable to the  Certificateholders  with respect to such Distribution Date;  provided that for purposes of this  definition  the amount of the Servicing Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Euroclear:  Euroclear Bank S.A./N.V.

        Event of Default:  As defined in Section 7.01.

        Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount for that  Distribution Date over
(ii) the sum of (a) the Interest  Distribution  Amount for that  Distribution Date and (b) the lesser of  (1) the  aggregate  Certificate  Principal  Balance of  Class A  Certificates,  the
Class M Certificates and Class B Certificates  immediately prior to such Distribution Date and
(2) the  Principal  Remittance  Amount for that Distribution Date to the extent not applied to pay interest on the Class A  Certificates,  Class M  Certificates and Class B  Certificates on
such  Distribution  Date,  (B) the  Overcollateralization  Reduction  Amount, if any, for that
Distribution  Date and  (C) any  Net Swap  Payments  received  by the  Trustee  under the Swap
Agreement  for  that  Distribution  Date  and  deposited  in  the  Swap  Account  pursuant  to
Section 4.10(c).

        Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any,  of  (a) the  Overcollateralization  Amount  on such  Distribution  Date over
(b) the Required Overcollateralization Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Exchange  Date:  The  date  on  which  all  Temporary  Regulation  S  Global  Class  B
Certificates have been exchanged for Permanent Regulation S Class B Certificates.

        Expense Fee Rate:  With respect to any Mortgage Loan as of any date of  determination, the sum of the (i)  applicable  Servicing  Fee  Rate,  (ii) the per  annum  rate at which  the applicable Subservicing Fee accrues and (iii) and the related Credit Risk Manager Fee Rate.

        Fannie  Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned  corporation organized and existing under the Federal  National  Mortgage  Association  Charter Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Final  Scheduled   Distribution   Date:  Solely  for  purposes  of  the  face  of  the
Certificates,  as follows: with respect to the Class A-1  Certificates,  the Distribution Date
occurring in March 2028;  with respect to the Class A-2  Certificates  the  Distribution  Date
occurring in  July 2031;  with respect to the Class A-3  Certificates  the  Distribution  Date
occurring  in  January 2035;   and  with  respect  to  the  Class A-4  Certificates,   Class M
Certificates and the Class B  Certificates,  the Distribution  Date occurring in June 2036. No event of default  under this  Agreement  will arise or become  applicable  solely by reason of the  failure to retire the  entire  Certificate  Principal  Balance  of any  Class of  Class A
Certificates,  Class M  Certificates or Class B  Certificates on or before its Final Scheduled
Distribution Date.

        Fixed  Swap  Payment:  With  respect  to any  Distribution  Date  on or  prior  to the distribution  date in January  2010,  an amount equal to the product of (x) a fixed rate equal to 5.45% per annum,  (y) the Swap Agreement  Notional Balance for that  Distribution  Date and
(z) a fraction, the numerator of which is 30 and the denominator of which is 360.

        Floating  Swap  Payment:  With  respect  to any  Distribution  Date on or prior to the
Distribution  Date in January 2010, an amount equal to the product of (x) Swap LIBOR,  (y) the
Swap Agreement  Notional Balance for that Distribution Date and (z) a fraction,  the numerator of which is equal to the number of days in the related  calculation  period as provided in the
Swap Agreement and the denominator of which is 360.

        Foreclosure  Profits:  With respect to any Distribution Date or related  Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance  Proceeds
and REO Proceeds (net of all amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))
in  respect  of each  Mortgage  Loan or REO  Property  for  which  a Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section 3.14)  plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing  under Title III of the Emergency  Home Finance Act of 1970,  as amended,  or any successor thereto.

        Global Class B  Certificate:  A Regulation S Global Class B Certificate or a Rule 144A
Global Class B Certificate, as applicable.

        Gross  Margin:  With  respect  to  each  adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set  forth  in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule  as the  "NOTE  MARGIN,"  which  percentage  is  added to the  related  Index on each
Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage
Note,  the  Periodic  Cap,  the  Maximum  Mortgage  Rate and the  Minimum  Mortgage  Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        HUD:  The United States Department of Housing and Urban Development.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the  Depositor,  the Master  Servicer and the Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial interest or any material indirect financial  interest in the  Depositor,  the Master  Servicer or the Trustee or in an Affiliate
thereof,  and (iii) is not connected  with the Depositor,  the Master  Servicer or the Trustee as  an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director  or  person performing similar functions.

        Index:  With respect to any  adjustable-rate  Mortgage  Loan and as to any  Adjustment
Date therefor, the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates
(other than the Class R  Certificates),  the  Certificate  Principal  Balance of such Class of
Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other related  insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the  Mortgage,  any  Subservicer, the Master  Servicer  or the Trustee  and are not  applied to the  restoration  of the related
Mortgaged  Property or released to the Mortgagor in accordance  with the  procedures  that the
Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest  Accrual  Period:  With respect to the  Distribution  Date in June 2006,  the period  commencing the Closing Date and ending on the day preceding the  Distribution  Date in
June 2006,  and with  respect to any  Distribution  Date after the  Distribution  Date in June
2006, the period commencing on the Distribution  Date in the month  immediately  preceding the month  in  which  such  Distribution  Date  occurs  and  ending  on  the  day  preceding  such
Distribution Date.

        Interest   Distribution  Amount:  For  any  Distribution  Date,  the  amounts  payable pursuant to Section 4.02(c)(i) and (ii).

        Interim Certification:  As defined in Section 2.02.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which banking institutions in London, England are required or authorized by law to be closed.

        LIBOR Certificates:  Collectively, the Class A Certificates,  Class M Certificates and
Class B Certificates.

        LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Mortgage Loan through trustee's sale,  foreclosure sale or otherwise,  other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Margin: The Class A-1 Margin,  Class A-2 Margin,  Class A-3 Margin,  Class A-4 Margin,
Class M-1 Margin,  Class M-2 Margin,  Class M-3  Margin,  Class M-4 Margin,  Class M-5 Margin,
Class M-6 Margin, Class M-7 Margin,  Class M-8 Margin, Class M-9 Margin,  Class M-10 Margin or
Class B Margin, as applicable.

        Marker Rate: With respect to the Class SB  Certificates or REMIC III  Regular Interest
SB-IO and any  Distribution  Date,  in relation to the REMIC II  Regular  Interests  LT1, LT2,
LT3,  and  LT4,  a per  annum  rate  equal  to two  (2)  times  the  weighted  average  of the
Uncertificated  REMIC II  Pass-Through  Rates for REMIC II  Regular  Interest LT2 and REMIC II
Regular Interest LT3.

        Master Servicer:  As defined in the preamble hereto.

        Maturity Date: With respect to each Class of  Certificates  representing  ownership of regular interests or Uncertificated  Regular Interest issued by each of REMIC I,  REMIC II and
REMIC III    the    latest    possible    maturity    date,    solely    for    purposes    of
Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the Certificate Principal
Balance of each such Class of  Certificates  representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular  interest,  June 25,  2036, which is the Distribution  Date occurring in the month following the last scheduled  monthly payment of the Mortgage Loans.

        Maximum  Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate  indicated on the Mortgage Loan Schedule as the "NOTE  CEILING,"  which rate is the maximum  interest  rate that may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        Minimum  Mortgage  Rate:  With  respect to any  adjustable-rate  Mortgage  Loan, a per annum rate equal to the  greater of (i) the  Note  Margin and (ii) the rate  indicated  on the
Mortgage  Loan  Schedule as the "NOTE  FLOOR,"  which rate may be  applicable to such Mortgage
Loan at any time during the life of such Mortgage Loan.

        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified Net Mortgage  Rate:  With respect to any Mortgage Loan that is the subject of a  Servicing  Modification,  the Net  Mortgage  Rate  minus  the rate per  annum by which  the
Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any Due  Period,  the  payment  of  principal  and  interest  due  thereon  in accordance with the amortization  schedule at the time applicable  thereto (after  adjustment, if any, for  Curtailments  and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successors in interest.

        Mortgage:  With respect to each Mortgage  Note,  the mortgage,  deed of trust or other comparable  instrument  creating  a  first  or  junior  lien on an  estate  in fee  simple  or leasehold interest in real property securing a Mortgage Note.

        Mortgage  File:  The  mortgage  documents  listed  in  Section 2.01  pertaining  to  a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant to  Section 2.01  as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage
Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the
Trust Fund including,  without  limitation,  each related Mortgage Note, Mortgage and Mortgage
File and all rights appertaining thereto.

        Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit F
(as  amended  from time to time to reflect  the  addition  of  Qualified  Substitute  Mortgage
Loans),  which  lists  shall set  forth at a  minimum  the  following  information  as to each
Mortgage Loan:

               (i)....the Mortgage Loan identifying number ("RFC LOAN #");

               (ii)...[reserved];

               (iii)..the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

               (iv)...for  the  adjustable-rate  Mortgage  Loans,  the  Mortgage  Rate  as  of origination ("ORIG RATE");

               (v)....the Mortgage Rate as of the Cut-off Date ("CURR RATE");

               (vi)...the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii)..the scheduled  monthly payment of principal,  if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I");

               (viii).the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix)...the Loan-to-Value Ratio at origination ("LTV");

               (x)....a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating that the Mortgage Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage Loan is secured by a primary residence);

               (xi)...a code "N" under the column  "OCCP CODE,"  indicating  that the Mortgage
                Loan is secured by a  non-owner  occupied  residence  (the  absence of any such code means the
                Mortgage Loan is secured by an owner occupied residence);

               (xii)..for the  adjustable-rate  Mortgage  Loans,  the  Maximum  Mortgage  Rate
                ("NOTE CEILING");

               (xiii).for the  adjustable-rate  Mortgage Loans,  the maximum Net Mortgage Rate
                ("NET CEILING");

               (xiv)..for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

               (xv)...for the adjustable-rate  Mortgage Loans, the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT");

               (xvi)..for the  adjustable-rate  Mortgage  Loans,  the Periodic Cap  ("PERIODIC
                DECR" or "PERIODIC INCR");

               (xvii).[reserved]; and

               (xviii)for the adjustable-rate  Mortgage Loans, the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD").

        Such schedules may consist of multiple reports that  collectively set forth all of the information required.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification thereto.

        Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any modification  thereto other than a Servicing  Modification.  The
Mortgage Rate on the  adjustable-rate  Mortgage Loans will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest  multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a "U" on the Mortgage Loan
Schedule,  except in the case of the  adjustable-rate  Mortgage  Loans  indicated by an "X" on the Mortgage Loan Schedule  under the heading  "NOTE  METHOD"),  of the related Index plus the
Note Margin,  in each case subject to the applicable  Periodic Cap,  Maximum Mortgage Rate and
Minimum Mortgage Rate.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum rate equal to the Mortgage  Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

        Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made  pursuant to the terms of the Swap  Agreement  by either the Swap  Counterparty  or the Trustee,  on behalf of the Trust,  which net payment  shall not take into account any Swap
Termination Payment.

        Net WAC Cap Rate:  With  respect to any  Distribution  Date,  a per annum rate  (which will not be less than zero) equal to (i) the  product of (a) the  weighted  average of the Net
Mortgage  Rates (or, if  applicable,  the Modified Net Mortgage  Rates) on the Mortgage  Loans
using the Net Mortgage  Rates in effect for the Monthly  Payments due on such  Mortgage  Loans during the related  Due  Period,  weighted  on the basis of the  respective  Stated  Principal
Balances thereof for such Distribution Date, and (b) a fraction  expressed as percentage,  the numerator  of which is 30 and the  denominator  of which is the actual  number  of days in the related  Interest  Accrual  Period minus  (ii) the  product of (a) a  fraction  expressed as a percentage,  the  numerator  of  which  is the  amount  of  any  Net  Swap  Payments  or  Swap
Termination  Payment  not  due  to  a  Swap  Counterparty  Trigger  Event  owed  to  the  Swap
Counterparty  as of such  Distribution  Date and the  denominator  of  which is the  aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  for such  Distribution  Date,  and  (b) a fraction  expressed as percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period.

        Non-Permitted  Holder:  A Holder or Beneficial  Owner of an interest in a Global Class
B  Certificate  or a Definitive  Class B  Certificate  that is a United  States Person and (i)
with  respect to a Global  Class B  Certificate,  is not a Qualified  Institutional  Buyer and
that becomes the  Beneficial  Owner of an interest in a Rule 144A Global Class B  Certificate,
(ii)  with  respect  to a  Definitive  U.S.  Class  B  Certificate,  is  not  (x) a  Qualified
Institutional  Buyer or (y) an Accredited  Investor and that becomes the  Beneficial  Owner of an interest in a  Definitive  U.S.  Class B  Certificate  or (iii) does not have an  exemption available under the Securities Act.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master  Servicer or Subservicer  in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related
Late Collections,  Insurance  Proceeds,  Liquidation  Proceeds or REO Proceeds.  To the extent that any Mortgagor is not obligated under the related  Mortgage  documents to pay or reimburse any  portion of any  Servicing  Advances  that are  outstanding  with  respect to the  related
Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer, which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master  Servicer  determines  that no other  source of payment or  reimbursement  for such advances is  available to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The  determination  by  the  Master  Servicer  that  it has  made a  Nonrecoverable
Advance shall be evidenced by a certificate  of a Servicing  Officer,  Responsible  Officer or
Vice President or its equivalent or senior  officer of the Master  Servicer,  delivered to the
Depositor,  the Trustee,  and the Master  Servicer  setting  forth such  determination,  which shall  include  any other  information  or reports  obtained  by the Master  Servicer  such as property  operating  statements,  rent rolls,  property  inspection  reports  and  engineering reports,  which may  support  such  determinations.  Notwithstanding  the above,  the  Trustee shall be  entitled  to rely upon any  determination  by the Master  Servicer  that any Advance previously  made is a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would constitute a Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Non-United States Person:  A Person who is not a United States Person.

        Note  Margin:  With  respect  to  each   adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set  forth  in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule  as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each  Adjustment
Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the
Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.

        Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President,  a Vice  President,  Assistant Vice President,  Director,  Managing  Director,  the
Treasurer,  the Secretary,  an Assistant  Treasurer or an Assistant Secretary of the Depositor
or the Master  Servicer,  as the case may be, and  delivered  to the  Trustee,  as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master Servicer,  who may be counsel for the Depositor or the Master  Servicer,  provided that any opinion of counsel (i) referred to in the  definition of  "Disqualified  Organization"  or
(ii) relating to the  qualification  of any REMIC  hereunder as a REMIC or compliance with the
REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated
Principal  Balance  (after  giving  effect to  distributions  to be made on such  Distribution
Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage  Loan:  With  respect  to the  Due  Date in any  Due  Period,  a
Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in  Full,  Cash  Liquidation  or REO  Disposition  and  that  was not  purchased,  deleted  or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  before  giving effect  to  distributions  of  principal  to be made on such  Distribution  Date  over (b) the aggregate  Certificate  Principal Balance of the Class A  Certificates,  Class M  Certificates
and Class B Certificates immediately prior to such date.

        Overcollateralization  Floor:  An amount equal to the product of 0.50% and the Cut-off
Date Balance.

        Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of  (a) Excess  Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described in clauses  (iv) and (v) of the  definition  of Principal  Distribution
Amount  as  of  such   Distribution   Date),   and   (b) the   excess  of   (1) the   Required
Overcollateralization  Amount for such  Distribution  Date over (2) the  Overcollateralization
Amount for such Distribution Date.

        Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the  Excess  Overcollateralization  Amount  is,  after  taking  into  account  all other
distributions   to  be   made   on  such   Distribution   Date,   greater   than   zero,   the
Overcollateralization  Reduction  Amount  shall  be  equal  to the  lesser  of (i) the  Excess
Overcollateralization  Amount for that  Distribution  Date and (ii) the  Principal  Remittance
Amount on such Distribution Date.

        Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or  security interest  in such  Certificate,  including  any  interest  in such  Certificate  as the Holder thereof and any other interest therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

        Pass-Through  Rate:  With  respect  to each  Class of  Class A  Certificates,  Class M
Certificates  and  Class B  Certificates  and any  Distribution  Date,  the least of (i) a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date,  (ii) 14.000%
per annum and (iii) the Net WAC Cap Rate for such Distribution Date.

        With respect to the Class SB  Certificates or the REMIC III Regular Interest SB-IO and
any  Distribution  Date, a per annum rate equal to the  percentage  equivalent  of a fraction, the  numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through
(iii) below, and the denominator of which is the aggregate  principal  balance of the REMIC II
Regular  Interests.  For  purposes  of  calculating  the  Pass-Through  Rate for the  Class SB
Certificates or the REMIC III  Regular  Interest  SB-IO,  the numerator is equal to the sum of the following components:

               (i)....the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT1
minus the  related  Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated
Principal Balance of REMIC II Regular Interest LT1;

               (ii)...the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT2
minus the  related  Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated
Principal Balance of REMIC II Regular Interest LT2; and

               (iii)..the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT4
minus  twice  the  related   Marker  Rate,   applied  to  a  notional   amount  equal  to  the
Uncertificated Principal Balance of REMIC II Regular Interest LT4.

        Paying Agent:  U.S. Bank National  Association or any successor Paying Agent appointed by the Trustee.

        Percentage Interest:  With respect to any Class A Certificate,  Class M Certificate or
Class B   Certificate,   the   undivided   percentage   ownership   interest  in  the  related
Class evidenced  by such Certificate,  which percentage  ownership  interest shall be equal to
the  Initial   Certificate   Principal  Balance  thereof  divided  by  the  aggregate  Initial
Certificate  Principal  Balance of all of the  Certificates of the same Class.  The Percentage
Interest  with respect to a Class SB  Certificate  or Class R  Certificate  shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage  Rate on any  Adjustment
Date pursuant to the terms of the related Mortgage Note.

        Permanent  Regulation S Global Class B Certificate:  As defined in Section 5.01(b).  A form of Permanent  Regulation S Global Class B  Certificate  will be issued  substantially  in the form attached as Exhibit B-2 hereto.

        Permitted Investments:  One or more of the following:

               (i) ...obligations  of or guaranteed as to principal and interest by the United
States or any agency or  instrumentality  thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) ..repurchase  agreements on  obligations  specified in clause (i) maturing not more than one month from the date of  acquisition  thereof,  provided  that the  unsecured obligations  of the party  agreeing to repurchase  such  obligations  are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) .federal funds,  certificates of deposit,  demand deposits, time deposits and  bankers'  acceptances  (which  shall  each  have an  original  maturity  of not more than
90 days and, in the case of bankers' acceptances,  shall in no event have an original maturity of more than  365 days or a remaining  maturity of more than  30 days)  denominated  in United
States  dollars of any U.S.  depository  institution or trust company  incorporated  under the laws of the  United  States  or any  state  thereof  or of any  domestic  branch  of a foreign depository  institution  or  trust  company;  provided  that  the  debt  obligations  of  such depository  institution  or trust company at the date of  acquisition  thereof have been rated by each Rating  Agency in its highest  short-term  rating  available;  and,  provided  further that,  if the  original  maturity of such  short-term  obligations  of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days,  the short-term rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a
Rating Agency;

               (iv) ..commercial  paper and demand notes  (having  original  maturities of not more than  365 days) of any  corporation  incorporated  under the laws of the United States or any state  thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short term  rating  available;  provided  that such  commercial  paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) ...a money market fund or a qualified  investment fund rated by each Rating
Agency in its highest  long-term  rating available (which may be managed by the Trustee or one of its Affiliates); and

               (vi) ..other  obligations  or  securities  that are  acceptable  to each Rating
Agency as a  Permitted  Investment  hereunder  and will not reduce the rating  assigned to any
Class of  Certificates  by such Rating Agency below the  then-current  rating assigned to such
Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either (1) the right to receive only  interest  payments with respect to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating available  on  unsecured  commercial  paper and  short-term  debt  obligations  shall mean the following:  A-1 in the case of  Standard  & Poor's and P-1 in the case of  Moody's;  provided, however,  that any Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by
Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal  and interest payments  (assuming  fully  amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal Balance of the  Certificates  and each investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed  dollar  amount of principal  due at maturity  that cannot vary;  and (iv) if the  investments  may be liquidated  prior to their  maturity or are being  relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single  fixed  spread  (if any) and must move  proportionately  with that  index.
Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

        Permitted  Transferee:  Any  Transferee  of  a  Class R  Certificate,   other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Prepayment   Assumption:   With   respect  to  the   Class A   Certificates,   Class M
Certificates and Class B  Certificates,  the prepayment  assumption to be used for determining the accrual of original  issue discount and premium and market  discount on such  Certificates for federal  income tax purposes,  which (a) with respect to the  fixed-rate  Mortgage  Loans, assumes a  constant  prepayment  rate of  one-tenth  of 23% per annum of the then  outstanding
Stated  Principal  Balance of the fixed-rate  Mortgage Loans in the first month of the life of such  Mortgage  Loans and an  additional  one-tenth of 23% per annum in each month  thereafter until the tenth month,  and beginning in the tenth month and in each month  thereafter  during the life of the fixed-rate  Mortgage  Loans, a constant  prepayment rate of 23% per annum each month  ("23%  HEP") and (b) with  respect  to the  adjustable-rate  Mortgage  Loans  assumes a prepayment  assumption  of 2% of the  constant  prepayment  rate in month one,  increasing  by approximately  2.545%  from month 2 until  month 12,  a constant  prepayment  rate of 30% from month 12 to month 22, a  constant  prepayment  rate of 50% from  month 23 to month  27,  and a constant  prepayment  rate of 35%  thereafter,  used for  determining  the accrual of original issue  discount  and  premium  and  market  discount  on  the  Class A  Certificates,  Class M
Certificates  and  Class B  Certificates  for  federal  income  tax  purposes.   The  constant
prepayment  rate  assumes  that the stated  percentage  of the  outstanding  Stated  Principal
Balance of the adjustable-rate Mortgage Loans is prepaid over the course of a year.

        Prepayment  Interest  Shortfall:  With  respect  to  any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage  Loan  relating to an REO Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period, an amount equal to the excess of one  month's  interest  at the related Net  Mortgage  Rate (or  Modified  Net
Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted to the related Net  Mortgage  Rate
(or  Modified  Net  Mortgage  Rate  in the  case of a  Modified  Mortgage  Loan))  paid by the
Mortgagor for such Prepayment  Period to the date of such Principal  Prepayment in Full or (b)
a Curtailment  during the prior  calendar  month,  an amount equal to one month's  interest at the  related  Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  With  respect  to  any  Distribution  Date,  the  calendar  month preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage  Loan  Schedule  with the exception of code "A23,"
"A34" or "A96" under the column "MI CO CODE."

        Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the  excess of (x) the Available  Distribution  Amount over (y) the Interest  Distribution
Amount, and (b) the sum of:

               (i)....the principal  portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

               (ii)...the Stated  Principal  Balance of any Mortgage Loan  repurchased  during the  related  Prepayment  Period (or deemed to have been so  repurchased  in  accordance  with
Section 3.07(b))  pursuant  to  Section 2.02,  2.03,  2.04  or  4.07  and  the  amount  of any shortfall  deposited  in the  Custodial  Account  in  connection  with the  substitution  of a
Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

               (iii)..the principal portion of all other unscheduled  collections,  other than
Subsequent  Recoveries,  on the  Mortgage  Loans  (including,  without  limitation,  Principal
Prepayments  in  Full,  Curtailments,   Insurance  Proceeds,   Liquidation  Proceeds  and  REO
Proceeds)  received during the related  Prepayment Period (or deemed to have been so received)
to the extent  applied by the Master  Servicer as  recoveries  of  principal  of the  Mortgage
Loans pursuant to Section 3.14;

               (iv)...the lesser of (1) Subsequent  Recoveries for such  Distribution Date and
(2) the principal  portion of any Realized Losses  allocated to any Class of Certificates on a prior Distribution Date and remaining unpaid;

               (v)....the lesser of (1) the  Excess Cash Flow for such  Distribution  Date (to the extent not used  pursuant to clause (iv) of this  definition  on such  Distribution  Date)
and (2) the  principal  portion  of any  Realized  Losses  incurred  (or  deemed  to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date; and

               (vi)...the lesser of (1) the Excess  Cash Flow for that  Distribution  Date (to the extent not used pursuant to clauses (iv) and (v) of this  definition on such  Distribution
Date) and (2) the Overcollateralization Increase Amount for such Distribution Date;

minus

               (vii)..(A) the amount of any  Overcollateralization  Reduction  Amount for such
Distribution  Date and (B) the  amount of any  Capitalization  Reimbursement  Amount  for such
Distribution Date.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With  respect to any  Distribution  Date,  all amounts described in clauses (b)(i) through (iii) of the definition of Principal  Distribution  Amount for that Distribution Date.

        Program  Guide:  The  AlterNet  Seller  Guide as  incorporated  into  the  Residential
Funding  Seller  Guide  for  mortgage  collateral  sellers  that  participate  in  Residential
Funding's AlterNet Mortgage Program,  and Residential  Funding's Servicing Guide and any other
subservicing   arrangements  which  Residential   Funding  has  arranged  to  accommodate  the
servicing  of the  Mortgage  Loans and in each case all  supplements  and  amendments  thereto published by Residential Funding.

        Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date pursuant to  Section 2.02,  2.03,  2.04 or 4.07, an amount equal  to the sum of (i) 100% of the  Stated  Principal  Balance  thereof  plus the  principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest at either (a)
the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage
Loan) plus the rate per annum at which the  Servicing  Fee is  calculated,  or (b) in the case of a  purchase  made by the  Master  Servicer,  at the Net  Mortgage  Rate  (or  Modified  Net
Mortgage  Rate in the case of a  Modified  Mortgage  Loan) plus the Credit  Risk  Manager  Fee
Rate,  in each case on the  Stated  Principal  Balance  thereof  to the first day of the month following  the  month of  purchase  from the Due Date to which  interest  was last paid by the
Mortgagor.  With respect to any Mortgage  Loan (or REO  Property)  required to be or otherwise purchased  on any date  pursuant to  Section 4.08,  an amount  equal to the greater of (i) the sum of (a) 100% of the Stated  Principal  Balance  thereof plus the  principal  portion of any related  unreimbursed  Advances of such Mortgage Loan (or REO Property) and (b) unpaid accrued interest at either (1) the Adjusted  Mortgage  Rate (or Modified Net Mortgage Rate in the case of a  Modified  Mortgage  Loan)  plus the  rate  per  annum  at  which  the  Servicing  Fee is calculated,  or (2) in the  case  of a  purchase  made  by the  Master  Servicer,  at the  Net
Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  in each case on the Stated  Principal  Balance  thereof  to the first day of the month  following the month of  purchase  from the Due Date to which  interest  was last paid by the  Mortgagor, and (ii) the fair market value of such Mortgage Loan (or REO Property).

        Qualified   Institutional  Buyer:  The  meaning  specified  in  Rule  144A  under  the
Securities Act.

        Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Depositor  for a  Deleted  Mortgage  Loan  which  must,  on the  date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, (i) have an outstanding  principal  balance,  after  deduction  of the  principal  portion of the  monthly payment due in the month of  substitution  (or in the case of a substitution  of more than one
Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the  amount of any  shortfall  to be  deposited  by  Residential  Funding,  in the  Custodial
Account in the month of  substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage
Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;  (iii) have a  Loan-to-Value  Ratio  at the  time of  substitution  no  higher  than  that of the  Deleted
Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan;  (v)
comply with each  representation  and warranty set forth in Sections  2.03 and 2.04 hereof and
Section 4 of the  Assignment  Agreement  (other than the  representations  and  warranties set forth  therein  with  respect to the number of loans  (including  the related  percentage)  in excess of zero which meet or do not meet a  specified  criteria);  (vi) not be 30 days or more
Delinquent;  (vii) not be subject to the  requirements  of HOEPA (as defined in the Assignment
Agreement);  (viii)  have a policy  of title  insurance,  in the  form and  amount  that is in material  compliance  with the Program  Guide,  that was  effective  as of the closing of such
Mortgage  Loan,  is valid and  binding,  and  remains  in full  force and  effect,  unless the
Mortgage  Property is located in the State of Iowa where an  attorney's  certificate  has been provided as described in the Program  Guide;  (ix) if the Deleted Loan is not a Balloon  Loan,
not be a Balloon Loan;  (x) with respect to adjustable  rate Mortgage  Loans,  have a Mortgage
Rate  that  adjusts  with the same  frequency  and  based  upon the same  Index as that of the
Deleted  Mortgage  Loan;  (xi) with respect to  adjustable  rate Mortgage  Loans,  have a Note
Margin not less than that of the  Deleted  Mortgage  Loan;  (xii) with  respect to  adjustable rate Mortgage  Loans,  have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage
Loan; and (xiii) with respect to adjustable rate Mortgage  Loans,  have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

        Rating  Agency:  Each of Standard & Poor's and  Moody's.  If any agency or a successor is no longer in existence,  "Rating  Agency" shall be such  statistical  credit rating agency, or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Trustee and the Master Servicer.

        Realized  Loss:  With respect to each  Mortgage  Loan (or REO  Property) as to which a
Cash  Liquidation  or REO  Disposition  has occurred,  an amount (not less than zero) equal to
(i) the Stated  Principal  Balance of the  Mortgage  Loan (or REO  Property) as of the date of
Cash Liquidation or REO  Disposition,  plus (ii) interest (and REO Imputed  Interest,  if any)
at the Net Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to
Certificateholders  up to the last day of the  month in  which  the Cash  Liquidation  (or REO
Disposition)  occurred  on the  Stated  Principal  Balance  of  such  Mortgage  Loan  (or  REO
Property)  outstanding  during each Due Period that such  interest  was not paid or  advanced, minus (iii) the proceeds,  if any,  received  during the month in which such Cash  Liquidation
(or REO  Disposition)  occurred,  to the extent  applied as  recoveries of interest at the Net
Mortgage Rate and to principal of the Mortgage Loan, net of the portion  thereof  reimbursable to the  Master  Servicer  or any  Subservicer  with  respect to  related  Advances,  Servicing
Advances or other  expenses  as to which the Master  Servicer  or  Subservicer  is entitled to reimbursement  thereunder  but which  have not been  previously  reimbursed.  With  respect to each  Mortgage  Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such  Mortgage
Loan was reduced or (2) the sum of any other  amounts  owing under the Mortgage Loan that were forgiven and that constitute  Servicing  Advances that are reimbursable to the Master Servicer or a  Subservicer,  and (b) any such  amount  with  respect to a Monthly  Payment  that was or would  have  been due in the  month  immediately  following  the  month  in which a  Principal
Prepayment  or the Purchase  Price of such Mortgage Loan is received or is deemed to have been received.  With  respect to each  Mortgage  Loan which has become the  subject of a  Deficient
Valuation,  the  difference  between the principal  balance of the Mortgage  Loan  outstanding immediately  prior to such Deficient  Valuation and the principal balance of the Mortgage Loan as reduced by the  Deficient  Valuation.  With respect to each  Mortgage Loan which has become the  object  of a  Debt  Service  Reduction,  the  amount  of  such  Debt  Service  Reduction.
Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is  diligently  pursuing  any remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and  either (A) the  related  Mortgage  Loan is not in default  with  regard to  payments  due thereunder or (B)  delinquent  payments of principal and interest  under the related  Mortgage
Loan and any  premiums  on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such  Mortgage  Loan are being  advanced on a current  basis by the Master  Servicer  or a  Subservicer,  in either  case  without  giving  effect to any Debt
Service Reduction.

        Realized  Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC III  Regular  Interest SB-IO in reduction of the accrued but unpaid interest thereon until  such  accrued  and  unpaid  interest  shall  have been  reduced to zero and then to the
REMIC III Regular Interest SB-PO in reduction of the Principal Balance thereof.

        To the extent the Master Servicer receives  Subsequent  Recoveries with respect to any
Mortgage  Loan,  the amount of the Realized  Loss with respect to that  Mortgage  Loan will be reduced  to the extent  such  recoveries  are  applied  to reduce  the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each  Distribution Date and the LIBOR  Certificates,  the
Business  Day   immediately   preceding  such   Distribution   Date.   With  respect  to  each
Distribution  Date and the  Certificates  (other  than the LIBOR  Certificates),  the close of business on the last  Business Day of the month next  preceding the month in which the related
Distribution  Date  occurs,  except in the case of the first  Record  Date which  shall be the
Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular Interest:  Any one of the regular interests in the REMICs.

        Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB),  17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Regulation S:  Regulation S promulgated under the Securities Act.

        Regulation  S Global  Class B  Certificate:  A Permanent  Regulation  S Global Class B
Certificate or a Temporary Regulation S Global Class B Certificate, as applicable.

        Relief Act:  The Servicemembers Civil Relief Act, as amended.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

        REMIC:  A  "real  estate   mortgage   investment   conduit"   within  the  meaning  of
Section 860D  of the Code. As used herein,  the term "REMIC"  shall mean REMIC I,  REMIC II or
REMIC III.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Interest   Amount:   For  any  Distribution   Date  and  each  Class of  Class A
Certificates   and  Class M   Certificates,   the  Accrued   Certificate   Interest  for  such
Class reduced  by the  portion  thereof  attributable  to the  excess,  if any, of the related
Pass-Through  Rate for such  Distribution Date over the related REMIC II Net WAC Rate for such
Distribution Date.

        REMIC I:  The segregated pool of assets subject hereto  (exclusive of the Swap Account and the Swap  Agreement),  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made, consisting of:

               (i)....the Mortgage Loans and the related Mortgage Files;

               (ii)...all payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the Custodial  Account or in the Certificate  Account and identified as belonging to the Trust Fund;

               (iii)..property  which  secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv)...the hazard insurance policies and Primary Insurance Policies  pertaining to the Mortgage Loans, if any; and

               (v) ...all proceeds of clauses (i) through (iv) above.

        REMIC I Available  Distribution  Amount: The Available  Distribution  Amount increased by the amount of any Net Swap Payment described in clause (b)(z) thereof.

        REMIC I Distribution   Amount:  For  any  Distribution  Date,  the  REMIC I  Available
Distribution  Amount  shall be  distributed  to  REMIC II  in respect of the  REMIC I  Regular
Interests and the Class R-I Certificates in the following amounts and priority:

               (a)....to REMIC I  Regular  Interest  A-I and  REMIC I  Regular  Interest I-1-A
through I-44-B, pro rata, in an amount equal to (A)  Uncertificated  Accrued Interest for such
REMIC I  Regular  Interests  for such  Distribution  Date,  plus (B) any  amounts  payable  in respect thereof remaining unpaid from previous Distribution Dates; and

               (b)....to  the  extent  of  amounts  remaining  after  the  distributions  made pursuant to clause (a) above,  payments of principal shall be allocated as follows:  first, to
REMIC I  Regular   Interests   I-1-A  through  I-44-B  starting  with  the  lowest   numerical
denomination  until  the  Uncertificated  Principal  Balance  of  each  such  REMIC I  Regular
Interest is reduced to zero,  provided  that,  for  REMIC I  Regular  Interests  with the same numerical  denomination,  such payments of principal  shall be allocated pro rata between such
REMIC I Regular  Interests and second,  to the extent of any  Overcollateralization  Reduction
Amount to REMIC I  Regular  Interest A-I until the  Uncertificated  Principal  Balance of such
REMIC I Regular Interest is reduced to zero.

        REMIC I Interests:  The REMIC I Regular Interests and the Class R I Certificates.
        REMIC I  Realized  Losses:  All  Realized  Losses  on  the  Mortgage  Loans  shall  be allocated  first,  on each  Distribution  Date,  to REMIC I  Regular  Interest  A-I until such
REMIC I  Regular  Interest  has  been  reduced  to  zero.  Second,  Realized  Losses  shall be allocated  to  REMIC I  Regular  Interest  I-1-A  through  REMIC I  Regular  Interest  I-42-B, starting with the lowest numerical  denomination  until such REMIC I Regular Interest has been reduced  to zero,  provided  that,  for  REMIC I  Regular  Interests  with the same  numerical denomination,  such Realized  Losses shall be allocated pro rata between such REMIC I  Regular
Interests.

        REMIC I Regular Interest.  Any of the separate  non-certificated  beneficial ownership interests in REMIC I  issued  hereunder  and  designated  as a "regular  interest" in REMIC I.
Each REMIC I  Regular  Interest shall accrue  interest at the related  Uncertificated  REMIC I
Pass-Through  Rate in effect  from time to time,  and shall be entitled  to  distributions  of principal,  subject to the terms and conditions  hereof,  in an aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the Preliminary  Statement hereto.
The  designations  for  the  respective  REMIC I  Regular  Interests  are  set  forth  in  the
Preliminary Statement hereto.

        REMIC I Regular  Interest A-I: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC II:  The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Available  Distribution  Amount:  For  any  Distribution  Date,  the  amount distributed  from  REMIC I to  REMIC II  on such  Distribution  Date in respect of the REMIC I
Regular Interests.

        REMIC II  Distribution  Amount:  For any  Distribution  Date,  the REMIC II  Available
Distribution  Amount shall be  distributed  to  REMIC III  in respect of the REMIC II  Regular
Interests and the Class R-II Certificates in the following amounts and priority:

               (a)....to  REMIC II   Regular  Interest  LT-IO,  in  an  amount  equal  to  (i)
Uncertificated  Accrued  Interest for such  REMIC II  Regular  Interest for such  Distribution
Date, plus (ii) any amounts in respect  thereof  remaining  unpaid from previous  Distribution
Dates;

               (b)....to  the  extent  of  amounts  remaining  after  the  distributions  made pursuant to clause (a) above, to REMIC II  Regular  Interests LT1, LT2, LT3 and LT4, pro rata, in an amount equal to (i) their  Uncertificated  Accrued Interest for such Distribution  Date, plus (ii) any amounts in respect thereof  remaining unpaid from previous  Distribution  Dates;
and

               (c)....to  the  extent  of  amounts  remaining  after  the  distributions  made pursuant to clauses (a) and (b) above:

                                    (i)     to REMIC I  Regular  Interests  LT2,  LT3 and LT4,
                      their respective Principal Distribution Amounts;

                                    (ii)    to  REMIC I  Regular  Interest  LT1 any  remainder
                      until the Uncertificated Principal Balance thereof is reduced to zero;

                                    (iii)   any remainder to REMIC II  Regular  Interests LT2,
                      LT3 and LT4,  pro rata  according  to  their  respective  Uncertificated
                      Principal Balances as reduced by the distributions  deemed made pursuant to (i) above, until their respective  Uncertificated  Principal Balances are reduced to zero; and

               (d)....to  the  extent  of  amounts  remaining  after  the  distributions  made pursuant to clauses (a) through (c) above:

                                    (i)     first, to each of the REMIC II Regular  Interests,
                      pro  rata  according  to the  amount  of  unreimbursed  Realized  Losses allocable  to  principal  previously  allocated  to each  such  REMIC II
                      Regular  Interest,  the  aggregate  amount of any  distributions  to the
                      Certificates   as   reimbursement   of  such  Realized  Losses  on  such
                      Distribution Date pursuant to clause (ix) in Section 4.02(c);  provided, however,  that any amounts distributed pursuant to this paragraph (d)(i)
                      of this definition of "REMIC II  Distribution  Amount" shall not cause a reduction  in  the  Uncertificated  Principal  Balances  of  any  of the
                      REMIC II Regular Interests; and

                                    (ii)    second,  to  the  Class R-III  Certificates,   any
                      remaining amount.

        REMIC II Net WAC Rate: With respect to any  Distribution  Date, a per annum rate equal to the  weighted  average of (x) with  respect to REMIC I  Regular  Interests  ending with the designation "B," the weighted average of the  Uncertificated  REMIC I  Pass-Through  Rates for
such  REMIC I  Regular  Interests,  weighted  on the  basis  of the  Uncertificated  Principal
Balance of such REMIC I Regular  Interests for each such  Distribution  Date, (y) with respect to REMIC I  Regular  Interest  A-I,  the  Uncertificated  REMIC I  Pass-Through  Rate for such
REMIC I Regular  Interest,  and (z) with respect to REMIC I Regular  Interests ending with the designation  "A," for each  Distribution  Date listed below, the weighted average of the rates listed below for each such REMIC I  Regular  Interest  listed below,  weighted on the basis of the  Uncertificated  Principal  Balance of each such  REMIC I  Regular  Interest for each such
Distribution Date:

 DISTRIBUTION
     DATE       REMIC I REGULAR INTEREST                          RATE
      1         I-1-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
      2         I-2-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A                      Uncertificated REMIC I Pass-Through Rate
      3         I-3-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A and I-2-A            Uncertificated REMIC I Pass-Through Rate
      4         I-4-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-3-A        Uncertificated REMIC I Pass-Through Rate
      5         I-5-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-4-A        Uncertificated REMIC I Pass-Through Rate
      6         I-6-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-5-A        Uncertificated REMIC I Pass-Through Rate
      7         I-7-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-6-A        Uncertificated REMIC I Pass-Through Rate
      8         I-8-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-7-A        Uncertificated REMIC I Pass-Through Rate
      9         I-9-A through I-44-A       2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-8-A        Uncertificated REMIC I Pass-Through Rate
      10        I-10-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-9-A        Uncertificated REMIC I Pass-Through Rate
      11        I-11-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-10-A       Uncertificated REMIC I Pass-Through Rate
      12        I-12-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-11-A       Uncertificated REMIC I Pass-Through Rate
      13        I-13-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-12-A       Uncertificated REMIC I Pass-Through Rate
      14        I-14-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-13-A       Uncertificated REMIC I Pass-Through Rate
      15        I-15-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-14-A       Uncertificated REMIC I Pass-Through Rate
      16        I-16-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-15-A       Uncertificated REMIC I Pass-Through Rate
      17        I-17-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-16-A       Uncertificated REMIC I Pass-Through Rate
      18        I-18-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-17-A       Uncertificated REMIC I Pass-Through Rate
      19        I-19-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-18-A       Uncertificated REMIC I Pass-Through Rate
      20        I-20-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-19-A       Uncertificated REMIC I Pass-Through Rate
      21        I-21-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-20-A       Uncertificated REMIC I Pass-Through Rate
      22        I-22-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-21-A       Uncertificated REMIC I Pass-Through Rate
      23        I-23-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-22-A       Uncertificated REMIC I Pass-Through Rate
      24        I-24-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-23-A       Uncertificated REMIC I Pass-Through Rate
      25        I-25-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-24-A       Uncertificated REMIC I Pass-Through Rate
      26        I-26-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-25-A       Uncertificated REMIC I Pass-Through Rate
      27        I-27-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-26-A       Uncertificated REMIC I Pass-Through Rate
      28        I-28-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-27-A       Uncertificated REMIC I Pass-Through Rate
      29        I-29-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-28-A       Uncertificated REMIC I Pass-Through Rate
      30        I-30-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-29-A       Uncertificated REMIC I Pass-Through Rate
      31        I-31-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-30-A       Uncertificated REMIC I Pass-Through Rate
      32        I-32-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-31-A       Uncertificated REMIC I Pass-Through Rate
      33        I-33-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-32-A       Uncertificated REMIC I Pass-Through Rate
      34        I-34-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-33-A       Uncertificated REMIC I Pass-Through Rate
      35        I-35-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-34-A       Uncertificated REMIC I Pass-Through Rate
      36        I-36-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-35-A       Uncertificated REMIC I Pass-Through Rate
      37        I-37-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-36-A       Uncertificated REMIC I Pass-Through Rate
      38        I-38-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-37-A       Uncertificated REMIC I Pass-Through Rate
      39        I-39-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-38-A       Uncertificated REMIC I Pass-Through Rate
      40        I-40-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-39-A       Uncertificated REMIC I Pass-Through Rate
      41        I-41-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-40-A       Uncertificated REMIC I Pass-Through Rate
      42        I-42-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-41-A       Uncertificated REMIC I Pass-Through Rate
      43        I-43-A through I-44-A      2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-42-A       Uncertificated REMIC I Pass-Through Rate
      44        I-44-A                     2 multiplied by Swap LIBOR, subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-43-A       Uncertificated REMIC I Pass-Through Rate
  Thereafter    I-1-A through I-44-A       Uncertificated REMIC I Pass-Through Rate

----------------------------------------------------------------------------------------------
        REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the  principal  balances  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4,
respectively  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

        Y1 =   the principal balance of the REMIC II Regular Interest LT1 after  distributions on the prior Distribution Date.

        Y2 =   the principal balance of the REMIC II Regular Interest LT2 after  distributions on the prior Distribution Date.

        Y3 =   the principal balance of the REMIC II Regular Interest LT3 after  distributions on the prior Distribution Date.

        Y4 =   the principal balance of the REMIC II Regular Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

        (DELTA)Y1 =   the REMIC II Regular Interest LT1 Principal Reduction Amount.

        (DELTA)Y2 =   the REMIC II Regular Interest LT2 Principal Reduction Amount.

        (DELTA)Y3 =   the REMIC II Regular Interest LT3 Principal Reduction Amount.

        (DELTA)Y4 =   the REMIC II Regular Interest LT4 Principal Reduction Amount.

        P0 =   the aggregate  principal  balance of REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after  distributions and the allocation of Realized Losses on the prior
               Distribution Date.

        P1 =   the aggregate  principal  balance of the REMIC II  Regular  Interests LT1, LT2,
               LT3 and LT4 after  distributions  and the  allocation of Realized  Losses to be made on such Distribution Date.

        (DELTA)P =    P0 - P1 = the aggregate of the REMIC II Regular  Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

             = the aggregate of the principal  portions of Realized Losses to be allocated to, and  the  principal  distributions  to be made  on,  the  Certificates  on such
               Distribution  Date (including  distributions  of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

        R0 =   the  REMIC II Net WAC Rate  (stated as a monthly  rate) after giving  effect to amounts  distributed  and Realized Losses  allocated on the prior  Distribution
               Date.

        R1 =   the  REMIC II Net WAC Rate  (stated as a monthly  rate) after giving  effect to amounts  to be  distributed  and  Realized  Losses  to  be  allocated  on  such
               Distribution Date.

        (alpha) =     (Y2 + Y3)/P0.  The initial  value of (alpha) on the Closing Date for use on the first Distribution Date shall be 0.0001.

        (gamma)0 =    the  lesser of (A) the sum for all  Classes of  Certificates  other than the Class SB  Certificates  and Class IO  Certificates  of the product for each
               Class of  (i) the monthly  interest  rate (as limited by the  REMIC II  Net WAC
               Rate, if applicable) for such  Class applicable for distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal Balance for such  Class after  distributions  and the allocation of Realized  Losses on the prior Distribution Date and (B) R0*P0.

        (gamma)1 =    the  lesser of (A) the sum for all  Classes of  Certificates  other than the Class SB  Certificates  and Class IO  Certificates  of the product for each
               Class of  (i) the monthly  interest  rate (as limited by the  REMIC II  Net WAC
               Rate, if applicable) for such  Class applicable for distributions to be made on the next  succeeding  Distribution  Date and  (ii)  the  aggregate  Certificate
               Principal  Balance for such  Class after  distributions  and the  allocation of
               Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - Y3 - Y4;
        (DELTA)Y2 = (a/2){(a0R1 - a1R0)/R0R1};
        (DELTA)Y3 = (a(DELTA)P - (DELTA)Y2; and
        (DELTA)Y4 = (DELTA)Y3.
if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:
        (1)    If (DELTA)Y2, as so determined, is negative, then
        (DELTA)Y2 = 0
        (DELTA)Y3 = a{a1R0P0 - a0R1P1}/{a1R0};
        (DELTA)Y4 = (DELTA)Y3; and
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
        (2)    If (DELTA)Y3, as so determined, is negative, then
        (DELTA)Y3 = 0;
        (DELTA)Y2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 - a1R0};
        (DELTA)Y4 = (DELTA)Y3; and
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        REMIC II  Realized  Losses:  Realized  Losses on the Mortgage Loans shall be allocated to the REMIC II  Regular  Interests as follows.  The  interest  portion of Realized  Losses on the Mortgage Loans, if any, shall be allocated among REMIC II  Regular  Interests LT1, LT2 and
LT4, pro rata  according to the amount of interest  accrued but unpaid  thereon,  in reduction thereof.  Any  interest  portion of such  Realized  Losses in excess of the  amount  allocated pursuant  to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized
Losses  not  attributable  to  any  specific  Mortgage  Loan  and  allocated  pursuant  to the succeeding  sentences.  The  principal  portion of Realized  Losses  with  respect to Mortgage
Loans shall be allocated  to the REMIC II  Regular  Interests as follows:  first,  to REMIC II
Regular  Interests  LT2,  LT3  and  LT4,  pro-rata  according  to  their  respective  REMIC II
Principal  Reduction  Amounts  to the  extent  thereof  in  reduction  of  the  Uncertificated
Principal  Balance of such REMIC II Regular Interests and, second,  the remainder,  if any, of such  principal  portion of such  Realized  Losses  shall be  allocated  to  REMIC II  Regular
Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

        REMIC II Regular  Interests:  REMIC II Regular Interest LT1, REMIC II Regular Interest
LT2,  REMIC II  Regular  Interest  LT3,  REMIC II  Regular  Interest LT4 and REMIC II  Regular
Interest LT-IO.

        REMIC II  Regular  Interest  LT1: A regular  interest in  REMIC II  that is held as an
asset  of   REMIC III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest LT1 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II  Regular  Interest LT1 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT1 on such Distribution Date.

        REMIC II  Regular  Interest  LT2: A regular  interest in  REMIC II  that is held as an
asset  of   REMIC III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest LT2 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II  Regular  Interest LT2 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT2 on such Distribution Date.

        REMIC II  Regular  Interest  LT3: A regular  interest in  REMIC II  that is held as an
asset  of   REMIC III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest LT3 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II  Regular  Interest LT3 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT3 on such Distribution Date.

        REMIC II  Regular  Interest  LT4: A regular  interest in  REMIC II  that is held as an
asset  of   REMIC III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest LT4 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II  Regular  Interest LT4 Principal  Reduction  Amount
for such  Distribution  Date  over the  Realized  Losses  allocated  to the  REMIC II  Regular
Interest LT4 on such Distribution Date.

        REMIC II  Regular  Interest  LT-IO: A regular  interest in REMIC II that is held as an asset of  REMIC III,  that has no  initial  principal  balance,  that  bears  interest  at the related Uncertificated  REMIC II Pass-Through Rate on its Uncertificated  Notional Amount, and
that has such other terms as are described herein.

        REMIC III:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

        REMIC III  Available  Distribution  Amount:  For any  Distribution  Date,  the  amount distributed  from REMIC II to REMIC III on such  Distribution  Date in respect of the REMIC II
Regular Interests.

        REMIC III  Distribution  Amount:  For any Distribution  Date, the REMIC III  Available
Distribution   Amount  shall  be  deemed  distributed  to  Class  A,  Class  M  and  Class  SB
Certificates  in  respect  of the  portion  of such  Certificates  representing  ownership  of
REMIC III  Regular  Interests and the Class R- III  Certificates in the following  amounts and priority:

        (i)    to  the  Class  SB  Certificateholders  in  respect  of the  REMIC III  Regular
Interest IO, the amount  distributable  with  respect to such  REMIC III  Regular  Interest as described in the  Preliminary  Statement,  being paid from and in  reduction of the  REMIC III
Available Distribution Amount for such Distribution Date;

        (ii)   to the Class A Certificateholders,  the Accrued Certificate Interest payable on the Class A Certificates  with respect to such  Distribution  Date,  plus any related  amounts accrued  pursuant to this clause (i) but remaining  unpaid from any prior  Distribution  Date, being paid from and in  reduction  of the  REMIC III  Available  Distribution  Amount for such
Distribution Date;

        (iii)  to the Class M  Certificateholders,  from the amount,  if any, of the Available
Distribution  Amount  remaining  after  the  foregoing   distributions,   Accrued  Certificate
Interest  payable on the Class M Certificates  with respect to such  Distribution  Date,  plus any related amounts accrued  pursuant to this clause (ii) but remaining  unpaid from any prior
Distribution   Date,   sequentially,   to  the   Class  M-1   Certificateholders,   Class  M-2
Certificateholders,  Class M-3  Certificateholders,  Class M-4  Certificateholders,  Class M-5
Certificateholders,  Class M-6  Certificateholders,  Class M-7  Certificateholders,  Class M-8
Certificateholders,  Class M-9 Certificateholders and Class M-10  Certificateholders,  in that order,  being paid from and in reduction of the REMIC III  Available  Distribution  Amount for
such Distribution Date;

        (iv)   to the Class B Certificateholders,  the Accrued Certificate Interest payable on the Class B Certificates  with respect to such  Distribution  Date,  plus any related  amounts accrued  pursuant to this clause (i) but remaining  unpaid from any prior  Distribution  Date, being paid from and in  reduction  of the  REMIC III  Available  Distribution  Amount for such
Distribution Date;

        (v)    the  Principal  Distribution  Amount  shall be  distributed  as follows,  to be applied to reduce the  principal  balance of the  REMIC III  Regular  Interest  related to the applicable  Certificates  in each case to the extent of the remaining  Principal  Distribution
Amount:

               (A)    first, the Class A  Principal  Distribution  Amount shall be distributed sequentially to the Class A-1 Certificateholders,  Class A-2 Certificateholders, Class A-3
    Certificateholders  and Class A-4  Certificateholders,  in that order,  in each case until the Certificate Principal Balance thereof is reduced to zero;

               (B)    second,  to the Class M-1  Certificateholders,  the Class M-1  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-1
    Certificates has been reduced to zero;

               (C)    third,  to the Class M-2  Certificateholders,  the  Class M-2  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-2
    Certificates has been reduced to zero;

               (D)    fourth,  to the Class M-3  Certificateholders,  the Class M-3  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-3
    Certificates has been reduced to zero;

               (E)    fifth,  to the Class M-4  Certificateholders,  the  Class M-4  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-4
    Certificates has been reduced to zero;

               (F)    sixth,  to the Class M-5  Certificateholders,  the  Class M-5  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-5
    Certificates has been reduced to zero;

               (G)    seventh,  to the Class M-6  Certificateholders,  the Class M-6 Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-6
    Certificates has been reduced to zero;

               (H)    eighth,  to the Class M-7  Certificateholders,  the Class M-7  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-7
    Certificates has been reduced to zero;

               (I)    ninth,  to the Class M-8  Certificateholders,  the  Class M-8  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-8
    Certificates has been reduced to zero;

               (J)    tenth,  to the Class M-9  Certificateholders,  the  Class M-9  Principal
    Distribution   Amount,   until  the  Certificate   Principal   Balance  of  the  Class M-9
    Certificates has been reduced to zero; and

               (K)    eleventh,   to  the   Class M-10   Certificateholders,   the  Class M-10
    Principal  Distribution Amount, until the Certificate  Principal Balance of the Class M-10
    Certificates has been reduced to zero; and

               (L)    twelfth,  to the  Class B  Certificateholders,  the  Class  B  Principal
    Distribution Amount,  until the Certificate  Principal Balance of the Class B Certificates
    has been reduced to zero; and

        (vi)   to the  Class A  Certificateholders,  Class M  Certificateholders  and  Class B
Certificateholders,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such  Distribution  Date,  on a  pro  rata  basis  based  on  Prepayment  Interest  Shortfalls allocated  thereto to the extent not offset by Eligible Master Servicing  Compensation on such
Distribution Date;

        (vii)  to the  Class A  Certificateholders,  Class M  Certificateholders  and  Class B
Certificateholders,  the amount of any Prepayment  Interest  Shortfalls  previously  allocated thereto remaining unpaid from prior  Distribution  Dates together with interest thereon at the related  Pass  Through  Rate,  on a  pro  rata  basis  based  on  unpaid  Prepayment  Interest
Shortfalls previously allocated thereto;

        (viii) to the Class SB  Certificates,  (A) from the amount,  if any, of the  REMIC III
Available  Distribution  Amount  remaining after the foregoing  distributions,  the sum of (I)
Accrued Certificate Interest thereon, (II) the amount of any  Overcollateralization  Reduction
Amount for such  Distribution  Date and (III) for any Distribution  Date after the Certificate
Principal  Balance of each Class of Class A  Certificates,  Class M  Certificates  and Class B
Certificates  has  been  reduced  to  zero,  the  Overcollateralization  Amount  and  (B) from prepayment charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

        (ix)   to the Holders of the  Class R-III  Certificates,  the balance,  if any, of the
REMIC III Available  Distribution Amount.

        REMIC III  Regular Interest SB-PO: A separate  non-certificated  beneficial  ownership interests in REMIC III  issued  hereunder and  designated as a Regular  Interest in REMIC III.
REMIC III  Regular  Interest  SB-PO  shall  have no  entitlement  to  interest,  and  shall be entitled  to  distributions  of  principal  subject  to the terms and  conditions  hereof,  in aggregate  amount  equal  to  the  initial  Certificate  Principal  Balance  of  the  Class SB
Certificates as set forth in the Preliminary Statement hereto.

        REMIC III  Regular Interest SB-IO: A separate  non-certificated  beneficial  ownership interests in REMIC III  issued  hereunder and  designated as a Regular  Interest in REMIC III.
REMIC III  Regular  Interest  SB-IO  shall  have no  entitlement  to  principal,  and shall be entitled  to  distributions  of  interest  subject  to the terms  and  conditions  hereof,  in
aggregate  amount  equal  to  the  interest   distributable   with  respect  to  the  Class SB
Certificates pursuant to the terms and conditions hereof.

        REMIC III  Regular  Interest  IO: A  separate  non-certificated  beneficial  ownership interests in REMIC III  issued  hereunder and  designated as a Regular  Interest in REMIC III.
REMIC III  Regular  Interest IO shall have no entitlement to principal,  and shall be entitled to distributions of interest subject to the terms and conditions  hereof,  in aggregate amount equal to the interest distributable with respect to REMIC II Regular Interest LT-IO.

        REMIC III  Regular  Interests:  REMIC III  Regular  Interests  SB-IO,  SB-PO  and  IO,
together  with  the  Class A  Certificates,  Class M  Certificates  and  Class B  Certificates
exclusive  of their  respective  rights to receive  the payment of Basis Risk  Shortfalls  and other amounts pursuant to the SB-AM Swap Agreement.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO  Disposition:  With respect to any REO  Property,  a  determination  by the Master
Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,
REO Proceeds  and other  payments and  recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

        REO Imputed  Interest:  With respect to any REO  Property,  for any period,  an amount equivalent  to  interest  (at a rate  equal to the Net  Mortgage  Rate  that  would  have been applicable  to the related  Mortgage  Loan had it been  outstanding)  on the unpaid  principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged Property)
which proceeds are required to be deposited  into the Custodial  Account only upon the related
REO Disposition.

        REO Property:  A Mortgaged  Property  acquired by the Master Servicer on behalf of the
Trust Fund for the benefit of the  Certificateholders  through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (a) has been subject to an interest  rate  reduction,  (b) has been  subject to a term  extension  or (c) has had amounts owing on such  Mortgage  Loan  capitalized  by  adding  such  amount to the  Stated  Principal
Balance  of  such  Mortgage  Loan;  provided,  however,  that  a  Mortgage  Loan  modified  in accordance with (a) above for a temporary period shall not be a Reportable  Modified  Mortgage
Loan if such Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification  if that interest  rate  reduction is not made permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request  for  Release:  A  request  for  release,  the form of which  is  attached  as
Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required   Overcollateralization  Amount:  With  respect  to  any  Distribution  Date,
(a) prior to the Stepdown  Date,  an amount equal to 1.80% of the aggregate  Stated  Principal
Balance of the Mortgage  Loans as of the Cut-off Date,  (b) on or after the Stepdown Date if a
Trigger  Event is not in effect,  the greater of (i) an amount equal to 3.60% of the aggregate
outstanding   Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  made on that  Distribution  Date and (ii) the  Overcollateralization  Floor and
(c) on or after the  Stepdown  Date if a Trigger  Event is in effect,  an amount  equal to the
Required  Overcollateralization  Amount from the immediately preceding  Distribution Date. The
Required  Overcollateralization  Amount  may be reduced  so long as  written  confirmation  is obtained from each Rating  Agency that such  reduction  shall not reduce the ratings  assigned to any Class of  Certificates  by such  Rating  Agency  below  the  lower of the  then-current rating or the rating  assigned  to such  Certificates  as of the  Closing  Date by such Rating
Agency.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate  Trust  Department  of the Trustee,  including any Senior Vice  President,  any Vice
President,  any  Assistant  Vice  President,  any  Assistant  Secretary,  any Trust Officer or
Assistant  Trust  Officer,  or any other  officer  of the  Trustee,  in each case with  direct responsibility for the administration of this Agreement.

        RFC Exemption:  As defined in Section 5.02(e)(ii).

        Rule 144A:  Rule 144A under the Securities Act.

        Rule 144A Global Class B Certificate:  As defined in  Section 5.01(b).  A form of Rule
144A Global Class B Certificate  will be issued  substantially in the form attached as Exhibit
B-2 hereto.

        SB-AM Swap Agreement:  The swap between the Class SB  Certificateholder  and the Class
A and Class M  Certificateholders  evidenced by the confirmation  attached hereto as Exhibit Q and incorporated herein by reference.

        Securities Act:  The Securities Act of 1933, as amended.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage  loans  directly  or  indirectly  to an issuing in  connection  with an  issuance  of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Seller: With respect to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An  agreement  for the  origination  and sale of Mortgage  Loans generally in the form of the seller  contract  referred to or contained in the Program  Guide, or in such other form as has been approved by the Master Servicer and the Depositor.

        Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of (i) the  aggregate  Certificate  Principal
Balance   of   the   Class M    Certificates   and   Class B   Certificates   and   (ii)   the
Overcollateralization  Amount,  in  each  case  prior  to the  distribution  of the  Principal
Distribution  Amount on such  Distribution  Date and the denominator of which is the aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that Distribution Date.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master  Servicer or a Subservicer  in the  performance  of its  servicing  obligations, including,  but not limited to, the cost of (i) the  preservation,  restoration and protection of a Mortgaged  Property  or, with  respect to a  cooperative  loan,  the related  cooperative apartment,  (ii) any enforcement or judicial proceedings,  including  foreclosures,  including any expenses  incurred in relation to any such  proceedings that result from the Mortgage Loan being  registered  on the  MERS(R)System,  (iii) the  management  and  liquidation  of any REO
Property,  (iv) any mitigation  procedures  implemented in accordance with  Section 3.07,  and
(v) compliance  with the  obligations  under  Sections  3.01,  3.08,  3.11,  3.12(a) and 3.14, including,  if the Master Servicer or any Affiliate of the Master Servicer  provides  services such as appraisals  and  brokerage  services  that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing   Criteria:   The  "servicing   criteria"  set  forth  in  Item  1122(d)  of
Regulation AB, as such may be amended from time to time.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate equal to the Servicing Fee Rate  multiplied by the Stated  Principal
Balance of such  Mortgage  Loan as of the related  Due Date in the related Due Period,  as may be adjusted pursuant to Section 3.16(e).

        Servicing Fee Rate:  With respect to any Mortgage Loan, the per annum rate  designated on the  Mortgage  Loan  Schedule  as the "MSTR SERV FEE," as may be adjusted  with  respect to successor  Master  Servicers  as provided in  Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance of a Mortgage  Loan, any extension of the final maturity date of a Mortgage
Loan,  and any increase to the Stated  Principal  Balance of a Mortgage  Loan by adding to the
Stated  Principal  Balance  unpaid  principal  and interest and other  amounts owing under the
Mortgage  Loan,  in each  case  pursuant  to a  modification  of a  Mortgage  Loan  that is in default,  or for  which,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose  name  and  specimen signature  appear on a list of  servicing  officers  furnished  to the  Trustee  by the Master
Servicer on the Closing Date, as such list may from time to time be amended.

        Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution  Date and the
Mortgage Loans, the arithmetic  average,  for each of the three Distribution Dates ending with such  Distribution  Date,  of the  fraction,  expressed  as a  percentage,  equal  to (x)  the aggregate Stated Principal  Balance of the Mortgage Loans that are 60 or more days  delinquent in payment of principal and interest for that Distribution  Date,  including Mortgage Loans in foreclosure and REO, over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage
Loans immediately preceding that Distribution Date.

        Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, as of any date of  determination,  (i) the sum of (a) the  Cut-off Date  Principal  Balance of
the Mortgage  Loan and (b) any  amount by which the Stated  Principal  Balance of the Mortgage
Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal  portion of the  Monthly  Payments  due with  respect to such  Mortgage  Loan or REO
Property  during  each Due Period  ending  with the Due  Period  relating  to the most  recent
Distribution  Date which were  received or with respect to which an Advance was made,  (b) all
Principal  Prepayments  with respect to such Mortgage Loan or REO Property,  and all Insurance
Proceeds,  Liquidation  Proceeds  and  REO  Proceeds,  to the  extent  applied  by the  Master
Servicer as  recoveries  of principal in  accordance  with  Section 3.14  with respect to such
Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous  Distribution  Date,  and (c) any  Realized Loss incurred with respect to such
Mortgage  Loan  allocated  to  Certificateholders   with  respect  thereto  for  any  previous
Distribution Date.

        Stepdown  Date:  That  Distribution  Date  which  is the  earlier  to occur of (a) the
Distribution  Date  immediately  succeeding  the  Distribution  Date on  which  the  aggregate
Certificate  Principal  Balance of the Class A  Certificates  has been reduced to zero and (b)
the  later  to  occur  of  (i) the   Distribution   Date  in  June 2009  and  (ii)  the  first
Distribution  Date on which the Senior  Enhancement  Percentage  is equal to or  greater  than
44.00%.

        Subordination:  The provisions  described in  Section 4.05  relating to the allocation of Realized Losses.

        Subordination  Percentage:  With  respect to the Class A  Certificates,  any  Class of
Class M Certificates and the Class B Certificates, the respective percentage set forth below.

                                                     SUBORDINATION
                                   CLASS               PERCENTAGE
                                     A                   56.00%
                                    M-1                  63.60%
                                    M-2                  70.70%
                                    M-3                  74.80%
                                    M-4                  78.50%
                                    M-5                  81.90%
                                    M-6                  85.20%
                                    M-7                  88.20%
                                    M-8                  91.00%
                                    M-9                  93.00%
                                   M-10                  94.40%
                                     B                   96.40%

----------------------------------------------------------------------------------------------

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related  expenses  permitted to be reimbursed  pursuant to  Section 3.10)
or surplus  amounts held by the Master Servicer to cover estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the Trustee pursuant to  Section 2.04)  specifically  related to a Mortgage Loan that was the subject of a
Cash  Liquidation  or an REO  Disposition  prior to the  related  Prepayment  Period  and that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing  Agreement and who generally  satisfied the requirements set forth in the Program
Guide in respect of the  qualification  of a  Subservicer  as of the date of its approval as a
Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the
Depositor.

        Subservicing  Fee: With respect to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer  (or,  in the  case of a  Nonsubserviced  Mortgage  Loan,  to the  Master
Servicer)  in respect of  subservicing  and other  compensation  that  accrues with respect to each  Distribution  Date at an annual rate  designated  as "SUBSERV  FEE" on the Mortgage Loan
Schedule.

        Swap  Account:  The  separate  trust  account  created and  maintained  by the Trustee pursuant to Section 4.10(a).

        Swap Agreement:  The interest rate swap agreement  between the Swap  Counterparty  and the Trustee,  on behalf of the Trust,  which agreement provides for Net Swap Payments and Swap
Termination  Payments  to  be  paid,  as  provided  therein,   together  with  any  schedules,
confirmations or other agreements relating thereto, attached hereto as Exhibit O.

        Swap  Agreement  Notional  Balance:  As to the Swap  Agreement  and each Floating Rate
Payer Payment Date and Fixed Rate Payer  Payment Date (each as defined in the Swap  Agreement)
the  amount  set forth on  Schedule  I to the Swap  Agreement  for such  Floating  Rate  Payer
Payment Date.

        Swap  Counterparty:  The  swap  counterparty  under  the  Swap  Agreement  either  (a)
entitled to receive  payments  from the Trustee from  amounts  payable by the Trust Fund under this  Agreement  or  (b) required  to make  payments  to the  Trustee for payment to the Trust
Fund,  in either  case  pursuant  to the terms of the Swap  Agreement,  and any  successor  in interest  or  assign.  Initially,  the  Swap  Counterparty  shall  be Bear  Stearns  Financial
Products Inc.

        Swap Counterparty  Trigger Event: With respect to any Distribution  Date, (i) an Event of  Default  under  the Swap  Agreement  with  respect  to which  the Swap  Counterparty  is a
Defaulting  Party,  (ii) a  Termination  Event under the Swap  Agreement with respect to which the Swap  Counterparty is the sole Affected Party, or (iii) an  additional  termination  event under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole  Affected
Party.

        Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

        Swap  Termination  Payment:  Upon the  occurrence of an Early  Termination  Date,  the payment  to be made by the  Trustee  on  behalf  of the  Trust to the Swap  Counterparty  from payments  from the Trust Fund, or by the Swap  Counterparty  to the Trustee for payment to the
Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any successor  forms,  to be filed on behalf of any REMIC hereunder due to its classification  as a REMIC  under  the  REMIC  Provisions,  together  with  any and all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Temporary  Regulation S Global Class B Certificate:  As defined in Section 5.01(b).  A form of Temporary  Regulation S Global Class B  Certificate  will be issued  substantially  in the form attached as Exhibit B-2 hereto.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Affidavit and Agreement: As defined in Section 5.02(f).

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Transferring Servicer:  As defined in Section 3.23(c).

        Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date on
or  after  the  Stepdown  Date  if  either  (a) the  Sixty-Plus  Delinquency  Percentage,   as
determined  on that  Distribution  Date,  equals or exceeds  36.36% of the Senior  Enhancement
Percentage for such  Distribution  Date or (b) on or after the Distribution Date in June 2008, the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the Cut-off
Date Balance exceeds the applicable amount set forth below:

        June 2008 to May 2009:              1.40%  with   respect   to  June  2008,   plus  an
                                            additional   1/12th  of  1.70%   for  each   month
                                            thereafter.

        June 2009 to May 2010:              3.10%  with   respect   to  June  2009,   plus  an
                                            additional   1/12th  of  1.75%   for  each   month
                                            thereafter.

        June 2010 to May 2011:              4.85%  with   respect   to  June  2010,   plus  an
                                            additional   1/12th  of  1.40%   for  each   month
                                            thereafter.

        June 2011 to May 2012:              6.25%  with   respect   to  June  2011,   plus  an
                                            additional   1/12th  of  0.75%   for  each   month
                                            thereafter.

        June 2012 and thereafter:           7.00%.

        Trustee:  As defined in the preamble hereto.

        Trust  Fund:  Collectively,  (i) the  assets of each  REMIC  hereunder,  (ii) the Swap
Account and (iii) the rights of the Trustee under the Swap Agreement.

        Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any  Distribution  Date, one month's interest at the related  Uncertificated  Pass-Through
Rate  for  such  Distribution  Date,  accrued  on  the  Uncertificated  Principal  Balance  or
Uncertificated  Notional Amount, as applicable,  immediately prior to such Distribution  Date.
Uncertificated  Accrued Interest for the Uncertificated  Regular Interests shall accrue on the basis of a 360-day year  consisting of twelve 30-day months.  For purposes of calculating  the amount  of  Uncertificated  Accrued  Interest  for  the  REMIC I  Regular  Interests  for  any
Distribution  Date,  any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the
extent not  covered  by  Compensating  Interest)  shall be  allocated  among  REMIC I  Regular
Interests,  pro rata,  based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application of this sentence.  For purposes of calculating  the amount of
Uncertificated  Accrued  Interest  for the REMIC II  Regular  Interests  for any  Distribution
Date,  any  Prepayment  Interest  Shortfalls  and  Relief  Act  Shortfalls  (to the extent not covered by Compensating  Interest) shall be allocated  among the REMIC II  Regular  Interests, pro rata,  based on, and to the extent of,  Uncertificated  Accrued  Interest,  as  calculated without  application of this sentence.  Uncertificated  Interest on REMIC III Regular Interest
SB-PO  shall be zero.  Uncertificated  Accrued  Interest  on the  REMIC III  Regular  Interest
SB-IO for each  Distribution  Date shall equal Accrued  Certificate  Interest for the Class SB
Certificates.

        Uncertificated  Notional  Amount:  With  respect to the Class SB  Certificates  or the
REMIC III Regular Interest SB-IO,  immediately  prior to any Distribution  Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

        With respect to REMIC II  Regular  Interest  LT-IO and each  Distribution  Date listed below,  the  aggregate  Uncertificated  Principal  Balance of the  REMIC I  Regular  Interests
ending with the designation "A" listed below:

             DISTRIBUTION
                 DATE                            REMIC I REGULAR INTERESTS
                   1                                I-1-A through I-44-A
                   2                                I-2-A through I-44-A
                   3                                I-3-A through I-44-A
                   4                                I-4-A through I-44-A
                   5                                I-5-A through I-44-A
                   6                                I-6-A through I-44-A
                   7                                I-7-A through I-44-A
                   8                                I-8-A through I-44-A
                   9                                I-9-A through I-44-A
                  10                               I-10-A through I-44-A
                  11                               I-11-A through I-44-A
                  12                               I-12-A through I-44-A
                  13                               I-13-A through I-44-A
                  14                               I-14-A through I-44-A
                  15                               I-15-A through I-44-A
                  16                               I-16-A through I-44-A
                  17                               I-17-A through I-44-A
                  18                               I-18-A through I-44-A
                  19                               I-19-A through I-44-A
                  20                               I-20-A through I-44-A
                  21                               I-21-A through I-44-A
                  22                               I-22-A through I-44-A
                  23                               I-23-A through I-44-A
                  24                               I-24-A through I-44-A
                  25                               I-25-A through I-44-A
                  26                               I-26-A through I-44-A
                  27                               I-27-A through I-44-A
                  28                               I-28-A through I-44-A
                  29                               I-29-A through I-44-A
                  30                               I-30-A through I-44-A
                  31                               I-31-A through I-44-A
                  32                               I-32-A through I-44-A
                  33                               I-33-A through I-44-A
                  34                               I-34-A through I-44-A
                  35                               I-35-A through I-44-A
                  36                               I-36-A through I-44-A
                  37                               I-37-A through I-44-A
                  38                               I-38-A through I-44-A
                  39                               I-39-A through I-44-A
                  40                               I-40-A through I-44-A
                  41                               I-41-A through I-44-A
                  42                               I-42-A through I-44-A
                  43                               I-43-A through I-44-A
                  44                                       I-44-A
              thereafter                                   $0.00
        With respect to REMIC III  Regular Interest IO,  immediately prior to any Distribution
Date,  an amount equal to the  Uncertificated  Notional  Amount of REMIC II  Regular  Interest
LT-IO.

        Uncertificated  Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate or the
Uncertificated REMIC II Pass-Through Rate, as applicable.

        Uncertificated  Principal Balance: The principal amount of any Uncertificated  Regular
Interest  outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each REMIC  Regular  Interest  shall  never be less than zero.  With  respect to  REMIC III
Regular  Interest SB-PO the initial amount set forth with respect  thereto in the  Preliminary
Statement  as  reduced  by   distributions   deemed  made  in  respect  thereof   pursuant  to
Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

        Uncertificated  Regular  Interests:  The REMIC I  Regular  Interests  and the REMIC II
Regular Interests.

        Uncertificated  REMIC I  Pass-Through  Rate  With  respect  to  each  REMIC I  Regular
Interest ending with the designation  "A," a per annum rate equal to the weighted  average Net
Mortgage  Rate of the  Mortgage  Loans  multiplied  by two (2),  subject to a maximum  rate of
10.900%.  With respect to each REMIC I Regular  Interest ending with the designation  "B," the greater  of (x) a per annum rate  equal to the  excess,  if any,  of (i) 2  multiplied  by the weighted  average  Net  Mortgage  Rate  of  the  Mortgage  Loans  over  (ii) 10.900%  and  (y)
0.00000%.  With respect to REMIC I  Regular  Interest  A-I, the weighted  average Net Mortgage
Rate of the Mortgage Loans.

        Uncertificated  REMIC II  Pass-Through Rate: With respect to any Distribution Date and
(i) REMIC II Regular Interests LT1 and LT2, the REMIC II Net WAC Rate,  (ii) REMIC II  Regular
Interest LT3, zero (0.00%),  (iii) REMIC II  Regular  Interest LT4, twice the REMIC II Net WAC
Rate, and (iv) REMIC II  Regular  Interest  LT-IO,  the excess of (i) the weighted  average of the  Uncertificated  REMIC I  Pass-Through Rates for REMIC I Regular Interests ending with the designation "A," over (ii) 2 multiplied by Swap LIBOR.

        Uniform  Single  Attestation   Program  for  Mortgage  Bankers:   The  Uniform  Single
Attestation  Program for Mortgage  Bankers,  as published by the Mortgage Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United  States  Person:  Either (i) a citizen or  resident  of the  United  States,  a corporation,  partnership or other entity  (treated as a corporation or partnership for United
States  federal  income  tax  purposes)  created  or  organized  in, or under the laws of, the
United  States,  any state  thereof,  or the  District  of  Columbia  (except in the case of a partnership,  to the extent  provided in Treasury  regulations)  provided  that,  for purposes solely of the  restrictions on the transfer of Class R  Certificates,  no partnership or other entity  treated as a  partnership  for United  States  federal  income tax  purposes  shall be treated  as a  United  States  Person  unless  all  persons  that  own  an  interest  in  such partnership  either  directly  or through  any  entity  that is not a  corporation  for United
States federal income tax purposes are required by the  applicable  operative  agreement to be
United States Persons, or an estate that is described in  Section 7701(a)(30)(D)  of the Code, or a trust that is  described  in  Section 7701(a)(30)(E)  of the Code,  or (ii) as defined in
Regulation S, as the context may require.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting  Rights  shall be allocated  among
Holders of the  Class A  Certificates,  Class M  Certificates  and  Class B  Certificates,  in
proportion  to  the   outstanding   Certificate   Principal   Balances  of  their   respective
Certificates;  1.00% of all of the Voting  Rights  shall be  allocated  to the  Holders of the
Class SB  Certificates;  and  0.33%,  0.33% and  0.34% of all of the  Voting  Rights  shall be allocated  to the  Holders  of the  Class  R-I,  Class  R-II  and  Class  R-III  Certificates,
respectively;  in  each  case  to be  allocated  among  the  Certificates  of  such  Class  in accordance with their respective Percentage Interests.

Section 1.02.  Determination of LIBOR.

        LIBOR  applicable  to  the  calculation  of  the   Pass-Through   Rate  on  the  LIBOR
Certificates  for any  Interest  Accrual  Period  will be  determined  as of each  LIBOR  Rate
Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment Date is not a Business Day, then on the next  succeeding  Business Day,  LIBOR shall be established by the  Trustee  and, as to any  Interest  Accrual  Period,  will equal the rate for one month
United  States  dollar  deposits  that  appears on the  Telerate  Screen Page 3750 as of 11:00
a.m.,  London time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750" means the  display  designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major  banks).  If such rate does not  appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other service for  displaying  LIBOR or comparable  rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the  Reference  Bank Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks (which shall be any three  major  banks that are  engaged in  transactions  in the  London  interbank  market, selected  by the  Trustee  after  consultation  with the Master  Servicer)  as of 11:00  a.m.,
London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period  of one  month  in  amounts  approximately  equal  to the  aggregate  Certificate
Principal Balance of the LIBOR  Certificates  then outstanding.  The Trustee shall request the principal  London  office of each of the  reference  banks to provide a quotation of its rate.
If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the quotations  rounded  up to the  next  multiple  of  1/16%.  If on such  date  fewer  than  two quotations  are  provided  as  requested,  the rate will be the  arithmetic  mean of the rates quoted  by  one or  more  major  banks  in New  York  City,  selected  by  the  Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  Dollars  to  leading  European  banks for a period of one month in  amounts approximately equal to the aggregate  Certificate  Principal Balance of the LIBOR Certificates
then  outstanding.  If no such  quotations  can be  obtained,  the rate  will be LIBOR for the prior Distribution  Date;  provided however,  if, under the priorities  described above, LIBOR for a  Distribution  Date would be based on LIBOR for the previous  Distribution  Date for the third  consecutive  Distribution  Date,  the  Trustee,  after  consultation  with  the  Master
Servicer,  shall  select an  alternative  comparable  index  (over  which the  Trustee  has no control),  used for  determining  one-month  Eurodollar  lending rates that is calculated  and published (or otherwise made available) by an independent  party.  The  establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's  subsequent  calculation of the  Pass-Through  Rates  applicable  to the  LIBOR  Certificates  for the  relevant  Interest
Accrual  Period,  in the  absence  of  manifest  error,  will be final and  binding.  Promptly following each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master  Servicer with the  results  of its  determination  of LIBOR on such date.  Furthermore,  the  Trustee  shall supply to any  Certificateholder  so requesting by calling  1-800-934-6802,  the  Pass-Through
Rate  on the  LIBOR  Certificates  for the  current  and the  immediately  preceding  Interest
Accrual Period.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee in respect of the Trust Fund without  recourse all the right,  title and interest of the  Depositor  in and to (i) the  Mortgage  Loans,  including  all  interest  and principal  on or with  respect to the  Mortgage  Loans due on or after the Cut-off Date (other than Monthly  Payments  due in the month of the Cut-off  Date);  and (ii) all  proceeds of the foregoing.

(b)     In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  except  as set  forth in  Section 2.01(c)  below and  subject  to  Section 2.01(d)
below,  the Depositor does hereby  deliver to, and deposit with,  the Trustee,  or to and with one or more  Custodians,  as the  duly  appointed  agent or  agents  of the  Trustee  for such purpose,  the  following  documents  or  instruments  (or copies  thereof as permitted by this
Section) with respect to each Mortgage Loan so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person endorsing  it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related  Seller or Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note;

(ii)    The  original  Mortgage,  noting  the  presence  of the MIN of the  Mortgage  Loan and language  indicating  that the Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a
        MOM Loan, with evidence of recording  indicated  thereon or, if the original  Mortgage has not yet been returned  from the public  recording  office,  a copy of the original
        Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the assignment (which may be included in one or more blanket  assignments if permitted by applicable law) of the
        Mortgage to the Trustee  with  evidence of  recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to
        MERS,  if the Mortgage  Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of  such  assignment  or  assignments  of the  Mortgage  with  evidence  of  recording indicated thereon; and

(v)     The original of each modification,  assumption  agreement or preferred loan agreement, if any,  relating to such Mortgage  Loan, or a copy of each  modification,  assumption agreement or preferred loan agreement.

        The Depositor  may, in lieu of  delivering  the original of the documents set forth in
Section 2.01(b)(ii),  (iii), (iv) and (v) (or copies thereof as permitted by  Section 2.01(b))
to  the  Trustee  or the  Custodian  or  Custodians,  deliver  such  documents  to the  Master
Servicer,  and the Master  Servicer shall hold such documents in trust for the use and benefit of all  present  and  future  Certificateholders  until  such time as is set forth in the next sentence.  Within  thirty  Business  Days  following  the  earlier  of (i) the  receipt of the original of all of the  documents  or  instruments  set forth in  Section 2.01(b)(ii),  (iii),
(iv) and (v) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and (ii)
a written  request by the Trustee to deliver  those  documents  with  respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master Servicer shall deliver a complete set of such  documents to the Trustee or the Custodian or  Custodians  that are the duly appointed agent or agents of the Trustee.

(c)     Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in connection with any Mortgage  Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any assignment,  modification,  assumption  agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b))  with evidence of recording  thereon  concurrently  with the execution  and  delivery  of this  Agreement  because  of (i) a  delay  caused  by the  public recording  office  where such  Mortgage,  assignment,  modification,  assumption  agreement or preferred  loan agreement as the case may be, has been  delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary  to prepare  the related  assignments, the  Depositor  shall  deliver  or cause to be  delivered  to the  Trustee  or the  respective
Custodian  a  copy  of  such  Mortgage,  assignment,  modification,  assumption  agreement  or preferred loan agreement.

        The Depositor  shall  promptly cause to be recorded in the  appropriate  public office for real  property  records the  Assignment  referred to in clause  (iii) of  Section 2.01(b), except (a) in states where, in an Opinion of Counsel  acceptable to the Master Servicer,  such recording is not required to protect the  Trustee's  interests in the Mortgage  Loan or (b) if
MERS is identified on the Mortgage or on a properly  recorded  assignment of the Mortgage,  as applicable,  as the  mortgagee  of record  solely as nominee for  Residential  Funding and its successors  and assigns.  If any  Assignment  is lost or returned  unrecorded to the Depositor because of any defect  therein,  the Depositor  shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance with this  paragraph.  The  Depositor  shall  promptly  deliver  or  cause to be  delivered  to the
Trustee or the  respective  Custodian  such Mortgage or  Assignment,  as  applicable  (or copy thereof as permitted by  Section 2.01(b)),  with evidence of recording  indicated thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.
        If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment
of Mortgage in blank,  the Depositor  shall,  or shall cause the  Custodian  to,  complete the endorsement  of the Mortgage  Note and the  Assignment  of Mortgage in the name of the Trustee in conjunction  with the Interim  Certification  issued by the Custodian,  as  contemplated by
Section 2.02.

        Any of the items set forth in Sections  2.01(b)(ii),  (iii), (iv) and (v) and that may be  delivered  as a copy  rather  than the  original  may be  delivered  to the Trustee or the
Custodian.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Depositor  further  agrees that it will cause,  at the  Depositor's  own expense, within 30  Business  Days after the  Closing  Date,  the MERS(R)System to  indicate  that such
Mortgage  Loans have been  assigned by the  Depositor to the Trustee in  accordance  with this
Agreement for the benefit of the  Certificateholders  by including  (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the  specific  Trustee and (b) the  code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection with such  Mortgage  Loans.  The  Depositor  further  agrees  that it will  not,  and will not permit the Master  Servicer  to, and the Master  Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph with respect to any Mortgage Loan during the term of this
Agreement  unless and until such Mortgage Loan is repurchased in accordance  with the terms of this Agreement.

(d)     It is intended  that the  conveyances  by the Depositor to the Trustee of the Mortgage
Loans as  provided  for in this  Section 2.01  and the  Uncertificated  Regular  Interests  be
construed  as a  sale  by  the  Depositor  to  the  Trustee  of the  Mortgage  Loans  and  the
Uncertificated  Regular Interests for the benefit of the  Certificateholders.  Further,  it is not intended that any such  conveyance be deemed to be a pledge of the Mortgage  Loans and the
Uncertificated  Regular  Interests  by the  Depositor to the Trustee to secure a debt or other obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform
Commercial Code and the Uniform  Commercial  Code of any other  applicable  jurisdiction;  (b)
the  conveyances  provided for in this  Section 2.01  shall be deemed to be (1) a grant by the
Depositor to the Trustee of a security  interest in all of the  Depositor's  right  (including the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in and to (A)  the  Mortgage  Loans,  including  the  related  Mortgage  Note,  the
Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File, (B)
all amounts  payable  pursuant to the Mortgage Loans or the Swap Agreement in accordance  with the  terms  thereof,  (C) any  Uncertificated  Regular  Interests  and  any  and  all  general intangibles,  payment intangibles,  accounts,  chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property  and other  property  of whatever  kind or  description  now  existing or hereafter  acquired  consisting of, arising from or relating to any of the foregoing,  and (D)
all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash, instruments,  securities or other  property,  including  without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property and (2) an assignment by the
Depositor  to the Trustee of any  security  interest in any and all of  Residential  Funding's right  (including the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the  foregoing  clauses  (1)(A),
(B), (C) and (D) granted by  Residential  Funding to the Depositor  pursuant to the Assignment
Agreement;  (c) the  possession  by the  Trustee,  the  Custodian  or any  other  agent of the
Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters  of credit, advices of credit,  investment  property,  certificated  securities  or chattel paper shall be deemed to be  "possession  by the secured  party," or  possession  by a purchaser  or a person designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the  Minnesota  Uniform  Commercial  Code  and the  Uniform  Commercial  Code of any  other applicable  jurisdiction as in effect (including,  without  limitation,  Sections 8-106, 9-313
and  9-106  thereof);   and   (d) notifications   to  persons   holding  such  property,   and
acknowledgments,  receipts or  confirmations  from  persons  holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from,  securities intermediaries,  bailees or agents of, or persons  holding  for, (as  applicable)  the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's  direction,  Residential Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement  were deemed to create a security  interest in the
Mortgage  Loans and the  Uncertificated  Regular  Interests and the other  property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority  under  applicable  law and will be  maintained as such  throughout  the term of this
Agreement.  Without limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Trustee not less than 15 days  prior to any filing date and, the Trustee  shall forward  for  filing,  or shall  cause to be  forwarded  for  filing,  at the  expense  of the
Depositor,  all filings  necessary  to maintain  the  effectiveness  of any  original  filings necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and the  Uncertificated  Regular
Interests,  as evidenced by an  Officers'  Certificate  of the  Depositor,  including  without limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by  (1) any  change  of name of  Residential  Funding,  the  Depositor  or the  Trustee  (such preparation  and filing shall be at the expense of the Trustee,  if  occasioned by a change in the  Trustee's  name),  (2) any  change  of  location  of the place of  business  or the chief executive  office of Residential  Funding or the Depositor,  (3) any  transfer of any interest of  Residential  Funding or the  Depositor  in any  Mortgage  Loan or (4) any  transfer of any interest of Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the  documents  referred to in  Section 2.01(b)(i)  above (except that for purposes of such acknowledgement  only, a Mortgage  Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares  that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the Mortgage Files delivered to it, or a  Custodian  as its  agent,  in trust for the use and  benefit of all  present  and future
Certificateholders.  The Trustee or  Custodian  (such  Custodian  being so  obligated  under a
Custodial  Agreement) agrees, for the benefit of  Certificateholders,  to review each Mortgage
File  delivered to it pursuant to  Section 2.01(b)  within  90 days  after the Closing Date to ascertain that all required  documents  (specifically as set forth in  Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the  Mortgage  Loan  Schedule,  as  supplemented,  that have been  conveyed  to it,  and to deliver to the Trustee a  certificate  (the  "Interim  Certification")  to the effect that all documents required to be delivered  pursuant to  Section 2.01(b)  above have been executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A  attached  to such  Interim
Certification.  Upon delivery of the Mortgage  Files by the Depositor or the Master  Servicer,
the Trustee  shall  acknowledge  receipt  (or,  with  respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the documents referred to in Section 2.01(b) above.

        If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a  part  of a  Mortgage  File  to be  missing  or  defective,  upon  receipt  of notification  from the Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly so notify or cause the  Custodian to notify the Master  Servicer  and the  Depositor.
Pursuant to  Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master
Servicer,  the  Depositor  and the  Trustee  of any such  omission  or  defect  found by it in respect of any  Mortgage  File held by it in respect of the items  received  by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially  and adversely  affects the interests in the related  Mortgage Loan of the  Certificateholders,  the Master Servicer shall promptly  notify the  related  Subservicer  or Seller of such  omission  or defect and request that such  Subservicer  or Seller  correct or cure such omission or defect within 60 days from the  date  the  Master  Servicer  was  notified  of  such  omission  or  defect  and,  if such
Subservicer  or Seller does not correct or cure such  omission or defect  within such  period, that such  Subservicer  or  Seller  purchase  such  Mortgage  Loan from the Trust  Fund at its
Purchase  Price,  in either case within 90 days from the date the Master Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage
Loan to be other than a  "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any  such  cure or  repurchase  must  occur  within  90 days  from the date  such  breach  was discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to
Section 3.07  and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the Master  Servicer the related  Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary to vest in the Subservicer or Seller or its designee,  as the case may be, any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. In  furtherance  of the foregoing  and  Section 2.04,  if the Subservicer or Seller or Residential  Funding that  repurchases the Mortgage Loan is not a member of MERS and the Mortgage is  registered on the MERS(R)System,  the Master  Servicer,  at its own  expense  and  without  any right of  reimbursement,  shall  cause MERS to execute and deliver an assignment  of the Mortgage in  recordable  form to transfer the Mortgage from MERS to such  Subservicer  or Seller or  Residential  Funding and shall  cause such  Mortgage to be
removed  from   registration   on  the  MERS(R)System  in  accordance  with  MERS'  rules  and regulations.  It is understood  and agreed that the  obligation of the  Subservicer or Seller, to so cure or purchase  any  Mortgage  Loan as to which a material  and  adverse  defect in or omission of a constituent  document  exists shall  constitute the sole remedy  respecting such
defect  or   omission   available   to   Certificateholders   or  the  Trustee  on  behalf  of
Certificateholders.

Section 2.03.  Representations,  Warranties  and  Covenants  of the Master  Servicer  and the
                      Depositor.

(a)     The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)     The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing  its creation and  existence  and is or will be in compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the  enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The  execution  and  delivery  of  this  Agreement  by the  Master  Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate the
        Master  Servicer's  Certificate  of  Incorporation  or Bylaws or constitute a material default (or an event which,  with notice or lapse of time, or both, would constitute a material  default) under, or result in the material breach of, any material  contract, agreement or other  instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Depositor,  constitutes  a valid,  legal and  binding  obligation  of the  Master
        Servicer,  enforceable  against  it in  accordance  with the terms  hereof  subject to
        applicable  bankruptcy,   insolvency,   reorganization,   moratorium  and  other  laws
        affecting the enforcement of creditors' rights generally and to general  principles of equity,  regardless  of whether such  enforcement  is  considered  in a proceeding  in equity or at law;

(iv)    The  Master  Servicer  is not in  default  with  respect to any order or decree of any court  or any  order,  regulation  or  demand  of any  federal,  state,  municipal  or governmental  agency,  which default might have consequences that would materially and adversely  affect  the  condition  (financial  or other) or  operations  of the Master
        Servicer or its properties or might have consequences that would materially  adversely affect its performance hereunder;

(v)     No  litigation  is  pending  or,  to the  best  of the  Master  Servicer's  knowledge, threatened  against the Master  Servicer  which would  prohibit its entering into this
        Agreement or performing its obligations under this Agreement;

(vi)    The Master  Servicer shall comply in all material  respects in the performance of this
        Agreement  with all  reasonable  rules and  requirements  of each  insurer  under each
        Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the  Depositor,  any  Affiliate  of the  Depositor or the Trustee by the
        Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue statement  of a  material  fact  or  omit  a  material  fact  necessary  to  make  the information, certificate, statement or report not misleading;
(viii)  The  Master  Servicer  has  examined  each  existing,   and  will  examine  each  new,
        Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms
        of  each  existing  Subservicing   Agreement  and  each  designated   Subservicer  are
        acceptable  to the Master  Servicer and any new  Subservicing  Agreements  will comply with the provisions of Section 3.02;

(ix)    The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects  with the  rules  and  procedures  of MERS in  connection  with the servicing of the Mortgage Loans that are registered with MERS; and

(x)     The Servicing  Guide of the Master  Servicer  requires that the  Subservicer  for each
        Mortgage Loan  accurately  and fully reports its borrower  credit files to each of the
        Credit Repositories in a timely manner.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section 2.03(a)  shall survive delivery of the respective Mortgage Files to the Trustee or any
Custodian.  Upon discovery by either the Depositor,  the Master  Servicer,  the Trustee or any
Custodian  of a breach of any  representation  or warranty  set forth in this  Section 2.03(a)
which  materially  and  adversely  affects  the  interests  of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties  (any  Custodian  being  so  obligated  under a  Custodial  Agreement).  Within
90 days of its discovery or its receipt of notice of such breach,  the Master  Servicer  shall either (i) cure such  breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage  Loan or a related  document,  purchase  such Mortgage Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in  Section 2.02;  provided that if the breach  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur  within
90 days from the date such breach was  discovered.  The  obligation of the Master  Servicer to cure such breach or to so purchase  such  Mortgage  Loan shall  constitute  the sole remedy in respect  of a breach  of a  representation  and  warranty  set  forth in this  Section 2.03(a)
available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)     The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the
Certificateholders  that as of the Closing Date (or, if otherwise  specified  below, as of the date so  specified):  (i)  immediately  prior to the  conveyance of the Mortgage  Loans to the
Trustee,  the  Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other  than  rights to servicing and related  compensation) and such conveyance  validly  transfers  ownership of the
Mortgage  Loans to the Trustee  free and clear of any pledge,  lien,  encumbrance  or security
interest;   and  (ii)  each  Mortgage   Loan   constitutes   a  "qualified   mortgage"   under
Section 860G(a)(3)(A)  of the Code and Treasury  Regulation Section 1.860G-2(a)(1),  (2), (4),
(5),   (6),   (7)   and   (9),    without    reliance   on   the    provisions   of   Treasury
Regulation Section 1.860G-2(a)(3)  or Treasury  Regulation Section 1.860G-2(f)(2) or any other provision  that  would  allow  a  Mortgage  Loan  to  be  treated  as a  "qualified  mortgage"
notwithstanding  its failure to meet the  requirements  of  Section 860G(a)(3)(A)  of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

        It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(b)  shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.

        Upon  discovery  by any of the  Depositor,  the Master  Servicer,  the  Trustee or any
Custodian  of a  breach  of any of the  representations  and  warranties  set  forth  in  this
Section 2.03(b)    which   materially   and   adversely   affects   the   interests   of   the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written  notice to the other  parties  (any  Custodian  being so  obligated  under a Custodial
Agreement);  provided,  however,  that in the  event of a  breach  of the  representation  and warranty set forth in  Section 2.03(b)(ii),  the party discovering such breach shall give such notice  within  five days  of  discovery.  Within  90 days of its  discovery or its receipt of notice of breach,  the  Depositor  shall either (i) cure such breach in all material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner  set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such substitution  occurs  within  two years  following  the  Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure,  substitution  or repurchase  must occur within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and conditions as provided in  Section 2.04 for  substitutions  by  Residential  Funding.  It is understood and agreed that the obligation of the  Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has  occurred and is  continuing  shall  constitute  the sole remedy respecting  such breach  available to the  Certificateholders  or the Trustee on behalf of the
Certificateholders.  Notwithstanding  the  foregoing,  the Depositor  shall not be required to
cure   breaches  or  purchase  or   substitute   for  Mortgage   Loans  as  provided  in  this
Section 2.03(b)  if the  substance  of the  breach of a  representation  set forth  above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Sellers.

        The  Depositor,  as assignee of Residential  Funding under the  Assignment  Agreement, hereby  assigns to the  Trustee for the  benefit of the  Certificateholders  all of its right, title and  interest  in  respect  of the  Assignment  Agreement  and each  Seller's  Agreement applicable  to a Mortgage  Loan as and to the extent  set forth in the  Assignment  Agreement.
Insofar  as  the   Assignment   Agreement   or  such   Seller's   Agreement   relates  to  the
representations  and warranties  made by Residential  Funding or the related Seller in respect of  such  Mortgage  Loan  and  any  remedies  provided  thereunder  for  any  breach  of  such representations  and warranties,  such right, title and interest may be enforced by the Master
Servicer  on behalf of the  Trustee  and the  Certificateholders.  Upon the  discovery  by the
Depositor,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a breach of any of the representations  and warranties  made in a Seller's  Agreement or the Assignment  Agreement in
respect of any  Mortgage  Loan or of any  Repurchase  Event  which  materially  and  adversely affects the interests of the  Certificateholders  in such Mortgage Loan, the party discovering such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so obligated  under a  Custodial  Agreement).  The  Master  Servicer  shall  promptly  notify the related  Seller and  Residential  Funding of such breach or Repurchase  Event and request that such Seller or  Residential  Funding  either (i) cure such breach or  Repurchase  Event in all material  respects  within  90 days  from the date the Master  Servicer  was  notified of such breach or  Repurchase  Event or  (ii) purchase  such  Mortgage Loan from the Trust Fund at the
Purchase Price and in the manner set forth in Section 2.02.

        Upon  the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any
Custodian  of a  breach  of any of  such  representations  and  warranties  set  forth  in the
Assignment  Agreement in respect of any Mortgage Loan which  materially and adversely  affects the interests of the  Certificateholders  in such Mortgage  Loan, the party  discovering  such breach  shall  give  prompt  written  notice  to the other  parties  (any  Custodian  being so obligated  under a Custodial  Agreement)  at the same time as notice is given  pursuant to the preceding  paragraph  of any  corresponding  breach  of  representation  or  warranty  made in
Seller's  Agreement.  The Master  Servicer shall promptly notify  Residential  Funding of such breach of a  representation  or warranty  set forth in the  Assignment  Agreement  and request that Residential  Funding either (i) cure such breach in all material  respects within 90 days from the date the Master  Servicer was notified of such breach or (ii)  purchase such Mortgage
Loan from the Trust Fund within  90 days of the date of such written  notice of such breach at the  Purchase  Price and in the manner  set forth in  Section 2.02,  but only if the  Mortgage
Loan has not been  purchased by the Seller due to a breach of  representation  and warranty of the  related  Seller's  Agreement  as set  forth in the  preceding  paragraph;  provided  that
Residential  Funding shall have the option to substitute a Qualified  Substitute Mortgage Loan or Loans for such Mortgage  Loan if such  substitution  occurs within two years  following the
Closing  Date;  provided  that if the breach would cause the Mortgage  Loan to be other than a
"qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the  Code,  any  such  cure  or substitution  must  occur  within  90 days  from the date the breach  was  discovered.  If the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase  or substitute  a  Mortgage  Loan  pursuant  to  Section 4  of the  Assignment  Agreement  was the
representation  and  warranty  set forth in clause  (xlvii)  of  Section 4  thereof,  then the
Master  Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the
Trust  Fund  thereafter,  concurrently  with  such  payment.  In the  event  that  Residential
Funding  elects to  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for a Deleted
Mortgage  Loan  pursuant  to this  Section 2.04,  Residential  Funding  shall  deliver  to the
Trustee for the benefit of the  Certificateholders  with respect to such Qualified  Substitute
Mortgage  Loan or Loans,  the original  Mortgage  Note,  the  Mortgage,  an  Assignment of the
Mortgage in  recordable  form,  and such other  documents  and  agreements  as are required by
Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No  substitution will be made in any  calendar  month  after the  Determination  Date for such  month.  Monthly
Payments  due  with  respect  to  Qualified   Substitute   Mortgage  Loans  in  the  month  of
substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer
and  remitted  by  the  Master  Servicer  to  Residential   Funding  on  the  next  succeeding
Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders will  include  the  Monthly  Payment  due on a  Deleted  Mortgage  Loan  for  such  month  and thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.  The Master  Servicer  shall amend or cause to be amended the
Mortgage  Loan  Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or
Loans and the Master  Servicer  shall  deliver  the  amended  Mortgage  Loan  Schedule  to the
Trustee.  Upon such  substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject  to the  terms  of  this  Agreement  and the  related  Subservicing  Agreement  in all respects,  the related Seller shall be deemed to have made the  representations and warranties with respect to the Qualified  Substitute  Mortgage Loan made in the related Seller Agreements as of the  date of  substitution,  Residential  Funding  shall  be  deemed  to have  made  the representations  and warranties with respect to the Qualified  Substitute Mortgage Loan (other than those of a statistical  nature)  contained in the Assignment  Agreement as of the date of
substitution,   and  the  covenants,   representations   and  warranties  set  forth  in  this
Section 2.04, and in Section 2.03(b) hereof.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage Loans,  the Master Servicer shall determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the  month of  substitution).  Residential  Funding  shall  deposit  or cause the related Seller to deposit the amount of such  shortfall  into the Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an
Officers'   Certificate   as  to  the   calculation   of  such   shortfall   and  (subject  to
Section 10.01(f))  by an Opinion of Counsel  to the  effect  that such  substitution  will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on
"contributions  after  the  startup  date"  under  Section 860G(d)(1)  of the  Code or (b) any portion  of any REMIC  created  hereunder  to fail to  qualify as a REMIC at any time that any
Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential  Funding, as the case may be, to cure such breach or purchase  (and in the case of  Residential  Funding to  substitute  for)  such  Mortgage  Loan as to  which  such a  breach  has  occurred  and is continuing and to make any  additional  payments  required  under the Assignment  Agreement in connection  with a breach of the  representation  and warranty in clause  (xlvii) of Section 4
thereof  shall   constitute  the  sole  remedy   respecting  such  breach   available  to  the
Certificateholders  or the  Trustee  on  behalf  of  the  Certificateholders.  If  the  Master
Servicer  is  Residential  Funding,  then the  Trustee  shall  also have the right to give the notification  and require the purchase or  substitution  provided for in the second  preceding paragraph in the event of such a breach of a  representation  or warranty made by  Residential
Funding in the Assignment  Agreement.  In connection with the purchase of or substitution  for any such  Mortgage  Loan by  Residential  Funding,  the Trustee  shall  assign to  Residential
Funding all of the right,  title and  interest in respect of the  Seller's  Agreement  and the
Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and  Authentication  of Certificates;  Conveyance of  Uncertificated
                      REMIC Regular Interests.

(a)     The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its  behalf,  subject  to any  exceptions noted,  together  with the  assignment  to it of all other assets  included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in  exchange therefor,  the  Trustee,  pursuant  to the  written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and  delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence ownership of the entire Trust Fund.

(b)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the right,  title and interest of the  Depositor in and to the REMIC I  Regular  Interests and
the REMIC II  Regular  Interests for the benefit of the Holders of each Class of  Certificates
(other than the Class R-I and Class R-II Certificates).  The Trustee  acknowledges  receipt of the REMIC I Regular Interests and REMIC II Regular  Interests,  and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of the  Holders of each Class of  Certificates  (other  than the Class  R-I and  Class  R-II  Certificates).  The  interests evidenced by the Class R-III  Certificates,  together  with the REMIC III  Regular  Interests, constitute the entire beneficial ownership interest in REMIC III.

Section 2.06.  Purposes and Powers of the Trust.

        The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

(a)     to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to  engage  in  those  activities  that  are  necessary,  suitable  or  convenient  to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement,  to engage in such other  activities as may
be  required  in  connection   with   conservation  of  the  Trust  Fund  and  the  making  of
distributions to the Certificateholders.

        The   trust  is  hereby   authorized   to   engage   in  the   foregoing   activities.
Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this Agreement while any Certificate is outstanding,  and this  Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority  of the aggregate Voting Rights of the Certificates.

Section 2.07.  Agreement Regarding Ability to Disclose.

        The Depositor, the Master Servicer and the Trustee hereby agree that,  notwithstanding any other  express or implied  agreement  to the  contrary,  any and all  Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax
treatment   and  tax   structure.   For   purposes  of  this   paragraph,   the  terms  "tax,"
"tax treatment,"  "tax  structure," and "tax benefit" are defined under Treasury  Regulationss.
1.6011-4(c).

ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer  shall service and  administer  the Mortgage  Loans in accordance with  the  terms  of  this  Agreement  and  the  respective  Mortgage  Loans,  following  such procedures  as it would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority, acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things
which  it  may  deem   necessary  or  desirable  in   connection   with  such   servicing  and
administration.  Without  limiting the  generality of the  foregoing,  the Master  Servicer in its own name or in the  name of a  Subservicer  is  hereby  authorized  and  empowered  by the
Trustee  when  the  Master  Servicer  or the  Subservicer,  as the case  may be,  believes  it
appropriate   in  its  best   judgment,   to   execute   and   deliver,   on   behalf  of  the
Certificateholders  and the Trustee or any of them, any and all  instruments  of  satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification  in connection with a proposed  conveyance,  or of assignment of any Mortgage and
Mortgage Note in connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with  respect to the  modification  or  re-recording  of a  Mortgage  for the purpose of correcting  the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or  deed  in  lieu of foreclosure,  or the  management,  marketing  and  conveyance  of  any  property  acquired  by foreclosure  or deed in lieu of  foreclosure  with  respect  to the  Mortgage  Loans  and with
respect  to  the  Mortgaged  Properties.   The  Master  Servicer  further  is  authorized  and
empowered  by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own
name or in the name of the Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be,  believes it is  appropriate  in its best  judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments  of assignment and other  comparable  instruments  with respect  to such  assignment  or  re-recording  of a Mortgage  in the name of MERS,  solely as nominee for the Trustee and its  successors and assigns.  Any expenses  incurred in connection with the actions  described in the preceding  sentence  shall be borne by the Master  Servicer in accordance with Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming  unable to continue  operations in connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from  registration on the
MERS(R)System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any  related  expenses  shall  be  reimbursable  to  the  Master  Servicer  as  set  forth  in
Section 3.10(a)(ii).  Notwithstanding the foregoing,  subject to  Section 3.07(a),  the Master
Servicer shall not permit any  modification  with respect to any Mortgage Loan that would both constitute  a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to  Section 3.13(d)  hereof) and cause any REMIC created  hereunder  to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service  and  administer  the  Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master  Servicer or any  Subservicer  pursuant
to  such  powers  of  attorney  or  other  documents.   In  servicing  and  administering  any
Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage
Loan and had retained the servicing rights and obligations in respect thereof.

        If the  Mortgage  relating  to a  Mortgage  Loan  did not  have a lien  senior  to the
Mortgage  Loan on the  related  Mortgaged  Property as of the  Cut-off  Date,  then the Master
Servicer,  in such  capacity,  may not  consent to the placing of a lien senior to that of the
Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related  Mortgaged  Property as of the Cut-off Date, then the Master  Servicer,  in such  capacity,  may  consent to the  refinancing  of the prior senior lien, provided that the following requirements are met:

(i)     (A)           the Mortgagor's  debt-to-income ratio resulting from such refinancing is less  than the  original  debt-to-income  ratio  as set  forth  on the  Mortgage  Loan
        Schedule;  provided,  however,  that  in no  instance  shall  the  resulting  Combined
        Loan-to-Value Ratio ("Combined  Loan-to-Value  Ratio") of such Mortgage Loan be higher than that permitted by the Program Guide; or

                      (B)    the  resulting  Combined  Loan-to-Value  Ratio  of such  Mortgage
Loan is no higher than the Combined  Loan-to-Value Ratio prior to such refinancing;  provided, however,  if such  refinanced  mortgage loan is a "rate and term" mortgage loan (meaning,  the
Mortgagor does not receive any cash from the refinancing),  the Combined  Loan-to-Value  Ratio may increase to the extent of either (x) the reasonable  closing costs of such  refinancing or
(y) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

(ii)    the interest  rate,  or, in the case of an adjustable  rate existing  senior lien, the maximum  interest rate, for the loan evidencing the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan evidencing the existing senior lien  immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan  evidencing the existing senior lien prior to the date of refinancing  has an adjustable  rate and the loan evidencing the  refinanced  senior lien has a fixed rate,  then the current  interest rate on the loan  evidencing  the  refinanced  senior  lien  may be up to  2.0%  higher  than  the then-current  loan rate of the loan evidencing the existing senior lien and (B) if the loan  evidencing the existing senior lien prior to the date of refinancing has a fixed rate and the loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan evidencing the refinanced  senior lien shall be less  than or  equal to (x) the  interest  rate on the loan  evidencing  the  existing senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii)   the  loan   evidencing  the  refinanced   senior  lien  is  not  subject  to  negative
        amortization.

(b)     The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take  whatever  actions as may be necessary to file a claim under or enforce or allow the  Trustee to file a claim under or enforce any title  insurance  policy with  respect to any  Mortgage  Loan  including,  without  limitation,  joining in or causing  any Seller or
Subservicer  (or any other party in possession of any title  insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary  to make a claim  under or enforce  any  title  insurance  policy.  Notwithstanding  anything  in this  Agreement  to the contrary,  the Master  Servicer  shall not (unless the Mortgagor is in default with respect to the  Mortgage  Loan or such  default is, in the  judgment of the Master  Servicer,  reasonably foreseeable)  make or  permit  any  modification,  waiver,  or  amendment  of any  term of any
Mortgage  Loan that would both  (i) effect  an exchange or  reissuance  of such  Mortgage Loan under  Section 1001  of the  Code  (or  final,  temporary  or  proposed  Treasury  regulations promulgated  thereunder)  (other than in connection  with a proposed  conveyance or assumption of such  Mortgage  Loan  that is  treated  as a  Principal  Prepayment  in  Full  pursuant  to
Section 3.13(d)  hereof)  and (ii) cause any REMIC  formed  hereunder  to fail to qualify as a
REMIC  under  the  Code  or  the  imposition  of  any  tax  on  "prohibited  transactions"  or
"contributions" after the startup date under the REMIC Provisions.

(c)     In  connection  with  servicing  and  administering  the  Mortgage  Loans,  the Master
Servicer  and  any  Affiliate  of the  Master  Servicer  (i)  may  perform  services  such  as appraisals  and  brokerage  services  that are  customarily  provided  by  Persons  other than servicers of mortgage  loans,  and shall be entitled to  reasonable  compensation  therefor in accordance  with  Section 3.10  and (ii)  may,  at its own  discretion  and on  behalf  of the
Trustee, obtain credit information in the form of a "credit score" from a Credit Repository.

(d)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments on the  properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount  owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs  shall be  recoverable  to the extent  permitted  by
Section 3.10(a)(ii).

(e)     The Master  Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates   evidencing   interests  in  one  or  more  of  the
Certificates  providing  for the  payment by the Master  Servicer  of amounts  received by the
Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment
Interest  Shortfalls on the Mortgage  Loans,  which payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

(f)     The  relationship of the Master Servicer (and of any successor to the Master Servicer)
to  the  Depositor  under  this  Agreement  is  intended  by  the  parties  to be  that  of an independent contractor and not that of a joint venturer, partner or agent.

(g)     The  Master  Servicer  shall  comply  with the terms of  Section 9  of the  Assignment
Agreement.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;  Enforcement
                      of Subservicers' Obligations.

(a)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the Mortgage  Loans.  Each  Subservicer  shall be either (i)
an  institution  the  accounts  of which are insured by the FDIC or (ii)  another  entity that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business  in the state or states in which the  related  Mortgaged
Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer  to  perform  its  obligations  hereunder  and under the  Subservicing
Agreement,  and in either case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  Each  Subservicer  of a Mortgage  Loan shall be entitled to receive and retain,  as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing
Fee from  payments of interest  received on such  Mortgage  Loan after  payment of all amounts required to be  remitted to the Master  Servicer  in respect of such  Mortgage  Loan.  For any
Mortgage Loan that is a  Nonsubserviced  Mortgage Loan, the Master  Servicer shall be entitled to receive and retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.
Unless the context  otherwise  requires,  references in this  Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement
will be upon  such  terms  and  conditions  as are  generally  required  by,  permitted  by or consistent  with the Program  Guide and are not  inconsistent  with this  Agreement and as the
Master Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer, a Subservicer  may delegate its  servicing  obligations  to  third-party  servicers,  but such
Subservicer  will  remain  obligated  under the  related  Subservicing  Agreement.  The Master
Servicer  and a  Subservicer  may  enter  into  amendments  thereto  or a  different  form  of
Subservicing  Agreement,  and the form  referred to or included in the Program Guide is merely provided for  information  and shall not be deemed to limit in any respect the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing  Agreements;  provided, however,  that any such  amendments  or  different  forms  shall  be  consistent  with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing  Agreement  entered  into  between  the  Master  Servicer  and any
Subservicer  shall require the  Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the  obligations  of each  Subservicer  under the related  Subservicing  Agreement and of each
Seller under the related Seller's  Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  and  adverse  effect on a Mortgage  Loan,  including, without  limitation,  the  obligation  to  purchase  a Mortgage  Loan on account of  defective documentation,  as described in  Section 2.02,  or on account of a breach of a  representation or warranty, as described in Section 2.04.  Such enforcement,  including,  without limitation,
the  legal  prosecution  of  claims,   termination  of  Subservicing  Agreements  or  Seller's
Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage servicing  activities.  The Master  Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be  reimbursed  therefor  only (i) from a general  recovery  resulting from such  enforcement  to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such  enforcement  is directed.  For purposes of clarification  only,  the parties  agree that the  foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in connection with the enforcement of a Seller's  obligations  and are  reimbursable  pursuant to
Section 3.10(a)(vii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in  accordance  with the terms and  conditions  of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer  or any  Affiliate  of  Residential
Funding  acts  as  servicer,  it  will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a
Subservicing  Agreement  with  a  successor   Subservicer,   the  Master  Servicer  shall  use
reasonable   efforts   to  have  the   successor   Subservicer   assume   liability   for  the
representations  and warranties  made by the terminated  Subservicer in respect of the related
Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the
Master  Servicer  may,  in the  exercise of its  business  judgment,  release  the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated  and liable to the Trustee,  and  Certificateholders  for the  servicing and administering  of the  Mortgage  Loans in  accordance  with  the  provisions  of  Section 3.01 without  diminution of such obligation or liability by virtue of such Subservicing  Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Depositor and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter  into any  agreement  with a  Subservicer  or Seller for  indemnification  of the Master
Servicer  and  nothing  contained  in this  Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders.

        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone,  and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision  shall not in any  way  limit  a  Subservicer's  obligation  to  cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event  the  Master  Servicer  shall  for any  reason  no  longer be the  master servicer  (including  by reason of an Event of  Default),  the Trustee,  as  successor  Master
Servicer,  its  designee  or its  successor  shall  thereupon  assume  all of the  rights  and obligations  of the Master  Servicer  under  each  Subservicing  Agreement  that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have  assumed all of the Master  Servicer's  interest  therein and to have  replaced the Master  Servicer  as a party to the  Subservicing  Agreement  to the same extent as if the
Subservicing  Agreement  had been  assigned  to the  assuming  party  except  that the  Master
Servicer  shall  not  thereby  be  relieved  of  any  liability  or   obligations   under  the
Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master  Servicer,  deliver to the assuming  party all documents  and records  relating to each
Subservicing  Agreement  and the  Mortgage  Loans then being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best  efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master Servicer shall make  reasonable  efforts to collect all payments called for under  the  terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms  and  provisions  of any related Primary  Insurance  Policy,  follow such  collection  procedures as it would employ in its good  faith  business  judgment  and which are normal  and usual in its  general  mortgage servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may  in  its discretion  (subject to the terms and  conditions of the Assignment  Agreement)  (i) waive any late  payment  charge or any  prepayment  charge or penalty  interest in  connection  with the prepayment  of a Mortgage  Loan and (ii)  extend the Due Date for  payments  due on a Mortgage
Loan in accordance with the Program Guide,  provided,  however, that the Master Servicer shall first  determine  that any such  waiver or  extension  will not  impair  the  coverage  of any related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the  related
Mortgage.  Notwithstanding  anything in this  Section to the contrary,  the Master Servicer or any Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement would violate any applicable  law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances  on the  related  Mortgage  Loan  during the  scheduled  period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof by reason of such  arrangements  unless  otherwise  agreed to by the Holders of the Classes of
Certificates  affected  thereby;  provided,  however,  that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement, the Master  Servicer may also waive,  modify or vary any term of any Mortgage  Loan or consent to  the  postponement  of  strict  compliance  with  any  such  term  or in any  manner  grant
indulgence  to  any  Mortgagor  if  in  the  Master  Servicer's   determination  such  waiver,
modification,  postponement  or indulgence is not  materially  adverse to the interests of the
Certificateholders  (taking into account any estimated  Realized Loss that might result absent such  action),  provided,  however,  that the Master  Servicer  may not modify  materially  or permit  any  Subservicer  to modify  any  Mortgage  Loan,  including  without  limitation  any modification  that would change the  Mortgage  Rate,  forgive the payment of any  principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan or except in connection  with  prepayments to the extent that such  reamortization  is not  inconsistent with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final  maturity  date of such  Mortgage  Loan,  unless such Mortgage Loan is in default or, in the  judgment  of the  Master  Servicer,  such  default  is  reasonably  foreseeable.  No such modification  shall  reduce  the  Mortgage  Rate on a  Mortgage  Loan  below  the  greater  of
(A) one-half  of the Mortgage  Rate as in effect on the Cut-off Date and  (B) one-half  of the
Mortgage  Rate as in  effect  on the date of such  modification,  but not less than the sum of the  Servicing  Fee Rate and the per annum rate at which the  Subservicing  Fee  accrues.  The final  maturity  date for any Mortgage  Loan shall not be extended  beyond the Maturity  Date.
Also, the aggregate  principal  balance of all Reportable  Modified  Mortgage Loans subject to
Servicing  Modifications  (measured at the time of the Servicing Modification and after giving effect  to any  Servicing  Modification)  can be no more than five  percent  of the  aggregate principal  balance of the Mortgage  Loans as of the Cut-off  Date,  provided,  that such limit may be increased from time to time if each Rating Agency provides  written  confirmation  that an  increase  in excess of that limit will not reduce  the  rating  assigned  to any  Class of
Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.  In addition,  any amounts owing on a Mortgage Loan added to the outstanding  principal  balance of such Mortgage
Loan must be fully  amortized  over the term of such  Mortgage  Loan,  and such amounts may be added to the  outstanding  principal  balance of a Mortgage  Loan only once during the life of such Mortgage  Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be  implemented  in  accordance  with the Program Guide and may be  implemented  only by
Subservicers  that  have  been  approved  by  the  Master  Servicer  for  such  purposes.   In
connection  with any  Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not inconsistent  with the terms of the Mortgage Note and local law and  practice,  may permit the
Mortgage Loan to be  re-amortized  such that the Monthly  Payment is recalculated as an amount that will fully  amortize the remaining  principal  balance  thereof by the original  maturity date based on the original  Mortgage Rate;  provided,  that such  reamortization  shall not be permitted  if it would  constitute a reissuance  of the Mortgage  Loan for federal  income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise
specifically   provided   herein,   the  following   payments  and  collections   remitted  by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date  (other  than in respect of Monthly  Payments  due before or in the month of the  Cut-off
Date):

(i)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
        Mortgagors  on the  Mortgage  Loans and the  principal  component  of any  Subservicer
        Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(ii)    All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
        Loans,  including  the  interest  component of any  Subservicer  Advance or of any REO
        Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
        related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04 or
        4.07  (including  amounts  received  from  Residential  Funding  pursuant  to the last paragraph  of  Section 4  of the  Assignment  Agreement  in respect of any  liability, penalty or expense that resulted from a breach of the  representation and warranty set forth in clause  (xlvii) of Section 4  of the  Assignment  Agreement)  and all amounts required  to  be  deposited  in  connection  with  the  substitution  of  a  Qualified
        Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)     Any amounts required to be deposited pursuant to  Section 3.07(c)  and any payments or collections received in the nature of prepayment charges.

The foregoing  requirements for deposit in the Custodial Account shall be exclusive,  it being understood and agreed that,  without  limiting the  generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of Monthly  Payments due before or in the month of the Cut-off  Date) and payments or  collections  consisting  of late payment  charges or  assumption  fees may but need not be deposited by the Master  Servicer in the  Custodial  Account.  In  the  event  any  amount  not  required  to be  deposited  in the
Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any  provision  herein  to the  contrary  notwithstanding.  The
Custodial  Account  may  contain  funds that  belong to one or more trust  funds  created  for mortgage  pass-through  certificates  of other series and may contain  other funds  respecting payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the Master  Servicer shall keep  records  that  accurately  reflect the funds on deposit in the  Custodial  Account that have been  identified by it as being  attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds,  Subsequent  Recoveries and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the Master  Servicer  may elect to treat  such  amounts as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have been  received  (and any  related  Realized  Loss  shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer shall use its best efforts to cause the  institution  maintaining the  Custodial  Account  to invest  the funds in the  Custodial  Account  attributable  to the
Mortgage  Loans in Permitted  Investments  which shall  mature not later than the  Certificate
Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage
Loans  shall be  deposited  in the  Custodial  Account by the Master  Servicer  out of its own
funds immediately as realized.

(d)     The Master  Servicer  shall give notice to the Trustee and the Depositor of any change in the location of the  Custodial  Account and the location of the  Certificate  Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master  Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally satisfy  the  requirements  of the Program  Guide and be  otherwise  acceptable  to the Master
Servicer and each Rating  Agency.  The  Subservicer  will be required  thereby to deposit into the  Subservicing  Account on a daily basis all  proceeds of  Mortgage  Loans  received by the
Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the extent  permitted  by the  Subservicing  Agreement.  If  the  Subservicing  Account  is not an
Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such  monies upon receipt thereof by the  Subservicer.  The Subservicer  shall not be required to deposit in the
Subservicing  Account  payments or  collections  in the nature of late  charges or  assumption fees, or payments or  collections  received in the nature of prepayment  charges to the extent that the  Subservicer  is  entitled  to  retain  such  amounts  pursuant  to the  Subservicing
Agreement.  On or before the date specified in the Program  Guide,  but in no event later than the  Determination  Date,  the Master  Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master Servicer for deposit in the Custodial Account all funds held in the  Subservicing  Account with respect to each  Mortgage  Loan  serviced by such  Subservicer  that are required to be remitted to the Master  Servicer.  The  Subservicer will also be required,  pursuant to the Subservicing  Agreement,  to advance on such scheduled date of  remittance  amounts  equal to any  scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage Loans for which payment was not received by the  Subservicer.  This  obligation  to advance  with  respect to each  Mortgage  Loan will continue up to and  including  the first of the month  following the date on which the related
Mortgaged  Property is sold at a foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account  interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing
Fee  accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received  by such
Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related
Mortgage  Loan as of the  first  day of such  month,  from  the  date of  application  of such
Curtailment  to the  first day of the  following  month.  Any  amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit  of the  Master  Servicer  as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers for Subserviced
Mortgage  Loans to,  establish  and  maintain one or more  Servicing  Accounts and deposit and retain therein all  collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if  applicable,  or  comparable  items  for the  account  of the  Mortgagors.  Each  Servicing
Account  shall  satisfy  the  requirements  for a  Subservicing  Account  and,  to the  extent permitted  by the Program  Guide or as is otherwise  acceptable  to the Master  Servicer,  may also  function as a  Subservicing  Account.  Withdrawals  of amounts  related to the  Mortgage
Loans  from the  Servicing  Accounts  may be made  only to  effect  timely  payment  of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if applicable, or comparable  items, to reimburse the Master Servicer or Subservicer out of related  collections for any  payments  made  pursuant to  Sections  3.11 (with  respect to the  Primary  Insurance
Policy) and 3.12(a) (with respect to hazard  insurance),  to refund to any Mortgagors any sums as may be determined to be overages,  to pay interest,  if required, to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination of this Agreement in accordance  with  Section 9.01  or in accordance  with the Program Guide.
As part of its  servicing  duties,  the Master  Servicer  shall,  and the  Subservicers  will, pursuant to the  Subservicing  Agreements,  be required to pay to the  Mortgagors  interest on funds in this account to the extent required by law.

(d)     The  Master  Servicer  shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the
Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable by the Master  Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In  the  event  that  compliance  with  this  Section 3.09  shall  make  any  Class of
Certificates  legal for investment by federally  insured  savings and loan  associations,  the
Master  Servicer shall provide,  or cause the  Subservicers  to provide,  to the Trustee,  the
Office of Thrift  Supervision  or the FDIC and the  supervisory  agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal  business hours at the offices  designated by the Master
Servicer.  The Master  Servicer  shall  permit  such  representatives  to  photocopy  any such
documentation   and  shall  provide   equipment  for  that  purpose  at  a  charge  reasonably
approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided  herein,  make withdrawals from the  Custodial  Account of  amounts  on deposit  therein  pursuant  to  Section 3.07  that are attributable to the Mortgage Loans for the following purposes:

(i)     to make  deposits  into the  Certificate  Account  in the  amounts  and in the  manner provided for in Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
        Servicing  Advances or other expenses made pursuant to Sections 3.01,  3.07(a),  3.08,
        3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this
        Agreement,  such  withdrawal  right being  limited to amounts  received on the related
        Mortgage  Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,
        Liquidation  Proceeds and proceeds  from the purchase of a Mortgage  Loan  pursuant to
        Section 2.02,  2.03,  2.04 or 4.07) which  represent (A) Late  Collections  of Monthly
        Payments  for which any such advance was made in the case of  Subservicer  Advances or
        Advances  pursuant to Section 4.04 and  (B) recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
        Subservicer)  out of each  payment  received  by the  Master  Servicer  on  account of interest  on a Mortgage  Loan as  contemplated  by Sections  3.14 and 3.16,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not  previously  retained)  which, when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage  Rate (or Modified Net Mortgage Rate in the
        case  of a  Modified  Mortgage  Loan)  on the  amount  specified  in the  amortization schedule  of the  related  Mortgage  Loan  as the  principal  balance  thereof  at the beginning of the period  respecting  which such  interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any  interest or  investment income  earned on funds and other  property  deposited in or credited to the Custodial
        Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by Subservicers as interest in respect of Curtailments  pursuant to Section 3.08(b);

(vi)    to pay to itself, a Subservicer,  a Seller,  Residential Funding, the Depositor or any
        other  appropriate  Person,  as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise  transferred pursuant to  Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not  required  to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
        Advances in the manner and to the extent  provided in  subsection  (c) below,  and any
        Advance or Servicing  Advance made in connection with a modified Mortgage Loan that is in  default  or,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or
        Servicing  Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor  pursuant to  Section 3.01(a),  3.11, 3.13,  3.14(c),  6.03, 10.01 or
        otherwise,   or  in  connection  with  enforcing  any   repurchase,   substitution  or
        indemnification  obligation of any Seller (other than the Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix)    to reimburse  itself for amounts  expended by it (a) pursuant to  Section 3.14 in good faith in connection  with the restoration of property  damaged by an Uninsured  Cause, and (b) in  connection  with the  liquidation  of a Mortgage Loan or disposition of an
        REO Property to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii)
        above;

(x)     to pay the Credit Risk Manager the Credit Risk Manager Fee; and

(xi)    to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07,  including any payoff fees or penalties or any other  additional  amounts payable to the Master Servicer or Subservicer  pursuant to the terms of the Mortgage Note.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related  Mortgage Loan, the Master Servicer shall keep and maintain  separate  accounting, on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage Loan that the Master  Servicer  determines to be a  Nonrecoverable  Advance  by  withdrawal  from the  Custodial  Account of amounts on deposit
therein   attributable  to  the  Mortgage  Loans  on  any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in  respect  of a
Nonrecoverable  Advance  relating  to an Advance  made  pursuant to  Section 4.04  on any such
Certificate  Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously paid to  Certificateholders  (and not  theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary  Insurance Policy of any loss which,  but for the actions of the Master  Servicer or  Subservicer,  would have been  covered thereunder.  To the extent  coverage is available,  the Master Servicer shall keep or cause to be kept in full  force and effect  each such  Primary  Insurance  Policy  until the  principal balance of the related  Mortgage  Loan  secured by a  Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a  Mortgage  Loan  having a
Loan-to-Value  Ratio at  origination  in excess of 80%,  provided that such Primary  Insurance
Policy was in place as of the  Cut-off  Date and the Master  Servicer  had  knowledge  of such
Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such
Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage  Loan, or consent to any
Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the  initial  issuance of the  Certificates  and is  required  to be kept in  force  hereunder  unless  the  replacement
Primary  Insurance  Policy for such  canceled  or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability  is  acceptable  to each  Rating  Agency  for  mortgage pass-through  certificates  having  a  rating  equal  to or  better  than  the  lower  of  the then-current  rating or the rating assigned to the Certificates as of the Closing Date by such
Rating Agency.

(b)     In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the Master Servicer agrees to present or to cause the related  Subservicer to present,
on  behalf  of  the   Master   Servicer,   the   Subservicer,   if  any,   the   Trustee   and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit  recovery under any Primary  Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant  to  Section 3.07,  any  Insurance
Proceeds  collected  by or  remitted  to the  Master  Servicer  under  any  Primary  Insurance
Policies  shall be deposited  in the  Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The  Master  Servicer  shall  cause to be  maintained  for  each  Mortgage  Loan  fire insurance  with  extended  coverage in an amount which is equal to the lesser of the principal balance  owing on such  Mortgage Loan  (together  with the  principal  balance of any mortgage loan secured by a lien that is senior to the  Mortgage  Loan) or 100% of the  insurable  value of the improvements;  provided,  however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  To the extent it may do so without  breaching  the  related  Subservicing  Agreement,  the Master
Servicer shall replace any Subservicer  that does not cause such  insurance,  to the extent it is  available,  to be  maintained.  The Master  Servicer  shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage Loan, fire  insurance  with  extended  coverage  in an amount  which is at least equal to the amount necessary  to avoid the  application  of any  co-insurance  clause  contained  in the  related hazard  insurance  policy.  Pursuant  to  Section 3.07,  any amounts  collected  by the Master
Servicer  under any such  policies  (other than  amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property  thus  acquired or amounts  released to the Mortgagor in accordance with the Master Servicer's  normal servicing  procedures) shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master  Servicer in  maintaining  any such  insurance  shall not, for the purpose of calculating  monthly  distributions to  Certificateholders,  be added to the amount owing  under  the  Mortgage  Loan,  notwithstanding  that the  terms of the  Mortgage  Loan so
PERMIT.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the  Mortgagor  or  out of  Insurance  Proceeds  and  Liquidation  Proceeds  to the  extent permitted  by  Section 3.10.  It  is  understood  and  agreed  that  no  earthquake  or  other additional  insurance is to be required of any Mortgagor or  maintained  on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall  require such  additional  insurance.  Whenever the improvements  securing  a  Mortgage  Loan  are  located  at the  time of  origination  of such
Mortgage Loan in a federally  designated  special flood hazard area, the Master Servicer shall cause flood  insurance (to the extent  available) to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount  equal to the  lesser of (i) the  amount  required  to compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and
(ii) the maximum amount of such insurance  available for the related Mortgaged  Property under the  national  flood  insurance  program  (assuming  that  the area in  which  such  Mortgaged
Property is located is participating in such program).

        In the event that the  Master  Servicer  shall  obtain  and  maintain  a blanket  fire insurance  policy  with  extended  coverage  insuring  against  hazard  losses  on  all of the
Mortgage  Loans,  it shall  conclusively  be deemed to have  satisfied its  obligations as set forth in the first  sentence  of this  Section 3.12(a),  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Master Servicer shall, in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy complying  with the first  sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such  deductible  clause.  Any such deposit by the Master  Servicer  shall be made on the  Certificate  Account  Deposit Date next preceding  the  Distribution  Date  which  occurs  in the month  following  the month in which payments  under any such  policy  would  have been  deposited  in the  Custodial  Account.  In connection  with its  activities  as  administrator  and servicer of the Mortgage  Loans,  the
Master Servicer agrees to present,  on behalf of itself,  the Trustee and  Certificateholders, claims under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other  persons  acting on behalf of the Master  Servicer  in  connection  with its  activities under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with  respect to the
Master  Servicer if the Master  Servicer were servicing and  administering  the Mortgage Loans for  Fannie  Mae or Freddie  Mac.  In the event  that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall  obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting  the  requirements,  if any,  of the Program
Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and  providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses;  Assumption and Modification  Agreements;
                      Certain Assignments.

(a)     When any  Mortgaged  Property  is conveyed by the  Mortgagor,  the Master  Servicer or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default under this  Section 3.13(a)  by reason of any transfer or assumption which the Master Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely  that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare invalid or otherwise  avoid  enforcement of a due-on-sale  clause  contained in any Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a  Mortgagor,  and such  Person is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee is required  releasing  the
Mortgagor from liability on the Mortgage Loan, the Master  Servicer is authorized,  subject to the  requirements  of the sentence next  following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement  to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise  to comply with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged Property to such Person;  provided,  however, none of such terms and requirements  shall both  constitute  a  "significant  modification"  effecting an exchange or reissuance  of such  Mortgage  Loan under the Code (or final,  temporary or proposed  Treasury regulations  promulgated  thereunder) and cause any REMIC created hereunder to fail to qualify as a REMIC  under  the  Code or the  imposition  of any tax on  "prohibited  transactions"  or
"contributions"  after the Startup Date under the REMIC Provisions.  The Master Servicer shall execute and deliver such  documents  only if it reasonably  determines  that (i) its execution and delivery  thereof will not conflict  with or violate any terms of this  Agreement or cause the unpaid  balance  and  interest on the  Mortgage  Loan to be  uncollectible  in whole or in part, (ii) any required consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer  (A) the  Mortgage  Loan will  continue to be secured by a first  mortgage  lien (or, with  respect to any junior  lien,  a junior  lien of the same  priority  in  relation  to any senior  lien  on  such  Mortgage  Loan)  pursuant  to the  terms  of the  Mortgage,  (B)  such transaction  will not adversely  affect the coverage  under any Required  Insurance  Policies,
(C) the Mortgage Loan will fully  amortize over the  remaining  term thereof,  (D) no material term of the Mortgage Loan  (including  the interest rate on the Mortgage Loan) will be altered nor will the term of the  Mortgage  Loan be changed  and (E) if the  seller/transferor  of the
Mortgaged   Property  is  to  be  released   from   liability  on  the  Mortgage   Loan,   the
buyer/transferee  of the  Mortgaged  Property  would be qualified to assume the Mortgage  Loan based on generally  comparable  credit  quality and such release will not (based on the Master
Servicer's or Subservicer's good faith  determination)  adversely affect the collectability of the  Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in accordance  with the foregoing,  the Trustee shall execute any necessary  instruments for such assumption  or  substitution  of  liability  as  directed  by the  Master  Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct  copies of the assumption  agreement,  the release (if any), or the  modification  or  supplement  to the Mortgage  Note or Mortgage to be delivered to the
Trustee or the  Custodian and deposited  with the Mortgage  File for such Mortgage  Loan.  Any fee  collected  by the Master  Servicer  or such  related  Subservicer  for  entering  into an assumption or substitution  of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve  a request  from a  Mortgagor  for a  partial  release  of the  related  Mortgaged
Property,  the granting of an easement  thereon in favor of another Person,  any alteration or demolition of the related  Mortgaged  Property or other similar  matters if it has determined, exercising  its good faith  business  judgment  in the same  manner as it would if it were the owner  of the  related  Mortgage  Loan,  that  the  security  for,  and the  timely  and  full collectability  of, such  Mortgage Loan would not be adversely  affected  thereby and that any
REMIC created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f))  that no tax on "prohibited  transactions" or
"contributions"  after the Startup Date would be imposed on any REMIC  created  hereunder as a result  thereof.  Any fee  collected  by the Master  Servicer or the related  Subservicer  for processing  such a request  will be retained by the Master  Servicer  or such  Subservicer  as additional servicing compensation.

(d)     Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master  Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any  Mortgage  Loan,  provided  the  obligee  with  respect to such  Mortgage  Loan following  such proposed  assignment  provides the Trustee and Master  Servicer with a "Lender
Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M,  in
form  and  substance   satisfactory  to  the  Trustee  and  Master  Servicer,   providing  the
following:  (i)  that  the  Mortgage  Loan is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment  in lieu of  satisfaction  is required to preserve  lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a  refinancing  under,  the  laws  of  such  jurisdiction;  (ii)  that  the  substance  of the assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Mortgage  Loan  following  the proposed  assignment  will have a rate of interest  more than the  greater  of (A) 3% and (B) 5% of the annual  yield of the  unmodified
Mortgage  Loan,  below or above  the rate of  interest  on such  Mortgage  Loan  prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower  under the related  Mortgage  Loan.  Upon  approval of an  assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  the Master  Servicer  shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage  Loan, and the Master
Servicer  shall  treat such  amount as a  Principal  Prepayment  in Full with  respect to such
Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO  Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue  in default  and as to which no  satisfactory  arrangements  can be made for  collection of  delinquent  payments  pursuant to  Section 3.07.  Alternatively,  the
Master  Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by  the  Mortgagor  not  involving  a  sale  of the  Mortgaged  Property),  (ii)
arranging  for a  repayment  plan or (iii)  agreeing  to a  modification  in  accordance  with
Section 3.07.  In connection with such foreclosure or other  conversion or action,  the Master
Servicer  shall,  consistent  with  Section 3.11,  follow such  practices and procedures as it shall  deem  necessary  or  advisable,  as shall be normal and usual in its  general  mortgage servicing  activities  and as shall be required or  permitted by the Program  Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is  consistent  with the  provisions of this  Agreement.  The Master  Servicer,  however, shall  not be  required  to  expend  its own  funds or incur  other  reimbursable  charges  in connection with any foreclosure,  or attempted foreclosure which is not completed,  or towards the  correction of any default on a related senior  mortgage loan, or towards the  restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one
or more  Classes  after  reimbursement  to itself for such  expenses  or charges and (ii) that such expenses and charges will be recoverable to it through  Liquidation  Proceeds,  Insurance
Proceeds,  or  REO  Proceeds  (respecting  which  it  shall  have  priority  for  purposes  of withdrawals  from  the  Custodial  Account  pursuant  to  Section 3.10,  whether  or not  such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance
Proceeds  or REO  Proceeds).  In the  event of such a  determination  by the  Master  Servicer pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to Section 3.10.  In addition,  the Master Servicer may pursue any  remedies  that may be  available  in  connection  with a breach of a  representation  and warranty with respect to any such  Mortgage  Loan in  accordance  with Sections 2.03 and 2.04.
However,  the Master  Servicer is not  required to  continue  to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and  remedies in  connection  with a breach of a  representation  and warranty if the Master Servicer  determines in its reasonable discretion  that one such  remedy is more  likely to  result in a greater  recovery  as to the
Mortgage Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial  Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments  and  recoveries  referred  to in  the  definition  of  "Cash  Liquidation"  or  "REO
Disposition,"  as  applicable,  upon  receipt by the Trustee of written  notification  of such deposit  signed by a  Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the Master  Servicer the related  Mortgage File and the Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master  Servicer,  in each case  without  recourse,  as shall be  necessary  to vest in the Master  Servicer  or its designee,  as the case may be, the related  Mortgage Loan,  and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing  or any other  provision of this  Agreement,  in the Master  Servicer's  sole  discretion with respect to any defaulted
Mortgage  Loan  or  REO  Property  as to  either  of  the  following  provisions,  (i) a  Cash
Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts expected  by the Master  Servicer  to be received  in  connection  with the related  defaulted
Mortgage Loan or REO Property have been  received,  and (ii) for purposes of  determining  the amount of any Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled collections  or the amount of any  Realized  Loss,  the Master  Servicer may take into account minimal  amounts of additional  receipts  expected to be received or any estimated  additional liquidation  expenses  expected  to be  incurred  in  connection  with the  related  defaulted
Mortgage Loan or REO Property.

(b)     In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an
REO Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate of sale  shall be issued  to the  Trustee  or to its  nominee  on  behalf of  Certificateholders.
Notwithstanding  any such  acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage  Loan held in the Trust  Fund  until  such time as the REO  Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an  Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO  Property as soon as  practicable,  giving due consideration to the interests of the  Certificateholders,  but in all cases, within three full  years  after the  taxable  year of its  acquisition  by the Trust Fund for  purposes  of
Section 860G(a)(8)  of the Code (or such shorter period as may be necessary  under  applicable state  (including  any state in which such  property is located) law to maintain the status of each REMIC created  hereunder as a REMIC under  applicable state law and avoid taxes resulting from such property  failing to be foreclosure  property under applicable state law) or, at the expense  of the Trust  Fund,  request,  more than  60 days  before the day on which such grace period would  otherwise  expire,  an extension of such grace period unless the Master Servicer
(subject to  Section 10.01(f))  obtains for the  Trustee an Opinion of Counsel,  addressed  to the  Trustee  and the Master  Servicer,  to the effect  that the  holding by the Trust Fund of such REO  Property  subsequent  to such period will not result in the  imposition  of taxes on
"prohibited  transactions"  as defined in  Section 860F of the Code or cause any REMIC created hereunder  to fail to qualify  as a REMIC  (for  federal  (or any  applicable  State or local)
income tax  purposes) at any time that any  Certificates  are  outstanding,  in which case the
Trust Fund may  continue to hold such REO  Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be  reimbursed  from the
Custodial  Account for any costs  incurred in obtaining  such Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other  provision  of this  Agreement,  no REO Property acquired  by the Trust  Fund  shall be  rented  (or  allowed  to  continue  to be  rented)  or otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the Code or (ii) subject any REMIC created hereunder to the  imposition  of any federal  income  taxes on the income  earned  from such REO  Property, including  any taxes  imposed  by reason of  Section 860G(c)  of the Code,  unless  the Master
Servicer  has  agreed to  indemnify  and hold  harmless  the Trust  Fund with  respect  to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage  Loan  pursuant to the terms of this  Agreement,  as well as any recovery  (other than Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance
Proceeds or REO  Proceeds,  will be applied in the  following  order of  priority:  first,  to
reimburse   the   Master   Servicer   or  the   related   Subservicer   in   accordance   with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest on the  Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net  Mortgage
Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan), to the Due
Date in the related Due Period  prior to the  Distribution  Date on which such  amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage
Loan  (or  REO  Property);  fourth,  to all  Servicing  Fees  and  Subservicing  Fees  payable therefrom  (and  the  Master  Servicer  and  the  Subservicer  shall  have no  claims  for any deficiencies  with  respect to such fees which  result  from the  foregoing  allocation);  and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of Treasury  Regulation Section 1.1445-2(d)(3)  (or
any successor  thereto)  necessary to assure that no withholding  tax  obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a  notification  that  payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer shall immediately  notify the Trustee (if it holds the related  Mortgage File) or the Custodian by a certification  of a Servicing  Officer
(which  certification  shall include a statement to the effect that all amounts received or to be received  in  connection  with such  payment  which are  required  to be  deposited  in the
Custodial Account pursuant to Section 3.07  have been or will be so deposited),  substantially in the form  attached  hereto as  Exhibit G,  or, in the case of a  Custodian,  an  electronic request in a form  acceptable  to the  Custodian,  requesting  delivery to it of the  Mortgage
File.  Upon receipt of such  certification  and request,  the Trustee shall promptly  release, or cause the  Custodian to release,  the related  Mortgage  File to the Master  Servicer.  The
Master  Servicer  is  authorized  to execute  and  deliver to the  Mortgagor  the  request for reconveyance,  deed of  reconveyance or release or satisfaction of mortgage or such instrument releasing  the lien of the Mortgage,  together  with the Mortgage  Note with, as  appropriate, written  evidence of  cancellation  thereon and to cause the removal from the  registration on the MERS(R)System of such  Mortgage  and to execute and  deliver,  on behalf of the Trustee and
the   Certificateholders  or  any  of  them,  any  and  all  instruments  of  satisfaction  or cancellation  or of  partial  or  full  release,  including  any  applicable  UCC  termination statements.  No expenses  incurred in connection  with any instrument of  satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the Master  Servicer  shall  deliver to the  Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in the form attached as Exhibit G  hereto, or, in the case of a Custodian,  an electronic  request in a form acceptable to the Custodian, requesting  that  possession of all, or any document  constituting  part of, the Mortgage File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage
Loan under any Required  Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the Custodian to deliver,  the Mortgage File or any document therein to the
Master  Servicer.  The Master Servicer shall cause each Mortgage File or any document  therein so released to be returned to the  Trustee,  or the  Custodian  as agent for the Trustee  when the need therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating  to the  Mortgage  Loan  have  been deposited  in the  Custodial  Account or  (ii) the  Mortgage  File or such  document  has been delivered  directly or through a Subservicer  to an attorney,  or to a public trustee or other public  official as required by law, for purposes of  initiating  or pursuing  legal action or other  proceedings  for  the  foreclosure  of the  Mortgaged  Property  either  judicially  or non-judicially,  and the Master  Servicer has delivered  directly or through a Subservicer  to the Trustee a  certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such  Mortgage  File or such  document  was  delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall  deliver the Request for Release with respect  thereto to the Master  Servicer  upon the
Trustee's  receipt of  notification  from the Master  Servicer  of the  deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or  trustee's  sale in respect of a Mortgaged
Property  or to any legal  action  brought to obtain  judgment  against any  Mortgagor  on the
Mortgage  Note or  Mortgage  or to  obtain a  deficiency  judgment,  or to  enforce  any other remedies or rights  provided by the Mortgage  Note or Mortgage or  otherwise  available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the
Master Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the
Trustee shall not invalidate any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v)
and  (vi)  of  Section 3.10(a),   subject  to  clause  (e)  below.  The  amount  of  servicing
compensation   provided   for  in  such  clauses   shall  be  accounted   for  on  a  Mortgage
Loan-by-Mortgage  Loan basis. In the event that Liquidation  Proceeds,  Insurance Proceeds and
REO  Proceeds  (net of amounts  reimbursable  therefrom  pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such
Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the  Modified Net Mortgage  Rate in the
case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or
otherwise  shall be retained by the Master  Servicer or the Subservicer to the extent provided herein,  subject  to  clause  (e)  below.  Prepayment  charges  shall  be  deposited  into the
Certificate  Account  and  shall  be paid  on each  Distribution  Date to the  holders  of the
Class SB Certificates.

(c)     The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance  Policies,  if any, to the extent such  premiums  are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and shall not be entitled to  reimbursement  therefor  except as  specifically provided in Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer  of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master  Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution  Date  shall be  reduced  (but not below  zero) by the  amount of
Compensating  Interest (if any) for such Distribution  Date used to cover Prepayment  Interest
Shortfalls as provided in  Section 3.16(f)  below. Such reduction shall be applied during such period as  follows:  first,  to any  Servicing  Fee or  Subservicing  Fee to which the  Master
Servicer  is  entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain realized  from any  investment  of funds  held in the  Custodial  Account  or the  Certificate
Account to which the Master  Servicer  is entitled  pursuant  to Sections  3.07(c) or 4.01(c), respectively.  In making such  reduction,  the Master  Servicer  shall not  withdraw  from the
Custodial  Account  any such  amount  representing  all or a portion of the  Servicing  Fee to which it is  entitled  pursuant  to  Section 3.10(a)(iii)  and  shall  not  withdraw  from the
Custodial  Account or Certificate  Account any such amount to which it is entitled pursuant to
Section 3.07(c) or 4.01(c).

(f)     With respect to any Distribution Date,  Prepayment Interest Shortfalls on the Mortgage
Loans will be covered first,  by the Master  Servicer,  but only to the extent such Prepayment
Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than  fifteen days  after it receives a written  request from the Trustee or the  Depositor,  the  Master  Servicer  shall  forward  to the  Trustee  and the  Depositor  a statement,  certified  by a  Servicing  Officer,  setting  forth the  status of the  Custodial
Account as of the close of business on such  Distribution  Date as it relates to the  Mortgage
Loans and showing,  for the period covered by such statement,  the aggregate of deposits in or withdrawals  from the Custodial  Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March  31 of each year or (b) with  respect to any  calendar  year during which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules  and  regulations  of  the  Commission,  (i) a  servicing  assessment  as  described  in
Section 4.03(f)(ii) and (ii) a servicer compliance statement,  signed by an authorized officer of the Master Servicer, as described in Items 1122(a),  1122(b) and 1123 of Regulation AB,  to
the effect that:

(A)     A review of the Master  Servicer's  activities  during the reporting period and of its
               performance   under  this   Agreement  has  been  made  under  such   officer's
               supervision.

(B)     To the best of such officer's  knowledge,  based on such review,  the Master  Servicer has  fulfilled  all of its  obligations  under this  Agreement  in all material respects  throughout  the  reporting  period or, if there has been a failure to fulfill any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

        The Master  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other parties participating in the servicing function any additional  certifications  required under Item 1123 of  Regulation AB  to the extent  required  to be included in a Report on Form
10-K;  provided,  however,  that a failure to obtain such certifications shall not be a breach of the  Master  Servicer's  duties  hereunder  if any  such  party  fails  to  deliver  such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before  the  earlier  of (a) March 31 of each  year or (b) with  respect  to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is  required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission, the date on which the annual  report is required to be filed in  accordance  with the Exchange
Act and the rules and  regulations  of the  Commission,  the Master  Servicer  at its  expense shall cause a firm of independent public  accountants,  which shall be members of the American
Institute of Certified  Public  Accountants,  to furnish to the  Depositor and the Trustee the attestation  required under Item 1122(b) of Regulation AB.  In rendering such statement,  such firm  may  rely,  as to  matters  relating  to the  direct  servicing  of  mortgage  loans  by
Subservicers,  upon comparable  statements for  examinations  conducted by independent  public accountants  substantially in accordance with standards  established by the American Institute of Certified Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master  Servicer  shall  afford the  Depositor  and the Trustee,  upon  reasonable notice,  during normal business hours access to all records  maintained by the Master Servicer in respect  of its  rights and  obligations  hereunder  and access to  officers  of the Master
Servicer  responsible for such  obligations.  Upon request,  the Master Servicer shall furnish the Depositor  with its most recent  financial  statements  and such other  information as the
Master Servicer possesses regarding its business,  affairs, property and condition,  financial or otherwise.  The Master  Servicer  shall also  cooperate  with all  reasonable  requests for information  including,  but not limited  to,  notices,  tapes and copies of files,  regarding itself,  the Mortgage Loans or the Certificates  from any Person or Persons  identified by the
Depositor or  Residential  Funding.  The  Depositor  may enforce the  obligation of the Master
Servicer  hereunder  and may,  but it is not  obligated  to,  perform or cause a  designee  to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder  by  virtue of such  performance  by the  Depositor  or its designee.  Neither the Depositor nor the Trustee  shall have the  responsibility  or liability for any  action  or  failure  to act by the  Master  Servicer  and they are not  obligated  to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  [Reserved].

Section 3.22.  Advance Facility.

(a)     The Master  Servicer is hereby  authorized to enter into a financing or other facility
(any such  arrangement,  an "Advance  Facility")  under which (1) the Master  Servicer  sells, assigns or pledges to another  Person (an  "Advancing  Person") the Master  Servicer's  rights under this  Agreement to be reimbursed  for any Advances or Servicing  Advances  and/or (2) an
Advancing  Person agrees to fund some or all Advances and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement.  No consent of the Depositor,  the
Trustee,  the  Certificateholders  or any other  party  shall be  required  before  the Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any Advance
Facility under which an Advancing  Person agrees to fund Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master  Servicer  shall remain  obligated  pursuant to this  Agreement to make  Advances and Servicing  Advances  pursuant to and as required by this
Agreement.  If the Master  Servicer  enters  into an Advance  Facility,  and for so long as an
Advancing  Person  remains  entitled  to  receive  reimbursement  for any  Advances  including
Nonrecoverable   Advances   ("Advance   Reimbursement   Amounts")  and/or  Servicing  Advances
including  Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with  Advance  Reimbursement  Amounts,  "Reimbursement  Amounts")  (in each case to the extent such type of  Reimbursement  Amount is  included  in the  Advance  Facility),  as  applicable, pursuant  to this  Agreement,  then the Master  Servicer  shall  identify  such  Reimbursement
Amounts consistent with the reimbursement  rights set forth in  Section 3.10(a)(ii)  and (vii)
and remit such  Reimbursement  Amounts in accordance  with this  Section 3.22  or otherwise in accordance with the  documentation  establishing the Advance Facility to such Advancing Person or to a trustee,  agent or  custodian  (an  "Advance  Facility  Trustee")  designated  by such
Advancing  Person  in  an  Advance   Facility  Notice  described  below  in   Section 3.22(b).
Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance Facility, the  Master  Servicer  may  direct,  and if so  directed  in  writing,  the  Trustee is hereby authorized  to and  shall  pay to the  Advance  Facility  Trustee  the  Reimbursement  Amounts
identified  pursuant  to  the  preceding  sentence.  An  Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required  to meet the  qualifications  of a  Master  Servicer  or a  Subservicer  pursuant  to
Section 3.02(a)  or  6.02(c)  hereof  and shall not be deemed to be a  Subservicer  under this
Agreement.  Notwithstanding  anything  to the  contrary  herein,  in no  event  shall  Advance
Reimbursement   Amounts  or  Servicing  Advance  Reimbursement  Amounts  be  included  in  the
Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master  Servicer  enters into an Advance  Facility  and makes the  election set forth in  Section 3.22(a),  the Master Servicer and the related Advancing Person shall deliver to the Trustee a written  notice and  payment  instruction  (an  "Advance  Facility  Notice"), providing  the  Trustee  with  written  payment  instructions  as to where  to  remit  Advance
Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement  Amounts (each to the extent such type of  Reimbursement  Amount is included  within the Advance  Facility)  on  subsequent
Distribution  Dates.  The  payment  instruction  shall  require the  applicable  Reimbursement
Amounts  to  be  distributed  to  the  Advancing  Person  or to an  Advance  Facility  Trustee
designated  in  the  Advance  Facility  Notice.   An  Advance  Facility  Notice  may  only  be
terminated by the joint  written  direction of the Master  Servicer and the related  Advancing
Person (and any related Advance Facility Trustee).

(c)     Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or
Servicing  Advances  made with  respect to the  Mortgage  Loans for which the Master  Servicer would be  permitted to  reimburse  itself in  accordance  with  Section 3.10(a)(ii)  and (vii)
hereof,  assuming the Master Servicer or the Advancing Person had made the related  Advance(s)
and/or  Servicing   Advance(s).   Notwithstanding  the  foregoing,   except  with  respect  to
reimbursement of Nonrecoverable  Advances as set forth in  Section 3.10(c)  of this Agreement, no Person shall be entitled to  reimbursement  from funds held in the Certificate  Account for future distribution to  Certificateholders  pursuant to this Agreement.  Neither the Depositor nor the  Trustee  shall have any duty or  liability  with  respect to the  calculation  of any
Reimbursement  Amount,  nor shall the  Depositor  or the Trustee  have any  responsibility  to track or monitor the  administration  of the Advance Facility and the Depositor shall not have any  responsibility  to track,  monitor or verify the payment of Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any successor master servicer a detailed  accounting on a loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and  reimbursed to any Advancing  Person.
The successor  master servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the successor master servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such  acknowledgments,  certificates,  and other documents reasonably  satisfactory to the Trustee  provided by the Master  Servicer and  reasonable  satisfactory  to the Trustee recognizing  the  interests  of any  Advancing  Person or  Advance  Facility  Trustee  in such
Reimbursement  Amounts  as the  Master  Servicer  may  cause  to be made  subject  to  Advance
Facilities  pursuant to this  Section 3.22,  and such other  documents in connection with such
Advance  Facility as may be reasonably  requested from time to time by any Advancing Person or
Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)     Reimbursement  Amounts collected with respect to each Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances or  Servicing  Advances (as the case may be) made with respect to that  Mortgage  Loan on a  "first-in,  first out"  ("FIFO")  basis,  subject to the qualifications set forth below:

(i)     Any successor Master Servicer to Residential  Funding (a "Successor  Master Servicer")
        and the Advancing  Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance with this  Section 3.22(e)  to the  reimbursement  of
        Advances and Servicing Advances in the manner provided for herein; provided,  however, that after the succession of a Successor Master  Servicer,  (A) to the extent that any
        Advances or  Servicing  Advances  with  respect to any  particular  Mortgage  Loan are reimbursed  from  payments or  recoveries,  if any,  from the related  Mortgagor,  and
        Liquidation  Proceeds or Insurance  Proceeds,  if any,  with respect to that  Mortgage
        Loan,  reimbursement shall be made, first, to the Advancing Person or Advance Facility
        Trustee in respect of Advances  and/or  Servicing  Advances  related to that  Mortgage
        Loan to the  extent  of the  interest  of the  Advancing  Person or  Advance  Facility
        Trustee in such Advances and/or Servicing  Advances,  second to the Master Servicer in respect of Advances and/or Servicing  Advances related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person has an
        interest,  and  third,  to the  Successor  Master  Servicer  in  respect  of any other
        Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when collected,  and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable  Advances shall be made pro rata to the Advancing Person or Advance
        Facility  Trustee,  on the one hand, and any such Successor  Master  Servicer,  on the other  hand,  on  the  basis  of the  respective  aggregate  outstanding  unreimbursed
        Advances  and  Servicing  Advances  that  are  Nonrecoverable  Advances  owed  to  the
        Advancing  Person,  Advance  Facility  Trustee  or Master  Servicer  pursuant  to this
        Agreement,  on the one hand,  and any such  Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such Advances or Servicing  Advances shall have been  made.  In the event  that,  as a result of the FIFO  allocation  made pursuant to this  Section 3.22(e),  some or all of a Reimbursement  Amount paid to the
        Advancing  Person or  Advance  Facility  Trustee  relates  to  Advances  or  Servicing
        Advances  that were made by a Person other than  Residential  Funding or the Advancing
        Person or Advance  Facility  Trustee,  then the Advancing  Person or Advance  Facility
        Trustee  shall be required to remit any  portion of such  Reimbursement  Amount to the
        Person entitled to such portion of such  Reimbursement  Amount.  Without  limiting the generality  of  the  foregoing,  Residential  Funding  shall  remain  entitled  to  be reimbursed by the Advancing  Person or Advance  Facility  Trustee for all Advances and
        Servicing   Advances  funded  by  Residential   Funding  to  the  extent  the  related
        Reimbursement  Amount(s)  have not been assigned or pledged to an Advancing  Person or
        Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the  related  Advancing  Person or Advance
        Facility Trustee loan by loan information  with respect to each  Reimbursement  Amount distributed  to such  Advancing  Person or  Advance  Facility  Trustee on each date of remittance  thereof to such Advancing  Person or Advance Facility  Trustee,  to enable the Advancing  Person or Advance  Facility Trustee to make the FIFO allocation of each
        Reimbursement Amount with respect to each Mortgage Loan.

(ii)    By way of  illustration,  and not by way of limiting the  generality of the foregoing, if the Master Servicer  resigns or is terminated at a time when the Master Servicer is a party to an Advance  Facility,  and is replaced by a Successor Master Servicer,  and the Successor  Master  Servicer  directly  funds  Advances or Servicing  Advances with respect to a Mortgage  Loan and does not  assign or pledge the  related  Reimbursement
        Amounts  to the  related  Advancing  Person  or  Advance  Facility  Trustee,  then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds  with respect to such  Mortgage  Loan  (including  Insurance
        Proceeds  collected in connection  with a liquidation  of such Mortgage  Loan) will be allocated first to the Advancing  Person or Advance Facility Trustee until the related
        Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the Master
        Servicer and the Advancing Person,  which were made prior to any Advances or Servicing
        Advances  made by the  Successor  Master  Servicer,  have been  reimbursed in full, at which  point the  Successor  Master  Servicer  shall be entitled to retain all related
        Reimbursement  Amounts  subsequently  collected  with  respect to that  Mortgage  Loan pursuant  to  Section 3.10  of this  Agreement.  To the extent  that the  Advances  or
        Servicing Advances are Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to  Section 3.10  of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee,  on the one
        hand,  and the Successor  Master  Servicer,  on the other hand, as described in clause
        (i)(B) above.

(f)     The Master  Servicer  shall  remain  entitled to be  reimbursed  for all  Advances and
Servicing  Advances  funded by the Master  Servicer  to the extent  the  related  rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)     Any amendment to this  Section 3.22  or to any other  provision of this Agreement that may be  necessary  or  appropriate  to effect the terms of an Advance  Facility  as  described generally  in  this  Section 3.22,  including  amendments  to  add  provisions  relating  to a successor  master servicer,  may be entered into by the Trustee,  the Depositor and the Master
Servicer without the consent of any  Certificateholder,  with written  confirmation  from each
Rating  Agency  that the  amendment  will not result in the  reduction  of the  ratings on any class of the  Certificates  below the lesser of the then  current or original  ratings on such
Certificates  and  delivery  of an  Opinion of Counsel  as  required  under  Section 11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)     Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor
Master  Servicer or any other Person might  otherwise  have against the Master  Servicer under this  Agreement  shall not attach to any rights to be  reimbursed  for  Advances or  Servicing
Advances  that have been sold,  transferred,  pledged,  conveyed or assigned to any  Advancing
Person.

(i)     At any time when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related Advance Facility
Trustee shall have  received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person,  then upon the  delivery  of a written  notice signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the
Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw  and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)     After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility
Notice has been terminated by a Notice of Facility  Termination,  this Section 3.22 may not be amended or  otherwise  modified  without the prior  written  consent of the related  Advancing
Person.

Section 3.23.  Special Servicing.

(a)     Subject to the conditions  described in Section 3.23(b) below, the Holder of the Class
SB  Certificates  may (but is not obligated to) appoint a special  servicer  (each, a "Special
Servicer")  to service any Mortgage  Loan which is  delinquent  in payment by 120 days or more as of the related  Special  Servicing  Transfer Date;  provided,  however,  that the aggregate
Stated  Principal  Balance of Mortgage  Loans  transferred to a Special  Servicer  pursuant to this  Section  shall not equal or exceed 10% of the Cut-off  Date  Balance.  The Holder of the
Class SB  Certificates  shall give the Trustee and the Master  Servicer  not less than 40 days prior  written  notice of the date on which it  anticipates  the  transfer of  servicing  with respect to any Mortgage Loan to a Special Servicer to occur (the "Special  Servicing  Transfer
Date"),  specifying (i) the Mortgage  Loan(s) that it intends to transfer and (ii) the related
Special Servicer.

(b)     Any Special  Servicer  appointed  pursuant to Section 3.23(a) above shall (i) be rated in one of the  two  highest  rating  categories  as a  special  servicer  by at  least  two of
Standard  &  Poor's,   Moody's  and  Fitch  Ratings,  (ii)  satisfy  and  be  subject  to  all requirements  and  obligations  of a  Subservicer  under  this  Agreement,  including  but not limited to,  servicing  in  accordance  with the Program  Guide and this  Agreement,  (iii) be approved by the Master Servicer (which approval shall not be unreasonably  withheld),  (iv) be capable of full compliance with Regulation AB and (v) sign an  acknowledgement  agreeing to be bound by this  Agreement.  In  addition,  no  Special  Servicer  may  modify a  Mortgage  Loan without the prior written  consent of the Master  Servicer and such  modification  shall be in compliance with Section 3.07(a) hereof.

(c)     In  connection  with the transfer of the  servicing of any Mortgage  Loan to a Special
Servicer,  the  Master  Servicer  or  Subservicer  of such  Mortgage  Loan (the  "Transferring
Servicer")  shall, at such Special  Servicer's  expense,  deliver to such Special Servicer all documents and records  relating to such  Mortgage Loan and an accounting of amounts  collected or held by it and  otherwise  use its  best  efforts  to  effect  the  orderly  and  efficient transfer of the  servicing  of such  Mortgage  Loan to such  Special  Servicer.  Such  Special
Servicer  shall  thereupon  assume  all of the  rights  and  obligations  of the  Transferring
Servicer hereunder arising from and after the Special Servicing  Transfer Date,  including the right to receive  the related  Subservicing  Fee from  payments  of interest  received on such
Mortgage Loan (and shall have no rights or  entitlement to  compensation  greater than that of the Transferring  Servicer with respect to such Mortgage Loan) and the  Transferring  Servicer shall have no further  rights or  obligations  hereunder  with respect to such  Mortgage  Loan
(except that the Master  Servicer shall remain  obligated to master service such Mortgage Loan pursuant  to this  Agreement).  In  connection  with  the  transfer  of the  servicing  of any
Mortgage  Loan to a Special  Servicer,  the Master  Servicer  shall  amend the  Mortgage  Loan
Schedule to reflect that such Mortgage Loans are subserviced by such Special Servicer.

(d)     On any Special  Servicing  Transfer Date, the related Special Servicer shall reimburse the Transferring  Servicer for all  unreimbursed  Advances,  Servicing  Advances and Servicing
Fees,  as  applicable,  relating  to the  Mortgage  Loans  for which  the  servicing  is being transferred.  The related  Special  Servicer  shall be entitled to be  reimbursed  pursuant to
Section  3.10 or  otherwise  pursuant  to this  Agreement  for all  such  Advances,  Servicing
Advances and Servicing  Fees, as applicable,  paid to the  Transferring  Servicer  pursuant to
this  Section  3.23.  In  addition,   in  the  event  that  the  Transferring  Servicer  is  a
Subservicer,  the Holder of the Class SB Certificates  or the related  Special  Servicer shall pay any  termination  fees  due to  such  Transferring  Servicer  pursuant  to the  applicable
Subservicing Agreement.

(e)     Each  Special  Servicer  agrees to  indemnify  and hold the  Master  Servicer  and the
Transferring Servicer harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs) incurred by the Master Servicer or
Transferring  Servicer,  as  applicable,  as a result of or in connection  with the failure by such  Special  Servicer  to  perform  the  obligations  or  responsibilities  imposed  upon or undertaken by such Special  Servicer under this  Agreement from and after the related  Special
Servicing  Transfer  Date.  The Master  Servicer  agrees to  indemnify  and hold each  Special
Servicer  harmless  from  and  against  any  and  all  losses,  claims,   expenses,  costs  or
liabilities  (including  attorneys fees and court costs) incurred by such Special  Servicer as a result  of or in  connection  with  the  failure  by the  Master  Servicer  to  perform  the obligations or  responsibilities  imposed upon or undertaken by the Master Servicer under this
Agreement.

Section 3.24.  Credit Risk Manager.

        For and on behalf of the Trust,  the Credit Risk Manager will monitor the  performance of the Master Servicer,  and make  recommendations  to the Master Servicer  regarding  certain
Delinquent and defaulted  Mortgage  Loans and will report on the  performance of such Mortgage
Loans,  pursuant to the Credit Risk  Management  Agreement.  Such reports and  recommendations will be based upon  information  provided  to the Credit Risk  Manager  pursuant to the Credit
Risk  Management  Agreement,  and the Credit  Risk  Manager  shall  look  solely to the Master
Servicer for all information  and data  (including loss and delinquency  information and data)
relating to the servicing of the Mortgage Loans.

Section 3.25.  Limitation Upon Liability of the Credit Risk Manager.

        Neither the Credit Risk Manager,  nor any of its directors,  officers,  employees,  or agents  shall be under any  liability  to the  Trustee,  the  Certificateholders,  the  Master
Servicer  and/or the Depositor for any action taken or for  refraining  from the taking of any action made in good faith pursuant to this Agreement,  in reliance upon  information  provided by the  Master  Servicer  under  the  Credit  Risk  Management  Agreement,  or for  errors  in judgment;  provided,  however,  that this provision  shall not protect the Credit Risk Manager or any such person  against  liability  that would  otherwise  be imposed by reason of willful malfeasance  or bad faith in its  performance  of its duties.  The Credit Risk Manager and any director,  officer,  employee,  or agent of the Credit Risk  Manager may rely in good faith on any  document  of any  kind  prima  facie  properly  executed  and  submitted  by  any  Person respecting  any matters  arising  hereunder,  and may rely in good faith upon the  accuracy of information  furnished  by  the  Master  Servicer  pursuant  to  the  Credit  Risk  Management
Agreement in the performance of its duties thereunder and hereunder.

Section 3.26.  Removal of the Credit Risk Manager.

        The Credit Risk  Manager may be removed as Credit Risk  Manager by  Certificateholders holding not less than 66 2/3% of the Voting  Rights in the Trust Fund,  in the exercise of its or their sole discretion.  The  Certificateholders  shall provide written notice of the Credit
Risk  Manager's  removal to the  Trustee.  Upon  receipt of such  notice,  the  Trustee  shall provide  written  notice to the Credit Risk  Manager and the Master  Servicer of its  removal, which  shall be  effective  upon  receipt of such  notice by the Credit  Risk  Manager and the
Master  Servicer.  Notwithstanding  the foregoing,  the termination of the Credit Risk Manager pursuant to this  Section  shall not become  effective  until the  appointment  of a successor
Credit Risk Manager.

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master  Servicer  acting as agent of the Trustee  shall  establish  and maintain a
Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer of  immediately  available  funds an amount equal to the sum of (i) any Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the  Certificate  Account  pursuant  to  Section 3.12(a),  (iii) any amount  required to be deposited in the Certificate  Account pursuant to  Section 3.16(e)  or Section 4.07,  (iv) any amount required to be paid pursuant to Section 9.01,  and (v) other  amounts  constituting the
Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     On or prior to the Business Day  immediately  following each  Determination  Date, the
Master  Servicer  shall  determine  any amounts owed by the Swap  Counterparty  under the Swap
Agreement  and inform the  Trustee  in  writing  of the amount so  calculated.  On or prior to each  Distribution  Date, the Master  Servicer  shall  withdraw from the Custodial  Account an amount  equal to the Credit  Risk  Manager Fee for such  Distribution  Date and shall pay such amount to the Credit Risk Manager.

(c)     The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account  to invest  the  funds in the  Certificate
Account in  Permitted  Investments  designated  in the name of the  Trustee for the benefit of the  Certificateholders,  which shall mature not later than the  Business  Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such
Permitted  Investment is an obligation of the institution  that maintains such account or fund for which such institution serves as custodian,  then such Permitted  Investment may mature on such  Distribution  Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such  Distribution  Date to the Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending receipt thereof to the extent  necessary  to  make  distributions  on the  Certificates)  and  shall  not be  sold or disposed of prior to maturity.  All income and gain  realized from any such  investment  shall be for the  benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The amount of any  losses  incurred  in  respect  of any such  investments shall be  deposited  in the  Certificate  Account by the Master  Servicer out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     On each Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee)
shall  allocate and  distribute the Available  Distribution  Amount,  if any, for such date to the  interests  issued in respect of REMIC I,  REMIC II  and  REMIC III  as  specified in this
Section.

(b)     (1)    On  each  Distribution   Date,  the  REMIC I   Distribution   Amount  shall  be
distributed  by  REMIC I  to  REMIC II  on account of the  REMIC I  Regular  Interests  in the amounts and with the priorities set forth in the definition thereof.

               (2)    On each  Distribution  Date, the REMIC II  Distribution  Amount shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular  Interests in the amounts and with the priorities set forth in the definition thereof.

               (3)    On each  Distribution  Date, the REMIC III Distribution  Amount shall be deemed to have been distributed by REMIC III to the  Certificateholders on account of the
     REMIC III Regular  Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

               (4)    On each  Distribution  Date, the amount,  if any, deemed received by the
     Class SB Certificate in respect of the REMIC III Regular  Interest IO and under the SB-AB
     Swap  Agreement  shall be deemed to have been paid on behalf of the Class SB  Certificate by the Trustee  pursuant to Section  4.10 in respect of the Net Swap  Payment owed to the
     Swap  Counterparty.  On each  Distribution  Date,  the  amount,  if any,  received by the
     Trustee from the Swap  Counterparty  in respect of the Swap Agreement  shall be deemed to have  been  received  by the  Trustee  on  behalf of the  Class SB  Certificate.  On each
     Distribution  Date,  amounts  paid to the Class A and Class M  Certificates  pursuant  to
     Section  4.02(c)(vii)  in respect of Basis  Risk  Shortfall  shall be deemed to have been paid by the Class SB Certificateholder pursuant to the SB-AM Swap Agreement.

(c)     On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next  preceding  Record Date (other than as  provided in  Section 9.01  respecting  the final distribution)  either in immediately  available funds (by wire transfer or otherwise) to the  account  of  such  Certificateholder  at  a  bank  or  other  entity  having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the
Paying  Agent,  as the case may be,  or, if such  Certificateholder  has not so  notified  the
Master   Servicer  or  the  Paying  Agent  by  the  Record  Date,  by  check  mailed  to  such
Certificateholder  at the address of such Holder  appearing in the  Certificate  Register such
Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based  on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the applicable  Class held by such Holder of the  following  amounts),  in the following  order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the
Certificate  Account and the Swap Account  pursuant to  Section 4.10(c)  (or,  with respect to clause  (xi)(B)  below,  to the extent of  prepayment  charges  on deposit in the  Certificate
Account):

(i)     to the Class A  Certificateholders,  the Accrued  Certificate  Interest payable on the
        Class A  Certificates with respect to such Distribution Date, plus any related amounts accrued pursuant to this clause (i) but remaining  unpaid from any prior  Distribution
        Date, being paid from and in reduction of the Available  Distribution  Amount for such
        Distribution Date;

(ii)    to the  Class M  Certificateholders  and  the  Class B  Certificateholders,  from  the amount,  if any, of the Available  Distribution  Amount  remaining after the foregoing distributions,  Accrued Certificate  Interest payable on the Class M  Certificates and
        Class B  Certificates with respect to such Distribution Date, plus any related amounts accrued pursuant to this clause (ii) but remaining unpaid from any prior  Distribution
        Date,    sequentially,    to    the    Class M-1     Certificateholders,     Class M-2
        Certificateholders,   Class M-3   Certificateholders,   Class M-4  Certificateholders,
        Class M-5     Certificateholders,      Class M-6     Certificateholders,     Class M-7
        Certificateholders,   Class M-8   Certificateholders,   Class M-9  Certificateholders,
        Class M-10  Certificateholders  and Class B  Certificateholders,  in that order, being paid from and in reduction of the Available  Distribution Amount for such Distribution
        Date;

(iii)   [reserved];

(iv)    the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the Certificate  Principal Balance of the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

(A)     first, the Class A Principal Distribution Amount shall be distributed  sequentially to
               the  Class A-1  Certificateholders,   Class A-2  Certificateholders,  Class A-3
               Certificateholders  and Class A-4  Certificateholders,  in that order,  in each case until the Certificate Principal Balance thereof is reduced to zero;

(B)     second,  to the Class M-1  Certificateholders,  the Class M-1  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-1  Certificates
               has been reduced to zero;

(C)     third,  to the  Class M-2  Certificateholders,  the Class M-2  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-2  Certificates
               has been reduced to zero;

(D)     fourth,  to the Class M-3  Certificateholders,  the Class M-3  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-3  Certificates
               has been reduced to zero;

(E)     fifth,  to the  Class M-4  Certificateholders,  the Class M-4  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-4  Certificates
               has been reduced to zero;

(F)     sixth,  to the  Class M-5  Certificateholders,  the Class M-5  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-5  Certificates
               has been reduced to zero;

(G)     seventh, to the Class M-6  Certificateholders,  the Class M-6  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-6  Certificates
               has been reduced to zero;

(H)     eighth,  to the Class M-7  Certificateholders,  the Class M-7  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-7  Certificates
               has been reduced to zero;

(I)     ninth,  to the  Class M-8  Certificateholders,  the Class M-8  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-8  Certificates
               has been reduced to zero;

(J)     tenth,  to the  Class M-9  Certificateholders,  the Class M-9  Principal  Distribution
               Amount, until the Certificate  Principal Balance of the Class M-9  Certificates
               has been reduced to zero; and

(K)     eleventh, to the Class M-10 Certificateholders,  the Class M-10 Principal Distribution
               Amount, until the Certificate Principal Balance of the Class M-10  Certificates
               has been reduced to zero; and

(L)     twelfth,  to  the  Class B  Certificateholders,  the  Class B  Principal  Distribution
               Amount,  until the Certificate  Principal  Balance of the Class B  Certificates
               has been reduced to zero;

(v)     to  the   Class A   Certificateholders,   Class M   Certificateholders   and   Class B
        Certificateholders,  the  amount  of  any  Prepayment  Interest  Shortfalls  allocated thereto for such Distribution  Date, on a pro rata basis based on Prepayment  Interest
        Shortfalls  allocated  thereto to the extent not offset by Eligible  Master  Servicing
        Compensation on such Distribution Date;

(vi)    to  the   Class A   Certificateholders,   Class M   Certificateholders   and   Class B
        Certificateholders,  the  amount  of any  Prepayment  Interest  Shortfalls  previously allocated  thereto  remaining  unpaid  from prior  Distribution  Dates  together  with interest  thereon at the  related  Pass-Through  Rate,  on a pro rata  basis  based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

(vii)   to the  Class A  Certificateholders,  the amount of any unpaid  Basis Risk  Shortfalls allocated  thereto,  on a pro rata  basis  based on the  amount of unpaid  Basis  Risk
        Shortfalls  allocated  thereto,  and then sequentially,  to the Class M-1,  Class M-2,
        Class M-3,   Class M-4,   Class M-5,   Class M-6,   Class M-7,   Class M-8  Class M-9,
        Class M-10  and Class B  Certificateholders,  in that order,  the amount of any unpaid
        Basis Risk Shortfalls allocated thereto;

(viii)  to  the   Class A   Certificateholders,   Class M   Certificateholders   and   Class B
        Certificateholders,  Relief Act  Shortfalls  allocated  thereto for such  Distribution
        Date, on a pro rata basis based on Relief Act  Shortfalls  allocated  thereto for such
        Distribution Date,

(ix)    first,  to the  Class A  Certificateholders,  the  principal  portion of any  Realized
        Losses previously  allocated to those  Certificates and remaining  unreimbursed,  on a pro rata basis based on their  respective  principal  portion of any  Realized  Losses previously  allocated to those  Certificates  and  remaining  unreimbursed,  and then,
        sequentially,  to  the  Class M-1,   Class M-2,   Class M-3,   Class M-4,   Class M-5,
        Class M-6,     Class M-7,     Class M-8,    Class M-9,    Class M-10    and    Class B
        Certificateholders,  in that  order,  the  principal  portion of any  Realized  Losses previously allocated to such Class and remaining unreimbursed;

(x)     to the Swap  Account  for  payment  to the  Swap  Counterparty,  any Swap  Termination
        Payments due to a Swap Counterparty Trigger Event;

(xi)    to the  Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash Flow remaining  after  the  foregoing  distributions,  the sum of (I)  Accrued  Certificate
        Interest thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for  any  Distribution  Date after the  Certificate
        Principal  Balance of each Class of  Class A  Certificates,  Class M  Certificates and
        Class B Certificates has been reduced to zero, the  Overcollateralization  Amount, (B)
        from prepayment charges on deposit in the Certificate  Account, any prepayment charges received on the Mortgage Loans during the related  Prepayment  Period and (C) from the
        Swap Payments,  if any, the amount of such Swap Payments remaining after the foregoing distributions; and

(xii)   to the Holders of the Class R-III  Certificates,  the  balance,  if any, of the Excess
        Cash Flow.

(d)     Notwithstanding  the  foregoing  clause (c),  upon the  reduction  of the  Certificate
Principal  Balance  of a  Class of  Class A  Certificates,  Class M  Certificates  or  Class B
Certificates   to  zero,  such  Class of   Certificates   will  not  be  entitled  to  further
distributions pursuant to Section 4.02.

(e)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder  thereof,  and the Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its  Depository  Participants  in  accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage firm (a "brokerage firm" or "indirect  participating firm") for which it acts as agent.  Each  brokerage  firm  shall be  responsible  for  disbursing  funds to the
Certificate Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the
Depositor or the Master  Servicer shall have any  responsibility  therefor except as otherwise provided by this Agreement or applicable law.

(f)     Except as otherwise provided in Section 9.01,  if the Master Servicer anticipates that a final  distribution  with  respect  to any  Class of  Certificates  will be made on a future
Distribution  Date,  the Master  Servicer  shall,  no later than  40 days  prior to such final distribution,  notify the  Trustee and the Trustee  shall,  not earlier  than the 15th day and not  later  than  the  25th  day  of  the  month  next  preceding  the  month  of  such  final distribution,  distribute,  or  cause  to be  distributed,  to each  Holder  of such  Class of
Certificates  a notice  to the  effect  that:  (i) the  Trustee  anticipates  that  the  final distribution  with respect to such  Class of  Certificates  will be made on such  Distribution
Date but only upon  presentation  and  surrender  of such  Certificates  at the  office of the
Trustee  or as  otherwise  specified  therein,  and  (ii) no  interest  shall  accrue  on such
Certificates  from  and  after  the  end of the  prior  calendar  month.  In  the  event  that
Certificateholders  required to surrender their  Certificates  pursuant to  Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the  Trustee  shall cause funds distributable  with respect to such Certificates to be withdrawn from the Certificate  Account and  credited  to a separate  escrow  account for the  benefit of such  Certificateholders  as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders;  Statements to Rating Agencies; Exchange Act
                      Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each  Distribution  Date the Master  Servicer  shall forward to the Trustee and the
Credit  Risk  Manager  and the  Trustee  shall  forward by mail or  otherwise  make  available electronically on its website (which may be obtained by any  Certificateholder  by telephoning the Trustee at (800)  934-6802)  to each Holder and the  Depositor a statement  setting  forth the  following  information  as to each  Class of  Certificates,  in each  case to the  extent applicable:

(i)     the applicable Record Date,  Determination Date and Distribution Date, and the date on which the applicable Interest Accrual Period commenced;

(ii)    the  aggregate  amount of  payments  received  with  respect  to the  Mortgage  Loans, including prepayment amounts;

(iii)   the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
        Subservicer;

(iv)    the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party receiving such fees or expenses;

(v)     (A)           the amount of such distribution to the  Certificateholders of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (B) the aggregate amount included therein representing Principal Prepayments;

(vi)    the amount of such distribution to Holders of such Class of Certificates  allocable to interest (including amounts payable as a portion of the Excess Cash Flow);

(vii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(viii)  the Certificate Principal Balance of each Class of the Certificates,  before and after giving  effect  to the  amounts  distributed  on such  Distribution  Date,  separately identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(ix)    the  Certificate  Principal  Balance of each Class of Class A  Certificates  as of the
        Closing Date;

(x)     the  Certificate  Principal  Balance of each Class of Class M  Certificates  as of the
        Closing Date;

(xi)    the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the  distribution  of principal on such  Distribution  Date and the number of Mortgage
        Loans at the beginning and end of the related Due Period;

(xii)   on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the number and Stated  Principal  Balances  of  Mortgage  Loans  that are  Delinquent  (1)
        30-59 days,  (2)  60-89 days  and  (3) 90 or  more days  and  the  number  and  Stated
        Principal  Balance  of  Mortgage  Loans  that are in  foreclosure,  (B) the number and
        Stated  Principal  Balances of the Mortgage Loans in the aggregate that are Reportable
        Modified  Mortgage Loans that are in foreclosure  and are REO Property,  indicating in each case capitalized  Mortgage Loans,  other Servicing  Modifications and totals, and
        (C) for all  Reportable  Modified  Mortgage  Loans,  the number  and Stated  Principal
        Balances  of the  Mortgage  Loans in the  aggregate  that  have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(xiii)  the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04  and the amount of all Advances that have been  reimbursed  during the related Due Period;

(xiv)   any material  modifications,  extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

(xv)    any material breaches of Mortgage Loan  representations  or warranties or covenants in the Agreement;

(xvi)   the  number,  aggregate  principal  balance  and Stated  Principal  Balance of any REO
        Properties with respect to the Mortgage Loans;

(xvii)  the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
        Date;

(xviii) the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans for such
        Distribution  Date and the  aggregate  amount of Realized  Losses with  respect to the
        Mortgage Loans incurred since the Cut-off Date;

(xix)   the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

(xx)    the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxi)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount
        following such Distribution Date;

(xxii)  the number and  Stated  Principal  Balance of the  Mortgage  Loans  repurchased  under
        Section 4.07;

(xxiii) the  aggregate  amount  of any  recoveries  with  respect  to the  Mortgage  Loans  on previously foreclosed loans from Residential Funding;

(xxiv)  the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

(xxv)   the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xxvi)  the amount of any Net Swap Payment payable to the Trustee on behalf of the Trust,  any
        Net Swap  Payment  payable  to the Swap  Counterparty,  any Swap  Termination  Payment
        payable  to the  Trustee  on  behalf of the  Trust  and any Swap  Termination  Payment payable to the Swap Counterparty; and

(xxvii) the occurrence of the Stepdown Date.

        In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts  shall be expressed as a dollar  amount per  Certificate  with a $1,000  denomination.
In addition  to the  statement  provided to the Trustee as set forth in this  Section 4.03(a), the Master  Servicer  shall  provide to any manager of a trust fund  consisting of some or all of the Certificates,  upon reasonable  request,  such additional  information as is reasonably obtainable by the Master Servicer at no additional  expense to the Master  Servicer.  Also, at the request of a Rating Agency,  the Master  Servicer shall provide the  information  relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached  hereto as
Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information  more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R  Certificate,  the Master  Servicer shall prepare,  or cause to be prepared,  and shall forward, or cause to be forwarded,  to each Person who at any time  during  the  calendar  year  was the  Holder  of a  Certificate,  other  than a  Class R
Certificate,  a statement  containing  the  information  set forth in clauses  (iv) and (v) of subsection (a) above  aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such  obligation of the Master  Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a  reasonable  period of time after the it receives a written  request from any
Holder of a Class R  Certificate,  the Master Servicer shall prepare, or cause to be prepared, and shall  forward,  or cause to be  forwarded,  to each  Person  who at any time  during  the calendar year was the Holder of a Class R  Certificate,  a statement containing the applicable distribution  information provided pursuant to this Section 4.03  aggregated for such calendar year or  applicable  portion  thereof  during  which  such  Person was the Holder of a Class R
Certificate.  Such  obligation of the Master  Servicer  shall be deemed to have been satisfied to the extent  that  substantially  comparable  information  shall be  provided  by the Master
Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any  Certificateholder,  the Master  Servicer,  as soon as reasonably practicable,  shall provide the requesting  Certificateholder with such information as is necessary and appropriate,  in the Master  Servicer's sole  discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master  Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust
Fund,  sign and cause to be filed with the  Commission  any  periodic  reports  required to be filed  under  the  provisions  of the  Exchange  Act,  and the rules  and  regulations  of the
Commission  thereunder,  including  without  limitation,  reports on Form 10-K,  Form 10-D and
Form 8-K.  In  connection  with the  preparation  and  filing of such  periodic  reports,  the
Trustee  shall  timely  provide to the Master  Servicer  (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each  calendar  year,  (II) copies of all pleadings,  other legal  process and any other  documents  relating to any claims,  charges or complaints  involving the Trustee,  as trustee hereunder,  or the Trust Fund that are received by a  Responsible  Officer of the  Trustee,  (III) notice of all matters  that,  to the actual knowledge  of a  Responsible  Officer of the  Trustee,  have been  submitted  to a vote of the
Certificateholders,  other  than  those  matters  that  have been  submitted  to a vote of the
Certificateholders  at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant  to this  Agreement.  Neither  the Master  Servicer  nor the  Trustee  shall have any liability  with  respect to the Master  Servicer's  failure to  properly  prepare or file such periodic reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own negligence or willful misconduct.

(f)     Any Form 10-K filed with the  Commission in connection  with this  Section 4.03  shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification,  signed by the senior officer in charge of the servicing functions of the Master Servicer,  in the form attached as Exhibit T-1 hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in
        compliance  with Rules 13a-14 and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)    A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable  servicing criteria set forth in relevant  Commission  regulations with respect to  mortgage-backed  securities  transactions  taken as a whole involving the Master  Servicer  that are backed by the same types of assets as those backing the certificates,  as well as similar  reports on assessment  of compliance  received from other  parties  participating  in the  servicing  function  as  required  by  relevant
        Commission  regulations,  as described in Item  1122(a) of  Regulation AB.  The Master
        Servicer shall obtain from all other parties  participating in the servicing  function any required assessments.

(iii)   With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that  attests to, and reports on, the  assessment made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K  Certification,  the Trustee shall provide the Master
Servicer with a back-up  certification  substantially  in the form attached  hereto as Exhibit
T-2.

(h)     This  Section 4.03  may be amended  in  accordance  with this  Agreement  without  the consent of the Certificateholders.

(i)     The  Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports filed with the  Commission  by or on behalf of the  Depositor  under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.  Distribution  of Reports to the  Trustee  and the  Depositor;  Advances by the
                      Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each  Determination
Date,  the  Master  Servicer  shall  furnish a written  statement  (which may be in a mutually agreeable  electronic  format)  to the  Trustee,  any  Paying  Agent  and the  Depositor  (the
information  in such  statement  to be made  available  to  Certificateholders  by the  Master
Servicer  on  request)  (provided  that the  Master  Servicer  shall use its best  efforts  to deliver  such  written  statement  not later  than  12:00  p.m.  New York  time on the  second
Business Day prior to the  Distribution  Date) setting  forth (i) the  Available  Distribution
Amount,  (ii) the amounts  required to be withdrawn  from the Custodial  Account and deposited into the Certificate  Account on the immediately  succeeding  Certificate Account Deposit Date pursuant  to  clause  (iii) of  Section 4.01(a),  (iii)  the  amount  of  Prepayment  Interest
Shortfalls  and  Basis  Risk  Shortfalls  and  (iv) the  Swap  Payments,   if  any,  for  such
Distribution  Date. The  determination  by the Master  Servicer of such amounts shall,  in the absence of obvious error,  be  presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any  independent  check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master Servicer shall either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds, or funds received therefor from the  Subservicers,  an amount equal to the
Advances  to be made by the  Master  Servicer  in respect of the  related  Distribution  Date, which  shall  be in an  aggregate  amount  equal  to the sum of (A) the  aggregate  amount  of
Monthly  Payments other than Balloon  Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net  Mortgage  Rate),  less the amount of any related  Servicing
Modifications,  Debt Service Reductions or Relief Act Shortfalls,  on the Outstanding Mortgage
Loans as of the related Due Date in the related Due Period,  which  Monthly  Payments were due during the related  Due Period and not  received as of the close of business as of the related
Determination  Date;  provided that no Advance  shall be made if it would be a  Nonrecoverable
Advance  and (B) with  respect to each  Balloon  Loan  delinquent  in  respect of its  Balloon
Payment as of the close of business  on the related  Determination  Date,  an amount  equal to the assumed Monthly Payment (with each interest  portion thereof  adjusted to a per annum rate equal to the Net  Mortgage  Rate) that would  have been due on the  related  Due Date based on the  original  amortization  schedule for such Balloon Loan until such Balloon Loan is finally liquidated,  over any payments of interest or principal  (with each interest  portion  thereof adjusted  to a per annum  rate  equal to the Net  Mortgage  Rate)  received  from the  related
Mortgagor as of the close of business on the related  Determination  Date and allocable to the
Due Date  during the  related  Due Period for each month  until such  Balloon  Loan is finally liquidated,  (ii) withdraw  from amounts on deposit in the Custodial  Account and remit to the
Trustee  for  deposit in the  Certificate  Account  all or a portion  of the  Amount  Held for
Future  Distribution  in discharge of any such Advance,  or (iii) make advances in the form of any combination of clauses (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account  on or before  11:00 A.M.  New York time on any future
Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the  Custodial  Account for deposit in the  Certificate  Account on such
Certificate  Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b)  that has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the
Master  Servicer  pursuant to this  Section 4.04.  The  determination  by the Master  Servicer that it has  made a  Nonrecoverable  Advance  or that any  proposed  Advance,  if made,  would constitute  a  Nonrecoverable  Advance,  shall be evidenced  by a  certificate  of a Servicing
Officer  delivered to the  Depositor  and the Trustee.  In the event that the Master  Servicer determines  as of the Business Day  preceding  any  Certificate  Account  Deposit Date that it will be unable to deposit in the Certificate  Account an amount equal to the Advance  required to be made for the  immediately  succeeding  Distribution  Date,  it shall give  notice to the
Trustee of its  inability to advance  (such notice may be given by  telecopy),  not later than
3:00 P.M.,  New York time, on such Business  Day,  specifying  the portion of such amount that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time,  on the  Certificate
Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the
Trustee  shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the  Advance  as to which the Master  Servicer  shall have  given  notice  pursuant  to the
preceding  sentence,   pursuant  to  Section 7.01,   (a)  terminate  all  of  the  rights  and
obligations of the Master  Servicer under this Agreement in accordance with  Section 7.01  and
(b) assume  the rights  and  obligations  of the  Master  Servicer  hereunder,  including  the obligation  to  deposit in the  Certificate  Account an amount  equal to the  Advance  for the immediately  succeeding  Distribution  Date.  The Trustee  shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized   Losses,   if  any,  that  resulted   from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction,  Deficient  Valuation or REO Disposition that occurred during  the  related  Prepayment  Period  or,  in the case of a  Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the  interest  portion of the Monthly  Payment due in the month in which such  Distribution
Date  occurs.   The  amount  of  each  Realized  Loss  shall  be  evidenced  by  an  Officers'
Certificate.

(b)     All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)     first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)    second, in reduction of the  Overcollateralization  Amount, until such amount has been reduced to zero;

(iii)   third, to the Class B Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iv)    fourth,  to the Class M-10  Certificates,  until the aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(v)     fifth,  to the  Class M-9  Certificates,  until the  aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(vi)    sixth,  to the  Class M-8  Certificates,  until the  aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(vii)   seventh,  to the Class M-7  Certificates,  until the aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(viii)  eighth,  to the  Class M-6  Certificates,  until the aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(ix)    ninth,  to the  Class M-5  Certificates,  until the  aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(x)     tenth,  to the  Class M-4  Certificates,  until the  aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(xi)    eleventh,  to the Class M-3  Certificates,  until the aggregate  Certificate Principal
                      Balance thereof has been reduced to zero;

(xii)   twelfth,  to the Class M-2  Certificates,  until the aggregate  Certificate  Principal
                      Balance thereof has been reduced to zero;

(xiii)  thirteenth,  to the Class M-1 Certificates,  until the aggregate Certificate Principal
                      Balance thereof has been reduced to zero; and

(xiv)   thirteenth,  to the Class A-1,  Class A-2,  Class A-3 and Class A-4  Certificates on a
                      pro rata basis,  based on their then outstanding  Certificate  Principal
                      Balances  prior to  giving  effect to  distributions  to be made on such
                      Distribution Date, until the aggregate  Certificate Principal Balance of each such Class has been reduced to zero.

(c)     An  allocation  of a Realized  Loss on a "pro rata basis" among two or more  specified
Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so  specified,  to each such  Class of  Certificates  on the basis of their  then  outstanding
Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such
Distribution  Date in the case of the  principal  portion of a  Realized  Loss or based on the
Accrued  Certificate  Interest  thereon  payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss.  Any  allocation of the  principal  portion of Realized
Losses  (other  than  Debt  Service   Reductions)   to  the  Class A   Certificates,   Class M
Certificates  or Class B  Certificates  shall be made by reducing  the  Certificate  Principal
Balance  thereof  by the  amount  so  allocated,  which  allocation  shall be  deemed  to have occurred  on such  Distribution  Date;  provided,  that no such  reduction  shall  reduce  the aggregate  Certificate  Principal  Balance  of the  Certificates  below the  aggregate  Stated
Principal  Balance of the Mortgage  Loans.  Allocations  of the interest  portions of Realized
Losses  (other than any  interest  rate  reduction  resulting  from a Servicing  Modification)
shall be made by  operation  of the  definition  of "Accrued  Certificate  Interest"  for each
Class for  such  Distribution  Date.  Allocations  of the interest  portion of a Realized Loss resulting from an interest rate reduction in connection  with a Servicing  Modification  shall be made by operation of the priority of payment  provisions  of  Section 4.02(c).  Allocations of the  principal  portion  of Debt  Service  Reductions  shall  be made by  operation  of the priority of payment  provisions of  Section 4.02(c).  All Realized Losses and all other losses allocated to a Class of  Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)     All  Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution
Date to the REMIC I Regular  Interests and the REMIC II  Regular  Interests as provided in the definition of REMIC I Realized Losses and REMIC II Realized Losses, respectively.

(e)     Realized Losses allocated to the Excess Cash Flow or the Overcollateralization  Amount
pursuant  to  paragraphs  (a),  (b)  or  (c)  of  this  Section,  the  definition  of  Accrued
Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed  allocated to the
Class SB  Certificates.  Realized Losses allocated to the Class SB  Certificates shall, to the extent such Realized Losses  represent  Realized Losses on an interest  portion,  be allocated to the REMIC III  Regular  Interest SB-IO.  Realized Losses  allocated to the Excess Cash Flow pursuant  to  paragraph  (b) of this  Section shall  be deemed to reduce  Accrued  Certificate
Interest  on  the  REMIC III  Regular  Interest  SB-IO.   Realized  Losses  allocated  to  the
Overcollateralization  Amount pursuant to paragraph (b) of this  Section shall be deemed first to reduce the principal  balance of the REMIC III  Regular Interest SB-PO until such principal balance shall have been reduced to zero and thereafter to reduce  accrued and unpaid  interest on the REMIC III Regular Interest SB-IO.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interest  received  in a trade  or  business,  the  reports  of foreclosures  and  abandonments  of any  Mortgaged  Property  and  the  informational  returns relating to  cancellation  of  indebtedness  income  with  respect to any  Mortgaged  Property required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee  an  Officers'  Certificate  on or before  March 31 of each year,  beginning  with the first  March 31 that  occurs at least six months  after the Cut-off  Date,  stating  that such reports have been filed.  Such reports shall be in form and  substance  sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage  Loan which is  delinquent in payment by 90 days or more,
(i) the  Holder of the Class SB  Certificate  may,  at its  option,  upon  twenty  days  prior written  notice to the Master  Servicer,  purchase  such Mortgage Loan from the Trustee at the
Purchase  Price  therefore,  except  that  in no  event  shall  the  Holder  of the  Class  SB
Certificate  purchase such Mortgage Loan where the aggregate  value of all such Mortgage Loans purchased by the Holder of the Class SB  Certificate  would be greater than three percent (3%)
of the  Certificate  Principal  Balance of any Certificate and (ii) if the Holder of the Class
SB Certificate  fails to provide notice pursuant to the immediately  preceding  sentence,  the
Master  Servicer  may,  at its option,  purchase  such  Mortgage  Loan from the Trustee at the
Purchase  Price  therefor;  provided,  that with respect to the Master  Servicer such Mortgage
Loan that becomes 90 days or more delinquent  during any given Calendar  Quarter shall only be eligible  for  purchase  pursuant to this  Section  during the period  beginning  on the first
Business Day of the  following  Calendar  Quarter,  and ending at the close of business on the second-to-last  Business Day of such following Calendar Quarter; and provided,  further,  that such Mortgage Loan is 90 days or more  delinquent  at the time of  repurchase.  Such option if not  exercised  shall not  thereafter  be  reinstated  as to any  Mortgage  Loan,  unless  the delinquency is cured and the Mortgage Loan thereafter  again becomes  delinquent in payment by
90 days or more in a subsequent Calendar Quarter.

(b)     If at any  time  the  Master  Servicer  makes a  payment  to the  Certificate  Account covering the amount of the Purchase  Price for such a Mortgage  Loan as provided in clause (a)
above, and the Master Servicer  provides to the Trustee a certification  signed by a Servicing
Officer  stating  that the  amount  of such  payment  has been  deposited  in the  Certificate
Account,  then the Trustee shall  execute the  assignment of such Mortgage Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Master  Servicer will  thereupon own such  Mortgage,  and all such security and documents,  free of any  further  obligation  to the  Trustee or the  Certificateholders  with respect thereto.

Section 4.08.  [Reserved].

Section 4.09.  [Reserved].

Section 4.10.  Swap Agreement.

(a)     On the Closing  Date,  the Trustee  shall (i)  establish  and maintain in its name, in trust for the  benefit of the  Certificateholders,  the Swap  Account and (ii) for the benefit of the Certificateholders, cause the Trust to enter into the Swap Agreement.

(b)     The Trustee  shall  deposit in the Swap Account all  payments  that are payable to the
Trust Fund under the Swap Agreement.  Net Swap Payments and Swap  Termination  Payments (other than Swap Termination  Payments  resulting from a Swap Counterparty  Trigger Event) payable by the Trust Fund to the Swap  Counterparty  pursuant  to the Swap  Agreement  shall be  excluded from the  Available  Distribution  Amount and  payable to the Swap  Counterparty  prior to any distributions  to the  Certificateholders.  On each  Distribution  Date,  such amounts will be remitted by the Trustee to the Swap  Account  for payment to the Swap  Counterparty,  first to make any Net Swap Payment owed to the Swap  Counterparty  pursuant to the Swap  Agreement  for such  Distribution  Date, and second to make any Swap  Termination  Payment (not due to a Swap
Counterparty  Trigger Event) owed to the Swap Counterparty  pursuant to the Swap Agreement for such  Distribution  Date.  For federal  income tax  purposes,  such  amounts  paid to the Swap
Account on each  Distribution  Date shall first be deemed paid to the Swap  Account in respect of REMIC III  Regular Interest IO to the extent of the amount  distributable on such REMIC III
Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the Swap  Account  in respect of the SB-AM Swap  Agreement.  Any Swap  Termination  Payment
triggered by a Swap Counterparty  Trigger Event owed to the Swap Counterparty  pursuant to the
Swap  Agreement  will  be  subordinated  to  distributions  to  the  Holders  of  the  Class A
Certificates and Class M Certificates and shall be paid as set forth under Section 4.02.

(c)     Net Swap  Payments  payable by the Swap  Counterparty  to the Trustee on behalf of the
Trust Fund  pursuant to the Swap  Agreement  shall be  deposited  by the Trustee into the Swap
Account and shall be applied  in accordance with Section 4.02.

(d)     Subject to Sections 8.01 and 8.02 hereof,  the Trustee agrees to comply with the terms of the Swap  Agreement  and to  enforce  the terms and  provisions  thereof  against  the Swap
Counterparty  at the written  direction  of the Holders of  Certificates  entitled to at least
51% of the  Voting  Rights,  or if the  Trustee  does not  receive  such  direction  from such
Certificateholders, then at the written direction of Residential Funding.

(e)     The Swap Account shall be an Eligible  Account.  Amounts held in the Swap Account from time to time shall  continue to  constitute  assets of the Trust Fund,  but not of the REMICs, until  released  from  the Swap  Account  pursuant  to this  Section 4.10.  The  Swap  Account
constitutes    an    "outside    reserve    fund"    within   the    meaning    of    Treasury
Regulation Section 1.860G-2(h)   and  is  not  an   asset   of  the   REMICs.   The   Class SB
Certificateholders  shall be the owners of the Swap  Account.  The Trustee  shall keep records that  accurately  reflect the funds on deposit in the Swap Account.  The Trustee shall, at the written  direction of the Master  Servicer,  invest  amounts on deposit in the Swap Account in
Permitted  Investments.  In the absence of written  direction  to the Trustee  from the Master
Servicer, all funds in the Swap Account shall remain uninvested.

(f)     The  Trustee  and the  Master  Servicer  shall  treat  the  holders  of each  Class of
Certificates  (other  than the  Class SB  Certificates  and  Class R  Certificates)  as having entered into a notional  principal  contract (the "SB-AM Swap  Agreement") with the holders of the Class SB  Certificates.  Pursuant to each such notional  principal  contract,  all holders of  Certificates  (other than the Class SB  Certificates  and Class R  Certificates)  shall be treated as having  agreed to pay, on each  Distribution  Date,  to the holder of the  Class SB
Certificates  an aggregate  amount equal to the excess,  if any, of (i) the amount  payable on such  Distribution  Date on the  REMIC III  Regular  Interest  corresponding  to such Class of
Certificates  over (ii) the amount payable on such Class of Certificates on such  Distribution
Date  (such  excess,  a  "Class  IO  Distribution  Amount").  In  addition,  pursuant  to such notional  principal  contract,  the holder of the  Class SB  Certificates  shall be treated as having  agreed to pay the related  Basis Risk  Shortfalls  to the holders of the  Certificates
(other than the Class SB  Certificates and Class R  Certificates) in accordance with the terms of this Agreement.  Any payments to the  Certificates  from amounts deemed received in respect of this  notional  principal  contract  shall  not be  payments  with  respect  to a  "regular interest"  in a REMIC  within the  meaning of Code  Section 860G(a)(1).  However,  any payment from the Certificates  (other than the Class SB  Certificates  and Class R  Certificates) of a
Class IO  Distribution  Amount  shall be treated for tax  purposes as having been  received by the holders of such  Certificates in respect of the REMIC III  Regular Interest  corresponding to such Class of  Certificates  and as having  been paid by such  holders to the Swap  Account pursuant to the notional  principal  contract.  Thus, each Certificate (other than the Class R
Certificates)  shall be treated as  representing  not only  ownership of regular  interests in
REMIC III,  but also ownership of an interest in, and obligations  with respect to, a notional principal contract.

(g)     Upon the  occurrence of an Early  Termination  Date,  the Trustee shall use reasonable efforts to appoint a successor swap  counterparty.  To the extent that the Trustee  receives a
Swap  Termination  Payment  from the Swap  Counterparty,  the  Trustee  shall  apply such Swap
Termination  Payment to appoint a  successor  swap  counterparty.  In the event that the trust receives  a Swap  Termination  Payment  from  the Swap  Counterparty  and a  replacement  swap agreement  or  similar  agreement  cannot be  obtained  within  30 days  after  receipt by the
Trustee  of  such  Swap  Termination  Payment,  then  the  Trustee  shall  deposit  such  Swap
Termination  Payment  into a  separate,  non  interest  bearing  account  and  will,  on  each subsequent  Distribution  Date,  withdraw  from the amount then  remaining  on deposit in such reserve  account an amount equal to the Net Swap  Payment,  if any,  that would have been paid to the Trust by the original Swap  Counterparty  calculated  in  accordance  with the terms of the original Swap  Agreement,  and deposit such amount into the Swap Account for  distribution on such  Distribution  Date  pursuant  to  Section 4.02(c).  To the  extent  that the Trust is required to pay a Swap  Termination  Payment to the Swap  Counterparty,  any  upfront  payment received from the  counterparty to a replacement  swap agreement will be used to pay such Swap
Termination  Payment prior to using any portion of the Available  Distribution Amount for such
Distribution Date.

ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The  Class A  Certificates,  Class M  Certificates,  Class B  Certificates,   Class SB
Certificates  and  Class R  Certificates  shall be  substantially  in the  forms  set forth in
Exhibits A,  B-1, B-2, C and D,  respectively,  and shall,  on original issue, be executed and delivered by the Trustee to the Certificate  Registrar for  authentication  and delivery to or upon the order of the Depositor  upon receipt by the Trustee or one or more  Custodians of the
documents  specified  in  Section 2.01.   Each  class  of  Class A  Certificates  and  Class M
Certificates  shall be issuable in minimum  dollar  denominations  of  $100,000  and  integral multiples  of $1 in excess  thereof.  The  Class B  Certificates  shall be issuable in minimum dollar  denominations  of  $250,000  and  integral  multiples  of $1 in  excess  thereof.  The
Class SB  Certificates  shall  be  issuable  in  registered,   certificated  form  in  minimum
percentage  interests  of 5.00%  and  integral  multiples  of 0.01% in  excess  thereof.  Each
Class of  Class R  Certificates  shall be issued in registered,  certificated  form in minimum percentage  interests of 20.00% and integral  multiples of 0.01% in excess thereof;  provided,
however,   that  one  Class R  Certificate  of  each  Class will  be  issuable  to  the  REMIC
Administrator as "tax matters person" pursuant to Section 10.01(c)  in a minimum  denomination representing  a  Percentage  Interest  of not  less  than  0.01%.  The  Certificates  shall be executed  by  manual  or  facsimile  signature  on  behalf  of an  authorized  officer  of the
Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals who were at any time the proper  officers  of the Trustee  shall bind the  Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication and  delivery  of  such  Certificate  or did  not  hold  such  offices  at the  date  of  such
Certificates.  No  Certificate  shall be entitled to any benefit under this  Agreement,  or be
valid  for  any  purpose,   unless  there  appears  on  such   Certificate  a  certificate  of
authentication  substantially  in the form  provided  for herein  executed by the  Certificate
Registrar by manual  signature,  and such certificate upon any Certificate shall be conclusive evidence,  and the only  evidence,  that  such  Certificate  has been duly  authenticated  and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)     (i)    The Class A  Certificates,  Class M Certificates and Class B Certificates shall initially be issued as one or more  Certificates  registered in the name of the  Depository or its nominee and,  except as provided  below,  registration  of such  Certificates,  may not be
transferred  by  the  Trustee  except  to  another   Depository   that  agrees  to  hold  such
Certificates  for the respective  Certificate  Owners with Ownership  Interests  therein.  The
Certificate  Owners  shall hold their  respective  Ownership  Interests in and to each Class A
Certificate,  Class M  Certificate and, to the extent applicable,  Class B Certificate through the  book-entry  facilities of the  Depository  and,  except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of such  Ownership  Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the Book-Entry  Certificates
shall be made in accordance with the procedures  established by the Depository  Participant or brokerage  firm  representing  such  Certificate  Owner.  Each  Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates  of Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent  in  accordance  with the
Depository's  normal  procedures.  The Class B Certificates  sold to Non-United States Persons in off-shore  transactions in reliance on Regulation S (i) during the Distribution  Compliance
Period,  shall be represented by a global  certificate in definitive,  fully  registered  form without interest coupons (the "Temporary  Regulation S Class B Certificates"),  (ii) after the
Distribution  Compliance  Period,  shall be represented by a global certificate in definitive, fully  registered  form  without  interest  coupons  (the  "Permanent  Regulation  S  Class  B
Certificates")  or (iii) at any time,  shall be  represented  by a  certificated  security  in definitive,  fully registered form (the  "Regulation S Definitive  Class B Certificate").  The
Regulation S Global Class B Certificate  shall be deposited on behalf of the  subscribers  for the  Class B  Certificates  represented  thereby  with  the  Trustee  as  custodian  for,  and registered  in the name of a  nominee  of,  the  Depository  for the  respective  accounts  of
Euroclear and  Clearstream.  The aggregate  principal  amount of the Regulation S Global Class
B  Certificate  may from time to time be increased or  decreased  by  adjustments  made on the records of the Trustee or the  Depository or its nominee,  as the case may be, as  hereinafter provided.  The  Class B  Certificates  initially  sold  to  United  States  Persons  that  are
Accredited  Investors shall each be issued  initially in definitive  form (a "Definitive  U.S.
Class B Certificate").  The Class B Certificates  initially sold to United States Persons that are  Qualified  Institutional  Buyers shall be shall be  represented  by a global  security in definitive,  fully  registered  form (the  "Rule 144A Class B  Certificate"),  which  shall be deposited on behalf of the subscribers for the Class B  Certificates  represented thereby with the Trustee as custodian  for, and  registered in the name of a nominee of, the  Depository or in the form of a Definitive U.S Class B  Certificate.  The aggregate  principal  amount of the
Rule 144A Global  Class B  Certificates  may from time to time be  increased  or  decreased by adjustments  made on the records of the Trustee or the Depository or its nominee,  as the case may be, as hereinafter provided.

(ii)    The Trustee,  the Master  Servicer and the Depositor  may for all purposes  (including the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the authorized  representative  of the  Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for purposes of exercising the rights of
Certificateholders   hereunder.   The  rights  of  Certificate  Owners  with  respect  to  the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the  Depository as Holder of any Class of  Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

(iii)   If with  respect to any  Book-Entry  Certificate  (i)(A)  the  Depositor  advises  the
Trustee in writing  that the  Depository  is no longer  willing or able to properly  discharge its  responsibilities  as Depository with respect to such  Book-Entry  Certificate and (B) the
Depositor is unable to locate a qualified  successor,  or (ii) (A) the Depositor at its option advises the Trustee in writing  that it elects to  terminate  the  book-entry  system for such
Book-Entry  Certificate  through  the  Depository  and (B) upon  receipt  of  notice  from the
Depository  of  the  Depositor's   election  to  terminate  the  book-entry  system  for  such
Book-Entry  Certificate,  the Depository  Participants  holding  beneficial  interests in such
Book-Entry  Certificates  agree to initiate  such  termination,  the Trustee  shall notify all
Certificate Owners of such Book-Entry Certificate,  through the Depository,  of the occurrence of any such event and of the  availability of Definitive  Certificates  to Certificate  Owners
requesting  the same.  Upon  surrender to the Trustee of the  Book-Entry  Certificates  by the
Depository,  accompanied by registration  instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

(iv)    In addition,  if an Event of Default has occurred and is continuing,  each Certificate
Owner  materially   adversely  affected  thereby  may  at  its  option  request  a  Definitive
Certificate  evidencing such Certificate  Owner's Percentage  Interest in the related Class of
Certificates.  In order to make such request,  such  Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository  or the related  Depository
Participant  with directions for the  Certificate  Registrar to exchange or cause the exchange of  the  Certificate  Owner's  interest  in  such  Class of  Certificates  for  an  equivalent
Percentage  Interest in fully  registered  definitive  form.  Upon receipt by the  Certificate
Registrar of instructions  from the Depository  directing the Certificate  Registrar to effect such exchange (such instructions to contain  information  regarding the Class of  Certificates and the Certificate Principal Balance being exchanged,  the Depository  Participant account to be debited with the  decrease,  the  registered  holder of and delivery  instructions  for the
Definitive  Certificate,  and any other  information  reasonably  required by the  Certificate
Registrar),  (i) the  Certificate  Registrar  shall  instruct  the  Depository  to reduce  the related Depository  Participant's  account by the aggregate  Certificate  Principal Balance of the  Definitive  Certificate,  (ii) the Trustee  shall execute and the  Certificate  Registrar
shall   authenticate   and  deliver,   in  accordance  with  the   registration  and  delivery
instructions   provided  by  the  Depository,   a  Definitive   Certificate   evidencing  such
Certificate  Owner's Percentage  Interest in such Class of  Certificates and (iii) the Trustee shall execute and the Certificate  Registrar shall  authenticate a new Book-Entry  Certificate reflecting  the  reduction in the  aggregate  Certificate  Principal  Balance of such Class of
Certificates by the amount of the Definitive Certificates.

(v)     Class B  Certificates  initially  sold  to  Non-United  States  Persons  in  "offshore transactions"  (within  the  meaning  of  Regulation  S)  will  be  represented  by  Temporary
Regulation  S Global  Class B  Certificates.  The  Trustee  shall  hold such  Certificates  on behalf of the subscribers  for such  Certificates  for the Depository,  registered in the name of a nominee of the Depository for the accounts of each of the Clearance  Systems,  for credit by the Clearance  Systems to the  respective  accounts  designated by the  subscribers of such
Certificates  (or to  such  other  accounts  as they  may  direct)  at  each of the  Clearance
Systems.  The  Temporary  Regulation S Global  Class B  Certificates  shall be  exchanged  for interests in the Permanent Regulation S Global Class B Certificates as set forth below.

               Upon the termination of the Distribution  Compliance  Period, the Trustee shall cause each  Temporary  Regulation S Class B Certificate  to be exchanged,  in whole or in part from  time to time,  for a  Permanent  Regulation  S Global  Class B  Certificate  in an equal
aggregate   principal   amount;   provided  that  (i)  the  Trustee   receives  a  certificate
substantially  in the  form set  forth  in  Exhibit  W  attached  hereto,  and  signed  by the respective  Clearance System as to the portions of each Temporary  Regulation S Global Class B
Certificate held for the respective  accounts of such Clearance  System,  that it has received from each  beneficial  owner of the  portion of each  Temporary  Regulation  S Global  Class B
Certificate  then to be  exchanged,  written  certification  substantially  to the  effect set forth in Exhibit V attached  hereto,  with such  changes  therein as shall be  approved by the
Issuer and (ii) the Trustee and any Paying  Agent do not have a United  States  address as the address for payment to any  beneficial  owner of the  Permanent  Regulation  S Global  Class B
Certificate  issuable  upon such  exchange.  Notwithstanding  the  foregoing,  in the event of redemption in whole or  acceleration  of all or any part of the Class B Certificates  prior to the  termination of the  Distribution  Compliance  Period,  the Permanent  Regulation S Global
Class B  Certificates  will not be issuable in respect of the  Temporary  Regulation  S Global
Class B Certificates or portion  thereof,  and payment thereon will be made as provided in the
Temporary Regulation S Global Class B Certificates.

(vi)    None of the  Depositor,  the Master  Servicer or the  Trustee  shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation,  any delay in delivery of any instructions  required under this  Section 5.01 and may conclusively  rely on, and shall be  protected  in relying on, such  instructions.  Upon the  issuance of  Definitive
Certificates,  the  Trustee  and the  Master  Servicer  shall  recognize  the  Holders  of the
Definitive Certificates as Certificateholders hereunder.

(c)     Each of the  Certificates is intended to be a "security"  governed by Article 8 of the
Uniform  Commercial  Code as in  effect  in the  State of New York  and any  other  applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in accordance  with the provisions of  Section 8.12  a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of registering  Certificates  and transfers and exchanges of Certificates as herein  provided.
The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with a
certified  list  of   Certificateholders   as  of  each  Record  Date  prior  to  the  related
Determination Date.

(b)     Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class SB  Certificate or Class R  Certificate,  upon satisfaction of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in  the  name  of  the  designated  transferee  or  transferees,  one  or  more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)     At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate  Percentage  Interest, upon  surrender of the  Certificates  to be  exchanged at any such office or agency.  Whenever any  Certificates  are  so  surrendered  for  exchange  the  Trustee  shall  execute  and  the
Certificate  Registrar shall  authenticate  and deliver the  Certificates of such  Class which
the  Certificateholder   making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     (i)    No  transfer,  sale,  pledge or other  disposition  of a  Class B  Certificate,
Class SB  Certificate or Class R Certificate shall be made unless such transfer,  sale, pledge or other  disposition is exempt from the registration  requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws.

(ii)    Except as otherwise provided in this Section 5.02(d),  in the event that a transfer of a Definitive Class B Certificate,  Class SB  Certificate or Class R Certificate is to be made,
(i) unless the Depositor  directs the Trustee  otherwise,  the Trustee shall require a written
Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such  transfer  may be made  pursuant  to an  exemption,  describing  the applicable  exemption  and the  basis  therefor,  from  said  Act and  laws or is  being  made pursuant  to said Act and laws,  which  Opinion  of  Counsel  shall not be an  expense  of the
Trustee,  the Trust Fund,  the  Depositor or the Master  Servicer,  and (ii) the Trustee shall require  the  transferee  to execute a  representation  letter,  substantially  in the form of
Exhibit I  hereto,  and the Trustee shall require the  transferor to execute a  representation letter,  substantially  in the form of Exhibit J  hereto,  each  acceptable to and in form and substance  satisfactory  to the Depositor and the Trustee  certifying to the Depositor and the
Trustee the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the  Trustee,  the Trust Fund,  the  Depositor or the Master  Servicer.  In lieu of the  requirements  set forth in the  preceding  sentence,  Class SB  Certificates  or  Class R
Certificates  may  be  made  in  accordance  with  this  Section 5.02(d)  if  the  prospective transferee  of such a  Certificate  provides  the  Trustee  and the  Master  Servicer  with an investment letter  substantially in the form of Exhibit N-1  attached hereto, which investment letter shall not be an expense of the Trustee,  the  Depositor,  or the Master  Servicer,  and
which investment  letter states that,  among other things,  such transferee (i) is a Qualified
Institutional  Buyer,  acting  for  its  own  account  or  the  accounts  of  other  Qualified
Institutional  Buyer,  and (ii) is aware that the proposed  transferor  intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A.

(iii)   No transfer,  sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer is made in accordance with the following provisions:

(A)     Rule 144A Global Class B Certificate  or Definitive  Class B Certificate  to Permanent
Regulation  S Global  Class B  Certificate.  If the owner of a  beneficial  interest in a Rule
144A Global Class B Certificate  deposited  with the  Depository or the Holder of a Definitive
Class B Certificate  after the Distribution  Compliance  Period wishes at any time to exchange its interest in the Rule 144A Global Class B  Certificate  or  Definitive  Class B Certificate
for an interest in the  corresponding  Permanent  Regulation S Global Class B Certificate,  or
to transfer its interest in the Rule 144A Global Class B  Certificate  or  Definitive  Class B
Certificate  to a person who wishes to take  delivery  of it in the form of an interest in the corresponding  Permanent  Regulation  S Global Class B  Certificate,  such owner or Holder may exchange or transfer the interest for an equivalent  beneficial  interest in the corresponding
Permanent  Regulation  S Global  Class B  Certificate  (subject,  in the case of the Rule 144A
Global  Class B  Certificate,  to  Applicable  Procedures)  if such owner or Holder  after the exchange or proposed  transferee  after the  transfer is not a United  States  Person.  In the case of the  transfer  of (x) a Rule  144A  Global  Class B  Certificate,  the  Trustee  shall instruct  the  Depository  to reduce  the  principal  amount of the Rule 144A  Global  Class B
Certificate  and to increase the principal  amount of the Permanent  Regulation S Global Class
B Certificate by the aggregate  principal  amount of the beneficial  interest in the Rule 144A
Global Class B Certificate  to be exchanged  (but such exchange shall not be for less than the minimum  denomination  applicable  to  such  Class  B  Certificates)  and  to  credit  to  the securities  account of the person specified in the  instructions a beneficial  interest in the corresponding  Regulation  S  Global  Class  B  Certificate  equal  to  the  reduction  in the principal  amount of the Rule 144A Global Class B  Certificate  and (y) a  Definitive  Class B
Certificate,  the Trustee will exchange  such  Definitive  Class B Certificate  (and note such cancellation  or  reduction  in the  Certificate  Register)  for the  remaining  untransferred principal amount of or cancel,  as applicable,  such Definitive  Class B Certificate,  and the
Trustee shall  instruct the  Depository to (1) increase the principal  amount of the Permanent
Regulation S Global Class B Certificate  by the aggregate  principal  amount of the Definitive
Class B Certificate to be exchanged,  and (2) credit to the  securities  account of the person specified in the instructions a beneficial  interest in the corresponding  Regulation S Global
Class B Certificate  equal to the  reduction or  cancellation  in the principal  amount of the
Definitive  Class B  Certificate,  in each case upon receipt by the Trustee of a (i) a written order in  accordance  with the  Applicable  Procedures  containing  information  regarding the
Euroclear  or  Clearstream  account  to  be  credited  with  the  increase  in  the  Permanent
Regulation S Global Class B Certificate  and the name of such account,  (ii) a certificate  in the form of  Exhibit  N-3  given by the  transferor,  and (iii) a  certificate  in the form of
Exhibit N-4 given by the proposed transferee.

(B)     Rule 144A Global Class B Certificate  or Definitive  Class B Certificate  to Temporary
Regulation  S Global  Class B  Certificate.  If the owner of a  beneficial  interest in a Rule
144A Global Class B  Certificate  deposited  with the  Depository  or a Holder of a Definitive
Class B Certificate  during the Distribution  Compliance Period wishes at any time to exchange its interest in the Rule 144A Global Class B  Certificate  or  Definitive  Class B Certificate
during the  Distribution  Compliance  Period for an  interest in the  corresponding  Temporary
Regulation S Global Class B  Certificate,  or to transfer its interest in the Rule 144A Global
Class B  Certificate  or  Definitive  Class B  Certificate  to a  person  who  wishes  to take delivery of it in the form of an interest in the corresponding  Temporary  Regulation S Global
Class B  Certificate,  the owner or Holder  may  exchange  or  transfer  the  interest  for an equivalent  beneficial  interest in the corresponding  Regulation S Global Class B Certificate
(subject,  in the case of the Rule 144A Global Class B Certificate,  to Applicable  Procedures
if the owner or Holder  after the exchange or the  proposed  transferee  after the transfer is not a United  States  Person.  In the case of the  transfer of (x) a Rule 144A Global  Class B
Certificate,  the Trustee shall instruct the Depository to reduce the principal  amount of the
Rule 144A Global Class B  Certificate  and to increase the  principal  amount of the Temporary
Regulation S Global Class B Certificate  by the aggregate  principal  amount of the beneficial interest  in the Rule 144A Global  Class B  Certificate  to be  exchanged  (but such  exchange shall not be for less than the minimum  denomination  applicable to such Class B Certificates)
and to  credit to the  securities  account  of the  person  specified  in the  instructions  a beneficial  interest in the  corresponding  Regulation S Global Class B  Certificate  equal to the  reduction in the principal  amount of the Rule 144A Global Class B Certificate  and (y) a
Definitive   Class  B  Certificate,   the  Trustee  will  exchange  such  Definitive  Class  B
Certificate  (and note such  cancellation  or reduction in the  Certificate  Register) for the remaining  untransferred  principal amount of or cancel, as applicable,  such Definitive Class
B  Certificate,  and the Trustee  shall  instruct the  Depository  to increase  the  principal amount of the  Temporary  Regulation S Global Class B Certificate  by the aggregate  principal amount  of  the  Definitive  Class  B  Certificate  to be  exchanged,  and  to  credit  to the securities  account of the person specified in the  instructions a beneficial  interest in the corresponding  Temporary  Regulation S Global Class B  Certificate  equal to the  reduction or cancellation  in the principal  amount of the  Definitive  Class B  Certificate,  in each case upon  receipt  by the  Trustee  of a (i) a written  order in  accordance  with the  Applicable
Procedures  containing  information  regarding  the  Euroclear  or  Clearstream  account to be credited  with the increase in the Temporary  Regulation S Global Class B Certificate  and the
name of such  account,  (ii) a  certificate  in the form of N-3 given by the  transferor,  and
(iii)  a  certificate  in  the  form  of  Exhibit  N-4  given  by  the  proposed   transferee.
Notwithstanding  anything  else  in  this  Section  5.02(d)(iii)(B),  prior  to the end of the
Distribution  Compliance  Period, a Rule 144A Global Class B Certificate or Definitive Class B
Certificate  may only be exchanged or  transferred  for an equivalent  beneficial  interest in the corresponding Temporary Regulation S Class B Global Certificate.

(C)     Regulation S Global Class B  Certificate  or Definitive  Class B  Certificate  to Rule
144A Global  Class B  Certificate.  If the owner of a  beneficial  interest in a  Regulation S
Global Class B Certificate  or the Holder of a Definitive  Class B  Certificate  wishes at any time to exchange its interest in the  Regulation S Global Class B  Certificate  or  Definitive
Class  B  Certificate  for  an  interest  in  the  corresponding  Rule  144A  Global  Class  B
Certificate  or to transfer its interest in the  Regulation  S Global Class B  Certificate  or
Definitive  Class B  Certificate  to a person who wishes to take delivery of it in the form of an interest in the  corresponding  Rule 144A Global Class B  Certificate,  the owner or Holder may  exchange  or  transfer,  or cause the  exchange  or  transfer  of,  the  interest  for an equivalent  beneficial  interest in the  corresponding  Rule 144A Global  Class B  Certificate
(subject,  in  the  case  of  a  Regulation  S  Global  Class  B  Certificate,  to  Applicable
Procedures)  if the owner or Holder after the exchange or the  proposed  transferee  after the transfer is a Qualified  Institutional  Buyer.  In the case of a transfer of (x) a  Regulation
S Global Class B  Certificate,  the Trustee  shall  instruct  Euroclear,  Clearstream,  or the
Depository,  as the case may be, to reduce the  principal  amount of the  Regulation  S Global
Class B  Certificate  and  increase  the  principal  amount  of the Rule 144A  Global  Class B
Certificate by the aggregate  principal amount of the beneficial  interest in the Regulation S
Global Class B Certificate  to be exchanged  (but such exchange shall not be for less than the minimum  denomination  applicable  to  such  Class  B  Certificates)  and  to  credit  to  the securities  account of the person specified in the  instructions a beneficial  interest in the corresponding  Rule 144A Global Class B  Certificate  equal to the  reduction in the principal amount  of the  Regulation  S  Global  Class  B  Certificate  and  (y) a  Definitive  Class  B
Certificate,  the Trustee will exchange such Definitive  Class B Certificate for the remaining untransferred  principal  amount  of  or  cancel,  as  applicable,  such  Definitive  Class  B
Certificate  and the Trustee shall  instruct the  Depository to increase the principal  amount of the  Rule  144A  Global  Class B  Certificate  by the  aggregate  principal  amount  of the
Definitive  Class B Certificate to be exchanged,  and to credit to the  securities  account of the person  specified in the  instructions  a beneficial  interest in the  corresponding  Rule
144A Global Class B  Certificate  equal to the  reduction  or  cancellation  in the  principal amount of the  Definitive  Class B Certificate,  in each case upon receipt by the  Certificate
Registrar  of (i) a  certificate  in the form of Exhibit  N-6 given by the  transferor  if the transferor is not a United  States  Person and (ii) a  certificate  in the form of Exhibit N-1 given by the proposed transferee.

(D)     Global Class B Certificate or Definitive  Class B Certificate to Definitive U.S. Class
B  Certificate.  If the  owner  of a  beneficial  interest  in a  Global  Class B  Certificate deposited with the  Depository,  Euroclear or Clearstream,  as applicable,  or the Holder of a
Definitive  Class B  Certificate  wishes at any time to  exchange  its  interest in the Global
Class B Certificate  or Definitive  Class B Certificate  for an interest in the  corresponding
Definitive  U.S.  Class  B  Certificate  or to  transfer  its  interest  in the  corresponding
Definitive  U.S.  Class B  Certificate,  the  Certificate  Owner may exchange or transfer,  or cause the exchange or transfer of, the interest  for an  equivalent  beneficial  interest in a corresponding  Definitive U.S. Class B Certificate  (subject,  in the case of a Global Class B
Certificates,  to the Applicable  Procedures) if the  Certificate  Owner after the exchange or the  proposed  transferee  after  the  transfer  is a  Qualified  Institutional  Buyer  or  an
Accredited  Investor.  In the case of a  transfer  of (x) a Global  Class B  Certificate,  the
Trustee shall  instruct  Euroclear,  Clearstream,  or the  Depository,  as the case may be, to reduce  the  principal  amount  of the  Global  Class  B  Certificate  and the  Trustee  shall authenticate  and deliver to the proposed  transferee the Definitive  U.S. Class B Certificate specified in the  transferor's  instructions  in an aggregate  principal  amount equal to such reduction in the  principal  amount of the Global Class B  Certificate  and note the issuance, principal  amount and  registered  holder of such  Definitive  U.S. Class B Certificate in the
Certificate  Register  and (y) a Definitive  Class B  Certificate,  the Trustee will  exchange such Definitive  Class B Certificate for the remaining  untransferred  principal  amount of or cancel,  as  applicable,  such  Definitive  Class B  Certificate  presented  for  transfer  or exchange  (and note such  cancellation  or  reduction  in the  Certificate  Register)  and the
Trustee shall  authenticate  and deliver to the proposed  transferee the Definitive U.S. Class
B Certificate  specified in the  transferor's  instructions in an aggregate  principal  amount equal to the  portion  of the  principal  amount of the  physical  Certificate  presented  for transfer or exchange (and note the issuance,  principal  amount and registered  holder of such
Definitive  U.S.  Class B  Certificate  in the  Certificate  Register),  and, in the case of a
transfer  in  part,   authenticate  and  deliver  to  the  transferor  a  Definitive  Class  B
Certificate  for any  remaining  portion of the  principal  amount of the  Definitive  Class B
Certificate  presented for transfer of exchange,  in each case upon receipt by the Certificate
Registrar  of, (i) (A) a  certificate  in the form of Exhibit N-2 given by the  transferor  if the  transferor  is a  Qualified  Institutional  Buyer,  or (B) a  certificate  in the form of
Exhibit N-6 given by the  transferor if the  transferor  is a Non-United  States  Person,  and
(ii) (A) a  certificate  in the form of Exhibit N-1 given by the  proposed  transferee  if the proposed  transferee is a Qualified  Institutional  Buyer or (B) a certificate  in the form of
Exhibit N-5 given by the proposed  transferee  if the  proposed  transferee  is an  Accredited
Investor.

(E)     Global  Class  B  Certificate  or  Definitive  Class B  Certificate  to  Regulation  S
Definitive  Class B  Certificate.  If the owner of a  beneficial  interest in a Global Class B
Certificate  deposited with the Depository,  Euroclear or Clearstream,  as applicable,  or the
Holder of a  Definitive  Class B  Certificate  wishes at any time to exchange  its interest in the Global  Class B  Certificate  or  Definitive  Class B  Certificate  for an interest in the corresponding  Regulation S Definitive  Class B Certificate or to transfer its interest in the corresponding  Regulation  S  Definitive  Class  B  Certificate,  the  Certificate  Owner  may
exchange or transfer,  or cause the  exchange or transfer  of, the interest for an  equivalent beneficial interest in a corresponding  Regulation S Definitive Class B Certificate  (subject, in the case of a Global  Class B  Certificates,  to the rules  and  procedures  of  Euroclear,
Clearstream,  or the  Depository,  as the  case may be) if the  Certificate  Owner  after  the exchange or the proposed  transferee  after the  transfer is not a United  States  Person.  In the case of a  transfer  of (x) a Global  Class B  Certificate,  the  Trustee  shall  instruct
Euroclear,  Clearstream,  or the  Depository,  as the case may be,  to  reduce  the  principal amount of the Global Class B  Certificate  and the Trustee shall  authenticate  and deliver to the transferee the Regulation S Definitive  Class B Certificate  specified in the transferor's instructions  in an  aggregate  principal  amount  equal to such  reduction  in the  principal amount  of the  Global  Class B  Certificate  and  note the  issuance,  principal  amount  and registered  holder of such  Regulation S Definitive  Class B  Certificate  in the  Certificate
Register and (y) a Definitive  Class B Certificate,  the Trustee will exchange such Definitive
Class B  Certificate  for the  remaining  untransferred  principal  amount  of or  cancel,  as applicable,  such Definitive Class B Certificate  presented for transfer or exchange (and note
such   cancellation  or  reduction  in  the  Certificate   Register)  and  the  Trustee  shall
authenticate  and deliver to the transferee  the  Regulation S Definitive  Class B Certificate
specified  in the  transferor's  instructions  in an aggregate  principal  amount equal to the portion  of the  principal  amount of the  physical  Certificate  presented  for  transfer  or exchange (and note the issuance,  principal amount and registered  holder of such Regulation S
Definitive  Class B Certificate in the Certificate  Register),  and, in the case of a transfer in part,  authenticate  and deliver to the transferor a Definitive Class B Certificate for any remaining  portion of the principal  amount of the  Definitive  Class B Certificate  presented for  transfer of exchange,  in each case upon receipt by the Trustee of (i) (A) a  certificate in the  form  of  Exhibit  N-2  given  by the  transferor  if the  transferor  is a  Qualified
Institutional  Buyer,  or (B) a certificate in the form of Exhibit N-6 given by the transferor if the  transferor  is a  Non-United  States  Person,  and (ii) a  certificate  in the form of
Exhibit N-4 given by the proposed transferee.

(F)     Temporary  Regulation S Global Class B  Certificate  to Permanent  Regulation S Global
Class B Certificate.  On or after the Distribution  Compliance Period, a Temporary  Regulation
S Global Class B  certificates  may be exchanged for a  corresponding  Permanent  Regulation S
Global  Class B  Certificate.  Any such  Permanent  Regulation  S Global  Class B  Certificate shall be so issued and  delivered  in exchange  for a Temporary  Regulation  S Global  Class B
Certificate  if there shall have been  presented  to the Trustee  (i) a  certification  in the form of Exhibit N-6 given by the transferor,  and (ii) a certification  in the form of Exhibit
N-4 given by the proposed transferee.

(iv)    If any  transfer of a Class B  Certificate  held by a  transferor  and to be held by a transferee in book entry form is to be made without  registration  under the  Securities  Act, the  transferor  shall be deemed to have made  each of the  applicable  certifications  in the representation  letters or certificates  required  pursuant to Section  5.02(d)(iii) as of the transfer  date  and the  transferee  shall  be  deemed  to have  made  each of the  applicable certifications  in the  representation  letters or certificates  required  pursuant to Section
5.02(d)(iii)  as of the transfer  date,  in each case as if such Class B  Certificate  were in physical form.

(v)     The Holder of a Class B  Certificate,  Class SB  Certificate  or  Class R  Certificate
desiring to effect any transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify  the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate
Registrar  against  any  liability  that may  result if the  transfer,  sale,  pledge or other disposition  is not so exempt or is not made in  accordance  with such  federal and state laws and this Agreement.

(e)     In the case of any Certificate  presented for  registration in the name of any Person, either (A) the  Trustee  shall  require an  Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase or holding of such  Certificate is permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or  Section 4975  of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense  of the  Trustee,  the  Depositor  or the  Master  Servicer,  or (B)  the  prospective transferee  shall be required to provide the Trustee,  the Depositor  and the Master  Servicer
with a  certification  to the  effect  set  forth in  Exhibit P  (with  respect  to a  Class A
Certificate,  Class M Certificate,  Class B or Class SB  Certificate,  provided,  however that such certification shall be deemed to have been given by any Class A  Certificate,  Class M or
Class B  Certificateholder  who acquires a Book-Entry  Certificate) or in paragraph fifteen of
Exhibit H-1 (with respect to a Class R  Certificate),  which the Trustee may rely upon without further  inquiry  or  investigation,  or such other  certifications  as the  Trustee  may deem desirable  or  necessary in order to  establish  that such  transferee  or the Person in whose name  such  registration  is  requested  is not an  employee  benefit  plan or  other  plan or arrangement subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the
Code,  or any Person  (including  an insurance  company  investing  its general  accounts,  an investment  manager,  a named  fiduciary  or a trustee  of any such  plan) who is using  "plan assets"  of any  such  plan  to  effect  such  acquisition  (each  of the  foregoing,  a "Plan
Investor").

        Any purported  Certificate  Owner whose  acquisition or holding of any Certificate (or interest  therein)  was  effected in violation  of the  restrictions  in this  Section 5.02(e)
shall  indemnify  and hold  harmless the  Depositor,  the Trustee,  the Master  Servicer,  any
Subservicer,  any  underwriter  and the Trust Fund from and against  any and all  liabilities, claims,  costs or  expenses  incurred  by such  parties  as a result  of such  acquisition  or holding.

(f)     (i)    Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the
Trustee or its designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer  and to do all other  things  necessary  in connection  with any such sale.  The rights of each Person  acquiring any  Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

                          (A)    Each Person holding or acquiring any Ownership  Interest in a
Class R  Certificate shall be a Permitted  Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                          (B)    In  connection  with any proposed  Transfer of any  Ownership
Interest in a Class R  Certificate,  the Trustee shall  require  delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                             (I)    an affidavit  and  agreement (a  "Transfer  Affidavit  and
Agreement,"  in the form attached  hereto as  Exhibit H-1)  from the proposed  Transferee,  in form and substance  satisfactory to the Master Servicer,  representing  and warranting,  among other  things,  that it is a Permitted  Transferee,  that it is not  acquiring  its  Ownership
Interest  in the  Class R  Certificate  that is the  subject  of the  proposed  Transfer  as a nominee,  trustee or agent for any Person who is not a Permitted Transferee,  that for so long as it retains its Ownership  Interest in a Class R  Certificate,  it will endeavor to remain a
Permitted  Transferee,  and that it has reviewed the  provisions of this  Section 5.02(f)  and agrees to be bound by them, and

                             (II)   a   certificate,   in  the   form   attached   hereto   as
Exhibit H-2,  from the  Holder  wishing  to  transfer  the  Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer,  representing  and  warranting,  among other things,  that no purpose of the proposed  Transfer is to impede the  assessment  or collection of tax.

                          (C)    Notwithstanding  the  delivery  of a Transfer  Affidavit  and
Agreement by a proposed  Transferee  under clause (B) above,  if a Responsible  Officer of the
Trustee who is assigned to this Agreement has actual  knowledge  that the proposed  Transferee is not a Permitted  Transferee,  no Transfer of an Ownership Interest in a Class R Certificate
to such proposed Transferee shall be effected.

                          (D)    Each Person holding or acquiring any Ownership  Interest in a
Class R  Certificate  shall agree (x) to require a Transfer  Affidavit and Agreement  from any other  Person to whom such Person  attempts to transfer  its  Ownership  Interest in a Class R
Certificate  and (y) not to transfer its Ownership  Interest  unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                          (E)    Each Person  holding or acquiring an Ownership  Interest in a
Class R Certificate,  by purchasing an Ownership Interest in such Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest  holder" within the meaning of
Temporary  Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately  upon  acquiring an
Ownership  Interest in a Class R  Certificate,  if it is, or is holding an Ownership  Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have  received the Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such transfer in the form attached  hereto as Exhibit H-2  and all of such other documents as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers of the Class R  Certificates  to  Non-United  States
        Persons and Disqualified  Organizations (as defined in Section 860E(e)(5) of the Code)
        are prohibited.

                          (A)    If any Disqualified  Organization  shall become a holder of a
Class R Certificate,  then the last preceding Permitted  Transferee shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a Non-United  States
Person shall become a holder of a Class R  Certificate,  then the last preceding United States
Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as
Holder  thereof  retroactive  to the date of  registration  of such  Transfer of such  Class R
Certificate.  If  a  transfer  of  a  Class R  Certificate  is  disregarded  pursuant  to  the provisions  of  Treasury  Regulations  Section 1.860E-1  or  Section 1.860G-3,  then  the last preceding  Permitted  Transferee  shall be  restored,  to the extent  permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such
Transfer of such Class R  Certificate.  The Trustee  shall be under no liability to any Person for any  registration  of Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(f)  or for  making  any  payments  due on such  Certificate  to the  holder thereof or for taking any other  action with respect to such holder  under the  provisions  of this Agreement.

                          (B)    If any  purported  Transferee  shall  become  a  Holder  of a
Class R  Certificate  in  violation of the  restrictions  in this  Section 5.02(f)  and to the extent  that  the  retroactive  restoration  of the  rights  of the  Holder  of  such  Class R
Certificate   as  described   in  clause   (iii)(A)   above  shall  be  invalid,   illegal  or
unenforceable,  then the Master  Servicer  shall have the right,  without notice to the holder or any prior  holder  of such  Class R  Certificate,  to sell such  Class R  Certificate  to a purchaser  selected by the Master  Servicer on such terms as the Master  Servicer  may choose.
Such  purported  Transferee  shall  promptly  endorse and deliver each Class R  Certificate in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master
Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale,  net of the  commissions  (which  may  include  commissions  payable  to the  Master  Servicer  or its
Affiliates),  expenses and taxes due, if any, will be remitted by the Master  Servicer to such purported  Transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Master  Servicer,  and the Master  Servicer shall not be liable to any  Person  having  an  Ownership  Interest  in a Class R  Certificate  as a
result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

                          (A)    as a result of the  Transfer  of an  Ownership  Interest in a
Class R  Certificate  to  any  Person  who  is  a  Disqualified  Organization,  including  the information  regarding  "excess  inclusions"  of  such  Class R  Certificates  required  to be provided  to the  Internal  Revenue  Service  and  certain  Persons as  described  in Treasury
Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                          (B)    as a result of any regulated investment company,  real estate investment trust, common trust fund,  partnership,  trust, estate or organization described in
Section 1381 of the Code that holds an Ownership  Interest in a Class R  Certificate having as among  its  record  holders  at  any  time  any  Person  who is a  Disqualified  Organization.
Reasonable  compensation  for  providing  such  information  may be  required  by  the  Master
Servicer from such Person.

(iv)    The  provisions  of this  Section 5.02(f)  set forth  prior to this clause (iv) may be modified,  added to or  eliminated,  provided that there shall have been  delivered to the Trustee the following:

                          (A)    written  notification  from each Rating  Agency to the effect that the  modification,  addition to or  elimination  of such  provisions  will not cause such
Rating Agency to downgrade its then-current  ratings,  if any, of the Class A  Certificates or
Class M  Certificates  below the lower of the  then-current  rating or the rating  assigned to such Certificates as of the Closing Date by such Rating Agency; and

                          (B)    a certificate of the Master Servicer  stating that the Master
Servicer  has  received  an Opinion of  Counsel,  in form and  substance  satisfactory  to the
Master  Servicer,  to the  effect  that such  modification,  addition  to or  absence  of such provisions  will not cause any REMIC  created  hereunder  to cease to  qualify  as a REMIC and will not cause (x) any REMIC  created  hereunder to be subject to an  entity-level  tax caused by the Transfer of any Class R  Certificate  to a Person that is a  Disqualified  Organization or (y) a  Certificateholder  or another Person to be subject to a REMIC-related  tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental  charge  that may be imposed in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar)   connected   therewith.   Any  duplicate
Certificate  issued  pursuant  to this  Section shall  constitute  complete  and  indefeasible evidence of ownership in the Trust Fund,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior  to  due  presentation  of a  Certificate  for  registration  of  transfer,  the
Depositor,  the Master Servicer,  the Trustee, the Certificate  Registrar and any agent of the
Depositor,  the Master  Servicer,  the  Trustee  or the  Certificate  Registrar  may treat the
Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose  of  receiving  distributions  pursuant  to  Section 4.02  and for all other  purposes whatsoever,  except as and to the extent  provided in the  definition of  "Certificateholder,"
and neither the Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar nor
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The  Trustee may appoint a Paying  Agent for the  purpose of making  distributions  to
Certificateholders  pursuant  to  Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the  payments  to
Certificateholders  in the amounts and in the manner  provided for in  Section 4.02,  such sum to be held in trust for the  benefit  of  Certificateholders.  The  Trustee  shall  cause each
Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall  agree with the  Trustee  that such  Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the  benefit of the  Certificateholders  entitled thereto  until  such sums shall be paid to such  Certificateholders.  Any sums so held by such
Paying  Agent  shall  be held  only in  Eligible  Accounts  to the  extent  such  sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor  and the Master  Servicer  shall each be liable in  accordance  herewith only  to the  extent  of the  obligations  specifically  and  respectively  imposed  upon  and undertaken by the Depositor and the Master Servicer  herein.  By way of  illustration  and not limitation,  the Depositor is not liable for the servicing and  administration of the Mortgage
Loans,  nor is it obligated by Section 7.01 or  Section 10.01 to assume any obligations of the
Master  Servicer  or to appoint a designee to assume  such  obligations,  nor is it liable for any other  obligation  hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The Depositor and the Master  Servicer  shall each keep in full effect its  existence, rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and preserve its  qualification  to do business as a foreign  corporation  in each  jurisdiction  in which  such  qualification  is or shall be  necessary  to  protect  the validity and  enforceability of this Agreement,  the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

(b)     Any  Person  into  which  the  Depositor  or the  Master  Servicer  may be  merged  or consolidated,  or any  corporation  resulting  from any merger or  consolidation  to which the
Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the  Depositor  or the Master  Servicer,  shall be the  successor  of the  Depositor or the
Master Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding;  provided,  however,  that the  successor or  surviving  Person to the Master
Servicer  shall be  qualified  to  service  mortgage  loans on behalf of Fannie Mae or Freddie
Mac; and provided further that each Rating Agency's  ratings,  if any, of any Class of Class A
Certificates,  Class M  Certificates and Class B  Certificates in effect  immediately prior to such merger or consolidation  will not be qualified,  reduced or withdrawn as a result thereof
(as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and  obligations  under this
Agreement;  provided  that the Person  accepting  such  assignment  or  delegation  shall be a
Person which is qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee  and the  Depositor,  is willing to service  the
Mortgage  Loans and executes and delivers to the Depositor  and the Trustee an  agreement,  in form and substance  reasonably  satisfactory to the Depositor and the Trustee,  which contains an  assumption  by such Person of the due and  punctual  performance  and  observance  of each covenant  and  condition  to be  performed  or  observed  by the  Master  Servicer  under this
Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately  prior to such  assignment and delegation will not be  qualified,  reduced  or  withdrawn  as a result  of such  assignment  and  delegation  (as evidenced  by a letter  to such  effect  from  each  Rating  Agency).  In the case of any such assignment and delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the conditions  to such  assignment  and  delegation  set  forth in the next  preceding  sentence.
Notwithstanding  the foregoing,  in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase  all assets of the Trust Fund under  Section 9.01(a)  (or, if so  specified  in  Section 9.01(a),  its rights to purchase  the  Mortgage  Loans and property acquired  related to such Mortgage  Loans or its rights to purchase the  Certificates  related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        None  of the  Depositor,  the  Master  Servicer  or any  of the  directors,  officers, employees or agents of the  Depositor or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;
provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such  Person  against  any breach of  warranties,  representations  or  covenants  made herein or any  liability  which would  otherwise be imposed by reason of willful  misfeasance, bad  faith or  gross  negligence  in the  performance  of  duties  or by  reason  of  reckless disregard of obligations  and duties  hereunder.  The Depositor,  the Master  Servicer and any director,  officer,  employee or agent of the  Depositor  or the Master  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any
Person respecting any matters arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee  or agent  of the  Depositor  or the  Master  Servicer  shall be indemnified  by the Trust  Fund and held  harmless  against  any loss,  liability  or  expense incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage
Loans  (except  as any  such  loss,  liability  or  expense  shall be  otherwise  reimbursable pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations and duties  hereunder.  Neither the Depositor nor the  Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative action,  proceeding,  hearing or examination that is not incidental to its  respective  duties  under this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the  Depositor or the Master  Servicer may in its  discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem  necessary  or desirable  in respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses  and  costs  of  such  action,  proceeding,  hearing  or  examination  and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the Trust Fund, and the Depositor and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by Section 3.10 and, on the Distribution  Date(s) following such reimbursement,  the aggregate of such  expenses  and costs  shall be  allocated  in  reduction  of the  Accrued  Certificate
Interest  on each  Class entitled  thereto in the same  manner as if such  expenses  and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the  provisions  of  Section 6.02,  neither  the  Depositor  nor the Master
Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder  are no longer  permissible  under  applicable
LAW.  Any such  determination  permitting  the  resignation  of the  Depositor  or the  Master
Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning  party)
to such effect  delivered to the Trustee.  No such  resignation  by the Master  Servicer shall become  effective  until the Trustee or a  successor  servicer  shall have  assumed the Master
Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of
        Certificates of any Class any  distribution required to be made under the terms of the
        Certificates  of such Class and this Agreement and, in either case, such failure shall continue  unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the
        Master  Servicer  by the  Trustee  or the  Depositor  or to the Master  Servicer,  the
        Depositor  and the Trustee by the  Holders of  Certificates  of such  Class evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master  Servicer  shall fail to observe  or perform in any  material  respect  any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except that such number  of days  shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Master  Servicer by the Trustee or the  Depositor,  or to
        the Master  Servicer,  the Depositor and the Trustee by the Holders of Certificates of
        any  Class evidencing,  as to such Class,  Percentage  Interests  aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
        or

(vi)    the Master Servicer shall notify the Trustee  pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v)  of this  Section shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  either  the  Depositor  or  the  Trustee  shall  at the  direction  of  Holders  of
Certificates  entitled  to at least 51% of the  Voting  Rights by  notice  in  writing  to the
Master  Servicer  (and to the  Depositor if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and  obligations  of the Master  Servicer  under this  Agreement  and in and to the  Mortgage  Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder;  provided,  however,  that a successor to the Master
Servicer is appointed  pursuant to Section 7.02  and such successor Master Servicer shall have accepted  the  duties  of  Master  Servicer  effective  upon  the  resignation  of the  Master
SERVICER.  If an Event of Default  described in clause (vi) hereof  shall  occur,  the Trustee shall,  by notice to the Master Servicer and the Depositor,  immediately  terminate all of the rights  and  obligations  of  the  Master  Servicer  under  this  Agreement  and in and to the
Mortgage  Loans  and the  proceeds  thereof,  other  than its  rights  as a  Certificateholder hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer  under this  Agreement, whether  with  respect to the  Certificates  (other than as a Holder  thereof) or the Mortgage
Loans or  otherwise,  shall  subject to  Section 7.02  pass to and be vested in the Trustee or the Trustee's  designee  appointed  pursuant to  Section 7.02;  and, without  limitation,  the
Trustee is hereby  authorized  and  empowered to execute and deliver,  on behalf of the Master
Servicer, as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish  all other acts or things  necessary or appropriate to effect the purposes of  such  notice  of  termination,  whether  to  complete  the  transfer  and  endorsement  or assignment of the Mortgage  Loans and related  documents,  or otherwise.  The Master  Servicer agrees to  cooperate  with the Trustee  (or its  designee)  as  successor  Master  Servicer in effecting the  termination of the Master  Servicer's  responsibilities  and rights  hereunder,
including,   without   limitation,   the   transfer  to  the  Trustee  or  its   designee  for
administration  by it of  all  cash  amounts  which  shall  at the  time  be  credited  to the
Custodial  Account or the  Certificate  Account or  thereafter be received with respect to the
Mortgage  Loans.  No such  termination  shall  release the Master  Servicer for any  liability that it would  otherwise  have  hereunder for any act or omission  prior to the effective time of  such  termination.  Notwithstanding  any  termination  of the  activities  of  Residential
Funding in its capacity as Master Servicer  hereunder,  Residential  Funding shall be entitled to receive,  out of any late  collection of a Monthly Payment on a Mortgage Loan which was due prior to the  notice  terminating  Residential  Funding's  rights  and  obligations  as Master
Servicer hereunder and received after such notice,  that portion to which Residential  Funding would have been  entitled  pursuant  to  Sections  3.10(a)(ii),  (vi) and (vii) as well as its
Servicing  Fee in  respect  thereof,  and any other  amounts  payable to  Residential  Funding hereunder  the  entitlement  to  which  arose  prior  to the  termination  of  its  activities hereunder.  Upon the  termination  of  Residential  Funding as Master  Servicer  hereunder the
Depositor shall deliver to the Trustee,  as successor Master  Servicer,  a copy of the Program
Guide.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in accordance  with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the Depositor's  consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards  set forth below) of the Trustee,  shall be the successor in all respects to the Master  Servicer in its capacity as servicer  under this  Agreement and the  transactions  set  forth  or  provided  for  herein  and  shall  be  subject  to all  the responsibilities,  duties and  liabilities  relating  thereto  placed on the  Master  Servicer
(except for the  responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify  related  Subservicers  as set forth in such  Sections, and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the  investment of funds in the Custodial  Account or the  Certificate  Account pursuant  to  Sections  3.07(c) and  4.01(c) by the terms and  provisions  hereof);  provided, however,  that any failure to perform such duties or responsibilities  caused by the preceding
Master  Servicer's  failure to  provide  information  required  by  Section 4.04  shall not be considered a default by the Trustee  hereunder as successor Master  Servicer.  As compensation therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the  Mortgage  Loans which the Master  Servicer  would have been  entitled to charge to the
Custodial  Account or the  Certificate  Account if the Master  Servicer  had  continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with amounts  attributable  to the Mortgage  Loans held in the  Custodial  Account or the
Certificate  Account.  If the  Trustee  has become the  successor  to the Master  Servicer  in accordance with  Section 6.04 or  Section 7.01,  then  notwithstanding  the above, the Trustee may, if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent  jurisdiction  to  appoint,  any  established  housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing institution,  having a net worth of not less than  $10,000,000  as the successor to the Master
Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer  hereunder.  Pending  appointment  of a successor  to the
Master  Servicer  hereunder,  the Trustee  shall become  successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the  compensation  of such successor out of payments on Mortgage Loans as it and such  successor  shall agree;  provided,  however, that no such  compensation  shall be in excess of that permitted the initial  Master  Servicer hereunder.  The  Depositor,  the Trustee,  the  Custodian and such  successor  shall take such action,  consistent  with  this  Agreement,  as  shall be  necessary  to  effectuate  any such succession.  Any successor Master Servicer  appointed  pursuant to this Section 7.02 shall not receive a Servicing  Fee with  respect any Mortgage  Loan not directly  serviced by the Master
Servicer  on which the  Subservicing  Fee (i)  accrues  at a rate of less than 0.50% per annum and (ii) has to be  increased  to a rate of 0.50%  per  annum in order to hire a  Subservicer.
The Master  Servicer shall pay the reasonable  expenses of the Trustee in connection  with any servicing transfer hereunder.

(b)     In connection with the  termination or resignation of the Master  Servicer  hereunder, either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall  represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects with the rules and  procedures of
MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer  shall  cooperate  with the successor  Master
Servicer in causing  MERS to revise its records to reflect the  transfer of  servicing  to the successor  Master  Servicer  as  necessary  under  MERS'  rules and  regulations,  or (ii) the predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing
MERS to execute and deliver an  assignment  of Mortgage  in  recordable  form to transfer  the
Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage
Loan  or  servicing  of such  Mortgage  Loan  on the  MERS(R)System  to the  successor  Master
SERVICER.  The  predecessor  Master  Servicer  shall  file  or  cause  to be  filed  any  such assignment in the appropriate  recording  office.  The predecessor  Master Servicer shall bear any and all fees of MERS,  costs of preparing any assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage that may be required  under this  subsection  (b). The successor  Master  Servicer shall cause such  assignment to be delivered to the Trustee or the
Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination or appointment of a successor to the Master  Servicer,  the
Trustee shall give prompt  written notice thereof to  Certificateholders  at their  respective addresses appearing in the Certificate Register.

(b)     Within  60 days  after the  occurrence  of any Event of  Default,  the  Trustee  shall transmit by mail to all Holders of  Certificates  and the Credit Risk  Manager  notice of each such Event of Default  hereunder  known to the  Trustee,  unless  such Event of Default  shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing at least 66% of the Voting Rights of  Certificates  affected by a  default  or Event of  Default  hereunder  may  waive any  default  or Event of  Default;
provided,  however,  that (a) a default or Event of Default  under clause (i) of  Section 7.01 may be waived only by all of the  Holders of  Certificates  affected by such  default or Event of Default  and (b) no waiver  pursuant  to this  Section 7.04  shall  affect  the  Holders of
Certificates  in the manner  set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of  Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent  or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes  to perform  such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of  Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise  such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the  circumstances in the conduct of such investor's own affairs.

(b)     The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee shall notify the  Certificateholders  of any such  documents  which do not  materially conform  to the  requirements  of this  Agreement  in the  event  that the  Trustee,  after so requesting,  does not receive  satisfactorily  corrected documents.  The Trustee shall forward or cause to be forwarded in a timely fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and 10.01.  The Trustee shall furnish in a timely fashion to the Master  Servicer such  information  as the Master  Servicer may  reasonably  request  from time to time for the Master  Servicer  to fulfill its duties as set forth in this  Agreement.  The  Trustee  covenants  and agrees  that it shall  perform its obligations  hereunder  in a  manner  so as to  maintain  the  status  of each  REMIC  created hereunder as a REMIC under the REMIC Provisions and (subject to  Section 10.01(f))  to prevent the imposition of any federal,  state or local income,  prohibited  transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control of the Trustee and are  reasonably  within the scope of its duties under this Agreement.

(c)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
        Trustee shall be determined  solely by the express  provisions of this Agreement,  the
        Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any certificates  or  opinions  furnished  to the Trustee by the  Depositor  or the Master
        Servicer  and  which  on  their  face,  do not  contradict  the  requirements  of this
        Agreement;

(ii)    The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the
        Certificateholders   holding   Certificates  which  evidence,   Percentage   Interests
        aggregating  not less than 25% of the  affected  Classes  as to the time,  method  and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an
        Event  of  Default  under  clauses  (iii),  (iv)  and  (v) of  Section 7.01  unless  a
        Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
        Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written notice of such failure or event at its Corporate  Trust Office from the Master
        Servicer, the Depositor or any Certificateholder; and

(v)     Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section 860G(d)  of the Code and (C) any tax on
"net income from foreclosure  property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon
        any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
        certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult  with  counsel,  and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder  or in relation  hereto at the  request,  order or  direction  of any of the
        Certificateholders   pursuant  to  the  provisions  of  this  Agreement,  unless  such
        Certificateholders  shall have offered to the Trustee reasonable security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default (which has not been cured),  to exercise such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence of an Event of Default  hereunder and after the curing of all
        Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing so to do by the Holders of  Certificates  of any  Class evidencing,  as to such Class,  Percentage  Interests, aggregating  not less  than  50%;  provided,  however,  that if the  payment  within a reasonable  time to the  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a  condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting  the investigation;

(vi)    The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  provided  that the
        Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R  Certificate hereby  irrevocably  appoints and authorizes the
        Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf of the  Trust  Fund.  The  Trustee  shall  sign on behalf of the
        Trust Fund and  deliver  to the Master  Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following  the  issuance  of  the   Certificates   (and  except  as  provided  for  in
Section 2.04),  the  Trustee  shall not  accept any  contribution  of assets to the Trust Fund unless  (subject  to  Section 10.01(f))  it shall  have  obtained  or been  furnished  with an
Opinion of Counsel to the effect that such  contribution  will not (i) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or
(ii) cause the Trust Fund to be subject to any  federal  tax as a result of such  contribution
(including  the  imposition  of any federal tax on  "prohibited  transactions"  imposed  under
Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the  Depositor or the Master  Servicer as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Depositor or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Depositor  or the  Master  Servicer  in  respect  of the  Mortgage  Loans or  deposited  in or withdrawn  from the  Custodial  Account or the  Certificate  Account by the  Depositor  or the
Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the  Trustee  and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not  be  limited  by  any  provision  of  law  in  regard  to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Trustee or any  co-trustee  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses  and  disbursements  of its counsel and of all persons not  regularly  in its employ, and  the  expenses  incurred  by  the  Trustee  or  any  co-trustee  in  connection  with  the appointment  of an  office  or agency  pursuant  to  Section 8.12)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful misconduct  on  its  part,  arising  out  of,  or  in  connection  with,  the  acceptance  and administration  of the Trust Fund,  including its  obligation to execute the DTC Letter in its individual  capacity,  and including the costs and expenses  (including  reasonable legal fees and  expenses)  of  defending  itself  against any claim in  connection  with the  exercise or performance  of any of its  powers or duties  under  this  Agreement  and the Swap  Agreement, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably
        WITHHELD.  No termination of this Agreement  shall affect the  obligations  created by this  Section 8.05(b)  of the Master  Servicer  to  indemnify  the  Trustee  under the conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing,  the indemnification  provided  by the Master  Servicer in this  Section 8.05(b)  shall not pertain to any loss,  liability  or expense of the  Trustee,  including  the costs and expenses of  defending  itself  against any claim,  incurred  in  connection  with any actions  taken by the Trustee at the direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee  hereunder shall at all times be a national  banking  association or a New
York banking  corporation  having its principal  office in a state and city  acceptable to the
Depositor and organized and doing  business  under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national  banking  association  publishes reports  of  condition  at  least  annually,  pursuant  to law or to the  requirements  of the aforesaid  supervising or examining authority,  then for purposes of this Section the combined capital  and  surplus  of such  corporation  shall be deemed to be its  combined  capital  and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving  written  notice  thereof to the Depositor and the Master  Servicer.  Upon receiving such notice of  resignation,  the  Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor trustee shall have been so  appointed  and have  accepted  appointment  within  30 days  after the giving of such notice of  resignation,  then the  resigning  Trustee  may  petition  any  court of  competent jurisdiction for the appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of  Section 8.06  and shall fail to resign after written  request  therefor by the
Depositor,  or if at any time the  Trustee  shall  become  incapable  of  acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the
Depositor  may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition,  in the event that the Depositor  determines that the Trustee has failed (i) to  distribute  or cause to be  distributed  to  Certificateholders any amount  required  to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Depositor) for  distribution  or (ii)
to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue unremedied for a period of 5 days (in respect of clause  (i) above) or 30 days  (in  respect of clause  (ii)  above,  other than any failure  to comply  with the  provisions  of  Article  XII,  in which  case no notice or grace period  shall  be  applicable)  after  the  date on  which  written  notice  of such  failure, requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor, then the  Depositor  may  remove  the  Trustee  and  appoint a  successor  trustee  by written
instrument  delivered  as  provided  in  the  preceding  sentence.   In  connection  with  the
appointment of a successor  trustee pursuant to the preceding  sentence,  the Depositor shall, on or before  the date on which  any such  appointment  becomes  effective,  obtain  from each
Rating Agency written  confirmation  that the  appointment of any such successor  trustee will not result in the reduction of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any
time  remove  the  Trustee  and  appoint  a  successor   trustee  by  written   instrument  or
instruments,   in  triplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.
(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this  Section shall  become  effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any  successor   trustee   appointed  as  provided  in  Section 8.07   shall  execute,
acknowledge  and  deliver  to the  Depositor  and to its  predecessor  trustee  an  instrument accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or  removal of the predecessor  trustee shall become effective and such successor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder, with the like  effect as if  originally  named as  trustee  herein.  The  predecessor  trustee shall  deliver  to the  successor  trustee  all  Mortgage  Files  and  related  documents  and statements  held by it  hereunder  (other  than  any  Mortgage  Files  at the  time  held by a
Custodian,  which  shall  become  the  agent  of any  successor  trustee  hereunder),  and the
Depositor,  the Master  Servicer and the  predecessor  trustee  shall execute and deliver such instruments  and do such  other  things  as may  reasonably  be  required  for more  fully and certainly  vesting and  confirming in the successor  trustee all such rights,  powers,  duties and obligations.

(b)     No successor  trustee shall accept  appointment as provided in this  Section unless at the time of such acceptance  such successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice within  10 days after  acceptance  of  appointment  by the successor trustee,  the  successor  trustee  shall  cause such notice to be mailed at the expense of the
Depositor.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section 8.06,  without the  execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  the same may at the time be located,  the Master  Servicer  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee or  co-trustees,  jointly with the
Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject  to the other  provisions  of this  Section 8.10,  such  powers, duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee may consider necessary  or  desirable.  If the Master  Servicer  shall not have joined in such  appointment within  15 days  after the receipt by it of a request so to do, or in case an Event of Default shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be  required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder,  and no notice to
Holders of Certificates of the appointment of  co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section 8.10,  all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
Trustee  shall be  conferred or imposed  upon and  exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee
hereunder  or  as  successor  to  the  Master  Servicer  hereunder),   the  Trustee  shall  be
incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding  of title to the Trust  Fund or any  portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement  and the  conditions  of  this  Article VIII.  Each  separate  trustee  and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement, specifically  including  every  provision  of  this  Agreement  relating  to the  conduct  of, affecting the liability of, or affording  protection  to, the Trustee.  Every such  instrument shall be filed with the Trustee.

(d)     Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate trustee or co-trustee  shall die, become incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the  direction of the Master  Servicer and the  Depositor,  appoint one or more  Custodians who are not  Affiliates  of the  Depositor or the Master  Servicer to hold all or a portion of the  Mortgage  Files as agent for the Trustee,  by entering  into a Custodial  Agreement.  The
Trustee is hereby  directed to enter into a Custodial  Agreement  with Wells Fargo Bank,  N.A.
Subject  to  Article VIII,  the  Trustee  agrees  to comply  with the terms of each  Custodial
Agreement  and to enforce  the terms and  provisions  thereof  against the  Custodian  for the benefit of the  Certificateholders.  Each Custodian shall be a depository  institution subject to supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any  Mortgage  File.  Each  Custodial  Agreement  may be  amended  only as  provided  in
Section 11.01.  The Trustee  shall notify the  Certificateholders  of the  appointment  of any
Custodian  (other  than the  Custodian  appointed  as of the  Closing  Date)  pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The  Trustee  shall  maintain an office or agency in the City of St.  Paul,  Minnesota where  Certificates may be surrendered for  registration of transfer or exchange.  The Trustee initially  designates  its offices  located at the  Corporate  Trust Office for the purpose of keeping  the  Certificate  Register.  The  Trustee  shall  maintain  an office at the  address stated in  Section 11.05(c)  hereof  where  notices  and  demands  to or upon the  Trustee  in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.

        The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the DTC  Letter  on  behalf of the Trust  Fund and in its  individual  capacity  as agent thereunder.

Section 8.14.  Swap Agreements.

        The Trustee is hereby  authorized  and directed to, and agrees that it shall (a) enter into the Swap  Agreement  on  behalf  of the Trust  Fund and (b)  enter  into the  SB-AM  Swap
Agreement  on behalf of (i) the Class A  Certificateholders,  Class M  Certificateholders  and
Class B Certificateholders  on the one hand, and (ii) the Class SB  Certificateholders  on the other hand.

ARTICLE IX

                                         TERMINATION

Section 9.01.  Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)     Subject to  Section 9.02,  the  respective  obligations  and  responsibilities  of the
Depositor,  the Master Servicer and the Trustee created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    at the option of the Master  Servicer or the Holder of the  Class SB  Certificates  as
        provided in  Section 9.01(f),  the  purchase of all  Mortgage  Loans and all  property acquired in respect of any  Mortgage  Loan  remaining  in the Trust  Fund,  at a price equal to the sum of (A) 100% of the unpaid  principal  balance of each  Mortgage  Loan
        (or, if less than such unpaid principal balance,  the fair market value of the related underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal balance)  (and  if such  purchase  is made by the  Master  Servicer  only,  net of any unreimbursed  Advances  attributable  to  principal)  on the day of  repurchase,  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in
        the case of any Modified  Mortgage Loan), to, but not including,  the first day of the month  in  which  such  repurchase  price  is  distributed,  and (B) any  unpaid  Swap
        Termination  Payment and any Net Swap Payments  payable to the Swap  Counterparty  (or any Swap  Termination  Payment  payable  to the Swap  Counterparty  as a result of the exercise of the option provided for in this Section 9.01(a)(ii)));

provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC.

        The  purchase  price  paid  by the  Master  Servicer  or the  Holder  of the  Class SB
Certificates,  as applicable,  pursuant to Section 9.01(a)(ii)  shall also include any amounts owed by  Residential  Funding  pursuant to the last  paragraph of Section 4 of the  Assignment
Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the representation  and  warranty  set forth in clause  (xlvii)  of  Section 4  of the  Assignment
Agreement that remain unpaid on the date of such purchase.

        The right of the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  to  purchase  all  of the  Mortgage  Loans  pursuant  to  clause  (ii)  above  is conditioned  upon the date of such  purchase  occurring on or after the  Optional  Termination
Date.  If such  right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore made by it with  respect to the  Mortgage  Loans  being  purchased.  In  addition,  the Master
Servicer  shall provide to the Trustee the  certification  required by  Section 3.15,  and the
Trustee and any Custodian shall,  promptly  following  payment of the purchase price,  release to the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as  applicable,  the
Mortgage Files pertaining to the Mortgage Loans being purchased.

        In  addition  to the  foregoing,  on any  Distribution  Date on or after the  Optional
Termination  Date, the Master Servicer or the Holder of the Class SB  Certificates as provided
in   Section 9.01(f),   shall  have  the  right,  at  its  option,  to  purchase  the  Class A
Certificates,  Class M Certificates,  Class B Certificates and Class SB Certificates in whole, but  not in  part,  at a  price  equal  to the sum of the  outstanding  Certificate  Principal
Balance  of  such  Certificates  plus  the sum of one  month's  Accrued  Certificate  Interest thereon,  any  previously  unpaid  Accrued  Certificate  Interest,  and any unpaid  Prepayment
Interest  Shortfalls  previously  allocated  thereto and, in the case of  Prepayment  Interest
Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate, plus, with respect to any optional  termination  by the Holder of the Class SB  Certificates,  an amount equal to all accrued and unpaid  Servicing Fees and  reimbursement  for all  unreimbursed  Advances and
Servicing  Advances,  in each  case  through  the date of such  optional  termination.  If the
Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable,  exercises this right  to  purchase  the  outstanding  Class A  Certificates,  Class M  Certificates,  Class B
Certificates  and  Class SB  Certificates,  the Master  Servicer or the Holder of the Class SB
Certificates,   as  applicable,   will  promptly  terminate  the  respective  obligations  and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

(b)     The Master Servicer or the Holder of the Class SB Certificates,  as applicable,  shall give the  Trustee  (and the Master  Servicer  if the Holder of the  Class SB  Certificates  is
exercising  its option) not less than 40 days prior notice of the  Distribution  Date on which
(1)  the  Master  Servicer  or  the  Holder  of  the  Class SB  Certificates,  as  applicable, anticipates  that the final  distribution  will be made to  Certificateholders  as a result of the  exercise  by  the  Master  Servicer  or  the  Holder  of the  Class SB  Certificates,  as
applicable,  of its right to purchase the Mortgage  Loans or on which (2) the Master  Servicer or the Holder of the Class SB Certificates,  as applicable,  anticipates that the Certificates will be  purchased  as a result of the  exercise  by the Master  Servicer or the Holder of the
Class SB  Certificates,  as applicable,  to purchase the outstanding  Certificates.  Notice of any termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date that would otherwise be a Distribution Date) upon which the  Certificateholders  may surrender their  Certificates  to the Trustee  (if so  required by the terms  hereof) for payment of the
final   distribution   and   cancellation  or  notice  of  any  purchase  of  the  outstanding
Certificates,  specifying  the  Distribution  Date upon which the Holders may surrender  their
Certificates  to the Trustee for payment,  shall be given promptly by the Master  Servicer (if it is  exercising  the right to purchase  the Mortgage  Loans or to purchase  the  outstanding
Certificates),  or by the  Trustee  (in any other  case) by  letter to the  Certificateholders
(with a copy to the  Certificate  Registrar)  mailed (or  distributed  through the  Depository with  respect to any  Book-Entry  Certificates)  not  earlier  than the 15th day and not later than  the  25th  day of the  month  next  preceding  the  month  of  such  final  distribution specifying:

(i)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is  anticipated  to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee  therein  designated  where required  pursuant to this
        Agreement or, in the case of the purchase by the Master  Servicer or the Holder of the
        Class SB  Certificates,   as  applicable,   of  the  outstanding   Certificates,   the
        Distribution Date on which such purchase is made,

(ii)    the  amount  of any  such  final  payment  or,  in the  case  of the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
        applicable,  and that payment will be made only upon presentation and surrender of the
        Certificates at the office or agency of the Trustee therein specified.

        If  the  Master   Servicer   or  the   Trustee  is   obligated   to  give   notice  to
Certificateholders  as required above, it shall give such notice to the Certificate  Registrar at the time such  notice is given to  Certificateholders.  In the event of a  purchase  of the
Mortgage  Loans  by the  Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as
applicable,  the Master  Servicer or the Holder of the Class SB  Certificates,  as applicable, shall deposit in the  Certificate  Account before the Final  Distribution  Date in immediately available  funds an amount  equal to the  purchase  price  computed  as provided  above.  As a result of the exercise by the Master Servicer or the Holder of the Class SB  Certificates,  as
applicable,  of its right to purchase the  outstanding  Certificates,  the Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable,  shall  deposit in the  Certificate
Account,  before the  Distribution  Date on which such  purchase is to occur,  in  immediately available  funds,  an amount  equal to the  purchase  price for the  Certificates  computed as provided  above,  and  provide  notice of such  deposit  to the  Trustee.  The  Trustee  shall withdraw from such account the amount  specified in subsection (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection (c) below.  The Master  Servicer or the Holder of the  Class SB  Certificates,  as  applicable,  shall  provide to the  Trustee written  notification  of any change to the  anticipated  Final  Distribution  Date as soon as practicable.  If the  Trust  Fund is not  terminated  on the  anticipated  Final  Distribution
Date,  for any reason,  the  Trustee  shall  promptly  mail  notice  thereof to each  affected
Certificateholder.

(c)     Upon  presentation and surrender of the Class A  Certificates,  Class M  Certificates,
Class B  Certificates  and  Class SB  Certificates  by  the  Certificateholders  thereof,  the
Trustee shall distribute to such  Certificateholders  (i) the amount  otherwise  distributable on such  Distribution  Date, if not in connection  with the Master  Servicer's or the Holder's of the Class SB  Certificates,  as  applicable,  election to repurchase  the Mortgage Loans or
the  outstanding  Class A  Certificates,   Class M  Certificates,   Class B  Certificates  and
Class SB  Certificates,  or  (ii)  if the  Master  Servicer  or  the  Holder  of the  Class SB
Certificates,  as applicable,  elected to so repurchase the Mortgage Loans or the  outstanding
Class A Certificates,  Class M Certificates,  Class B Certificates and Class SB  Certificates,
an amount  equal to the price  paid  pursuant  to  Section 9.01(a)  as  follows:  first,  with respect to any optional  termination  by the Holder of the Class SB  Certificates,  payment of any accrued and unpaid  Servicing Fees and  reimbursement  for all  unreimbursed  Advances and
Servicing  Advances,  in each  case  through  the date of such  optional  termination,  to the
Master  Servicer,  second,  with  respect  to  the  Class A  Certificates,   pari  passu,  the
outstanding  Certificate  Principal Balance thereof, plus Accrued Certificate Interest thereon for the  related  Interest  Accrual  Period  and any  previously  unpaid  Accrued  Certificate
Interest,  third,  with respect to the Class M-1  Certificates,  the  outstanding  Certificate
Principal  Balance  thereof,  plus  Accrued  Certificate  Interest  thereon  for  the  related
Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  fourth, with
respect  to  the  Class M-2  Certificates,   the  outstanding  Certificate  Principal  Balance
thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  fifth, with respect to the Class M-3
Certificates,   the  outstanding   Certificate   Principal   Balance  thereof,   plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously unpaid Accrued Certificate Interest,  sixth, with respect to the Class M-4  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued Certificate Interest thereon for the  related  Interest  Accrual  Period  and any  previously  unpaid  Accrued  Certificate
Interest,  seventh, with respect to the Class M-5  Certificates,  the outstanding  Certificate
Principal  Balance  thereof,  plus  Accrued  Certificate  Interest  thereon  for  the  related
Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  eighth, with
respect  to  the  Class M-6  Certificates,   the  outstanding  Certificate  Principal  Balance
thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  ninth, with respect to the Class M-7
Certificates,   the  outstanding   Certificate   Principal   Balance  thereof,   plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously unpaid Accrued Certificate Interest,  tenth, with respect to the Class M-8  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued Certificate Interest thereon for the  related  Interest  Accrual  Period  and any  previously  unpaid  Accrued  Certificate
Interest,  eleventh, with respect to the Class M-9  Certificates,  the outstanding Certificate
Principal  Balance  thereof,  plus  Accrued  Certificate  Interest  thereon  for  the  related
Interest  Accrual Period and any  previously  unpaid Accrued  Certificate  Interest,  twelfth, with respect to the Class M-10  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any  previously  unpaid  Accrued  Certificate  Interest,  thirteenth,  with respect to the
Class B  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously
unpaid   Accrued   Certificate   Interest,    fourteenth,   to   the   Class A   Certificates,
Class M Certificates  and  Class B  Certificates,   the  amount  of  any  Prepayment  Interest
Shortfalls  allocated  thereto  for such  Distribution  Date or  remaining  unpaid  from prior
Distribution  Dates and accrued  interest  thereon at the applicable  Pass-Through  Rate, on a
pro  rata  basis  based  on  Prepayment  Interest   Shortfalls   allocated  thereto  for  such
Distribution Date or remaining unpaid from prior Distribution  Dates,  fifteenth,  to the Swap
Counterparty  (without  duplication of amounts  payable to the Swap  Counterparty on such date
in  accordance  with   Section 4.02)  any  Swap  Termination   Payment  payable  to  the  Swap
Counterparty  then remaining  unpaid or which is due to the exercise of any early  termination
of  the  Trust  Fund  pursuant  to  this   Section 9.01,   and  sixteenth,   to  the  Class SB
Certificates, all remaining amounts.

(d)     In the event that any  Certificateholders  shall not surrender their  Certificates for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer
(if it  exercised  its right to  purchase  the  Mortgage  Loans) or the  Trustee (in any other case),  shall give a second  written notice to the remaining  Certificateholders  to surrender
their   Certificates  for  cancellation  and  receive  the  final  distribution  with  respect
THERETO.  If within six months  after the second  notice any  Certificate  shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the
Master  Servicer to contact the  remaining  Certificateholders  concerning  surrender of their
Certificates.   The  costs  and  expenses  of  maintaining  the  Certificate  Account  and  of
contacting   Certificateholders  shall  be  paid  out  of  the  assets  which  remain  in  the
Certificate  Account.  If within nine months after the second  notice any  Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master  Servicer shall  thereafter hold such amounts  until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on  any  amount  held  in the  Certificate  Account  or by the  Master
Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this  Section 9.01 and the  Certificateholders  shall look only to the Master Servicer for such payment.

(e)     If any  Certificateholders  do not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a purchase  of the  outstanding  Certificates  is to be made,  the
Master  Servicer shall give a second written  notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase  price  therefor.  If within six months after the second  notice any  Certificate  shall not have been  surrendered  for  cancellation,  the
Trustee  shall take  appropriate  steps as  directed  by the Master  Servicer  to contact  the
Holders  of such  Certificates  concerning  surrender  of their  Certificates.  The  costs and expenses of maintaining the  Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate  Account.  If within  nine months after the second notice any  Certificates  shall not have been surrendered for cancellation in accordance  with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts distributable  to the  Holders  thereof  and shall have no  further  obligation  or  liability therefor and the Master  Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount
held  in  the   Certificate   Account  or  by  the  Master   Servicer  as  a  result  of  such
Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this  Section 9.01.  Any  Certificate  that is not  surrendered  on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as  provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights with respect  thereto except to receive the purchase  price therefor  minus any costs and expenses  associated  with such  Certificate  Account and notices  allocated  thereto.  Any  Certificates so purchased or deemed to have been purchased on such  Distribution Date shall remain  outstanding  hereunder.
The Master Servicer shall be for all purposes the Holder thereof as of such date.

(f)     With respect to the first possible  Optional  Termination  Date,  the Master  Servicer shall have the sole option to exercise the purchase options described in  Section 9.01(a)  and the  Holder of the  Class SB  Certificates  shall  have no claim  thereto.  If,  however,  the
Master  Servicer  elects  not  to  exercise  one  of  its  options  to  purchase  pursuant  to
Section 9.01(a)  with respect to the first possible  Optional  Termination Date, the Holder of the  Class SB  Certificates  shall  have the sole  option to  exercise  the  purchase  options described in Section 9.01(a)  on the second possible Optional  Termination Date and the Master
Servicer shall have no claim thereto.  If the Holder of the Class SB  Certificates  elects not to exercise  one of its options to purchase  pursuant to  Section 9.01(a)  with respect to the second  possible  Optional  Termination  Date,  it shall  lose such right and have no claim to exercise any purchase options  pursuant to this  Section 9.01  thereafter.  Beginning with the third possible  Optional  Termination  Date and  thereafter,  the Master  Servicer shall again have the sole option to exercise the purchase options described in Section 9.01(a).

Section 9.02.  Additional Termination Requirements.

(a)     Any REMIC  hereunder,  as the case may be, shall be terminated in accordance  with the following additional  requirements,  unless (subject to Section 10.01(f))  the Trustee and the
Master  Servicer  have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the  Trustee) to the effect that the failure of any REMIC  created  hereunder as the case may be, to comply with the requirements of this  Section 9.02  will not (i) result in the  imposition  on the Trust Fund of taxes on  "prohibited  transactions,"  as  described  in
Section 860F  of the Code, or (ii) cause any REMIC  created  hereunder to fail to qualify as a
REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for REMIC I,  REMIC II or REMIC III,  as applicable,  and any other related  terminating  REMICs, and specify the first day of such  period in a  statement  attached to  REMIC I's,  REMIC II's  or
        REMIC III's,  as  applicable,  and any other related  terminating  REMICs',  final Tax
        Return  pursuant to Treasury  Regulations  Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified  liquidation for each of REMIC I,
        REMIC II and REMIC III under Section 860F of the Code and the regulations thereunder;

(ii)    The Master  Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
        Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the liquidating REMICs in accordance with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase  the assets of the Trust
        Fund, the Master Servicer shall,  during the 90-day liquidation period and at or prior to the Final Distribution  Date,  purchase all of the assets of the liquidating REMICs for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for any
REMIC  hereunder at the expense of the Trust Fund in accordance  with the terms and conditions of this Agreement.

ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an election to treat all REMICs created hereunder as a REMIC under the Code and, if necessary,  under  applicable  state law. Each such election will be made on Form 1066 or other  appropriate  federal tax or information  return (including
Form 8811) or any  appropriate  state  return for the  taxable  year ending on the last day of the calendar year in which the  Certificates are issued.  The REMIC I Regular  Interests shall be designated as the "regular  interests" and the Class R-I  Certificates  shall be designated as the sole Class of  "residual  interests"  in the REMIC I.  The REMIC II  Regular  Interests
shall be  designated  as the  "regular  interests"  and the Class R-II  Certificates  shall be designated as the sole Class of  "residual  interests" in the REMIC II.  The REMIC III Regular
Interests  shall be designated  as the "regular  interests"  and the Class R-III  Certificates shall be designated  as the sole Class of  "residual  interests" in the  REMIC III.  The REMIC
Administrator  and the Trustee  shall not permit the creation of any  "interests"  (within the meaning  of  Section 860G  of the Code) in  REMIC I,  REMIC II  or  REMIC III  other  than the
REMIC I Regular Interests,  the REMIC II Regular Interests,  REMIC III Regular Interest IO and
the Certificates.

(b)     The Closing Date is hereby  designated  as the "startup  day" of each of REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a
0.01%  Percentage  Interest of the Class R  Certificates in each REMIC and shall be designated as the "tax matters  person" with respect to each REMIC in the manner  provided under Treasury
regulations  Section 1.860F-4(d)  and  Treasury  regulations   Section 301.6231(a)(7)-1.   The
REMIC  Administrator,  as tax  matters  person,  shall  (i) act on  behalf  of each  REMIC  in relation to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent  the
Trust Fund in any  administrative or judicial  proceeding  relating to an examination or audit by any  governmental  taxing  authority with respect  thereto.  The legal expenses,  including without  limitation  attorneys' or accountants' fees, and costs of any such proceeding and any
liability   resulting   therefrom   shall  be  expenses  of  the  Trust  Fund  and  the  REMIC
Administrator shall be entitled to reimbursement  therefor out of amounts  attributable to the
Mortgage  Loans on deposit in the Custodial  Account as provided by  Section 3.10  unless such legal  expenses  and  costs are  incurred  by  reason  of the  REMIC  Administrator's  willful misfeasance,  bad faith or gross  negligence.  If the  REMIC  Administrator  is no longer  the
Master Servicer  hereunder,  at its option the REMIC  Administrator may continue its duties as
REMIC  Administrator  and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required  with respect to the REMICs  created  hereunder  and deliver such Tax Returns in a timely  manner to the  Trustee and the Trustee  shall sign and file such
Tax Returns in a timely  manner.  The  expenses of preparing  such  returns  shall be borne by
the  REMIC   Administrator   without   any  right  of   reimbursement   therefor.   The  REMIC
Administrator  agrees to  indemnify  and hold  harmless the Trustee with respect to any tax or liability  arising  from  the  Trustee's  signing  of  Tax  Returns  that  contain  errors  or
OMISSIONS.  The Trustee and Master  Servicer  shall promptly  provide the REMIC  Administrator with  such  information  as the REMIC  Administrator  may from  time to time  request  for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee
and the Trustee shall forward to the  Certificateholders  such  information  or reports as are required  by the  Code  or the  REMIC  Provisions  including  reports  relating  to  interest, original  issue  discount,  if any,  and  market  discount  or premium  (using the  Prepayment
Assumption) and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder to take such actions as are  reasonably  within the Master
Servicer's  or  the  REMIC   Administrator's   control  and  the  scope  of  its  duties  more
specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status thereof  as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall  assist  the Master
Servicer  and the REMIC  Administrator,  to the  extent  reasonably  requested  by the  Master
Servicer  and  the  REMIC  Administrator  to do  so).  In  performing  their  duties  as  more specifically  set forth  herein,  the Master  Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably  within their respective  control and  the  scope  of  duties  more  specifically  set  forth  herein,  that,  under  the  REMIC
Provisions,  if taken or not taken, as the case may be, could  (i) endanger  the status of any
REMIC created  hereunder  as a REMIC  or (ii)  result  in the  imposition  of a tax  upon  any
REMIC created  hereunder  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in  Section 2.04)  and the tax on contributions to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification  referred to in this sentence,  an
"Adverse REMIC Event") unless the Master Servicer or the REMIC  Administrator,  as applicable, has  received an Opinion of Counsel  (at the expense of the party  seeking to take such action or,  if  such  party  fails  to pay  such  expense,  and  the  Master  Servicer  or the  REMIC
Administrator,  as applicable,  determines  that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the Trustee) to the effect that the  contemplated  action will not,  with  respect to the Trust Fund  created  hereunder, endanger such status or,  unless the Master  Servicer or the REMIC  Administrator  or both, as applicable,  determine in its or their sole  discretion  to  indemnify  the Trust Fund against the  imposition  of such a tax,  result  in the  imposition  of such a tax.  Wherever  in this
Agreement a  contemplated  action may not be taken  because  the timing of such  action  might result in the  imposition  of a tax on the Trust  Fund,  or may only be taken  pursuant  to an
Opinion of Counsel  that such  action  would not impose a tax on the Trust  Fund,  such action may  nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect  to any taxes  that  might be  imposed  on the Trust  Fund has been given and that all other  preconditions  to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not authorized  hereunder) as to which the Master
Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has received  an Opinion of Counsel to the effect  that an Adverse  REMIC  Event  could occur with respect  to such  action or  inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its  assets,  or causing the Trust Fund to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the  Trustee shall  consult with the Master  Servicer or the REMIC  Administrator,  as  applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse REMIC Event to occur  with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the Trust  Fund to take any such  action as to which the  Master  Servicer  or the REMIC
Administrator,  as  applicable,  has advised it in writing  that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC  Administrator,  as  applicable,  may  consult  with counsel  to make  such  written  advice,  and the cost of same  shall  be  borne by the  party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer  or the REMIC  Administrator,  as  applicable,  will to the extent  within its  control and the scope of its duties more  specifically  set forth  herein, maintain  substantially all of the assets of the REMIC as "qualified  mortgages" as defined in
Section 860G(a)(3)  of the Code and "permitted  investments" as defined in  Section 860G(a)(5)
of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section 860F(a)(2)  of the  Code,  on  "net  income  from foreclosure  property"  of any  REMIC  as  defined  in  Section 860G(c)  of the  Code,  on any contributions  to any REMIC after the Startup Date  therefor  pursuant to  Section 860G(d)  of the Code,  or any other  tax  imposed  by the Code or any  applicable  provisions  of state or local tax laws, such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or REMIC
Administrator  of any of its  obligations  under this Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund  against such tax,  (ii) to the
Trustee,  if such tax  arises  out of or  results  from a breach by the  Trustee of any of its obligations  under  this  Article  X, or  (iii) otherwise  against  amounts  on deposit in the
Custodial  Account as provided by Section 3.10 and on the Distribution  Date(s) following such reimbursement  the  aggregate  of such taxes shall be  allocated  in  reduction of the Accrued
Certificate  Interest  on each  Class  entitled  thereto  in the same  manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records  with  respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC  unless  (subject to  Section 10.01(f))  the Master
Servicer  and the  Trustee  shall have  received  an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the inclusion of such assets in any REMIC  will not cause any  REMIC created  hereunder  to fail to  qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject  any such REMIC to any tax under the
REMIC  Provisions  or  other  applicable  provisions  of  federal,  state  and  local  law  or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f))  enter into  any  arrangement  by which  any  REMIC created  hereunder  will  receive  a fee or other compensation  for services nor permit any  REMIC created  hereunder to receive any income from assets  other than  "qualified  mortgages"  as defined  in  Section 860G(a)(3)  of the Code or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations,  the
"latest  possible  maturity date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is June 25,  2036, which is the  Distribution  Date in the month following the last scheduled payment on any Mortgage Loan.

(l)     Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits  (REMIC) and Issuers of  Collateralized  Debt  Obligations" for the Trust
Fund.

(m)     Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust
Fund,  (iii) the  termination  of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II  or III of this  Agreement) or acquire any assets for any REMIC or sell or dispose of any  investments  in the  Custodial  Account or the
Certificate  Account  for gain,  or accept any  contributions  to any REMIC  after the Closing
Date unless it has  received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition  will not (a) affect adversely the status of any  REMIC created  hereunder as a
REMIC or (b) unless  the Master  Servicer has  determined in its sole  discretion to indemnify the Trust  Fund  against  such tax,  cause any  REMIC to be  subject  to a tax on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The  Trustee  agrees  to  indemnify  the  Trust  Fund,   the   Depositor,   the  REMIC
Administrator and the Master Servicer for any taxes and costs including,  without  limitation, any  reasonable  attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the
Master  Servicer,  as  a  result  of  a  breach  of  the  Trustee's  covenants  set  forth  in
Article VIII  or this  Article X.  In the event  that  Residential  Funding  is no longer  the
Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding for any taxes and costs including,  without  limitation,  any  reasonable  attorneys  fees  imposed on or  incurred by
Residential  Funding  as a  result  of a  breach  of the  Trustee's  covenants  set  forth  in
Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master
Servicer  and the  Trustee  for any  taxes  and  costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the
Master  Servicer  or the  Trustee,  as a  result  of a  breach  of the  REMIC  Administrator's covenants set forth in this  Article X with respect to compliance  with the REMIC  Provisions, including  without  limitation,  any  penalties  arising from the  Trustee's  execution of Tax
Returns  prepared by the REMIC  Administrator  that  contain  errors or  omissions;  provided, however,  that such  liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the REMIC  Administrator  by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master  Servicer  agrees to indemnify  the Trust Fund,  the  Depositor,  the REMIC
Administrator  and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the
REMIC  Administrator  or the  Trustee,  as a  result  of a  breach  of the  Master  Servicer's covenants set forth in this  Article X or in Article III  with respect to compliance  with the
REMIC  Provisions,  including  without  limitation,  any penalties  arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Depositor,  the  Master  Servicer  and  the  Trustee,  without  the  consent  of  any  of  the
Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the  imposition  of any tax on the Trust  Fund  pursuant  to the Code that would be a claim  against the Trust Fund,  provided  that the Trustee has  received an
        Opinion of Counsel to the effect that  (A) such  action is  necessary  or desirable to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not  adversely  affect in any  material  respect the interests of any Certificateholder,

(iv)    to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
        Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating  assigned  to any  Class of  Certificates  below the lower of the  then-current rating  or the  rating  assigned  to such  Certificates  as of the  Closing  Date,  as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to  the  provisions  of  Section 5.02(f)  or any  other provision hereof restricting  transfer of the Class R  Certificates by virtue of their being the  "residual  interests" in the Trust Fund provided that (A) such change shall not result in  reduction  of the rating  assigned  to any such  Class of  Certificates
        below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
        Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such  effect,  and (B) such  change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,
        eliminate   or  add  such   provisions),   cause  the   Trust   Fund  or  any  of  the
        Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder and is authorized or permitted under Section 11.01.

(b)     This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Depositor,  the Master  Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates with a Certificate  Principal  Balance  greater than zero affected  thereby for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of this  Agreement  or such  Custodial  Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required to be  distributed  on any  Certificate  without the consent of the Holder of such Certificate,

(ii)    adversely  affect in any material  respect the interest of the Holders of Certificates of any  Class in a manner  other than as  described  in clause (i) hereof  without the consent  of  Holders  of  Certificates  of such  Class evidencing,  as to such  Class,
        Percentage Interests aggregating not less than 66%, or

(iii)   reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of
Counsel  (at the  expense  of the  party  seeking  such  amendment)  to the  effect  that such amendment or the exercise of any power  granted to the Master  Servicer,  the Depositor or the
Trustee in accordance  with such  amendment will not result in the imposition of a federal tax on the Trust Fund or cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding;  provided,  that if the  indemnity  described  in
Section 10.01(f)  with  respect  to any taxes that might be imposed on the Trust Fund has been given,  the Trustee  shall not require the delivery to it of the Opinion of Counsel  described in this  Section 11.01(c).  The  Trustee  may but shall  not be  obligated  to enter  into any amendment  pursuant to this  Section that  affects its rights,  duties and immunities and this
Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d)     Promptly after the execution of any such  amendment the Trustee shall furnish  written notification  of the substance of such  amendment to each  Certificateholder.  It shall not be necessary  for the  consent of  Certificateholders  under this  Section 11.01  to approve  the particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the authorization  of the  execution  thereof  by  Certificateholders  shall  be  subject  to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option, in its sole discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of  protecting  the Holders of the Class SB  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the  Trustee  for the  benefit  of the  Class SB  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC.  To the extent that any such  instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i)
any reserve  fund so  established  shall be an outside  reserve  fund and not an asset of such
REMIC,  (ii) any  such  reserve  fund  shall be owned  by the  Depositor,  and  (iii)  amounts transferred  by such REMIC to any such  reserve  fund shall be treated as amounts  distributed by such  REMIC  to the  Depositor  or any  successor,  all  within  the  meaning  of  Treasury regulations  Section 1.860G-2(h)  in effect as of the Cut-off  Date.  In  connection  with the provision of any such  instrument or fund,  this  Agreement  and any  provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the establishment or administration  thereof,  such amendment to be made by written  instrument  executed or  consented  to by the  Depositor  and such related insurer  but  without  the  consent of any  Certificateholder  and  without the consent of the
Master  Servicer or the Trustee  being  required  unless any such  amendment  would impose any
additional   obligation   on,  or   otherwise   adversely   affect   the   interests   of  the
Certificateholders,  the Master  Servicer or the Trustee,  as  applicable;  provided  that the
Depositor  obtains  an  Opinion  of  Counsel  (which  need not be an  opinion  of  Independent counsel)  to the  effect  that any such  amendment  will not cause (a) any  federal  tax to be imposed  on the  Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on
"prohibited  transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup  date" under  Section 860G(d)(1)  of the Code and (b) any  REMIC created  hereunder to fail to  qualify  as a REMIC at any time that any  Certificate  is  outstanding.  In the event that  the  Depositor  elects  to  provide  such  coverage  in the form of a  limited  guaranty provided by General Motors  Acceptance  Corporation,  the Depositor may elect that the text of such  amendment  to this  Agreement  shall be  substantially  in the form  attached  hereto as
Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate  Loss Obligation as
described  in such exhibit  shall be  established  by  Residential  Funding's  consent to such amendment)  and that the limited  guaranty  shall be executed in the form  attached  hereto as
Exhibit L,  with  such  changes  as the  Depositor  shall  deem to be  appropriate;  it  being understood  that the Trustee has  reviewed and approved the content of such forms and that the
Trustee's consent or approval to the use thereof is not required.

(f)     Notwithstanding  anything to the contrary set forth in Sections  11.01 (b),  (c), (d), and (e), any amendment of Sections  4.02(c)(i)  through (x) and Section 4.10 of this Agreement shall require the consent of the Swap  Counterparty  as a third-party  beneficiary of Sections
4.02(c)(x) and 4.10 of this Agreement.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real  property  records in all the  counties or other comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are
situated,   and  in  any  other  appropriate  public  recording  office  or  elsewhere,   such
recordation  to be effected by the Master  Servicer  and at its  expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the  Voting  Rights),  but only upon  direction  accompanied  by an  Opinion of Counsel to the effect  that such  recordation  materially  and  beneficially  affects  the  interests  of the
Certificateholders.

(b)     For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representatives  or heirs to  claim  an  accounting  or to take  any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to  constitute  the  Certificateholders from time to time as partners or members of an  association;  nor shall any  Certificateholder be under any  liability  to any third  person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such  Holder  previously  shall  have given to the
Trustee  a  written  notice  of  default  and  of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also  the  Holders  of  Certificates  of any  Class evidencing  in the aggregate  not less than 25% of the related  Percentage  Interests  of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own  name as  Trustee  hereunder  and  shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may  require  against  the costs,  expenses  and  liabilities  to be incurred therein or thereby,  and the Trustee,  for 60 days  after its receipt of such notice,  request and offer of indemnity,  shall have  neglected or refused to institute  any such action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly  covenanted by each
Certificateholder  with every other  Certificateholder  and the  Trustee,  that no one or more
Holders of  Certificates  of any  Class shall  have any right in any manner whatever by virtue of any provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class,  or to obtain or seek to obtain  priority over or  preference  to any other such Holder,  or to enforce any right under this  Agreement,  except  in the  manner  herein  provided  and  for  the  common  benefit  of
Certificateholders  of such Class or all Classes,  as the case may be. For the  protection and enforcement  of the provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the  State of New York,  without  regard to the  conflict  of law  principles thereof,  other than Sections 5-1401 and 5-1402 of the New York General  Obligations  Law, and
the  obligations,  rights  and  remedies  of the  parties  hereunder  shall be  determined  in accordance with such laws.

Section 11.05. Notices.

        All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by  registered  mail,  postage  prepaid
(except  for  notices to the  Trustee  which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale  Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota  55437,  Attention: President  (RASC),  or such  other  address as may hereafter  be furnished  to the Master  Servicer and the Trustee in writing by the  Depositor;
(b) in the case of the  Master  Servicer,  2255  North  Ontario  Street,  Burbank,  California
91504-3120,  Attention:  Bond  Administration  or  such  other  address  as may  be  hereafter furnished  to the  Depositor  and the Trustee by the Master  Servicer  in writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished  to the  Depositor  and the Master  Servicer in writing by the  Trustee;  (d) in the case of Standard & Poor's,  55 Water  Street,  New York, New York 10041;  Attention:  Mortgage
Surveillance  or such other address as may be hereafter  furnished to the  Depositor,  Trustee and Master Servicer by Standard & Poor's;  (e) in the case of Moody's,  99 Church Street,  New
York, New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be hereafter  furnished  to the  Depositor,  the  Trustee  and the Master  Servicer in writing by
Moody's, (f) in the case of the Credit Risk Manager,  1700 Lincoln Street, Suite 1600, Denver,
Colorado  80203,  Attention:  General  Counsel  or such  other  address  as may  hereafter  be furnished to the Depositor and the Master  Servicer in writing by the Trustee,  and (g) in the case of the Swap  Counterparty,  Bear Stearns Financial Products Inc., 383 Madison Avenue, New
York,  New York 10179,  or such other address as may be hereafter  furnished to the Depositor, the  Trustee  and the  Master  Servicer  in  writing  by the  Swap  Counterparty.  Any  notice required  or  permitted  to be mailed  to a  Certificateholder  shall be given by first  class mail,  postage  prepaid,  at the address of such holder as shown in the Certificate  Register.
Any notice so mailed  within  the time  prescribed  in this  Agreement  shall be  conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.

        The Depositor,  the Master Servicer or the Trustee,  as applicable,  shall notify each
Rating Agency and each Subservicer at such time as it is otherwise  required  pursuant to this
Agreement  to give notice of the  occurrence  of, any of the events  described  in clause (a),
(b),  (c),  (d),  (g),  (h), (i) or (j) below or provide a copy to each Rating Agency and each
Subservicer at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the  termination or appointment of a successor  Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim  under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy  required  by  Section 3.12  or the  cancellation  or modification of coverage under any such instrument,

(e)     the statement  required to be delivered to the Holders of each  Class of  Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the location of the Custodial Account or the Certificate Account,

(h)     the  occurrence  of any monthly  cash flow  shortfall  to the Holders of any  Class of
Certificates  resulting  from the failure by the Master  Servicer to make an Advance  pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan, provided,  however, that with respect  to notice of the  occurrence  of the events  described  in  clauses  (d),  (g) or (h)
above,  the Master  Servicer  shall provide  prompt  written  notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may  be   supplemented  by  means  of  the  addition  of  a  separate
Article hereto  (a  "Supplemental  Article")  for the  purpose  of  resecuritizing  any of the
Certificates  issued  hereunder,  under  the  following  circumstances.  With  respect  to any
Class or  Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the  Depositor  or any of its  Affiliates  (or any designee  thereof) is the  registered
Holder (the  "Resecuritized  Certificates"),  the  Depositor  may deposit  such  Resecuritized
Certificates  into a new  REMIC,  grantor  trust or  custodial  arrangement  (a "Restructuring
Vehicle")  to be held by the  Trustee  pursuant  to a  Supplemental  Article.  The  instrument adopting such  Supplemental  Article shall  be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master  Servicer nor the Trustee shall  withhold their  consent  thereto  if their  respective  interests  would  not be  materially  adversely affected  thereby.  To the extent  that the terms of the  Supplemental  Article do  not in any way affect any provisions of this  Agreement as to any of the  Certificates  initially  issued hereunder,  the adoption of the  Supplemental  Article shall  not constitute an "amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary  provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the  establishment  of the
Restructuring   Vehicle,   the  issuing  of  various  classes  of  new   certificates  by  the
Restructuring  Vehicle and the  distributions  to be made  thereon,  and any other  provisions necessary  to the  purposes  thereof.  In  connection  with  each  Supplemental  Article,  the
Depositor  shall  deliver to the  Trustee  an  Opinion  of Counsel to the effect  that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation  for  federal  income  tax  purposes  and  (ii)  the  adoption  of  the  Supplemental
Article will  not endanger the status of any  REMIC created  hereunder as a REMIC or result in the  imposition  of a tax  upon  the  Trust  Fund  (including  but not  limited  to the tax on prohibited  transaction  as  defined  in  Section 860F(a)(2)  of  the  Code  and  the  tax  on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09. Third-Party Beneficiary.

        The Swap  Counterparty is an express  third-party  beneficiary of Sections  4.02(c)(x)
and 4.10 of this  Agreement,  and shall have the right to enforce the  provisions  of Sections
4.02(c)(x) and 4.10 of this Agreement as if it were a party hereto.

Section 11.10. Tax Treatment.

        Each party to this  Agreement and each holder of a Certificate by it acceptance of its ownership  interest in such Certificate,  hereby agrees to treat the payment made and received hereunder and any payments  received with respect to any  Certificate  for federal  income tax purposes  consistently  with the  REMIC  structure,  the Swap  Agreement  and the  SB-AM  Swap
Agreement as set forth herein or  incorporated  herein and with the deemed  payments made with respect thereto as set forth herein.

ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

        The  Depositor,  the Trustee and the Master  Servicer  acknowledge  and agree that the purpose of this Article XII is to facilitate  compliance by the Depositor  with the provisions of  Regulation AB  and related rules and  regulations of the  Commission.  The Depositor shall not exercise its right to request  delivery of  information or other  performance  under these provisions  other  than  in good  faith,  or for  purposes  other  than  compliance  with  the
Securities  Act, the Exchange Act and the rules and  regulations of the  Commission  under the
Securities  Act  and  the  Exchange  Act.  Each  of  the  Master   Servicer  and  the  Trustee
acknowledges that  interpretations  of the requirements of Regulation AB may change over time, whether due to  interpretive  guidance  provided  by the  Commission  or its staff,  consensus
among  participants  in  the  mortgage-backed   securities  markets,  advice  of  counsel,  or
otherwise,  and  agrees  to comply  with  requests  made by the  Depositor  in good  faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of
Regulation AB.  Each of the Master  Servicer and the Trustee shall  cooperate  reasonably with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary  in the  reasonable,  good  faith  determination  of the  Depositor  to  permit  the
Depositor to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a)     The Trustee  shall be deemed to represent  to the  Depositor as of the date hereof and on each  date on  which  information  is  provided  to the  Depositor  under  Sections  12.01,
12.02(b) or 12.03 that,  except as disclosed in writing to the  Depositor  prior to such date:
(i) it is not aware and has not  received  notice  that any  default,  early  amortization  or other  performance  triggering event has occurred as to any other  Securitization  Transaction due to any default of the Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance  by it of its  trustee  obligations under this  Agreement or any other  Securitization  Transaction as to which it is the trustee;
(iii)  there  are no  material  legal or  governmental  proceedings  pending  (or  known to be contemplated)  against  it that would be  material  to  Certificateholders;  (iv) there are no relationships  or  transactions  relating to the Trustee with respect to the  Depositor or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor,  enhancement or
support   provider  or  other  material   transaction   party  (as  such  terms  are  used  in
Regulation AB)  relating to the Securitization  Transaction  contemplated by the Agreement, as identified  by the  Depositor  to the  Trustee in  writing as of the  Closing  Date  (each,  a
"Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's length  transaction  with an unrelated  third party,  apart from the Securitization  Transaction,  and that are material to the investors' understanding of the
Certificates;  and  (v)  the  Trustee  is  not an  affiliate  of any  Transaction  Party.  The
Depositor  shall  notify the  Trustee of any change in the  identity  of a  Transaction  Party after the Closing Date.

(b)     If so requested by the Depositor on any date  following the Closing Date,  the Trustee shall,  within five Business Days following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph (a) of this  Section or,  if any such  representation  and  warranty  is not  accurate  as of the  date of  such  confirmation, provide  the  pertinent  facts,  in  writing,  to the  Depositor.  Any such  request  from the
Depositor  shall not be given  more than once each  calendar  quarter,  unless  the  Depositor shall  have a  reasonable  basis  for a  determination  that  any of the  representations  and warranties may not be accurate.

Section 12.03. Information to be Provided by the Trustee.

        For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the
Depositor's  reporting  obligation  under  the  Exchange  Act  with  respect  to any  class of
Certificates,  the Trustee  shall provide to the  Depositor a written  description  of (a) any litigation  or  governmental  proceedings  pending  against  the Trustee as of the last day of each calendar  month that would be material to  Certificateholders,  and (b) any  affiliations or  relationships  (as  described in Item 1119 of  Regulation AB)  that develop  following the
Closing  Date  between  the  Trustee  and any  Transaction  Party  of the  type  described  in
Section 12.02(a)(iv)   or  12.02(a)(v)  as  of  the  last  day  of  each  calendar  year.  Any descriptions  required  with respect to legal  proceedings,  as well as updates to  previously provided  descriptions,  under this  Section 12.03  shall be given no later than five Business
Days prior to the  Determination  Date following the month in which the relevant event occurs, and any notices and  descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this Section 12.03  shall be given no later than
January 31 of the calendar  year  following the year in which the relevant  event  occurs.  As of the date the  Depositor  or Master  Servicer  files each  Report on Form 10-D and Report on
Form 10-K with respect to the  Certificates,  the Trustee will be deemed to represent that any information  previously  provided  under this Article XII is  materially  correct and does not have any material  omissions  unless the Trustee has  provided an update to such  information.
The  Depositor  will  allow  the  Trustee  to  review  any  disclosure  relating  to  material litigation  against the Trustee  prior to filing such  disclosure  with the  Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to
the  Depositor)   regarding  the  Trustee's  assessment  of  compliance  with  the  applicable
Servicing  Criteria  during the immediately  preceding  calendar year, as required under Rules
13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation AB.  Such report shall be addressed to the  Depositor  and signed by an  authorized  officer of the  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)     deliver to the Depositor a report of a registered  public  accounting  firm reasonably acceptable  to the  Depositor  that attests to, and reports on, the  assessment  of compliance made by the Trustee  and  delivered  pursuant to the  preceding  paragraph.  Such  attestation shall be in  accordance  with  Rules  1-02(a)(3)  and  2-02(g)  of  Regulation S-X  under  the
Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Master  Servicer and each broker  dealer  acting as  underwriter,  placement  agent or initial purchaser of the  Certificates  or each Person who  controls  any of such parties  (within the meaning of Section 15 of the  Securities  Act and  Section 20  of the Exchange  Act);  and the
respective  present  and  former  directors,  officers,  employees  and  agents of each of the foregoing,  and  shall  hold each of them  harmless  from and  against  any  losses,  damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A)           any untrue  statement  of a  material  fact  contained  or alleged to be contained in any information,  report,  certification or other material provided under this  Article  XII  by or  on  behalf  of  the  Trustee  (collectively,  the  "Trustee
        Information"),  or (B) the  omission  or  alleged  omission  to state  in the  Trustee
        Information  a material  fact  required  to be stated in the  Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  by way of clarification,  that clause (B) of this  paragraph  shall be  construed  solely by reference to the Trustee
        Information  and not to any other  information  communicated in connection with a sale or purchase of securities,  without  regard to whether the Trustee  Information or any portion thereof is presented  together with or separately from such other information;
        or

(ii)    any failure by the Trustee to deliver any information,  report, certification or other material  when and as required  under this  Article  XII,  other than a failure by the
        Trustee to deliver the accountants' attestation.

(b)     In  the  case  of  any   failure  of   performance   described   in  clause   (ii)  of
Section 12.05(a),  the  Trustee  shall (i)  promptly  reimburse  the  Depositor  for all costs
reasonably   incurred  by  the  Depositor  in  order  to  obtain  the   information,   report,
certification  or other  material not delivered as required by the Trustee and (ii)  cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls the Trustee  (within the meaning of  Section 15 of the
Securities Act and  Section 20 of the Exchange  Act),  and the  respective  present and former directors,  officers,  employees  and  agents  of the  Trustee,  and  shall  hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising  out of or based upon (i) any untrue  statement  of a material  fact contained or alleged to be contained in any  information  provided  under this Agreement by or on behalf  of the  Depositor  or Master  Servicer  for  inclusion  in any  report  filed  with
Commission  under  the  Exchange  Act  (collectively,  the  "RFC  Information"),  or (ii)  the omission or alleged  omission to state in the RFC  Information  a material fact required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading;  provided,  by way of clarification,  that clause (ii) of this paragraph  shall be construed  solely by reference to the RFC  Information and not to any other  information  communicated in connection with a sale or purchase  of  securities,  without  regard to whether  the RFC  Information  or any portion thereof is presented together with or separately from such other information.

        IN WITNESS  WHEREOF,  the Depositor,  the Master  Servicer and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized as of the day and year first above written.

                                              RESIDENTIAL ASSET SECURITIES CORPORATION
                                              By:
                                                  Name:
                                                  Title:
                                              RESIDENTIAL FUNDING CORPORATION
                                              By:
                                                  Name:
                                                  Title:
                                              U.S. BANK NATIONAL ASSOCIATION
                                              as Trustee

                                              By:
                                                  Name:
                                                  Title:

For purposes of  Sections 3.24, 3.25 and 3.26:

CLAYTON FIXED INCOME SERVICES INC.

By:   ________________________________
Name:
Title:

STATE OF MINNESOTA
                                   ) ss.:
COUNTY OF HENNEPIN                 )
        On the  ____ day of May  2006  before  me,  a  notary  public  in and for said  State, personally  appeared  ________________,  known  to me to be a Vice  President  of  Residential
Asset Securities  Corporation,  one of the corporations  that executed the within  instrument, and also known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                        Notary Public
                                        ________________________________________
[Notarial Seal]

STATE OF MINNESOTA
                                   ) ss.:
COUNTY OF HENNEPIN                 )
        On the  ____ day of May  2006  before  me,  a  notary  public  in and for said  State, personally  appeared  _______________,  known to me to be an Associate of Residential  Funding
Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public
                                        ________________________________________

[Notarial Seal]

STATE OF MINNESOTA
                                   ) ss.:
COUNTY OF HENNEPIN                 )
        On the  ____ day of May  2006  before  me,  a  notary  public  in and for said  State, personally  appeared  ____________________,  known to me to be a Vice  President of U.S.  Bank
National  Association,  a banking  association  organized  under the laws of the United States that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and  acknowledged  to me that such banking  corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public
                                        ________________________________________

[Notarial Seal]

                                                                                           EXHIBIT A

                                  FORM OF CLASS A-[_] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986  COUPLED  WITH THE RIGHT TO  RECEIVE  PAYMENTS
UNDER THE SWAP AGREEMENT.

        THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE DECREASED BY THE PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE
OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM
THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

        UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY
TRUST  COMPANY TO THE ISSUER OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE OR PAYMENT,  AND
ANY  CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY AND ANY PAYMENT IS MADE TO CEDE &
CO.,  ANY  TRANSFER,  PLEDGE  OR OTHER USE  HEREOF  FOR VALUE OR  OTHERWISE  BY OR TO ANY  PERSON IS
WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE  OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  THEREIN)  THAT SUCH  TRANSFEREE  IS NOT AN
EMPLOYEE  BENEFIT  PLAN  OR  OTHER  PLAN  OR  ARRANGEMENT  SUBJECT  TO  THE  PROHIBITED  TRANSACTION
PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE  CODE OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY  INVESTING  ITS  GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS USING
"PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        IF THIS  CERTIFICATE  (OR ANY INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES
NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN  THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST  PRECEDING
TRANSFEREE  THAT IS NOT A PLAN INVESTOR  SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL
RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF
THIS  CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY PAYMENTS
DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR
INTEREST  THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION 5.02(E) OF THE POOLING
AND SERVICING  AGREEMENT  SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER
SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                      Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement           [Adjustable Pass-Through Rate]
and Cut-off Date:  May 1, 2006
First Distribution Date:  June 26, 2006           Aggregate Initial Certificate Principal
                                                  Balance of the Class A-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Certificate Principal Balance of this
Residential Funding Corporation                   Class A-[_] Certificate:
                                                  $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                    HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                          SERIES 2006-KS4

               evidencing a  percentage  interest in the  distributions  allocable to the Class A-[_]  Certificates  with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior]  lien  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

        This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund,  and does not represent an obligation  of or interest in  Residential  Asset  Securities  Corporation,  the Master
Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.
Neither  this  Certificate  nor the  underlying  mortgage  loans are  guaranteed  or  insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their  affiliates.  None of the
Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

        This  certifies  that  [Cede & Co.]  is the  registered  owner  of the  Percentage  Interest evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund  consisting primarily of an interest in a pool of [fixed]  [adjustable]  interest rate,  first [and junior] lien mortgage  loans on one- to four- family  residential  properties  (the  "Mortgage  Loans"),  sold by
Residential Asset Securities  Corporation  (hereinafter  called the "Depositor," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a  Pooling  and  Servicing  Agreement  dated as  specified  above  (the  "Agreement")  among  the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this
Certificate  is registered at the close of business on the Business Day  immediately  preceding that
Distribution Date (the "Record Date"),  from the related Available  Distribution Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class A-[_]  Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available funds
(by wire  transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its purchase  or holding of this  Certificate  (or  interest  therein)  that such  transferee  is not an employee  benefit  plan  or  other  plan  or  arrangement  subject  to  the  prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or
Section  4975 of the  Code or a  person  (including  an  insurance  company  investing  its  general account,  an  investment  manager,  a named  fiduciary  or a trustee  of any such plan) who is using
"plan assets" of any such plan to effect such  acquisition.  Any purported  Certificate  owner whose acquisition or holding of this  Certificate  (or interest  therein) was effected in violation of the restrictions  in Section  5.02(e) of the Pooling and Servicing  Agreement  shall  indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  and the Trust Fund from and against  any and all  liabilities,  claims,  costs or  expenses  incurred  by such  parties as a result of such acquisition or holding.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this
Certificate  at the  office or  agency  appointed  by the  Trustee  for that  purpose  in St.  Paul,
Minnesota.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced [from time to time pursuant to the Agreement].

        This  Certificate  is one of a duly  authorized  issue of  Certificates  issued  in  several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited in right of payment to certain  collections  and  recoveries respecting the Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer  funds are advanced  with respect to any Mortgage  Loan,  such advance is reimbursable  to the  Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been  distributable  to
Certificateholders.

        As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate
Account  created  for the  benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than  distributions to  Certificateholders,  such purposes including without  limitation  reimbursement  to the  Depositor and the Master  Servicer of advances  made, or certain expenses incurred, by either of them.

        The  Agreement  permits,  with certain  exceptions  therein  provided,  the amendment of the
Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of Certificates evidencing  in the  aggregate  not  less  than  66% of the  Percentage  Interests  of each  Class of
Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and binding on such Holder and upon all future  holders of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in exchange  herefor or in lieu hereof  whether or not  notation  of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the amendment  thereof  in  certain  circumstances  without  the  consent  of the  Holders of any of the
Certificates  and,  in certain  additional  circumstances,  without  the  consent of the  Holders of certain Classes of Certificates.

        As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender of this
Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in
St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and there upon one or more  new  Certificates  of  authorized  denominations  evidencing  the  same  Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration  of transfer or exchange,  but the
Trustee  may  require  payment of a sum  sufficient  to cover any tax or other  governmental  charge payable in connection therewith.

        The Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the  Depositor,  the Master  Servicer,  the  Trustee or any such agent  shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and  construed  in  accordance  with the laws of the
State of New York.

        The obligations  created by the Agreement in respect of the  Certificates and the Trust Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the disposition  of all  property  acquired  upon  foreclosure  or deed in  lieu of  foreclosure  of any
Mortgage  Loan,  and (ii) the  purchase  by the  Holder of the Class SB  Certificates  or the Master
Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage Loans and all  property  acquired  in respect  of such  Mortgage  Loans or the  Certificates,  in either  case thereby  effecting  early  retirement  of the  Certificates.  The  Agreement  permits,  but does not require,  the  Holder of the Class SB  Certificates  or the Master  Servicer,  as  described  in the
Agreement,  (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining
Mortgage  Loans and all  property  acquired in respect of any Mortgage  Loan or (ii) to  purchase in whole, but not in part, all of the Certificates  from the Holders thereof,  provided,  that any such option  may  only  be  exercised  if the  Stated  Principal  Balance  before  giving  effect  to the distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the  Distribution
Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the
Cut-off Date Balance.

        Unless the  certificate  of  authentication  hereon  has been  executed  by the  Certificate
Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:________________________________
                                                      Authorized Signatory

Dated:_____________________

                                   CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                             ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial interest  evidenced  by  the  within  Trust  Certificate  and  hereby  authorizes  the  transfer  of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We)  further  direct  the  Certificate  Registrar  to issue a new  Certificate  of a like denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:
_____________________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ____________________________________
                                                   Signature Guaranteed

                                     DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall  be  made,  by wire  transfer  or  otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of __________________________________________________________________________
account number ______________________________________________________________________________
or, if mailed by check, to __________________________________________________________________

        Applicable statements should be mailed to:___________________________________________.

        This  information  is provided by  ___________________________________,  the assignee  named above, or ______________________________, as its agent.

                                                                                         EXHIBIT B-1

                                  FORM OF CLASS M-[_] CERTIFICATE

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND CLASS  M-[_]
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE DECREASED BY THE PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE
OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM
THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

        UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY
TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.
OR IN SUCH OTHER NAME AS IS REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS
MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF
DTC),  ANY  TRANSFER,  PLEDGE,  OR OTHER USE  HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS
WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE
PAYMENTS UNDER THE SWAP AGREEMENT.

        ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE  OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  THEREIN)  THAT SUCH  TRANSFEREE  IS NOT AN
EMPLOYEE  BENEFIT  PLAN  OR  OTHER  PLAN  OR  ARRANGEMENT  SUBJECT  TO  THE  PROHIBITED  TRANSACTION
PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE  CODE OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY  INVESTING  ITS  GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS USING
"PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        IF THIS  CERTIFICATE  (OR ANY INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES
NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN  THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST  PRECEDING
TRANSFEREE  THAT IS NOT A PLAN INVESTOR  SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL
RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF
THIS  CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY PAYMENTS
DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR
INTEREST  THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION 5.02(E) OF THE POOLING
AND SERVICING  AGREEMENT  SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER
SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                      Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement           [Adjustable Pass-Through Rate]
and Cut-off Date:  May 1, 2006                    [Fixed Pass-Through Rate]
First Distribution Date:  June 26, 2006           Aggregate Initial Certificate Principal
                                                  Balance of the Class M-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Certificate Principal Balance of this
Residential Funding Corporation                   Class M-[_] Certificate:
                                                  $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                    HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                          SERIES 2006-KS4

               evidencing a  percentage  interest in the  distributions  allocable to the Class M-[_]  Certificates  with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior]  lien  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

        This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund,  and does not represent an obligation  of or interest in  Residential  Asset  Securities  Corporation,  the Master
Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.
Neither  this  Certificate  nor the  underlying  mortgage  loans are  guaranteed  or  insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their  affiliates.  None of the
Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

        This  certifies  that  [Cede & Co.]  is the  registered  owner  of the  Percentage  Interest evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund  consisting primarily of an interest in a pool of [fixed]  [adjustable]  interest rate,  first [and junior] lien mortgage  loans on one- to four- family  residential  properties  (the  "Mortgage  Loans"),  sold by
Residential Asset Securities  Corporation  (hereinafter  called the "Depositor," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a  Pooling  and  Servicing  Agreement  dated as  specified  above  (the  "Agreement")  among  the
Depositor,  the Master Servicer and U.S. Bank National  Association,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this
Certificate  is registered at the close of business on the Business Day  immediately  preceding that
Distribution Date (the "Record Date"),  from the related Available  Distribution Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class M-[_]  Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available funds
(by wire  transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its purchase  or holding of this  Certificate  (or  interest  therein)  that such  transferee  is not an employee  benefit  plan  or  other  plan  or  arrangement  subject  to  the  prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or
Section  4975 of the  Code or a  person  (including  an  insurance  company  investing  its  general account,  an  investment  manager,  a named  fiduciary  or a trustee  of any such plan) who is using
"plan assets" of any such plan to effect such  acquisition.  Any purported  Certificate  owner whose acquisition or holding of this  Certificate  (or interest  therein) was effected in violation of the restrictions  in Section  5.02(e) of the Pooling and Servicing  Agreement  shall  indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  and the Trust Fund from and against  any and all  liabilities,  claims,  costs or  expenses  incurred  by such  parties as a result of such acquisition or holding.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this
Certificate  at the  office or  agency  appointed  by the  Trustee  for that  purpose  in St.  Paul,
Minnesota.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The
Certificate  Principal  Balance hereof will be reduced to the extent of  distributions  allocable to principal and any Realized Losses allocable hereto.

        This  Certificate  is one of a duly  authorized  issue of  Certificates  issued  in  several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited in right of payment to certain  collections  and  recoveries respecting the Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer  funds are advanced  with respect to any Mortgage  Loan,  such advance is reimbursable  to the  Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been  distributable  to
Certificateholders.

        As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of  Certificateholders  may be made by the Master Servicer from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including without  limitation  reimbursement  to the  Depositor and the Master  Servicer of advances  made, or certain expenses incurred, by either of them.

        The  Agreement  permits,  with certain  exceptions  therein  provided,  the amendment of the
Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of Certificates evidencing  in the  aggregate  not  less  than  66% of the  Percentage  Interests  of each  Class of
Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and binding on such Holder and upon all future  holders of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in exchange  herefor or in lieu hereof  whether or not  notation  of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the amendment  thereof  in  certain  circumstances  without  the  consent  of the  Holders of any of the
Certificates  and,  in certain  additional  circumstances,  without  the  consent of the  Holders of certain Classes of Certificates.

        As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender of this
Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in
St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and there upon one or more  new  Certificates  of  authorized  denominations  evidencing  the  same  Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration  of transfer or exchange,  but the
Trustee  may  require  payment of a sum  sufficient  to cover any tax or other  governmental  charge payable in connection therewith.

        The Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the  Depositor,  the Master  Servicer,  the  Trustee or any such agent  shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and  construed  in  accordance  with the laws of the
State of New York.

        The obligations  created by the Agreement in respect of the  Certificates and the Trust Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the disposition  of all  property  acquired  upon  foreclosure  or deed in  lieu of  foreclosure  of any
Mortgage  Loan,  and (ii) the  purchase  by the  Holder of the Class SB  Certificates  or the Master
Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage Loans and all  property  acquired  in respect  of such  Mortgage  Loans or the  Certificates,  in either  case thereby  effecting  early  retirement  of the  Certificates.  The  Agreement  permits,  but does not require,  the  Holder of the Class SB  Certificates  or the Master  Servicer,  as  described  in the
Agreement,  (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining
Mortgage  Loans and all  property  acquired in respect of any Mortgage  Loan or (ii) to  purchase in whole, but not in part, all of the Certificates  from the Holders thereof,  provided,  that any such option  may  only  be  exercised  if the  Stated  Principal  Balance  before  giving  effect  to the distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the  Distribution
Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the
Cut-off Date Balance.

        Unless the  certificate  of  authentication  hereon  has been  executed  by the  Certificate
Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:________________________________
                                                      Authorized Signatory

Dated:_____________________

                                   CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                             ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial interest  evidenced  by  the  within  Trust  Certificate  and  hereby  authorizes  the  transfer  of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We)  further  direct  the  Certificate  Registrar  to issue a new  Certificate  of a like denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:
_____________________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ____________________________________
                                                   Signature Guaranteed

                                     DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall  be  made,  by wire  transfer  or  otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of __________________________________________________________________________
account number ______________________________________________________________________________
or, if mailed by check, to __________________________________________________________________

        Applicable statements should be mailed to:___________________________________________.

        This  information  is provided by  ___________________________________,  the assignee  named above, or ______________________________, as its agent.

                                                                                         EXHIBIT B-2

                                    FORM OF CLASS B CERTIFICATE

 [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY]
                                            [DEFINITIVE]

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES  AND CLASS
M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE  WILL BE DECREASED BY THE PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE
OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM
THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

        [FOR BOOK-ENTRY ONLY:  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE
OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC
(AND ANY  PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN  INTEREST
HEREIN.]

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE  "CODE")  COUPLED WITH A RIGHT TO RECEIVE
PAYMENTS UNDER THE APPLICABLE SWAP AGREEMENT.

        ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) THAT EITHER (A) SUCH  TRANSFEREE IS
NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR  ARRANGEMENT  SUBJECT TO THE  PROHIBITED  TRANSACTION
PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE  CODE OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY  INVESTING  ITS  GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS USING
"PLAN  ASSETS"  OF ANY  SUCH  PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH  OF THE  FOREGOING,  A "PLAN
INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE IN RELIANCE ON U.S.  DEPARTMENT OF
LABOR PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS MOST
RECENTLY  AMENDED BY PTE 2002-41,  67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND
THAT  [(I)] IT  UNDERSTANDS  THAT  THERE  ARE  CERTAIN  CONDITIONS  TO THE  AVAILABILITY  OF THE RFC
EXEMPTION  INCLUDING THAT THIS  CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER THAN
"BBB-" (OR ITS  EQUIVALENT)  BY STANDARD & POOR'S,  FITCH OR MOODY'S [AND (II) IT IS AN  "ACCREDITED
INVESTOR" AS DEFINED IN RULE  501(A)(1) OF REGULATION D OF THE  SECURITIES ACT OF 1933, AS AMENDED,]
OR (C) (I) THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE OR
HOLD THIS CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL  ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT OF
LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE") 95-60),  AND (III) THE CONDITIONS SET FORTH
IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH  ENTITY THAT  SATISFIES  THIS CLAUSE
(C), A "COMPLYING INSURANCE COMPANY").

        THIS  CERTIFICATE IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE
POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE U.S.  SECURITIES ACT OF
1933,  AS AMENDED (THE  "SECURITIES  ACT"),  ANY STATE  SECURITIES  LAWS IN THE UNITED STATES OR THE
SECURITIES LAWS OF ANY OTHER  JURISDICTION  AND MAY NOT BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE
TRANSFERRED  WITHIN  THE  UNITED  STATES OR TO, OR FOR THE  ACCOUNT OR  BENEFIT  OF,  UNITED  STATES
PERSONS,  EXCEPT  AS  PERMITTED  BY THIS  LEGEND.  THE  HOLDER  HEREOF,  BY ITS  ACCEPTANCE  OF THIS
CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND  AGREES  THAT IT WILL NOT  REOFFER,  RESELL,  PLEDGE OR
OTHERWISE  TRANSFER  THIS  CERTIFICATE  EXCEPT  IN  COMPLIANCE  WITH THE  SECURITIES  ACT AND  OTHER
APPLICABLE  LAWS AND [EXCEPT (A) IN COMPLIANCE  WITH RULE 144A UNDER THE  SECURITIES ACT TO A PERSON
WHOM THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER AS DEFINED IN RULE 144A
PURCHASING  FOR ITS OWN  ACCOUNT OR FOR THE  ACCOUNT OF A QUALIFIED  INSTITUTIONAL  BUYER,  WHOM THE
SELLER HAS  INFORMED,  IN EACH CASE,  THAT THE REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING
MADE  IN  RELIANCE  ON  RULE  144A,   PROVIDED  THAT  SUCH  PURCHASER  DELIVERS  ALL  DOCUMENTS  AND
CERTIFICATIONS  AS THE TRUSTEE MAY REASONABLY  REQUIRE;  (B) TO A NON U.S. PERSON OUTSIDE THE UNITED
STATES IN COMPLIANCE  WITH RULE 903 OR 904 OF REGULATION S UNDER THE  SECURITIES  ACT; OR (C) TO THE
DEPOSITOR OR MASTER  SERVICER OR THEIR  AFFILIATES,  IN EACH CASE IN ACCORDANCE  WITH ANY APPLICABLE
SECURITIES  LAW OF ANY STATE OF THE UNITED  STATES AND ANY OTHER  JURISDICTION.  THE HOLDER  HEREOF,
BY ITS  ACCEPTANCE  OF THIS  CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND  AGREES  THAT IT WILL  NOT
REOFFER,  RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO A NON-U.S.  PERSON OUTSIDE
THE UNITED STATES IN COMPLIANCE WITH  REGULATION S] [THAT IT IS AN "ACCREDITED  INVESTOR" AS DEFINED
IN RULE 501(A)(1) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED.

        ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR
INTEREST  THEREIN)  WAS  EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e)(ii)  OF THE
POOLING AND SERVICING  AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE
MASTER  SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST  ANY AND ALL  LIABILITIES,
CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

        [FOR  TEMPORARY  REGULATION  S ONLY:  THIS  CERTIFICATE  IS A TEMPORARY  REGULATION S GLOBAL
CERTIFICATE,  WITHOUT COUPONS,  EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL CERTIFICATE ONLY AS
DESCRIBED  IN  THE  POOLING  AND  SERVICING  AGREEMENT.  THE  RIGHTS  ATTACHING  TO  THIS  TEMPORARY
REGULATION S GLOBAL  CERTIFICATE,  AND THE CONDITIONS  AND  PROCEDURES  GOVERNING ITS EXCHANGE FOR A
PERMANENT  REGULATION  S  GLOBAL  CERTIFICATE,  ARE  AS  SPECIFIED  IN  THE  POOLING  AND  SERVICING
AGREEMENT.]

CUSIP: [________________]                         Certificate No. B-1
Date of Pooling and Servicing Agreement:          Adjustable Pass-Through Rate
[_______ __, __]Cut-off Date:  [_______ __, __]
First Distribution Date:  [_______ __, __]        Aggregate Initial Certificate Principal
                                                  Balance of the Class B Certificates:
                                                  $[_______.__]
Master Servicer:                                  Initial Certificate Principal Balance of this
Residential Funding Corporation                   Class B Certificate:
                                                  $[_______.__]
Final Scheduled Distribution Date:
[______ ____]

 [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY]
                                            [DEFINITIVE]

                                        CLASS B CERTIFICATE

                    HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                          SERIES 2006-KS4

               evidencing a  percentage  interest in the  distributions  allocable to the  [Regulation  S Global  Security]  [Rule 144a Global  Certificate]
               [Regulation   S   Certificated    Security]   [Definitive]   Class   B
               Certificates  with respect to a Trust Fund  consisting  primarily of a pool of fixed and  adjustable  interest  rate,  first and junior  lien mortgage loans on one- to four-family  residential  properties sold by
               RESIDENTIAL ASSET SECURITIES CORPORATION

        This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund,  and does not represent an obligation  of or interest in  Residential  Asset  Securities  Corporation,  the Master
Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.
Neither  this  Certificate  nor the  underlying  mortgage  loans are  guaranteed  or  insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of  their  affiliates.  None of the
Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

        This  certifies that  [_____________]  is the  registered  owner of the Percentage  Interest evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund  consisting primarily of an interest in a pool of fixed interest  rate,  first and junior lien mortgage loans on one- to four- family  residential  properties  (the "Mortgage  Loans"),  sold by  Residential  Asset
Securities  Corporation  (hereinafter  called the  "Depositor,"  which term  includes any  successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement") among the Depositor,  the Master
Servicer and U.S. Bank National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which
Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this
Certificate  is registered at the close of business on the Business Day  immediately  preceding that
Distribution Date (the "Record Date"),  from the related Available  Distribution Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be  distributed to Holders of Class B Certificates  on such Distribution Date.

               [FOR TEMPORARY  REGULATION S ONLY:  Interests in this  Temporary  Regulation S Global
Certificate  shall be  exchanged  for  beneficial  interests  in the  Permanent  Regulation S Global
Certificate in the same aggregate  principal  amount as the principal amount of the interest in this
Temporary  Regulation S Global  Certificate  submitted  for  exchange,  subject to the terms of this
Temporary  Regulation S Global Certificate.  No holder of any interest in this Temporary  Regulation
S Global  Certificate  will be  entitled to receive  any  payment  hereon  except to the extent such holder's  interest in this  Temporary  Regulation S Global  Certificate is exchanged for an interest in the Permanent Regulation S Global Certificate as provided in the next succeeding paragraph.

               Upon  termination  of  the  [Distribution  Compliance  Period],   interests  in  this
Temporary  Regulation S Global  Certificate  shall be  exchangeable  for  interests in the Permanent
Regulation S Global  Certificate  upon  presentation of a certificate  substantially in the form set out in  Exhibits  to the  Agreement,  to the  effect  that it has  received  from or in respect of a person  entitled to a  Certificate  (as shown by its records) a  certificate  from such person in or substantially  in the  form as set out in the  Exhibits  to the  Agreement.  On an  exchange  of the whole of this  Temporary  Regulation  S  Global  Certificate,  this  Temporary  Regulation  S Global
Certificate shall be surrendered to the Trustee.]

        Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available funds
(by wire  transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this
Certificate  at the  office or  agency  appointed  by the  Trustee  for that  purpose  in St.  Paul,
Minnesota.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The
Certificate  Principal  Balance hereof will be reduced to the extent of  distributions  allocable to principal and any Realized Losses allocable hereto.

        Any Transferee of this Certificate will be deemed to have made  representations  relating to the  permissibility  of such  transfer  under ERISA and  Section 4975  of the Code,  as described in
Section  5.02(e)(ii)  of  the  Agreement.   In  addition,  any  purported  Certificate  Owner  whose
acquisition or holding of this  Certificate  (or interest  therein) was effected in violation of the restrictions  in  Section  5.02(e)(ii)  of the  Agreement  shall  indemnify  and hold  harmless  the
Depositor,  the Trustee,  the Master Servicer,  any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

        This  Certificate  is one of a duly  authorized  issue of  Certificates  issued  in  several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited in right of payment to certain  collections  and  recoveries respecting the Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer  funds are advanced  with respect to any Mortgage  Loan,  such advance is reimbursable  to the  Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been  distributable  to
Certificateholders.

        As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of  Certificateholders  may be made by the Master Servicer from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including without  limitation  reimbursement  to the  Depositor and the Master  Servicer of advances  made, or certain expenses incurred, by either of them.

        The  Agreement  permits,  with certain  exceptions  therein  provided,  the amendment of the
Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of Certificates evidencing  in the  aggregate  not  less  than  66% of the  Percentage  Interests  of each  Class of
Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and binding on such Holder and upon all future  holders of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in exchange  herefor or in lieu hereof  whether or not  notation  of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the amendment  thereof  in  certain  circumstances  without  the  consent  of the  Holders of any of the
Certificates  and,  in certain  additional  circumstances,  without  the  consent of the  Holders of certain Classes of Certificates.

        As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender of this
Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in
St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and there upon one or more new  Certificates  of  authorized  denominations  evidencing  the  same  Class  and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration  of transfer or exchange,  but the
Trustee  may  require  payment of a sum  sufficient  to cover any tax or other  governmental  charge payable in connection therewith.

        The Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the  Depositor,  the Master  Servicer,  the  Trustee or any such agent  shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and  construed  in  accordance  with the laws of the
State of New York.

        The obligations  created by the Agreement in respect of the  Certificates and the Trust Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the disposition  of all  property  acquired  upon  foreclosure  or deed in  lieu of  foreclosure  of any
Mortgage  Loan,  and (ii) the purchase by the Master  Servicer  from the Trust Fund of all remaining
Mortgage Loans and all property acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the
Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off Date Balance.

        Unless the  certificate  of  authentication  hereon  has been  executed  by the  Certificate
Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:________________________________
                                                      Authorized Signatory

Dated:_____________________

                                   CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                             ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial interest  evidenced  by  the  within  Trust  Certificate  and  hereby  authorizes  the  transfer  of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We)  further  direct  the  Certificate  Registrar  to issue a new  Certificate  of a like denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:
_____________________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ____________________________________
                                                   Signature Guaranteed

                                     DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall  be  made,  by wire  transfer  or  otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of __________________________________________________________________________
account number ______________________________________________________________________________
or, if mailed by check, to __________________________________________________________________

        Applicable statements should be mailed to:___________________________________________.

        This  information  is provided by  ___________________________________,  the assignee  named above, or ______________________________, as its agent.

                                                                                           EXHIBIT C

                                      CLASS SB-[_] CERTIFICATE

        THIS   CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  AND  CLASS M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE
PAYMENTS UNDER THE SWAP AGREEMENT.

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT  TO SUCH ACT AND  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH  ARE
EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN
ACCORDANCE  WITH THE  PROVISIONS  OF  SECTION  5.02 OF THE  POOLING  AND  SERVICING  AGREEMENT  (THE
"AGREEMENT").

        ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE  OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  THEREIN)  THAT SUCH  TRANSFEREE  IS NOT AN
EMPLOYEE  BENEFIT  PLAN  OR  OTHER  PLAN  OR  ARRANGEMENT  SUBJECT  TO  THE  PROHIBITED  TRANSACTION
PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE  CODE OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY  INVESTING  ITS  GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS USING
"PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        IF THIS  CERTIFICATE  (OR ANY INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES
NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN  THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST  PRECEDING
TRANSFEREE  THAT IS NOT A PLAN INVESTOR  SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL
RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF
THIS  CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY PAYMENTS
DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR
INTEREST  THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION 5.02(E) OF THE POOLING
AND SERVICING  AGREEMENT  SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER
SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

        NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN  MAY BE MADE  BY A  HOLDER  OF THIS
CERTIFICATE UNLESS THAT TRANSFER IS MADE PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE
1933 ACT, AND EFFECTIVE  REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE STATE SECURITIES LAWS, OR
IS MADE IN A TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,
THE AGREEMENT  PROVIDES  THAT NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A
HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE  THE UNITED  STATES TO ENTITIES  WHICH ARE NOT U.S.
PERSONS  WITHIN THE  MEANING OF  REGULATION  S UNDER THE 1933 ACT OR (II) IN  RELIANCE  ON RULE 144A
UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS ACQUIRING THIS  CERTIFICATE OR INTEREST  HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER
QUALIFIED INSTITUTIONAL BUYER.

        EACH HOLDER OF THIS CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT
IS (A) A QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL
ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER, OR (B) IT IS NOT A U.S.
PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION S PURCHASER");
AND (II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE  IS BEING  TRANSFERRED  TO IT IN A TRANSACTION  NOT
INVOLVING  ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE FUTURE IT
DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE MAY BE RESOLD,
PLEDGED OR  TRANSFERRED  ONLY IN  ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES
IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT  PURCHASES  FOR ITS OWN  ACCOUNT  (OR FOR THE  ACCOUNT OR
ACCOUNTS OF A  QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE
OR  TRANSFER  IS BEING  MADE IN  RELIANCE  ON RULE  144A,  OR  (B) IN  AN  OFFSHORE  TRANSACTION  IN
ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S.

        THE HOLDER OF THIS  CERTIFICATE  DESIRING  TO EFFECT  ANY  TRANSFER,  SALE,  PLEDGE OR OTHER
DISPOSITION  SHALL,  AND BY  ACCEPTANCE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  AGREED  TO,
INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER  SERVICER AND THE CERTIFICATE  REGISTRAR  AGAINST
ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE,  PLEDGE OR OTHER  DISPOSITION IS NOT SO EXEMPT
OR IS NOT MADE IN ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                      Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement           Percentage Interest: [__]%
and Cut-off Date:  May 1, 2006
First Distribution Date:  June 26, 2006           Aggregate Initial Certificate Principal
                                                  Balance
                                                  of the Class SB-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Certificate Principal Balance
Residential Funding Corporation                   of this Class SB-[_] Certificate:
                                                  $___________________________
Maturity Date:
__________ __, 20__

                    HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                          SERIES 2006-KS4

               evidencing a  percentage  interest in the  distributions  allocable to the Class SB-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior]  lien  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

        This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund,  and does not represent an obligation  of or interest in  Residential  Asset  Securities  Corporation,  the Master
Servicer,  the Trustee  referred to below or any of their  affiliates.  Neither this Certificate nor
the  underlying   mortgage  loans  are  guaranteed  or  insured  by  any   governmental   agency  or
instrumentality  or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
or any of their  affiliates.  None of the Depositor,  the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

        This  certifies  that [  Citigroup  Global  Markets  Inc.]  is the  registered  owner of the
Percentage  Interest  evidenced by this  Certificate  in certain  distributions  with respect to the
Trust Fund  consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate, first  [and  junior]  lien  mortgage  loans  on  one- to  four-family  residential  properties  (the
"Mortgage  Loans"),  sold by  Residential  Asset  Securities  Corporation  (hereinafter  called  the
"Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The
Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified above (the
"Agreement")  among the  Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings assigned  in the  Agreement.  This  Certificate  is  issued  under  and  is  subject  to the  terms, provisions  and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this
Certificate  is  registered  at  the  close  of  business  on the  last  Business  Day of the  month immediately  preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available
Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this
Certificate  and the amount of  interest  and  principal,  if any,  required  to be  distributed  to
Holders of Class SB-[_] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available funds
(by wire  transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this
Certificate  at the  office or  agency  appointed  by the  Trustee  for that  purpose  in St.  Paul,
Minnesota.  The Notional  Amount of this  Class SB-[_]  Certificate as of any date of  determination will be  calculated  as  described  in the  Agreement.  This  Class SB-[_]  Certificate  will accrue interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued
Certificate  Interest in the Agreement.  This  Class SB-[_]  Certificate will not accrue interest on its Certificate Principal Balance.

        Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its purchase  or holding of this  Certificate  (or  interest  therein)  that such  transferee  is not an employee  benefit  plan  or  other  plan  or  arrangement  subject  to  the  prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or
Section  4975 of the  Code or a  person  (including  an  insurance  company  investing  its  general account,  an  investment  manager,  a named  fiduciary  or a trustee  of any such plan) who is using
"plan assets" of any such plan to effect such  acquisition.  Any purported  Certificate  owner whose acquisition or holding of this  Certificate  (or interest  therein) was effected in violation of the restrictions  in Section  5.02(e) of the Pooling and Servicing  Agreement  shall  indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  and the Trust Fund from and against  any and all  liabilities,  claims,  costs or  expenses  incurred  by such  parties as a result of such acquisition or holding.

        This  Certificate  is one of a duly  authorized  issue of  Certificates  issued  in  several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited in right of payment to certain  collections  and  recoveries respecting the Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer  funds are advanced  with respect to any Mortgage  Loan,  such advance is reimbursable  to the  Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been  distributable  to
Certificateholders.

        As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate
Account  created  for the  benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than  distributions to  Certificateholders,  such purposes including without  limitation  reimbursement  to the  Depositor and the Master  Servicer of advances  made, or certain expenses incurred, by either of them.

        The  Agreement  permits,  with certain  exceptions  therein  provided,  the amendment of the
Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of Certificates evidencing  in the  aggregate  not  less  than  66% of the  Percentage  Interests  of each  Class of
Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and binding on such Holder and upon all future  holders of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in exchange  herefor or in lieu hereof  whether or not  notation  of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the amendment  thereof  in  certain  circumstances  without  the  consent  of the  Holders of any of the
Certificates  and,  in certain  additional  circumstances,  without  the  consent of the  Holders of certain Classes of Certificates.

        As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender of this
Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in
St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration  of transfer or exchange,  but the
Trustee  may  require  payment of a sum  sufficient  to cover any tax or other  governmental  charge payable in connection therewith.

        The Depositor,  the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this  Certificate is registered as the owner hereof for all purposes,  and none of the
Depositor,  the Master  Servicer,  the  Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and  construed  in  accordance  with the laws of the
State of New York.

        The obligations  created by the Agreement in respect of the  Certificates and the Trust Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the disposition  of all  property  acquired  upon  foreclosure  or deed in  lieu of  foreclosure  of any
Mortgage  Loan,  and (ii) the  purchase  by the  Holder of the Class SB  Certificates  or the Master
Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage Loans and all  property  acquired  in respect  of such  Mortgage  Loans or the  Certificates,  in either  case thereby  effecting  early  retirement  of the  Certificates.  The  Agreement  permits,  but does not require,  the  Holder of the Class SB  Certificates  or the Master  Servicer,  as  described  in the
Agreement,  (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining
Mortgage  Loans and all  property  acquired in respect of any Mortgage  Loan or (ii) to  purchase in whole, but not in part, all of the Certificates  from the Holders thereof,  provided,  that any such option  may  only  be  exercised  if the  Stated  Principal  Balance  before  giving  effect  to the distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the  Distribution
Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the
Cut-off Date Balance.

        Unless the  certificate  of  authentication  hereon  has been  executed  by the  Certificate
Registrar  by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the
Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:________________________________
                                                      Authorized Signatory

Dated:_____________________

                                   CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                             ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial interest  evidenced  by  the  within  Trust  Certificate  and  hereby  authorizes  the  transfer  of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We)  further  direct  the  Certificate  Registrar  to issue a new  Certificate  of a like denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:
_____________________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ____________________________________
                                                   Signature Guaranteed

                                     DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall  be  made,  by wire  transfer  or  otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of __________________________________________________________________________
account number ______________________________________________________________________________
or, if mailed by check, to __________________________________________________________________

        Applicable statements should be mailed to:___________________________________________.

        This  information  is provided by  ___________________________________,  the assignee  named above, or ______________________________, as its agent.

                                                                                         EXHIBIT D-1

                                  FORM OF CLASS R-[_] CERTIFICATE

        THE  CLASS R-[_]  CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING  THE AVAILABLE
DISTRIBUTION  AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND  SERVICING  AGREEMENT  REFERRED
TO HEREIN (THE "AGREEMENT").

        THIS  CLASS R-[_]   CERTIFICATE  IS  SUBORDINATE  TO  THE  CLASS A,   CLASS M  AND  CLASS SB
CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

        THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A
"REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT  TO SUCH ACT AND  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH  ARE
EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN
ACCORDANCE  WITH THE  PROVISIONS  OF  SECTION  5.02 OF THE  POOLING  AND  SERVICING  AGREEMENT  (THE
"AGREEMENT").

        ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE  OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  THEREIN)  THAT SUCH  TRANSFEREE  IS NOT AN
EMPLOYEE  BENEFIT  PLAN  OR  OTHER  PLAN  OR  ARRANGEMENT  SUBJECT  TO  THE  PROHIBITED  TRANSACTION
PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE  CODE OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY  INVESTING  ITS  GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS USING
"PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        IF THIS  CERTIFICATE  (OR ANY INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES
NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN  THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST  PRECEDING
TRANSFEREE  THAT IS NOT A PLAN INVESTOR  SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL
RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF
THIS  CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY PAYMENTS
DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR
INTEREST  THEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION 5.02(E) OF THE POOLING
AND SERVICING  AGREEMENT  SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER
SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

        ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1)
SUCH  TRANSFEREE IS NOT (A) THE  UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY
POSSESSION OF THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER
THAN AN  INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND
EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT SELECTED BY SUCH  GOVERNMENTAL
UNIT), (B) A FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF  EITHER  OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN  SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE
CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING
THE TAX  IMPOSED  BY  SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC  AND  TELEPHONE  COOPERATIVES  DESCRIBED  IN  SECTION  1381(A)(2)(C)  OF THE  CODE,  (E) AN
ELECTING  LARGE  PARTNERSHIP  UNDER  SECTION  775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE
FOREGOING  CLAUSES  (A),  (B),  (C),  (D)  OR  (E)  BEING  HEREIN  REFERRED  TO  AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS
TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL
CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
REGISTRATION  IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE OR  OTHER  DISPOSITION  OF THIS
CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN  AGENT  OF A  DISQUALIFIED  ORGANIZATION,  SUCH
REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL
NOT BE DEEMED TO BE A CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO,
THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE
OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-[__]-1                          Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement           Master Servicer:
and Cut-off Date:  May 1, 2006                    Residential Funding Corporation

                    HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                          SERIES 2006-KS4

               evidencing a  percentage  interest in the  distributions  allocable to the Class R-[_]  Certificates  with respect to a Trust Fund consisting primarily  of  mortgage  loans  on  one-  to  four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

        This  Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer, the
Trustee  referred to below or any of their  affiliates.  Neither this Certificate nor the underlying
Mortgage  Loans are  guaranteed  or  insured by any  governmental  agency or  instrumentality  or by
Residential  Asset  Securities  Corporation,  the  Master  Servicer,  the  Trustee  or any of  their affiliates.  None of the Depositor,  the Master  Servicer or any of their  affiliates  will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

        This  certifies  that  [Residential  Funding  Corporation]  is the  registered  owner of the
Percentage  Interest  evidenced by this  Certificate  in certain  distributions  with respect to the
Trust Fund  consisting  primarily of a pool of  adjustable  rate,  first [and junior] lien  mortgage loans on one- to four-family  residential  properties  (the "Mortgage  Loans"),  sold by Residential
Asset  Securities  Corporation   (hereinafter  called  the  "Depositor,"  which  term  includes  any successor  entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a
Pooling and Servicing  Agreement dated as specified above (the "Agreement) among the Depositor,  the
Master  Servicer  and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined herein,  the  capitalized  terms used  herein have the  meanings  assigned  in the  Agreement.  This
Certificate  is  issued  under  and is  subject  to the  terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this
Certificate  is  registered  at  the  close  of  business  on the  last  Business  Day of the  month immediately  preceding  the  month of such  distribution  (the  "Record  Date"),  from  the  related
Available  Distribution  Amount  in an  amount  equal  to the  product  of the  Percentage  Interest evidenced by this  Certificate  and, the amount of interest and  principal,  if any,  required to be distributed to the Holders of Class R-[_] Certificates on such Distribution Date.

        Each  Holder  of this  Certificate  will  be  deemed  to  have  agreed  to be  bound  by the restrictions  set forth in the  Agreement  to the effect that (i) each person  holding or  acquiring any  Ownership  Interest  in this  Certificate  must  be a  United  States  Person  and a  Permitted
Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be  conditioned upon the  delivery to the Trustee of,  among other  things,  an affidavit to the effect that it is a
United  States  Person and Permitted  Transferee,  (ii) any  attempted or purported  transfer of any
Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person other than a
United  States  Person  and  a  Permitted   Transferee  acquires  any  Ownership  Interest  in  this
Certificate  in violation of such  restrictions,  then the Master  Servicer will have the right,  in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser selected by the Master Servicer,  which purchaser may be the Master Servicer,  or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this
Certificate  at the  office or  agency  appointed  by the  Trustee  for that  purpose  in St.  Paul,
Minnesota.  The Holder of this  Certificate  may have  additional  obligations  with respect to this
Certificate, including tax liabilities.

        No  transfer of this  Class R-[_]  Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i) the  Trustee  or the  Depositor  may  require  an  opinion  of counsel acceptable to and in form and  substance  satisfactory  to the Trustee and the  Depositor  that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor) from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall,  and does  hereby  agree  to,  indemnify  the  Trustee,  the  Depositor,  the  Master  Servicer  and  the
Certificate  Registrar  acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its purchase  or holding of this  Certificate  (or  interest  therein)  that such  transferee  is not an employee  benefit  plan  or  other  plan  or  arrangement  subject  to  the  prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or
Section  4975 of the  Code or a  person  (including  an  insurance  company  investing  its  general account,  an  investment  manager,  a named  fiduciary  or a trustee  of any such plan) who is using
"plan assets" of any such plan to effect such acquisition.

        This  Certificate  is one of a duly  authorized  issue of  Certificates  issued  in  several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited in right of payment to certain  collections  and  recoveries respecting the Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer  funds are advanced  with respect to any Mortgage  Loan,  such advance is reimbursable  to the  Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related recoveries  on such  Mortgage  Loan or from  other  cash  that  would  have  been  distributable  to
Certificateholders.

        As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate
Account  created  for the  benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than  distributions to  Certificateholders,  such purposes including without  limitation  reimbursement  to the  Depositor and the Master  Servicer of advances  made, or certain expenses incurred, by either of them.

        The  Agreement  permits,  with certain  exceptions  therein  provided,  the amendment of the
Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of Certificates evidencing  in the  aggregate  not  less  than  66% of the  Percentage  Interests  of each  Class of
Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this  Certificate  shall be conclusive  and binding on such Holder and upon all future  holders of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in exchange  herefor or in lieu hereof  whether or not  notation  of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the amendment  thereof  in  certain  circumstances  without  the  consent  of the  Holders of any of the
Certificates  and,  in certain  additional  circumstances,  without  the  consent of the  Holders of certain Classes of Certificates.

        As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender of this
Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in
St. Paul,  Minnesota,  duly endorsed by, or  accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

        No service charge will be made for any such  registration  of transfer or exchange,  but the
Trustee  may  require  payment of a sum  sufficient  to cover any tax or other  governmental  charge payable in connection therewith.

        The Depositor,  the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this  Certificate is registered as the owner hereof for all purposes,  and none of the
Depositor,  the Master  Servicer,  the  Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and  construed  in  accordance  with the laws of the
State of New York.

        The obligations  created by the Agreement in respect of the  Certificates and the Trust Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

        Unless the  certificate  of  authentication  hereon  has been  executed  by the  Certificate
Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                   By:________________________________
                                                      Authorized Signatory

Dated:_____________________

                                   CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                             ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial interest  evidenced  by  the  within  Trust  Certificate  and  hereby  authorizes  the  transfer  of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We)  further  direct  the  Certificate  Registrar  to issue a new  Certificate  of a like denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:
_____________________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   ____________________________________
                                                   Signature Guaranteed

                                     DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall  be  made,  by wire  transfer  or  otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of __________________________________________________________________________
account number ______________________________________________________________________________
or, if mailed by check, to __________________________________________________________________

        Applicable statements should be mailed to:___________________________________________.

        This  information  is provided by  ___________________________________,  the assignee  named above, or ______________________________, as its agent.

                                                                                           EXHIBIT E

                                    FORM OF CUSTODIAL AGREEMENT

        THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time, the "Agreement"), dated as of May 1, 2006, by and among U.S.  BANK NATIONAL  ASSOCIATION,  as trustee  (including  its successors under the Pooling Agreement  defined below, the "Trustee"),  RESIDENTIAL ASSET SECURITIES
CORPORATION  (together  with  any  successor  in  interest,  the  "Company"),   RESIDENTIAL  FUNDING
CORPORATION,  as master  servicer  (together  with any successor in interest or successor  under the
Pooling  Agreement  referred  to below,  the  "Master  Servicer")  and WELLS  FARGO  BANK,  NATIONAL
ASSOCIATION  (together  with any successor in interest or any  successor  appointed  hereunder,  the
"Custodian").

                                    W I T N E S S E T H T H A T:

        WHEREAS, the Company,  the Master Servicer,  and the Trustee have entered into a Pooling and
Servicing  Agreement,  dated as of May 1,  2006,  relating  to the  issuance  of  Residential  Asset
Securities  Corporation,  Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
2006-KS4 (as in effect on the date of this  Agreement,  the  "Original  Pooling  Agreement,"  and as
amended and supplemented from time to time, the "Pooling Agreement"); and

        WHEREAS,  the  Custodian  has agreed to act as agent for the  Trustee  for the  purposes  of receiving  and holding  certain  documents  and other  instruments  delivered by the Company and the
Master  Servicer under the Pooling  Agreement,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

        NOW,  THEREFORE,  in  consideration  of the premises and the mutual covenants and agreements hereinafter  set forth,  the Trustee,  the Company,  the Master  Servicer and the  Custodian  hereby agree as follows:

ARTICLE I......

                                            Definitions

        Capitalized  terms used in this  Agreement  and not defined  herein  shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II.....

                                   Custody of Mortgage Documents

Section 2.1....Custodian  to Act as  Agent:  Acceptance  of  Mortgage  Files.  The  Company  and the
Master Servicer hereby direct the Trustee to appoint Wells Fargo Bank,  National  Association as the
Custodian  hereunder.  The  Custodian,  as the  duly  appointed  agent  of  the  Trustee  for  these purposes,  acknowledges  receipt of the Mortgage Files relating to the Mortgage Loans  identified on the schedule  attached  hereto (the  "Mortgage  Files") and declares that it holds and will hold the
Mortgage  Files as agent for the  Trustee,  in trust,  for the use and  benefit of all  present  and future Certificateholders.

Section 2.2....Recordation  of  Assignments.  If any Mortgage File includes one or more  assignments of the related  Mortgages to the Trustee that have not been recorded,  each such assignment shall be delivered  by the  Custodian  to the  Company  for the purpose of  recording  it in the  appropriate public office for real property  records,  and the Company,  at no expense to the  Custodian,  shall promptly cause to be recorded in the appropriate  public office for real property  records each such assignment and, upon receipt  thereof from such public office,  shall return each such assignment to the Custodian.

Section 2.3....Review of Mortgage Files.

(a)     On or prior to the  Closing  Date,  the  Custodian  shall  deliver to the Trustee an Initial
Certification  in the form annexed hereto as Exhibit One  evidencing  receipt of a Mortgage File for each  Mortgage Loan listed on the Schedule  attached  hereto (the  "Mortgage  Loan  Schedule").  The parties  hereto  acknowledge  that certain  documents  referred to in  Subsection  2.01(b)(i) of the
Pooling  Agreement may be missing on or prior to the Closing Date and such missing  documents  shall be listed as a Schedule to Exhibit One.

(b)     Within  45  days  after  the  Closing  Date,  the  Custodian  agrees,  for  the  benefit  of
Certificateholders,  to  review  each  Mortgage  File  and to  deliver  to the  Trustee  an  Interim
Certification  in the form annexed  hereto as Exhibit Two to the effect that all documents  required to be  delivered  pursuant to  Section 2.01  (b) of the Pooling  Agreement  have been  executed  and received  and that such  documents  relate to the Mortgage  Loans  identified  on the Mortgage  Loan
Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
For  purposes of such  review,  the  Custodian  shall  compare  the  following  information  in each
Mortgage File to the corresponding  information in the Mortgage Loan Schedule:  (i) the loan number,
(ii) the borrower  name and (iii) the  original  principal  balance.  In the event that any Mortgage
Note or  Assignment  of Mortgage has been  delivered to the  Custodian by the Company in blank,  the
Custodian,  upon the  direction of the Company,  shall cause each such  Mortgage Note to be endorsed to the Trustee and each such  Assignment  of  Mortgage  to be  completed  in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the  documents  required to be delivered  pursuant to  Section 2.01(c)  of the Pooling
Agreement,  the Custodian  agrees,  for the benefit of the  Certificateholders,  to review each such document,  and upon the  written  request  of the  Trustee  to  deliver  to the  Trustee  an updated
Schedule A to the Interim  Certification.  The  Custodian  shall be under no duty or  obligation  to inspect,  review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable,  or appropriate  for the  represented  purpose or that they have  actually  been  recorded or that they are other than what they purport to be on their face, or that the MIN is accurate.  If in performing the review  required by this  Section 2.3  the Custodian finds any document or documents  constituting  a part of a Mortgage  File to be missing or defective in respect of the items reviewed as described in this  Section 2.3(b),  the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

(c)     Upon receipt of all  documents  required to be in the  Mortgage  Files the  Custodian  shall deliver  to the  Trustee  a  Final  Certification  in the  form  annexed  hereto  as  Exhibit  Three evidencing the completeness of the Mortgage Files.

        Upon receipt of written request from the Trustee,  the Company or the Master  Servicer,  the
Custodian  shall as soon as  practicable  supply  the  Trustee  with a list of all of the  documents relating to the Mortgage Loans required to be delivered  pursuant to  Section 2.01(b) of the Pooling
Agreement not then contained in the Mortgage Files.

Section 2.4....Notification  of  Breaches  of  Representations  and  Warranties.  If  the  Custodian
discovers,  in the course of performing its custodial  functions,  a breach of a  representation  or warranty  made by the Master  Servicer  or the Company as set forth in the  Pooling  Agreement  with respect to a Mortgage Loan relating to a Mortgage  File,  the  Custodian  shall give prompt  written notice to the Company, the Master Servicer and the Trustee.

Section 2.5....Custodian  to  Cooperate:   Release  of  Mortgage  Files.   Upon  the  repurchase  or
substitution  of any Mortgage Loan  pursuant to  Article II  of the Pooling  Agreement or payment in full of any Mortgage Loan, or the receipt by the Master  Servicer of a notification  that payment in full  will be  escrowed  in a  manner  customary  for  such  purposes,  the  Master  Servicer  shall immediately  notify the  Custodian by delivering to the Custodian a Request for Release (in the form of  Exhibit  Four  attached  hereto or a  mutually  acceptable  electronic  form) and shall  request delivery  to it of the  Mortgage  File.  The  Custodian  agrees,  upon  receipt of such  Request for
Release,  promptly to release to the Master  Servicer the related  Mortgage File.  Upon receipt of a
Request for Release from the Master  Servicer,  signed by a Servicing  Officer,  that (i) the Master
Servicer or a Subservicer,  as the case may be, has made a deposit into the  Certificate  Account in payment for the purchase of the related  Mortgage Loan in an amount equal to the Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to  substitute a Qualified  Substitute  Mortgage
Loan for such  Mortgage  Loan,  the  Custodian  shall  release to the Master  Servicer  the  related
Mortgage File. Upon written  notification  of a  substitution,  the Master Servicer shall deliver to
the  Custodian  and  the  Custodian   agrees  to  accept  the  Mortgage  Note  and  other  documents constituting  the  Mortgage  File with  respect to any  Qualified  Substitute  Mortgage  Loan,  upon receiving written notification from the Master Servicer of such substitution.

        From time to time as is appropriate  for the servicing or foreclosures of any Mortgage Loan, including,  for this purpose,  collection  under any Primary  Insurance  Policy or any Mortgage Pool
Insurance  Policy,  the  Master  Servicer  shall  deliver to the  Custodian  a Request  for  Release certifying as to the reason for such release.  Upon receipt of the  foregoing,  the Custodian  shall deliver the Mortgage File or such document to the Master  Servicer.  All Mortgage  Files so released to the Master  Servicer  shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the  Custodian  when the need therefor by the Master
Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation
Proceeds  relating to the Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the
Mortgage File or such document has been  delivered to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of  initiating  or pursuing  legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or  non-judicially,  and the Master  Servicer has  delivered  to the  Custodian  an updated  Request for Release  signed by a
Servicing  Officer  certifying  as to the name and address of the Person to which such Mortgage File or such  document  was  delivered  and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Mortgage File returned to the Custodian by the Master  Servicer,  the Custodian shall deliver a signed acknowledgement to the Master Servicer, confirming receipt of such Mortgage File.

        Upon the  written  request of the Master  Servicer,  the  Custodian  will send to the Master
Servicer copies of any documents contained in the Mortgage File.

Section 2.6    Assumption  Agreements.  In the event that any assumption  agreement or  substitution of liability  agreement is entered into with respect to any Mortgage Loan subject to this  Agreement in accordance  with the terms and  provisions of the Pooling  Agreement,  the Master  Servicer shall notify  the  Custodian  that  such  assumption  or  substitution  agreement  has been  completed  by forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related  Mortgage  File and, for all  purposes,  shall be  considered a part of such
Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

                                      Concerning the Custodian

Section 3.1....Custodian a Bailee and Agent of the  Trustee.  With  respect to each  Mortgage  Note,
Mortgage and other documents  constituting  each Mortgage File which are delivered to the Custodian, the Custodian is  exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage  for the benefit of any person  other than the  Trustee,  holds such documents  for the benefit of  Certificateholders  and  undertakes  to perform  such duties and only such  duties as are  specifically  set forth in this  Agreement.  Except  upon  compliance  with the provisions  of  Section 2.5  of this  Agreement,  no  Mortgage  Note,  Mortgage  or  other  document constituting  a part of a Mortgage  File shall be delivered  by the  Custodian to the Company or the
Master Servicer or otherwise released from the possession of the Custodian.

        The Master  Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS,  or if it  otherwise  shall no longer be  capable  of  registering  and  recording
Mortgage  Loans  using  MERS.  In  addition,  the  Master  Servicer  shall  (i) promptly  notify the
Custodian in writing  when a MERS  Mortgage  Loan is no longer  registered  with and recorded  under
MERS and  (ii) concurrently  with any such deregistration of a MERS Mortgage Loan, prepare,  execute and record an  original  assignment  from MERS to the Trustee and  deliver  such  assignment  to the
Custodian.

Section 3.2    Indemnification.  The  Company  hereby  agrees to  indemnify  and hold the  Custodian harmless from and against all claims,  liabilities,  losses, actions, suits or proceedings at law or in equity,  or any other expenses,  fees or charges of any character or nature,  which the Custodian may incur or with which the Custodian  may be threatened by reason of its acting as custodian  under this Agreement,  including indemnification of the Custodian against any and all expenses,  including attorney's  fees if counsel for the  Custodian  has been  approved by the  Company,  and the cost of defending any action,  suit or  proceedings or resisting any claim.  Notwithstanding  the foregoing, it is  specifically  understood  and  agreed  that in the event  any such  claim,  liability,  loss, action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent  act,  negligent  failure to act or willful  misconduct on the part of the  Custodian,  or which shall constitute a willful breach of its duties hereunder,  the indemnification  provisions of this Agreement shall not apply.

Section 3.3    Custodian  May  Own  Certificates.  The  Custodian  in its  individual  or any  other capacity  may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

Section 3.4    Master  Servicer  to  Pay  Custodian's   Fees  and  Expenses.   The  Master  Servicer
covenants  and  agrees  to pay to the  Custodian  from  time to  time,  and the  Custodian  shall be entitled  to,  reasonable  compensation  for  all  services  rendered  by it  in  the  exercise  and performance  of any of the powers and duties  hereunder of the  Custodian,  and the Master  Servicer shall pay or reimburse the Custodian  upon its request for all  reasonable  expenses,  disbursements and advances  incurred or made by the  Custodian in  accordance  with any of the  provisions of this
Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5....Custodian  May Resign;  Trustee May Remove  Custodian.  The Custodian may resign from the  obligations  and duties  hereby  imposed upon it as such  obligations  and duties relate to its acting as Custodian of the Mortgage Loans.  Upon receiving such notice of  resignation,  the Trustee shall  either  take  custody of the  Mortgage  Files  itself and give prompt  notice  thereof to the
Company,  the Master  Servicer  and the  Custodian,  or promptly  appoint a successor  Custodian  by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning
Custodian  and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of the  Mortgage  Files and no  successor  Custodian  shall have been so  appointed  and have  accepted appointment within 30 days after the giving of such notice of resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

        The  Trustee,  at the  direction  of the Master  Servicer  and the  Company,  may remove the
Custodian at any time. In such event,  the Trustee shall  appoint,  or petition a court of competent jurisdiction  to appoint,  a successor  Custodian  hereunder.  Any  successor  Custodian  shall be a depository  institution  subject to supervision  or  examination  by federal or state  authority and shall be able to satisfy the other  requirements  contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

        Any  resignation  or removal of the  Custodian  and  appointment  of a  successor  Custodian pursuant to any of the provisions of this  Section 3.5  shall become  effective  upon  acceptance of appointment  by the  successor  Custodian.  The Trustee  shall give prompt notice to the Company and the Master Servicer of the appointment of any successor  Custodian.  No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

Section 3.6....Merger or  Consolidation  of  Custodian.  Any Person into which the  Custodian may be merged or converted or with which it may be  consolidated,  or any Person resulting from any merger, conversion or  consolidation  to which the Custodian shall be a party,  or any Person  succeeding to the business of the  Custodian,  shall be the  successor  of the  Custodian  hereunder,  without the execution  or filing  of any  paper or any  further  act on the part of any of the  parties  hereto, anything  herein to the  contrary  notwithstanding;  provided  that such  successor  is a depository institution  subject to  supervision  or  examination  by federal or state  authority and is able to satisfy  the other  requirements  contained  in  Section 3.7  and is  unaffiliated  with the  Master
Servicer or the Company.

Section 3.7....Representations  of the  Custodian.  The  Custodian  hereby  represents  that it is a depository  institution  subject to supervision or examination by a federal or state authority,  has a combined  capital  and  surplus of at least  $15,000,000  and is  qualified  to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV.....

                                   Compliance with Regulation AB

Section 4.1....Intent of the  Parties;  Reasonableness.  The parties  hereto  acknowledge  and agree that the purpose of this  Article IV is to facilitate  compliance by the Company with the provisions of  Regulation  AB and related  rules and  regulations  of the  Commission.  The  Company  shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good faith,  or for  purposes  other than  compliance  with the  Securities  Act,  the
Exchange  Act and the rules and  regulations  of the  Commission  under the  Securities  Act and the
Exchange Act. Each of the parties hereto  acknowledges that  interpretations  of the requirements of
Regulation  AB  may  change  over  time,  whether  due  to  interpretive  guidance  provided  by the
Commission or its staff,  consensus among participants in the  mortgage-backed  securities  markets, advice of counsel,  or  otherwise,  and agrees to comply with  requests  made by the Company in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations of  Regulation  AB. The  Custodian  shall  cooperate  reasonably  with the Company to deliver to the
Company  (including  any of its  assignees  or  designees),  any  and  all  disclosure,  statements, reports,  certifications,  records and any other information necessary in the reasonable, good faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 4.2....Additional Representations and Warranties of the Custodian.

(a)     The  Custodian  hereby  represents  and warrants  that the  information  set forth under the caption "Pooling and Servicing  Agreement--Custodial  Arrangements"  (the "Custodian  Disclosure") in
the  preliminary  prospectus  supplement  relating  to the  Certificates  and the  final  prospectus supplement  relating to the  Certificates  does not contain any untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or  necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)     The Custodian  shall be deemed to represent to the Company as of the date hereof and on each date on which  information is provided to the Company under  Section 4.3  that,  except as disclosed in writing to the Company prior to such date:  (i) there are no aspects of its  financial  condition that could have a material  adverse  effect on the  performance  by it of its Custodian  obligations under this Agreement or any other Securitization  Transaction as to which it is the custodian;  (ii)
there are no  material  legal or  governmental  proceedings  pending  (or known to be  contemplated)
against it; and (iii)  there are no  affiliations,  relationships  or  transactions  relating to the
Custodian  with  respect  to  the  Company  or  any  sponsor,  issuing  entity,  servicer,  trustee, originator,  significant  obligor,  enhancement or support  provider or other  material  transaction party  (as  such  terms  are used in  Regulation  AB)  relating  to the  Securitization  Transaction contemplated  by the  Agreement,  as identified by the Company to the Custodian in writing as of the
Closing Date (each, a "Transaction Party").

(c)     If so requested by the Company on any date following the Closing Date, the Custodian  shall, within  five  Business  Days  following  such  request,  confirm  in  writing  the  accuracy  of the representations  and  warranties  set  forth  in  paragraph  (a) of  this  Section or,  if any  such representation  and  warranty  is  not  accurate  as of  the  date  of  such  confirmation,  provide reasonably  adequate  disclosure of the pertinent  facts, in writing,  to the requesting  party. Any such request from the Company  shall not be given more than once each calendar  quarter,  unless the
Company  shall have a  reasonable  basis for a  determination  that any of the  representations  and warranties may not be accurate.

Section 4.3....Additional  Information  to Be  Provided  by  the  Custodian.  For  so  long  as  the
Certificates  are  outstanding,  for the purpose of satisfying  the Company's  reporting  obligation under the Exchange Act with respect to any class of  Certificates,  the  Custodian  shall (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending against the
Custodian  that would be  material to  Certificateholders,  and (b) provide to the Company a written description  of such  proceedings.  Any notices and  descriptions  required  under this  Section 4.3 shall be given no later  than five  Business  Days prior to the  Determination  Date  following  the month in which the  Custodian  has  knowledge of the  occurrence  of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D  or  Form 10-K  with respect to the  Certificates,  the  Custodian  will be  deemed to  represent  that any  information  previously provided  under this  Section 4.3,  if any, is  materially  correct  and does not have any  material omissions  unless the  Custodian  has provided an update to such  information.  For purposes of this
Section 4.3,  "Determination  Date" shall mean, with respect to any Distribution  Date, the 20th day
(or if such 20th day is not a Business Day, the Business Day  immediately  following  such 20th day)
of the month of the related  Distribution Date and  "Distribution  Date" shall mean, the 25th day of any month  beginning  in March 2006 or, if such 25th day is not a Business  Day,  the  Business  Day immediately following such 25th day.

Section 4.4....Report on  Assessment of Compliance  and  Attestation.  On or before March 15 of each calendar year, the Custodian shall:

(a)     deliver  to the  Company a report  (in form and  substance  reasonably  satisfactory  to the
Company)  regarding the Custodian's  assessment of compliance with the Servicing Criteria during the immediately  preceding  calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such  report  shall be  addressed  to the Company and signed by an authorized  officer of the Custodian,  and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)     deliver  to  the  Company  a  report  of a  registered  public  accounting  firm  reasonably acceptable  to the Company that attests to, and reports on, the  assessment  of  compliance  made by the Custodian  and  delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation  S-X under the  Securities Act and the
Exchange Act.

Section 4.5....Indemnification; Remedies.

(a)     The  Custodian  shall  indemnify  the Company,  each  affiliate  of the Company,  the Master
Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the
Certificates  or each Person who controls any of such parties  (within the meaning of  Section 15 of the  Securities  Act and  Section 20 of the Exchange  Act);  and the  respective  present and former directors,  officers,  employees  and agents of each of the  foregoing,  and shall hold each of them harmless  from and  against any  losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A)                  any untrue  statement  of a material  fact  contained  or alleged to be contained in the Custodian  Disclosure  and any  information,  report,  certification,  accountants'
attestation  or other  material  provided  under this  Article IV  by or on behalf of the  Custodian
(collectively,  the "Custodian  Information"),  or (B) the omission or alleged  omission to state in the Custodian  Information a material  fact  required to be stated in the Custodian  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading; or

(ii)    any  failure  by  the  Custodian  to  deliver  any   information,   report,   certification,
accountants' attestation or other material when and as required under this Article IV.

(b)     In the case of any failure of performance  described in clause (ii) of  Section 4.5(a),  the
Custodian shall promptly  reimburse the Company for all costs reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants' letter or other material not delivered as required by the Custodian.

ARTICLE V......

                                      Miscellaneous Provisions

Section 5.1....Notices.  All  notices,  requests,  consents  and  demands  and other  communications required under this Agreement or pursuant to any other  instrument or document  delivered  hereunder shall be in writing and, unless otherwise  specifically  provided,  may be delivered personally,  by telegram or telex, or by registered or certified mail,  postage prepaid,  return receipt  requested, at the addresses  specified on the signature  page hereof (unless  changed by the  particular  party whose  address  is stated  herein by similar  notice in  writing);  in each case the notice  will be deemed delivered when received.

Section 5.2....Amendments.  No  modification  or amendment of or supplement to this Agreement  shall be valid or effective  unless the same is in writing and signed by all parties  hereto,  and none of the Company,  the Master  Servicer or the Trustee shall enter into any amendment of or supplement to this Agreement  except as permitted by the Pooling  Agreement.  The Trustee shall give prompt notice to the Custodian of any  amendment or supplement to the Pooling  Agreement and furnish the Custodian with written copies thereof.

Section 5.3....GOVERNING LAW. THIS  AGREEMENT  WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH
THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER
THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5.4....Recordation  of  Agreement.   To  the  extent   permitted  by  applicable  law,  this
Agreement is subject to recordation in all appropriate  public offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public recording office or elsewhere, such  recordation  to be effected by the Master  Servicer  and at its  expense on  direction  by the
Trustee (pursuant to the request of holders of Certificates  evidencing  undivided  interests in the aggregate  of not less  than 25% of the  Trust  Fund),  but only upon  direction  accompanied  by an
Opinion of Counsel  reasonably  satisfactory  to the Master  Servicer to the effect that the failure to effect such  recordation  is likely to  materially  and  adversely  affect the  interests  of the
Certificateholders.

        For the purpose of  facilitating  the  recordation of this Agreement as herein  provided and for other purposes,  this Agreement may be executed  simultaneously  in any number of  counterparts, each of  which  counterparts  shall  be  deemed  to be an  original,  and  such  counterparts  shall constitute but one and the same instrument.

Section 5.5....Severability  of  Provisions.  If any  one or  more  of  the  covenants,  agreements, provisions or terms of this Agreement  shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions  or terms of this  Agreement  and shall in no way  affect  the  validity  or enforceability  of the other  provisions of this Agreement or of the  Certificates  or the rights of the holders thereof.

                                [Signatures begin on following page]

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                           U.S. BANK NATIONAL ASSOCIATION,
                                                  as Trustee
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
                                                  By:
Attention:    Structured   Finance/RASC   Series  Name:
           2006-KS4                               Title:
Address:                                           RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                      By:
                                                  Name:   Joseph Orning
                                                   Title: Vice President

Address:                                           RESIDENTIAL  FUNDING  CORPORATION,  as Master
                                                  Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                  By:
                                                  Name:    Christopher Martinez
                                                   Title:  Associate

Address:                                           WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  as
                                                  Custodian
Mortgage Document Custody
One Meridian Crossings - LL
Richfield, Minnesota 55423
                                                  By:
                                                  Name:
                                                   Title:               Assistant Vice President

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF RAMSEY                    )

               On the ____ day of  May 2006,  before  me, a  notary  public  in and for said  State,
personally  appeared  _____________,   known  to  me  to  be  a  _________  of  U.S.  BANK  NATIONAL
ASSOCIATION,  a national banking association that executed the within instrument,  and also known to me  to be  the  person  who  executed  it  on  behalf  of  said  national  banking  association  and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                   ___________________________________
                                                                     Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             )ss.:
COUNTY OF HENNEPIN           )

               On the ____ day of  May 2006,  before  me, a  notary  public  in and for said  State, personally  appeared  ___________________,  known to me to be a ______________  of Residential Asset
Securities  Corporation.,  one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                   ___________________________________
                                                                     Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             )ss.:
COUNTY OF HENNEPIN           )

               On the ____ day of  May 2006,  before  me, a  notary  public  in and for said  State, personally appeared  ___________________,  known to me to be a ______________ of Residential Funding
Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                   ___________________________________
                                                                     Notary Public

[Notarial Seal]

STATE OF                            )
                                    )ss.:
COUNTY OF                           )

               On the ____ day of  May 2006,  before  me, a  notary  public  in and for said  State, personally  appeared  ______________________,  known  to me  to be a  ______________________________
Wells Fargo Bank,  National  Association,  one of the entities that executed the within  instrument, and  also  known  to me to be the  person  who  executed  it on  behalf  of  said  national  banking association,  and  acknowledged  to me that such national  banking  association  executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                   ____________________________________
                                                                     Notary Public

[Notarial Seal]

                                            EXHIBIT ONE

                                         FORM OF CUSTODIAN
                                       INITIAL CERTIFICATION

                                           May ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RASC Series 2006-KS4

               Re:    Custodial  Agreement,  dated  as of  May  1,  2006,  by and  among  U.S.  Bank
                      National Association,  Residential Asset Securities  Corporation,  Residential
                      Funding  Corporation and Wells Fargo Bank, National  Association,  relating to
                      Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS4

Ladies and Gentlemen:

               In  accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  and subject to Section 2.02 of the Pooling Agreement,  the undersigned,  as Custodian,  hereby certifies that it has received a Mortgage File (which  contains an original  Mortgage Note or an original Lost
Note Affidavit with a copy of the related  Mortgage Note) to the extent required in  Section 2.01(b)
of the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized  words  and  phrases  used  herein  shall  have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By:________________________________
                                                   Name:______________________________
                                                   Title:_______________________________

                                            EXHIBIT TWO

                              FORM OF CUSTODIAN INTERIM CERTIFICATION

                                           May ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS4

               Re:    Custodial  Agreement,  dated  as of  May  1,  2006,  by and  among  U.S.  Bank
                      National Association,  Residential Asset Securities  Corporation,  Residential
                      Funding  Corporation and Wells Fargo Bank, National  Association,  relating to
                      Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS4

Ladies and Gentlemen:

               In  accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  the undersigned,  as  Custodian,  hereby  certifies  that it has received a Mortgage  File to the extent required  pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage Loan
Schedule and has determined  that:  all required  documents have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage Loan  Schedule,  with any exceptions listed on Schedule A attached hereto.

               Capitalized  words  and  phrases  used  herein  shall  have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By:________________________________
                                                   Name:______________________________
                                                   Title:_______________________________

                                           EXHIBIT THREE

                               FORM OF CUSTODIAN FINAL CERTIFICATION

                                           May ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS4

               Re:    Custodial  Agreement,  dated  as of  May  1,  2006,  by and  among  U.S.  Bank
                      National Association,  Residential Asset Securities  Corporation,  Residential
                      Funding  Corporation and Wells Fargo Bank, National  Association,  relating to
                      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS4

Ladies and Gentlemen:

               In  accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby  certifies  that it has received a Mortgage File with respect to each  Mortgage  Loan listed in the Mortgage  Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined  that: all required  documents  referred to in Section
2.01(b) of the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized  words  and  phrases  used  herein  shall  have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By:________________________________
                                                   Name:______________________________
                                                   Title:_______________________________

                                            EXHIBIT FOUR

                                    FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection with the  administration  of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in  connection  with such  payments which are  required to be  deposited  have been or will be so  deposited  as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should retain this form for your files in  accordance  with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents:          [ ] Promissory Note
                                            [ ] Primary Insurance Policy
                                            [ ] Mortgage or Deed of Trust
                                            [ ] Assignment(s) of Mortgage or Deed of Trust
                                            [ ] Title Insurance Policy
                                            [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                            EXHIBIT FIVE

                   SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Custodian  shall address,  at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------- ---------------------
                                                                                         APPLICABLE
                                SERVICING CRITERIA                                   SERVICING CRITERIA
----------------------------------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

        REFERENCE                                 CRITERIA
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                      GENERAL SERVICING CONSIDERATIONS
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
1122(d)(1)(i)              Policies and procedures are instituted to monitor any
                           performance or other triggers and events of default in
                           accordance with the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           If any material servicing activities are outsourced to
                           third parties, policies and procedures are instituted
                           to monitor the third party's performance and
1122(d)(1)(ii)             compliance with such servicing activities.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any requirements in the transaction agreements to
                           maintain a back-up servicer for the pool assets are
1122(d)(1)(iii)            maintained.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           A fidelity bond and errors and omissions policy is in
                           effect on the party participating in the servicing
                           function throughout the reporting period in the amount
                           of coverage required by and otherwise in accordance
1122(d)(1)(iv)             with the terms of the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                     CASH COLLECTION AND ADMINISTRATION
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Payments on pool assets are deposited into the
                           appropriate custodial bank accounts and related bank
                           clearing accounts no more than two business days
                           following receipt, or such other number of days
1122(d)(2)(i)              specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Disbursements made via wire transfer on behalf of an
                           obligor or to an investor are made only by authorized
1122(d)(2)(ii)             personnel.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Advances of funds or guarantees regarding collections,
                           cash flows or distributions, and any interest or other
                           fees charged for such advances, are made, reviewed and
1122(d)(2)(iii)            approved as specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           The related accounts for the transaction, such as cash
                           reserve accounts or accounts established as a form of
                           overcollateralization, are separately maintained
                           (e.g., with respect to commingling of cash) as set
1122(d)(2)(iv)             forth in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Each custodial account is maintained at a federally
                           insured depository institution as set forth in the
                           transaction agreements. For purposes of this
                           criterion, "federally insured depository institution"
                           with respect to a foreign financial institution means
                           a foreign financial institution that meets the
                           requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)              Exchange Act.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)             unauthorized access.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Reconciliations are prepared on a monthly basis for
                           all asset-backed securities related bank accounts,
                           including custodial accounts and related bank clearing
                           accounts. These reconciliations are (A) mathematically
                           accurate; (B) prepared within 30 calendar days after
                           the bank statement cutoff date, or such other number
                           of days specified in the transaction agreements; (C)
                           reviewed and approved by someone other than the person
                           who prepared the reconciliation; and (D) contain
                           explanations for reconciling items. These reconciling
                           items are resolved within 90 calendar days of their
                           original identification, or such other number of days
1122(d)(2)(vii)            specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                     INVESTOR REMITTANCES AND REPORTING
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Reports to investors, including those to be filed with
                           the Commission, are maintained in accordance with the
                           transaction agreements and applicable Commission
                           requirements. Specifically, such reports (A) are
                           prepared in accordance with timeframes and other terms
                           set forth in the transaction agreements; (B) provide
                           information calculated in accordance with the terms
                           specified in the transaction agreements; (C) are filed
                           with the Commission as required by its rules and
                           regulations; and (D) agree with investors' or the
                           trustee's records as to the total unpaid principal
                           balance and number of pool assets serviced by the
1122(d)(3)(i)              servicer.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Amounts due to investors are allocated and remitted in
                           accordance with timeframes, distribution priority and
1122(d)(3)(ii)             other terms set forth in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Disbursements made to an investor are posted within
                           two business days to the servicer's investor records,
                           or such other number of days specified in the
1122(d)(3)(iii)            transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Amounts remitted to investors per the investor reports
                           agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)             or custodial bank statements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                          POOL ASSET ADMINISTRATION
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Collateral or security on pool assets is maintained as
                           required by the transaction agreements or related
1122(d)(4)(i)              asset pool documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Pool assets and related documents are safeguarded as
1122(d)(4)(ii)             required by the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any additions, removals or substitutions to the asset
                           pool are made, reviewed and approved in accordance
                           with any conditions or requirements in the transaction
1122(d)(4)(iii)            agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Payments on pool assets, including any payoffs, made
                           in accordance with the related pool asset documents
                           are posted to the servicer's obligor records
                           maintained no more than two business days after
                           receipt, or such other number of days specified in the
                           transaction agreements, and allocated to principal,
                           interest or other items (e.g., escrow) in accordance
1122(d)(4)(iv)             with the related pool asset documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           The servicer's records regarding the pool assets agree
                           with the servicer's records with respect to an
1122(d)(4)(v)              obligor's unpaid principal balance.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Changes with respect to the terms or status of an
                           obligor's pool asset (e.g., loan modifications or
                           re-agings) are made, reviewed and approved by
                           authorized personnel in accordance with the
                           transaction agreements and related pool asset
1122(d)(4)(vi)             documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Loss mitigation or recovery actions (e.g., forbearance
                           plans, modifications and deeds in lieu of foreclosure,
                           foreclosures and repossessions, as applicable) are
                           initiated, conducted and concluded in accordance with
                           the timeframes or other requirements established by
1122(d)(4)(vii)            the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Records documenting collection efforts are maintained
                           during the period a pool asset is delinquent in
                           accordance with the transaction agreements. Such
                           records are maintained on at least a monthly basis, or
                           such other period specified in the transaction
                           agreements, and describe the entity's activities in
                           monitoring delinquent pool assets including, for
                           example, phone calls, letters and payment rescheduling
                           plans in cases where delinquency is deemed temporary
1122(d)(4)(viii)           (e.g., illness or unemployment).
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Adjustments to interest rates or rates of return for
                           pool assets with variable rates are computed based on
1122(d)(4)(ix)             the related pool asset documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Regarding any funds held in trust for an obligor (such
                           as escrow accounts): (A) such funds are analyzed, in
                           accordance with the obligor's pool asset documents, on
                           at least an annual basis, or such other period
                           specified in the transaction agreements; (B) interest
                           on such funds is paid, or credited, to obligors in
                           accordance with applicable pool asset documents and
                           state laws; and (C) such funds are returned to the
                           obligor within 30 calendar days of full repayment of
                           the related pool asset, or such other number of days
1122(d)(4)(x)              specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Payments made on behalf of an obligor (such as tax or
                           insurance payments) are made on or before the related
                           penalty or expiration dates, as indicated on the
                           appropriate bills or notices for such payments,
                           provided that such support has been received by the
                           servicer at least 30 calendar days prior to these
                           dates, or such other number of days specified in the
1122(d)(4)(xi)             transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any late payment penalties in connection with any
                           payment to be made on behalf of an obligor are paid
                           from the servicer's funds and not charged to the
                           obligor, unless the late payment was due to the
1122(d)(4)(xii)            obligor's error or omission.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Disbursements made on behalf of an obligor are posted
                           within two business days to the obligor's records
                           maintained by the servicer, or such other number of
1122(d)(4)(xiii)           days specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Delinquencies, charge-offs and uncollectible accounts
                           are recognized and recorded in accordance with the
1122(d)(4)(xiv)            transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any external enhancement or other support, identified
                           in Item 1114(a)(1) through (3) or Item 1115 of
                           Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)             transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------

                                                                                           EXHIBIT F

                                       MORTGAGE LOAN SCHEDULE

                                  [FILED HEREWITH AS EXHIBIT 99.1]

                                                                                           EXHIBIT G

                                    FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:     REQUEST FOR RELEASE OF DOCUMENTS

In connection with the  administration  of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in  connection  with such  payments which are  required to be  deposited  have been or will be so  deposited  as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should retain this form for your files in  accordance  with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents:          [ ] Promissory Note
                                            [ ] Primary Insurance Policy
                                            [ ] Mortgage or Deed of Trust
                                            [ ] Assignment(s) of Mortgage or Deed of Trust
                                            [ ] Title Insurance Policy
                                            [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                         EXHIBIT H-1

                              FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           )ss.:
COUNTY OF                  )

        [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer]  of [Name of Owner]  (record or  beneficial  owner of the Home
Equity  Mortgage  Asset-Backed   Pass-Through   Certificates,   Series  2006-KS4,   Class R-__  (the
"Owner")), a [savings institution]  [corporation] duly organized and existing under the laws of [the
State of  ________________]  [the United  States],  on behalf of which he makes this  affidavit  and agreement.

2.      That the  Owner  (i) is not and will not be a  "disqualified  organization"  or an  electing large  partnership  as of [date of  transfer]  within the  meaning of  Section  860E(e)(5)  and 775, respectively,  of the Internal  Revenue Code of 1986,  as amended (the "Code") or an electing  large partnership  under  Section  775(a)  of  the  Code,  (ii)  will  endeavor  to  remain  other  than a disqualified  organization  for so long as it  retains  its  ownership  interest  in the  Class R-__
Certificates,  and (iii) is acquiring  the  Class R-__  Certificates  for its own account or for the account of another  Owner from which it has received an  affidavit  and  agreement in  substantially the same form as this  affidavit and agreement.  (For this purpose,  a  "disqualified  organization"
means an electing large partnership  under Section 775 of the Code, the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality of any of the foregoing (other than an  instrumentality  all of the  activities of which are subject to tax and,  except for the Federal
Home Loan Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental  entity)  or any  foreign  government,  international  organization  or any  agency  or instrumentality  of such  foreign  government  or  organization,  any rural  electric  or  telephone cooperative,  or any  organization  (other than  certain  farmers'  cooperatives)  that is generally exempt  from  federal  income  tax unless  such  organization  is  subject  to the tax on  unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that  would be  imposed on  transfers  of  Class R-__
Certificates to disqualified  organizations  or an electing large  partnership  under the Code, that applies to all transfers of Class R-__  Certificates  after March 31, 1988; (ii) that such tax would be on the  transferor  (or, with respect to transfers to electing large  partnerships,  on each such partnership),  or, if such transfer is through an agent (which person includes a broker,  nominee or middleman) for a  disqualified  organization,  on the agent;  (iii) that the person (other than with respect  to  transfers  to  electing  large  partnerships)  otherwise  liable  for the tax  shall be relieved of liability for the tax if the  transferee  furnishes to such person an affidavit that the transferee is not a  disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge that the affidavit is false;  and (iv) that the Class R-__  Certificates  may be  "noneconomic  residual  interests"  within  the  meaning  of  Treasury  regulations  promulgated pursuant to the Code and that the transferor of a noneconomic  residual  interest will remain liable for any taxes due with  respect  to the  income on such  residual  interest,  unless no  significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding  Class R-__
Certificates if either the pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time  during the taxable  year of the  pass-through  entity a  disqualified organization  is the  record  holder of an  interest  in such  entity.  (For this  purpose,  a "pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.      That the Owner is aware that the Trustee will not  register  the transfer of any  Class R-__
Certificates  unless the  transferee,  or the  transferee's  agent,  delivers to it an affidavit and agreement,  among other things, in substantially the same form as this affidavit and agreement.  The
Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.      That the Owner has  reviewed  the  restrictions  set  forth on the face of the  Class R  -__
Certificates  and the  provisions of Section  5.02(f) of the Pooling and Servicing  Agreement  under which the  Class R-__  Certificates  were issued (in  particular,  clause  (iii)(A) and  (iii)(B) of
Section  5.02(f) which  authorize  the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the  Trustee in the event the Owner holds such  Certificates  in violation of Section  5.02(f)).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

7.      That the Owner consents to any additional  restrictions or arrangements that shall be deemed necessary  upon  advice of  counsel  to  constitute  a  reasonable  arrangement  to ensure  that the
Class R-__  Certificates  will only be owned,  directly  or  indirectly,  by an Owner  that is not a disqualified organization.

8.      The Owner's Taxpayer Identification Number is ____________________.

9.      This affidavit and agreement  relates only to the Class R-__  Certificates held by the Owner and not to any  other  holder  of the  Class R-__  Certificates.  The  Owner  understands  that  the liabilities described herein relate only to the Class R-__ Certificates.

10.     That no purpose of the Owner relating to the transfer of any of the Class R-__  Certificates by the Owner is or will be to  impede  the  assessment  or  collection  of any tax;  in making  this representation,  the  Owner  warrants  that the  Owner is  familiar  with  (i)  Treasury  Regulation
1.860E-1(c)  and recent  amendments  thereto,  effective as of July 19, 2002,  and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

11.     That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any
United  States  taxes  owed by it so long as any of the  Certificates  remain  outstanding.  In this regard,  the Owner hereby  represents to and for the benefit of the person from whom it acquired the
Class R-__  Certificate  that the Owner intends to pay taxes associated with holding such Class R-__
Certificate as they become due, fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class R-__ Certificate.

12.     That the Owner has no present  knowledge  or  expectation  that it will become  insolvent or subject  to a  bankruptcy  proceeding  for so  long  as any of the  Class R-__  Certificates  remain outstanding.

13.     The Owner is either (i) a citizen or  resident  of the United  States,  (ii) a  corporation, partnership or other entity treated as a corporation  or a partnership  for U.S.  federal income tax purposes and created or organized  in, or under the laws of, the United  States,  any state  thereof or the  District  of  Columbia  (other than a  partnership  that is not  treated as a United  States person  under any  applicable  Treasury  regulations),  (iii) an estate that is described in Section
7701(a)(30)(D)  of the Code,  or (iv) a trust that is  described  in Section  7701(a)(30)(E)  of the
Code.

14.     The Owner hereby agrees that it will not cause income from the  Class R-__  Certificates  to be  attributable  to a foreign  permanent  establishment  or fixed base  (within  the  meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

15.     The Owner hereby  certifies,  represents  and warrants to, and covenants with the Depositor, the Trustee and the Master  Servicer that the  Certificates  are not being acquired by, and will not be  transferred  to,  any  employee  benefit  plan or  other  plan  or  arrangement  subject  to the prohibited  transaction  provisions  of the Employee  Retirement  Income  Security  Act of 1974,  as
amended  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code"), or any person  (including  an  insurance  company  investing  its  general  account,  an  investment manager,  a named  fiduciary  or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

        Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the
Pooling and Servicing Agreement.

        IN WITNESS  WHEREOF,  the Owner has caused  this  instrument  to be  executed on its behalf, pursuant to the  authority of its Board of  Directors,  by its [Title of Officer] and its  corporate
seal  to  be  hereunto  attached,   attested  by  its  [Assistant]  Secretary,   this  ____  day  of
______________ 200__.

                                            [NAME OF OWNER]

                                            By: ___________________________________
                                            [Name of Officer]
                                            [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument  and to be the [Title of Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this __________ day of __________, 200_.

                                            __________________________________________
                                            NOTARY PUBLIC

                                            COUNTY OF ______________________________
                                            STATE OF ________________________________
                                            My Commission expires the ___ day of __________, 20__

                                                                              ANNEX I TO EXHIBIT H-1

                                     DEPARTMENT OF THE TREASURY

                                      Internal Revenue Service

                                       26 CFR Parts 1 and 602

                                             [TD 9004]

                                           RIN 1545-AW98

                              Real Estate Mortgage Investment Conduits

                         AGENCY: Internal Revenue Service (IRS), Treasury.

                                     ACTION: Final regulations.

              -----------------------------------------------------------------------

SUMMARY:  This document contains final regulations  relating to safe harbor transfers of noneconomic residual  interests in real estate mortgage  investment  conduits  (REMICs).  The final  regulations provide  additional  limitations on the circumstances  under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

        The collection of information in this final rule has been reviewed and,  pending receipt and evaluation  of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44
U.S.C. 3507 and assigned control number 1545-1675.

        The  collection  of  information  in this  regulation  is in Sec.  1.860E-1(c)(5)(ii).  This information  is  required  to  enable  the IRS to  verify  that a  taxpayer  is  complying  with the conditions  of this  regulation.  The  collection  of  information  is  mandatory  and is  required.
Otherwise,  the  taxpayer  will not receive the benefit of safe harbor  treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

        Comments on the  collection of  information  should be sent to the Office of Management  and
Budget,  Attn:  Desk  Officer  for  the  Department  of the  Treasury,  Office  of  Information  and
Regulatory Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue Service,  Attn: IRS
Reports  Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224.  Comments on the  collection of information  should  be  received  by  September  17,  2002.  Comments  are  specifically  requested concerning:

o       Whether the  collection  of  information  is  necessary  for the proper  performance  of the functions of the Internal  Revenue Service,  including  whether the information will have practical utility;

o       The accuracy of the estimated  burden  associated  with the collection of  information  (see below);

o       How the quality, utility, and clarity of the information to be collected may be enhanced;

o       How the burden of complying with the collection of information  may be minimized,  including
           through  the   application  of  automated   collection   techniques  or  other  forms  of
           information technology; and

o       Estimates of capital or start-up costs and costs of operation,  maintenance, and purchase of service to provide information.

        An agency  may not  conduct  or  sponsor,  and a person is not  required  to  respond  to, a collection  of  information  unless it  displays a valid  control  number  assigned by the Office of
Management and Budget.

        The estimated total annual  reporting  burden is 470 hours,  based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

        Books or records  relating to a collection of information  must be retained as long as their contents may become  material in the  administration  of any internal  revenue law.  Generally,  tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

        This document contains final regulations  regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code).  The regulations  provide the  circumstances under which a transferor of a noneconomic  REMIC residual  interest  meeting the  investigation  and representation  requirements  may avail itself of the safe harbor by  satisfying  either the formula test or the asset test.

        Final regulations  governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests.  In general, a transfer of a noneconomic  residual interest is disregarded  for all tax  purposes  if a  significant  purpose  of the  transfer  is to  enable  the transferor to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment or collection  of tax (a  wrongful  purpose)  exists if the  transferor,  at the time of the  transfer, either knew or should have known that the  transferee  would be unwilling or unable to pay taxes due on its  share  of the  REMIC's  taxable  income.  Under a safe  harbor,  the  transferor  of a REMIC noneconomic  residual  interest is presumed not to have a wrongful  purpose if two  requirements are satisfied:  (1) the transferor  conducts a reasonable  investigation of the  transferee's  financial condition (the  investigation  requirement);  and (2) the transferor  secures a representation  from the transferee to the effect that the transferee  understands  the tax  obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

        The IRS and Treasury have been  concerned  that some  transferors  of  noneconomic  residual interests  claim  they  satisfy  the safe  harbor  even in  situations  where the  economics  of the transfer  clearly  indicate the  transferee  is unwilling or unable to pay the tax  associated  with holding  the  interest.  For this  reason,  on February 7, 2000,  the IRS  published  in the Federal
Register (65 FR 5807) a notice of proposed  rulemaking  (REG-100276-97;  REG-122450-98)  designed to clarify the safe harbor by adding the "formula  test," an economic  test.  The  proposed  regulation provides  that the safe  harbor is  unavailable  unless the  present  value of the  anticipated  tax liabilities  associated  with  holding  the  residual  interest  does not exceed the sum of: (1) The present  value of any  consideration  given to the  transferee  to  acquire  the  interest;  (2) the present value of the expected  future  distributions  on the interest;  and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

        The notice of proposed  rulemaking also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed  regulations  provides  requirements  for  transfers of FASIT  ownership  interests and adopts a safe  harbor by  reference  to the safe  harbor  provisions  of the REMIC  regulations.  In
February  2001,  the  IRS  published  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335)  to set  forth  an alternative  safe  harbor  that  taxpayers  could  use  while  the IRS and the  Treasury  considered comments on the proposed  regulations.  Under the alternative safe harbor, if a transferor meets the investigation  requirement  and the  representation  requirement  but the transfer fails to meet the formula test, the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong test
(the asset test). A transferee  generally  meets the first prong of this test if, at the time of the transfer,  and in each of the two years  preceding  the year of  transfer,  the  transferee's  gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second  prong of this test if it is a  domestic,  taxable  corporation  and agrees in writing not to transfer  the  interest to any person other than another  domestic,  taxable  corporation  that also satisfies  the  requirements  of the asset test. A  transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the  transferee  will not comply  with its  written agreement to limit the restrictions on subsequent transfers of the residual interest.

        Rev.  Proc.  2001-12  provides  that the asset test fails to be  satisfied  in the case of a transfer or  assignment  of a  noneconomic  residual  interest to a foreign  branch of an  otherwise eligible  transferee.  If such a transfer or assignment were permitted,  a corporate  taxpayer might seek to claim  that the  provisions  of an  applicable  income  tax  treaty  would  resource  excess inclusion  income as foreign  source  income,  and that,  as a  consequence,  any U.S. tax liability attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess  inclusion  income,  contrary to the congressional  purpose of  assuring  that such  income  will be taxable in all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

        The  Treasury  and the IRS have learned  that  certain  taxpayers  transferring  noneconomic residual  interests to foreign  branches  have  attempted to rely on the formula test to obtain safe harbor  treatment  in an  effort  to impede  the  assessment  or  collection  of U.S.  tax on excess inclusion  income.  Accordingly,  the  final  regulations  provide  that if a  noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a U.S. taxpayer,  the transfer  is not  eligible  for safe  harbor  treatment  under  either the asset test or the formula test.  The final  regulations  also require a transferee to represent  that it will not cause income from the noneconomic  residual interest to be attributable to a foreign  permanent  establishment or fixed base.

        Section  1.860E-1(c)(8)  provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section  1.860E-1(c)(8)(i)  provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section  11(b).  Some commentators  were  concerned  that this  presumed rate of taxation was too high because it does not take into  consideration  taxpayers  subject to the  alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been  amended in the final  regulations  to allow  certain transferees  that compute their  taxable  income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

        Additionally,  Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are  to be  computed  using  a  discount  rate  equal  to the  applicable  Federal  short-term  rate prescribed  by  section  1274(d).  This is a change  from the  proposed  regulation  and Rev.  Proc.
2001-12.  In those  publications  the provision  stated that   "present  values are computed using a
discount  rate  equal to the  applicable  Federal  rate  prescribed  in section  1274(d)  compounded semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate  that it regularly borrows,  in the course of its trade or business,  substantial funds at such lower rate from an unrelated  third party." The IRS and the Treasury  Department  have learned  that,  based on this provision,  certain taxpayers have been attempting to use  unrealistically low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury
Department  and the IRS  believe  that a rule  allowing  for a rate  other  than a rate  based on an objective index would add unnecessary  complexity to the safe harbor.  As a result,  the rule in the proposed  regulations  that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers'  computations,  the final regulations allow use of any of the published short-term  rates,  provided  that the present  values are computed with a  corresponding  period of compounding.  With the exception of the provisions relating to transfers to foreign branches,  these changes  generally  have the proposed  applicability  date of February 4, 2000,  but  taxpayers  may choose to apply the  interest  rate  formula set forth in the  proposed  regulation  and Rev.  Proc.
2001-12 for transfers occurring before November 19, 2002.

        It is  anticipated  that when final  regulations  are adopted with  respect to FASITs,  Sec.
1.860H-6(g) of the proposed  regulations  will be adopted in  substantially  its present form,  with the result that the final  regulations  contained  in this  document  will also govern  transfers of
FASIT ownership  interests with  substantially the same  applicability  date as is contained in this document.

Effect on Other Documents

        Rev. Proc.  2001-12  (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual interests in REMICs occurring on or after November 19, 2002.

Special Analyses

        It is hereby certified that these  regulations  will not have a significant  economic impact on a  substantial  number  of small  entities.  This  certification  is based on the fact that it is unlikely  that  a  substantial  number  of  small  entities  will  hold  REMIC  residual  interests.
Therefore,  a  Regulatory  Flexibility  Analysis  under  the  Regulatory  Flexibility  Act (5 U.S.C.
chapter  6) is  not  required.  It  has  been  determined  that  this  Treasury  decision  is  not a significant  regulatory  action as  defined  in  Executive  Order  12866.  Therefore,  a  regulatory assessment  is not required.  It also has been  determined  that  sections  553(b) and 553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

        The principal author of these regulations is Courtney Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

        Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

        Reporting and record keeping requirements.

        Adoption of Amendments to the Regulations

        Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

        Paragraph 1. The authority citation for part 1 continues to read in part as follows:

        Authority: 26 U.S.C. 7805 * * *

                                                                                         EXHIBIT H-2

                                   FORM OF TRANSFEROR CERTIFICATE

                                                                                ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

               Re:    Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS4

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by  ________________________
(the "Seller") to  ______________________  (the  "Purchaser")  of $___________  Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS4,  Class R-__
(the  "Certificates"),  pursuant  to  Section  5.02 of the  Pooling  and  Servicing  Agreement  (the
"Pooling and  Servicing  Agreement"),  dated as of May 1, 2006 among  Residential  Asset  Securities
Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer, and U.S.  Bank  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the Depositor and the
Trustee that:

1.      No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the
Purchaser is or will be to impede the assessment or collection of any tax.

2.      The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee and the Master
Servicer a transfer  affidavit  and  agreement  in the form  attached to the  Pooling and  Servicing
Agreement  as Exhibit H-1.  The Seller does not know or believe  that any  representation  contained therein is false.

3.      The Seller has at the time of the  transfer  conducted  a  reasonable  investigation  of the
financial   condition  of  the   Purchaser  as   contemplated   by  Treasury   Regulations   Section
1.860E-1(c)(4)(i)  and,  as a result of that  investigation,  the  Seller  has  determined  that the
Purchaser has historically  paid its debts as they become due and has found no significant  evidence to  indicate  that the  Purchaser  will not  continue  to pay its  debts as they  become  due in the future.  The Seller  understands that the transfer of a Class R-__  Certificate may not be respected for United  States  income tax purposes  (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.      The Seller has no actual knowledge that the proposed  Transferee is not both a United States
Person and a Permitted Transferee.

                                            Very truly yours,

                                            _______________________________________
                                                             (Seller)

                                            By: ____________________________________
                                            Name: __________________________________
                                            Title: ___________________________________

                                                                                           EXHIBIT I

                               FORM OF INVESTOR REPRESENTATION LETTER

                                                                                ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Funding Corporation Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2006-KS4, Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

        _________________________     (the     "Purchaser")     intends     to     purchase     from
___________________________  (the "Seller")  $_____________ Initial Certificate Principal Balance of
Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-KS4,  Class [B]  [SB]
[R-[__]] (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation, as depositor (the "Depositor"),  Residential  Funding  Corporation,  as master servicer (the "Master
Servicer"),  and U.S. Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall  have  the  meanings  set  forth  in the  Pooling  and  Servicing
Agreement.  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with, the
Depositor, the Trustee and the Master Servicer that:

1.      The  Purchaser  understands  that  (a) the  Certificates  have  not  been  and  will  not be registered or qualified  under the  Securities Act of 1933, as amended (the "Act") or any state  securities  law,  (b) the  Depositor  is not  required  to so  register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or any state  securities  law, or if an exemption from such registration and  qualification is available,  (d) the Pooling
               and  Servicing  Agreement  contains  restrictions   regarding  the  transfer  of  the
               Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the  Certificates for its own account for investment only and not with a view  to or for  sale in  connection  with  any  distribution  thereof  in any manner that would violate the Act or any applicable state securities laws.

3.      The  Purchaser  is (a) a  substantial,  sophisticated  institutional  investor  having  such knowledge and experience in financial and business  matters,  and, in particular,  in such  matters  related to  securities  similar to the  Certificates,  such that it is capable of evaluating  the merits and risks of investment  in the  Certificates,  (b)
               able  to bear  the  economic  risks  of such  an  investment  and (c) an  "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum,  dated  ___________________,  20__, relating to the
               Certificates  (b)] a copy of the Pooling  and  Servicing  Agreement  and [b] [c] such other information  concerning the Certificates,  the Mortgage Loans and the Depositor
               as has been  requested  by the  Purchaser  from the  Depositor  or the  Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The  Purchaser has had any  questions  arising  from such review  answered by the  Depositor  or the
               Seller to the  satisfaction  of the  Purchaser.  [If the  Purchaser  did not purchase the Certificates  from the Seller in connection with the initial  distribution of the
               Certificates  and was provided with a copy of the Private  Placement  Memorandum (the
               "Memorandum")   relating  to  the  original  sale  (the   "Original   Sale")  of  the
               Certificates by the Depositor,  the Purchaser  acknowledges  that such Memorandum was provided to it by the  Seller,  that the  Memorandum  was  prepared by the  Depositor solely  for use in  connection  with  the  Original  Sale and the  Depositor  did not participate  in or  facilitate  in any way the  purchase of the  Certificates  by the
               Purchaser from the Seller,  and the Purchaser  agrees that it will look solely to the
               Seller and not to the  Depositor  with  respect to any  damage,  liability,  claim or expense  arising out of,  resulting from or in connection with (a) error or omission, or alleged error or omission,  contained in the Memorandum,  or (b) any  information, development or event arising after the date of the Memorandum.]

5.      The  Purchaser has not and will not nor has it authorized or will it authorize any person to
               (a) offer,  pledge,  sell,  dispose of or  otherwise  transfer any  Certificate,  any interest  in any  Certificate  or any other  similar  security  to any  person in any manner,  (b)  solicit  any offer to buy or to accept a pledge,  disposition  of other transfer of any  Certificate,  any interest in any  Certificate  or any other similar security  from any person in any manner,  (c)  otherwise  approach or negotiate  with respect to any  Certificate,  any interest in any  Certificate  or any other  similar security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising  or in any other  manner or (e) take any other  action,  that
               (as  to  any of (a)  through  (e)  above)  would  constitute  a  distribution  of any
               Certificate  under the Act, that would render the  disposition  of any  Certificate a violation  of  Section  5 of the Act or any  state  securities  law,  or  that  would require  registration  or  qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the  Certificates,  except in compliance  with the provisions of the Pooling and Servicing Agreement.

6.      The  Purchaser  hereby  certifies,  represents  and  warrants  to,  and  covenants  with the
               Depositor,  the  Trustee  and  the  Master  Servicer  that  the  Purchaser  is not an employee  benefit  plan  or  other  plan or  arrangement  subject  to the  prohibited transaction  provisions of the Employee  Retirement  Income  Security Act of 1974, as
               amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended
               (the "Code"),  or any person  (including an insurance  company  investing its general account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan)
               who is using "plan assets" of any such plan to effect such acquisition.

        In addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser will not transfer such
Certificates  to any Plan  Investor or person  unless  either such Plan Investor or person meets the requirements set forth in either (a) or (b) above.

                                                   Very truly yours,

                                                   (Purchaser)

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

                                                                                           EXHIBIT J

                              FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
               Series 2006-KS4, Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

               In  connection  with  the  sale by  __________  (the  "Seller")  to  __________  (the
"Purchaser") of $__________  Initial  Certificate  Principal  Balance of Home Equity Mortgage Asset-
Backed Pass-Through  Certificates,  Series 2006-KS4,  Class [B] [SB] [R-[__]] (the  "Certificates"),
issued  pursuant to the Pooling and Servicing  Agreement  (the  "Pooling and Servicing  Agreement"),
dated  as of May  1,  2006  among  Residential  Asset  Securities  Corporation,  as  depositor  (the
"Depositor"),   Residential  Funding  Corporation,  as  master  servicer,  and  U.S.  Bank  National
Association,  as trustee (the "Trustee").  The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

               Neither the Seller nor anyone  acting on its behalf has (a) offered,  pledged,  sold, disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other similar  security to any person in any  manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate or any other  similar  security from any person in any manner,  (c) has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate  or any other  similar  security with any  person  in any  manner,  (d) has  made  any  general  solicitation  by  means  of  general advertising  or in any other  manner,  or (e) has taken  any  other  action,  that (as to any of (a)
through (e) above) would constitute a distribution of the  Certificates  under the Securities Act of
1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require  registration or  qualification  pursuant thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any  Certificate.  The  Seller  has not  and  will  not  sell or  otherwise  transfer  any of the
Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                   Very truly yours,

                                                  (Purchaser)

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

                                                                                           EXHIBIT K

                             TEXT OF AMENDMENT TO POOLING AND SERVICING
                            AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                          LIMITED GUARANTY

                                            ARTICLE XIII

                      Subordinate Certificate Loss Coverage; Limited Guaranty

        Section 13.01.  Subordinate  Certificate  Loss Coverage;  Limited  Guaranty.  (a) Subject to
subsection (c) below,  prior to the later of the third Business Day prior to each  Distribution Date or  the  related  Determination  Date,  the  Master  Servicer  shall  determine  whether  it or  any
Subservicer  will be entitled to any  reimbursement  pursuant to Section  3.10 on such  Distribution
Date  for  Advances  or  Subservicer  Advances  previously  made,  (which  will not be  Advances  or
Subservicer  Advances  that  were  made  with  respect  to  delinquencies  which  were  subsequently determined to be Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or
Extraordinary  Losses)  and,  if so, the Master  Servicer  shall  demand  payment  from  Residential
Funding  of an amount  equal to the  amount  of any  Advances  or  Subservicer  Advances  reimbursed pursuant  to Section  3.10,  to the extent  such  Advances  or  Subservicer  Advances  have not been included in the amount of the Realized Loss in the related  Mortgage Loan, and shall  distribute the same  to  the  Class SB  Certificateholders  in  the  same  manner  as if  such  amount  were  to be distributed pursuant to Section 4.02.

               (b)    Subject  to  subsection  (c) below,  prior to the later of the third  Business
Day prior to each  Distribution  Date or the related  Determination  Date, the Master Servicer shall determine  whether any Realized Losses (other than Excess Special Hazard Losses,  Excess  Bankruptcy
Losses,   Excess  Fraud  Losses  and  Extraordinary  Losses)  will  be  allocated  to  the  Class SB
Certificates  on such  Distribution  Date pursuant to Section 4.05,  and, if so, the Master Servicer shall  demand  payment  from  Residential  Funding  of the  amount of such  Realized  Loss and shall distribute  the same to the  Class SB  Certificateholders  in the same manner as if such amount were to be distributed  pursuant to Section 4.02;  provided,  however,  that the amount of such demand in respect of any  Distribution  Date shall in no event be greater  than the sum of (i) the  additional
amount  of   Accrued   Certificate   Interest   that   would   have  been  paid  for  the   Class SB
Certificateholders  on such  Distribution  Date had such  Realized  Loss or Losses not occurred plus
(ii)  the  amount  of  the  reduction  in  the  Certificate   Principal  Balances  of  the  Class SB
Certificates on such  Distribution  Date due to such Realized Loss or Losses.  Notwithstanding  such payment,  such  Realized  Losses  shall be deemed to have been borne by the  Certificateholders  for purposes of Section 4.05.  Excess  Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
Losses and  Extraordinary  Losses allocated to the Class SB  Certificates will not be covered by the
Subordinate Certificate Loss Obligation.

               (c)    Demands  for  payments  pursuant  to this  Section  shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master  Servicer  with  written  notice  thereof to the  Trustee.  The  maximum  amount  that
Residential  Funding  shall be required to pay  pursuant to this  Section on any  Distribution  Date
(the  "Amount  Available")  shall be equal to the  lesser of (X)  ________  minus the sum of (i) all previous  payments  made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited
Guaranty  made in lieu of such  payments as  described  below in  subsection  (d) and  (Y) the  then outstanding  Certificate  Principal Balances of the Class SB  Certificates,  or such lower amount as may be established  pursuant to Section  13.02.  Residential  Funding's  obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly  notify  General  Motors  Acceptance  Corporation of any  failure  of  Residential  Funding  to make any  payments  hereunder  and shall  demand  payment pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by General Motors  Acceptance
Corporation,  of Residential  Funding's  obligation to make payments pursuant to this Section, in an amount  equal to the  lesser  of (i) the  Amount  Available  and (ii)  such  required  payments,  by delivering to General Motors  Acceptance  Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the  Distribution  Date for such month,  with a copy to the Master Servicer.

               (e)    All payments made by Residential  Funding  pursuant to this Section or amounts paid under the  Limited  Guaranty  shall be  deposited  directly  in the  Certificate  Account,  for distribution on the Distribution Date for such month to the Class SB Certificateholders.

               (f)    The Depositor  shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate  Loss Obligation  another instrument in the form of a corporate  guaranty,  an  irrevocable  letter of credit,  a surety bond, insurance policy or similar  instrument or a reserve fund;  provided that (i) the Depositor  obtains
(subject to the provisions of Section  10.01(f) as if the Depositor was  substituted  for the Master
Servicer  solely for the  purposes of such  provision)  an Opinion of Counsel  (which need not be an opinion of independent  counsel) to the effect that obtaining such  substitute  corporate  guaranty, irrevocable  letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause  either  (a) any  federal  tax to be  imposed on the Trust  Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860(F)(a)(1) of the
Code or on  "contributions  after the startup  date" under Section  860(G)(d)(1)  of the Code or (b)
the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding,  and
(ii) no such substitution  shall be made unless (A) the  substitute  Limited Guaranty or Subordinate
Certificate  Loss  Obligation  is for an  initial  amount  not less  than the  then  current  Amount
Available  and contains  provisions  that are in all material  respects  equivalent  to the original
Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees,  reimbursements  or other  obligations  under any such  instrument  will be borne by the Trust
Fund),  (B) the long term debt  obligations  of any obligor of any  substitute  Limited  Guaranty or
Subordinate  Certificate  Loss Obligation (if not supported by the Limited  Guaranty) shall be rated at least  the  lesser  of (a) the  rating  of the long  term  debt  obligations  of  General  Motors
Acceptance  Corporation  as of the date of issuance of the  Limited  Guaranty  and (b) the rating of the long  term  debt  obligations  of  General  Motors  Acceptance  Corporation  at the date of such substitution  and (C) if the Class SB Certificates  have been rated,  the Depositor  obtains written confirmation  from each Rating  Agency that rated the  Class SB  Certificates  at the request of the
Depositor that such substitution  shall not lower the rating on the Class SB  Certificates below the lesser of (a) the  then-current  rating assigned to the Class SB  Certificates by such Rating Agency and (b) the  original  rating  assigned to the  Class SB  Certificates  by such Rating  Agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  pursuant to this
Section  shall be  accompanied  by a written  Opinion  of  Counsel to the  substitute  guarantor  or obligor,  addressed  to the  Master  Servicer  and the  Trustee,  that  such  substitute  instrument constitutes  a  legal,  valid  and  binding  obligation  of the  substitute  guarantor  or  obligor, enforceable in accordance  with its terms,  and concerning such other matters as the Master Servicer and the Trustee  shall  reasonably  request.  Neither the  Depositor,  the Master  Servicer  nor the
Trustee  shall be  obligated  to  substitute  for or replace  the Limited  Guaranty  or  Subordinate
Certificate Loss Obligation under any circumstance.

               Section  13.02.   Amendments  Relating  to  the  Limited  Guaranty.   Notwithstanding
Sections  11.01 or 13.01:  (i) the  provisions  of this Article XIII may be amended,  superseded  or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  may be amended, reduced  or  canceled,  and  (iii)  any  other  provision  of this  Agreement  which is  related  or incidental  to the matters  described  in this  Article  XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Depositor and  Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the
Trustee being  required  unless any such  amendment  would impose any  additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as  applicable;
provided  that the  Depositor  shall also  obtain a letter  from each  Rating  Agency that rated the
Class SB Certificates at the request of the Depositor to the effect that such amendment,  reduction, deletion or  cancellation  will not lower the rating on the Class SB  Certificates  below the lesser of (a) the then-current  rating assigned to the Class SB  Certificates by such Rating Agency and (b)
the original  rating  assigned to the Class SB  Certificates  by such Rating Agency,  unless (A) the
Holder of 100% of the Class SB  Certificates  is Residential  Funding or an Affiliate of Residential
Funding,  or (B) such  amendment,  reduction,  deletion or  cancellation  is made in accordance with
Section  11.01(e) and,  provided  further that the Depositor  obtains  (subject to the provisions of
Section  10.01(f)  as if the  Depositor  was  substituted  for the  Master  Servicer  solely for the purposes  of such  provision),  in the  case of a  material  amendment  or  supersession  (but not a reduction,  cancellation  or deletion of the Limited  Guaranty or the Subordinate  Certificate  Loss
Obligation),  an Opinion of Counsel  (which  need not be an opinion of  independent  counsel) to the effect  that any such  amendment  or  supersession  will not cause  either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited transactions"  under  Section  860F(a)(1) of the Code or on  "contributions  after the startup date"
under  Section  860G(d)(1)  of the Code or (b) the Trust  Fund to fail to  qualify as a REMIC at any time that any  Certificate is outstanding.  A copy of any such  instrument  shall be provided to the
Trustee and the Master  Servicer  together with an Opinion of Counsel that such  amendment  complies with this Section 13.02.

                                                                                           EXHIBIT L

                                      FORM OF LIMITED GUARANTY
                              RESIDENTIAL ASSET SECURITIES CORPORATION

                    Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                          Series 2006-KS4

                                                                                    __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

Ladies and Gentlemen:

               WHEREAS,  Residential  Funding  Corporation,  a  Delaware  corporation  ("Residential
Funding"),  an indirect  wholly-owned  subsidiary of General Motors  Acceptance  Corporation,  a New
York corporation  ("GMAC"),  plans to incur certain  obligations as described under Section 12.01 of the Pooling and  Servicing  Agreement  dated as of May 1, 2006 (the  "Servicing  Agreement"),  among
Residential  Asset  Securities  Corporation  (the  "Depositor"),  Residential  Funding and U.S. Bank
National  Association  (the  "Trustee")  as  amended  by  Amendment  No.  ___  thereto,  dated as of
________, with respect to the Home Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series
2006-KS4 (the "Certificates"); and

               WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential Funding
agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of
Residential   Funding  to  secure  sufficient  funds  and  faithfully  to  perform  its  Subordinate
Certificate Loss Obligation;

               NOW THEREFORE,  in  consideration  of the premises herein contained and certain other good and  valuable  consideration,  the  receipt  of which is hereby  acknowledged,  GMAC  agrees as follows:

2.      Provision of Funds.  (a) GMAC agrees to contribute  and deposit in the  Certificate  Account on behalf of Residential  Funding (or otherwise  provide to Residential  Funding,  or to cause to be made available to Residential Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential  Funding to perform its Subordinate  Certificate  Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

               (b)    The  agreement  set  forth in the  preceding  clause  (a)  shall be  absolute, irrevocable  and  unconditional  and  shall not be  affected  by the  transfer  by GMAC or any other person  of all or any part of its or their  interest  in  Residential  Funding,  by any  insolvency, bankruptcy,  dissolution or other proceeding  affecting  Residential Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential
Funding or any other person or by any other fact or  circumstance.  Notwithstanding  the  foregoing,
GMAC's  obligations under clause (a) shall terminate upon the earlier of  (x) substitution  for this
Limited  Guaranty  pursuant to Section 12.01(f) of the Servicing  Agreement,  or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

3.      Waiver.  GMAC hereby  waives any failure or delay on the part of  Residential  Funding,  the
Trustee  or any other  person in  asserting  or  enforcing  any  rights or in making  any  claims or demands  hereunder.  Any  defective  or partial  exercise of any such rights  shall not preclude any other  or  further  exercise  of  that  or  any  other  such  right.  GMAC  further  waives  demand, presentment,  notice of default,  protest,  notice of acceptance  and any other notices with respect to this Limited Guaranty,  including,  without limitation, those of action or non-action on the part of Residential Funding or the Trustee.

4.      Modification,  Amendment and Termination.  This Limited Guaranty may be modified, amended or terminated  only by the written  agreement  of GMAC and the  Trustee and only if such  modification, amendment  or  termination  is  permitted  under  Section  12.02  of the  Servicing  Agreement.  The obligations  of GMAC under this Limited  Guaranty shall continue and remain in effect so long as the
Servicing  Agreement  is not  modified or amended in any way that might  affect the  obligations  of
GMAC under this Limited Guaranty without the prior written consent of GMAC.

5.      Successor.  Except as otherwise  expressly  provided herein,  the guarantee herein set forth shall be binding upon GMAC and its respective successors.

6.      Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of New
York.

7.      Authorization  and Reliance.  GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution of  Amendment  No. __ to the  Servicing
Agreement  and GMAC hereby  authorizes  the  Depositor  and the Trustee to rely on the covenants and agreements set forth herein.

8.      Definitions.  Capitalized  terms  used  but not  otherwise  defined  herein  shall  have the meaning given them in the Servicing Agreement.

9.      Counterparts.  This Limited Guaranty may be executed in any number of counterparts,  each of which shall be deemed to be an  original  and such  counterparts  shall  constitute  but one and the same instrument.

               IN  WITNESS  WHEREOF,  GMAC has caused  this  Limited  Guaranty  to be  executed  and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                                   GENERAL MOTORS ACCEPTANCE
                                                   CORPORATION

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:.........................................
Name:.......................................
Title:......................................

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:.........................................
Name:.......................................
Title:......................................

                                                                                           EXHIBIT M

                    FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                    __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

        This letter is delivered  to you in  connection  with the  assignment  by U.S Bank  National
Association  (the  "Trustee") to  _______________________  (the  "Lender") of  _______________  (the
"Mortgage  Loan") pursuant to Section  3.13(d) of the Pooling and Servicing  Agreement (the "Pooling
and Servicing Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation, as depositor  (the  "Depositor"),  Residential  Funding  Corporation,  as master  servicer,  and the
Trustee.  All terms used herein and not  otherwise  defined shall have the meanings set forth in the
Pooling and  Servicing  Agreement.  The Lender  hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)    the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an assignment  in lieu of  satisfaction  is  required  to  preserve  lien  priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such jurisdiction;

(iii)   the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage
Loan and the form of the  transaction  is solely to  comply  with,  or  facilitate  the  transaction under, such local laws;

(iv)    the  Mortgage  Loan  following  the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage  Loan prior to such proposed assignment; and

(v)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                   Very truly yours,

                                                   (Lender)

                                                   By:........................................
                                                   Name:......................................
                                                   Title:.....................................

                                                                                         EXHIBIT N-1

                            FORM OF RULE 144A INVESTMENT REPRESENTATION

                      Description of Rule 144A Securities, including numbers:
                          _______________________________________________
                          _______________________________________________
                          _______________________________________________
                          _______________________________________________

               The undersigned  seller,  as registered  holder (the  "Seller"),  intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.      In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or otherwise disposed  of the Rule  144A  Securities,  any  interest  in the Rule  144A  Securities  or any other similar  security  to,  or  solicited  any  offer  to buy or  accept  a  transfer,  pledge  or other disposition  of the Rule 144A  Securities,  any  interest in the Rule 144A  Securities  or any other similar  security  from,  or  otherwise  approached  or  negotiated  with  respect  to the Rule 144A
Securities,  any  interest in the Rule 144A  Securities  or any other  similar  security  with,  any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other  manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A
Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the disposition  of the Rule  144A  Securities  a  violation  of  Section  5 of the 1933 Act or  require registration  pursuant thereto,  and that the Seller has not offered the Rule 144A Securities to any person  other  than the Buyer or  another  "qualified  institutional  buyer" as defined in Rule 144A under the 1933 Act.

2.      The  Buyer,   pursuant  to  Section  5.02  of  the  Pooling  and  Servicing  Agreement  (the
"Agreement"),  dated as of May 1, 2006 among  Residential  Funding  Corporation,  as master servicer
(the "Master Servicer"),  Residential Asset Securities Corporation,  as depositor (the "Depositor"), and U.S. Bank National  Association,  as trustee (the  "Trustee")  warrants and  represents  to, and covenants with, the Seller, the Trustee and the Master Servicer as follows:

a.      The Buyer  understands that the Rule 144A Securities have not been registered under the 1933
        Act or the securities laws of any state.

b.      The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

c.      The Buyer has been furnished with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Trustee or the Servicer.

d.      Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other  similar  security  to,  or  solicited  any offer to buy or accept a  transfer, pledge or other  disposition  of the Rule 144A  Securities,  any  interest  in the Rule 144A
        Securities or any other similar  security from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar security with, any person in any manner,  or made any general  solicitation by means of  general  advertising  or in any other  manner,  or taken any other  action,  that  would constitute  a  distribution  of the Rule 144A  Securities  under the 1933 Act or that  would render the  disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration  pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.      The Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has completed  either of the forms of certification to that effect attached hereto  as Annex I or Annex  II.  The  Buyer is aware  that the sale to it is being  made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other qualified  institutional  buyers,  understands  that such Rule 144A
        Securities may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given  that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from registration under the 1933 Act.

3.      The Buyer is not an  employee  benefit  plan or other  plan or  arrangement  subject  to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code,  or any person  (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

4.      This  document  may be executed in one or more  counterparts  and by the  different  parties hereto  on  separate  counterparts,  each of  which,  when so  executed,  shall be  deemed  to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS WHEREOF,  each of the parties has executed this document as of the date set forth below.

______________________________                    ______________________________
Print Name of Seller                              Print Name of Purchaser

By: ..........................................    By: ..........................................
    Name:                                             Name:
    Title:                                            Title:

Taxpayer Identification:                          Taxpayer Identification:

No............................................    No............................................

Date:.........................................    Date:.........................................

                                                                              ANNEX I TO EXHIBIT N-1

                      QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                      [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies as follows in connection  with the Rule 144A  Investment
Representation to which this Certification is attached:

1.......As indicated below, the undersigned is the President,  Chief Financial Officer,  Senior Vice
President or other executive officer of the Buyer.

2.      In connection with purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer"
as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because (i)
the Buyer owned and/or  invested on a  discretionary  basis  $______________________  in  securities
(except for the  excluded  securities  referred  to below) as of the end of the Buyer's  most recent fiscal  year  (such  amount  being  calculated  in  accordance  with  Rule  144A) and (ii) the Buyer satisfies the criteria in the category marked below.

        ___    Corporation,  etc. The Buyer is a  corporation  (other than a bank,  savings and loan association  or  similar  institution),  Massachusetts  or  similar  business  trust, partnership,  or  charitable  organization  described  in  Section  501(c)(3)  of the
               Internal Revenue Code.

        ___    Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State,  territory or the  District of Columbia,  the business of which is substantially  confined  to banking  and is  supervised  by the State or  territorial
               banking   commission  or  similar  official  or  is  a  foreign  bank  or  equivalent
               institution,   and  (b)  has  an  audited  net  worth  of  at  least  $25,000,000  as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

        ___    Savings  and Loan.  The Buyer (a) is a savings  and loan  association,  building  and loan association,  cooperative bank,  homestead  association or similar  institution, which is supervised and examined by a State or Federal  authority having  supervision over  any  such  institutions  or  is a  foreign  savings  and  loan  association  or equivalent  institution  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements.

        ___    Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to  Section  15 of the
               Securities Exchange Act of 1934.

        ___    Insurance  Company.  The Buyer is an insurance  company whose primary and predominant
               business   activity  is  the  writing  of  insurance  or  the   reinsuring  of  risks
               underwritten  by  insurance  companies  and which is  subject to  supervision  by the insurance  commissioner  or a similar  official or agency of a State or  territory or the District of Columbia.

        ___    State or Local  Plan.  The Buyer is a plan  established  and  maintained  by a State, its  political  subdivisions,  or any agency or  instrumentality  of the State or its political subdivisions, for the benefit of its employees.

        ___    ERISA Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

        ___    Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the
               Investment Advisers Act of 1940.

        ___    SBIC. The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
               Business   Administration   under  Section  301(c)  or  (d)  of  the  Small  Business
               Investment Act of 1958.

        ___    Business  Development  Company.  The  Buyer  is a  business  development  company  as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        ___    Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants are exclusively (a) plans  established and maintained by a State, its  political  subdivisions,  or any agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act
               of  1974,  but  is  not  a  trust  fund  that  includes  as  participants  individual retirement accounts or H.R. 10 plans.

3.      The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated with the Buyer,  (ii) securities that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv)
loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.      For purposes of determining  the aggregate  amount of securities  owned and/or invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such  securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further, in determining such  aggregate  amount,  the  Buyer  may have  included  securities  owned by  subsidiaries  of the
Buyer, but only if such  subsidiaries are  consolidated  with the Buyer in its financial  statements prepared in accordance  with generally  accepted  accounting  principles  and if the  investments of such  subsidiaries  are managed  under the Buyer's  direction.  However,  such  securities  were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.      The Buyer  acknowledges  that it is familiar with Rule 144A and understands  that the seller to it and other  parties  related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____          ___        Will the Buyer be purchasing the Rule 144A
Yes           No         Securities for the Buyer's own account?
6.      If the answer to the foregoing  question is "no", the Buyer agrees that, in connection  with any  purchase  of  securities  sold to the Buyer for the  account of a third  party  (including  any separate  account)  in  reliance  on Rule 144A,  the Buyer will only  purchase  for the account of a third  party  that at the time is a  "qualified  institutional  buyer"  within  the  meaning of Rule
144A. In addition,  the Buyer agrees that the Buyer will not purchase  securities  for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other appropriate steps  contemplated by Rule 144A to conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.      The Buyer  will  notify  each of the  parties  to which  this  certification  is made of any changes  in the  information  and  conclusions  herein.  Until  such  notice is given,  the  Buyer's purchase of Rule 144A Securities will constitute a  reaffirmation  of this  certification  as of the date of such purchase.

                                            Print Name of Buyer

                                            By:    ...........................................
                                                   Name:
                                                   Title:

                                            Date:  ...........................................

                                                                             ANNEX II TO EXHIBIT N-1

                      QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                       [For Buyers That Are Registered Investment Companies]

        The  undersigned  hereby  certifies as follows in connection  with the Rule 144A  Investment
Representation to which this Certification is attached:

8.      As indicated  below,  the undersigned is the President,  Chief  Financial  Officer or Senior
Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a
Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.      In connection  with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined  in SEC Rule  144A  because  (i) the Buyer is an  investment  company  registered  under the
Investment  Company Act of 1940,  and (ii) as marked below,  the Buyer alone,  or the Buyer's Family of  Investment  Companies,  owned at least  $100,000,000  in  securities  (other  than the  excluded securities  referred to below) as of the end of the Buyer's most recent  fiscal  year.  For purposes of  determining  the amount of  securities  owned by the Buyer or the Buyer's  Family of  Investment
Companies, the cost of such securities was used.

        ____   The  Buyer  owned   $___________________  in  securities  (other  than  the  excluded securities  referred to below) as of the end of the Buyer's  most recent  fiscal year
               (such amount being calculated in accordance with Rule 144A).

        ____   The Buyer is part of a Family of  Investment  Companies  which owned in the aggregate
               $______________  in  securities  (other  than the  excluded  securities  referred  to below) as of the end of the  Buyer's  most  recent  fiscal  year (such  amount  being calculated in accordance with Rule 144A).

10.     The term  "Family of  Investment  Companies"  as used  herein  means two or more  registered investment  companies  (or series  thereof)  that have the same  investment  adviser  or  investment advisers that are affiliated (by virtue of being majority owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term  "securities"  as used herein does not include (i)  securities  of issuers that are affiliated  with the Buyer or are part of the  Buyer's  Family of  Investment  Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan participations,  (iv) repurchase  agreements,
(v)  securities  owned but subject to a repurchase  agreement and (vi)  currency,  interest rate and commodity swaps.

12.     The Buyer is familiar with Rule 144A and understands  that each of the parties to which this certification  is made are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only purchase for the Buyer's own account.

13.     The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's  purchase of
Rule 144A Securities will constitute a  reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:    ...........................................
                                                   Name:
                                                   Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:  ...........................................

                                                                                         EXHIBIT N-2

                                   FORM OF TRANSFEROR CERTIFICATE
                                (144A Transferor to 144A Transferee)

        _____, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

               _________________________    (the    "Purchaser")    intends   to    purchase    from
___________________________  (the "Seller")  $_____________ Initial Certificate Principal Balance of
Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2006-KS4,  Class B  (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation,  as depositor
(the "Depositor"),  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"), and U.S.  Bank  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

               In  connection  with such  request,  and in respect of such  Certificates  the Seller does  hereby  certify  that such  Certificates  are being  transferred  in  accordance  with (i) the transfer  restrictions  set forth in Section  5.01 of the Pooling and  Servicing  Agreement  and the
Certificates  and  (ii)  Rule  144A  under  the  Securities  Act to a  transferee  that  the  Seller reasonably  believes is purchasing the  Certificates  for its own account or an account with respect to which the  transferee  exercises  sole  investment  discretion  and the  transferee  and any such account is a "qualified  institutional  buyer" within the meaning of Rule 144A, and such  transferee is aware that the sale to it is being made in  reliance  upon Rule  144A,  and (iii) any  applicable securities laws of any state of the United States or any other jurisdiction.

                                                   [INSERT NAME OF TRANSFEROR]

                                                   By: _________________________
                                                   Name:
                                                   Title:

                                                   Dated:  ______________, 20__

                                                                                         EXHIBIT N-3

                                   FORM OF TRANSFEROR CERTIFICATE
                            (144A Transferor to Regulation S Transferee)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

               _________________________    (the    "Purchaser")    intends   to    purchase    from
___________________________  (the "Seller")  $_____________ Initial Certificate Principal Balance of
Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2006-KS4,  Class B  (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation,  as depositor
(the "Depositor"),  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"), and U.S.  Bank  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

               [The Seller has  requested a transfer  of a [Rule 144A  Global  Class B  Certificate]
[Definitive  Class B  Certificate]  for a beneficial  interest in a [Temporary]  Regulation S Global
Class  B  Certificate  to  be  held  in  the  name  of  ___________   (the   "Transferee")   through
[Euroclear][Clearstream],  which  in turn  will  hold  through  the  Depository.]  [The  Seller  has requested  an  exchange of such  beneficial  interest  in a Rule 144A  Global  Class B  Certificate]
[Definitive  Class B  Certificate]  for a beneficial  interest in a [Temporary]  Regulation S Global
Class B Certificate  to be held in the name of the Holder  through  [Euroclear][Clearstream],  which in turn will hold through the Depository.]

               In  connection  with such  request,  the  Seller  does  hereby  certify  that (1) the
[transfer][exchange]  of the  beneficial  interest in the  Certificates  has been made in compliance with the  transfer  restrictions  applicable  to the  Global  Class B  Certificates;  [and]  (2) the
[Seller][Purchaser]  is not a U.S.  person as defined in  Regulation  S under the  Securities  Act[;
and (3) such transfer has been made pursuant to and in accordance with Regulation S].

               This certificate and the statements contained herein are made for your benefit.

                                                   [INSERT NAME OF TRANSFEROR]

                                                   By: _________________________
                                                   Name:
                                                   Title:

                                                   Dated:  ______________, 20__

                                                                                         EXHIBIT N-4

                            FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

               _________________________    (the    "Purchaser")    intends   to    purchase    from
___________________________  (the "Seller")  $_____________ Initial Certificate Principal Balance of
Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2006-KS4,  Class B  (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation,  as depositor
(the "Depositor"),  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"), and U.S.  Bank  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

               In connection with the undersigned's  purchase of the  Certificates,  the undersigned hereby represents, acknowledges and agrees as follows:

It is a person that is not a "U.S.  person" as defined in Regulation S under the  Securities Act and understands  that the sale of the Notes to it is being made in  reliance on the  exemption  from the registration requirements of the Securities Act provided by Regulation S thereunder.

               This certificate and the statements contained herein are made for your benefit.

                                                   [INSERT NAME OF TRANSFEREE]

                                                   By:  _______________________
                                                   Name:
                                                   Title:

                                                   Dated:  ______________, 20__

                                                                                         EXHIBIT N-5

                         FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE

___________________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

               _________________________    (the    "Purchaser")    intends   to    purchase    from
___________________________  (the "Seller")  $_____________ Initial Certificate Principal Balance of
Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2006-KS4,  Class B  (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation,  as depositor
(the "Depositor"),  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"), and U.S.  Bank  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

        1.     It is an  accredited  investor  ("Accredited  Investor") as defined in Rule 501(c) of
Regulation  D under the  Securities  Act  purchasing  for its own  account  and it  understands  the
Certificates  will bear a legend set forth in the  applicable  exhibit  attached  to the Pooling and
Servicing  Agreement.  In addition,  it represents  and warrants that it will provide  notice to any subsequent  transferee of the transfer  restrictions  provided in the legend, will hold and transfer
Certificates in an amount of not less than  U.S.$250,000  for it or for each account for which it is acting.

        2.     It  understands  that the  Certificates  have been offered only in a transaction  not involving any public  offering in the United States  within the meaning of the  Securities  Act, the
Notes have not been and will not be  registered  under the  Securities  Act and, if in the future it decides to offer,  resell,  pledge or otherwise  transfer the Certificates,  the Certificates may be offered,  resold,  pledged or otherwise  transferred  only in accordance  with the provisions of the
Indenture  and the legend on the  Certificates.  It  acknowledges  that no  representation  has been made as to the  availability of any exemption under the Securities Act or any state  securities laws for resale of the Certificates.

        3.     In  connection  with  the  purchase  of  the  Certificates  (provided  that  no  such representations  are made with  respect to the  Servicer  by any  Affiliate  of the  Servicer or any
account  advised or managed by the  Servicer):  (A) it is not  relying  (for  purposes of making any investment  decision or otherwise) upon any advice,  counsel or representations  (whether written or oral) of the Depositor,  the Master  Servicer,  the Initial  Purchaser or the Placement Agent or any
of their agents (in their capacities as such),  other than any  representations  expressly set forth in a written  agreement with such party; (B) it has consulted with its own legal,  regulatory,  tax, business,  investment,  financial and accounting  advisers to the extent it has deemed necessary and has made its own  investment  decisions  based upon its own  judgment  and upon any advice from such advisers  as it has  deemed  necessary  and not upon  any  view  expressed  by the  Co-Issuers,  the
Servicer,  the Initial  Purchaser or the Placement  Agent;  (C) its purchase of the Certificate will comply with all applicable  laws in any  jurisdiction  in which it resides or is located;  (D) it is acquiring the  Certificates  as principal  solely for its own account for  investment and not with a view to the resale,  distribution or other  disposition  thereof in violation of the Securities Act;
(E) it has made  investments  prior to the date hereof and was not formed  solely for the purpose of investing  in the  Certificates;  and  (F) it is a  sophisticated  investor  and is  purchasing  the
Certificates  with a full  understanding of all of the terms,  conditions and risks thereof,  and it is capable of assuming and willing to assume those risks.

        4.     It agrees that it will not offer or sell,  transfer,  assign, or otherwise dispose of any  Certificates  or any  interest  therein  except (A)  pursuant  to an  exemption  from,  or in a transaction not subject to, the  registration  requirements of the Securities Act and any applicable state  securities laws or the applicable laws of any other  jurisdiction  and (B) in accordance with the provisions of the Pooling and Servicing Agreement, to which provisions it agrees it is subject.

               This certificate and the statements contained herein are made for your benefit.

                                                   [INSERT NAME OF TRANSFEREE]

                                                   By: ________________________
                                                   Name:
                                                   Title:

                                                   Dated:  ______________, 20__

                                                                                         EXHIBIT N-6

                                   FORM OF TRANSFEROR CERTIFICATE
                                     (Regulation S Transferor)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS4

        Re:    Home Equity Mortgage Asset-Backed Pass-Through Certificates,
               Series 2006-KS4 Assignment of Mortgage Loan

Ladies and Gentlemen:

               _________________________    (the    "Purchaser")    intends   to    purchase    from
___________________________  (the "Seller")  $_____________ Initial Certificate Principal Balance of
Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series  2006-KS4,  Class B  (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"),  dated as of May 1, 2006 among Residential Asset Securities  Corporation,  as depositor
(the "Depositor"),  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"), and U.S.  Bank  National  Association,  as trustee  (the  "Trustee").  All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

               [The Seller has  requested a transfer of a  [Temporary]  Regulation  S Global Class B
Certificate  for a  beneficial  interest  in a  ________________________  to be held in the  name of
___________ (the "Transferee")  [through  ________________________,  which in turn will hold through the  Depository].  [The  Seller  has  requested  an  exchange  of  such  beneficial  interest  in  a
[Temporary]  Regulation S Global Class B  Certificate  for a  beneficial  interest in a  [Temporary]
Regulation  S  Global  Class  B  Certificate   to  be  held  in  the  name  of  the  Holder  through
[Euroclear][Clearstream],  which in turn will hold through the Depository.]

               In  connection  with such  request,  the  Seller  does  hereby  certify  that (1) the
[transfer][exchange]  of the  beneficial  interest in the  Certificates  has been made in compliance
with  the  transfer   restrictions   applicable  to  the  Class  B   Certificates;   [and]  (2)  the
[Seller][Purchaser]  is not a U.S.  person as defined in  Regulation  S under the  Securities  Act[;
and (3) such transfer has been made pursuant to and in accordance with Regulation S].

               This certificate and the statements contained herein are made for your benefit.

                                                   [INSERT NAME OF TRANSFEROR]

                                                   By:
                                                   Name:
                                                   Title:

                                                   Dated:  ______________, 20__

                                             EXHIBIT O

                                             [RESERVED]

                                                                                           EXHIBIT P

                                FORM OF ERISA REPRESENTATION LETTER

                                                                                    __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS4

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2006-KS4

Re:     Home Equity Mortgage Asset-Backed Pass-Through Certificates,
        Series 2006-KS4, Class SB

Ladies and Gentlemen:

        [____________________________________]   (the   "Purchaser")   intends  to   purchase   from
[______________________________]   (the  "Seller")  $[____________]  Initial  Certificate  Principal
Balance  of  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates,   Series  2006-KS4,
Class ____  (the  "Certificates"),  issued  pursuant  to the Pooling and  Servicing  Agreement  (the
"Pooling and  Servicing  Agreement"),  dated as of May 1, 2006 among  Residential  Asset  Securities
Corporation,  as the  depositor  (the  "Depositor"),  Residential  Funding  Corporation,  as  master servicer (the "Master  Servicer") and U.S. Bank National  Association,  as trustee (the  "Trustee").
All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and Servicing Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants with,  the  Depositor,  the Trustee and the Master  Servicer  that The  Purchaser is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the
Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the
Internal  Revenue  Code of 1986,  as amended (the  "Code"),  or any person  (including  an insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

                                            Very truly yours,

                                            _______________________________________
                                            (Purchaser)

                                            By: ____________________________________
                                            Name: __________________________________
                                            Title: ___________________________________

                                                                                           EXHIBIT Q

                                    FORM OF SB-AM SWAP AGREEMENT

DATE:                               May 30, 2006

TO:                                 U.S. Bank National Association, not in its
                                    individual capacity but solely as trustee for the
                                    benefit of RASC Series 2006-KS4 Trust, acting on
                                    behalf of the Class A Certificateholders, Class M
                                    Certificateholders and Class B Certificateholders
                                    under the Pooling and Servicing Agreement identified
                                    below ("PARTY A")

ATTENTION:                          RASC Series 2006-KS4

FROM:                               U.S. Bank National Association, not in its
                                    individual capacity but solely as trustee for the
                                    benefit of RASC Series 2006-KS4 Trust, acting on
                                    behalf of the Class SB Certificateholders under the
                                    Pooling and Servicing Agreement identified below
                                    ("PARTY B")

SUBJECT:                            Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The purpose of this letter  agreement  (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the  "Transaction")  between Party A and Party B. This  Agreement,  which evidences a complete and binding  agreement  between you and us to enter  into the  Transaction  on the terms set  forth  below,  constitutes  a  "Confirmation"  as referred to in the ISDA Form  Master  Agreement  (as  defined  below),  as well as a  "Schedule"  as referred to in the ISDA Form Master Agreement.

o       This   Agreement  is  subject  to  and   incorporates   the  2000  ISDA   Definitions   (the
"Definitions"),  as published by the International Swaps and Derivatives Association, Inc. ("ISDA").
You and we have agreed to enter into this  Agreement in lieu of  negotiating  a Schedule to the 1992
ISDA Master  Agreement  (Multicurrency-Cross  Border) form (the "ISDA Form Master  Agreement")  but, rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the Transaction.  In the event of any  inconsistency  between the provisions of this Agreement and the Definitions or the ISDA Form Master  Agreement,  this Agreement shall prevail for purposes of the  Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form
Master  Agreement or the  Definitions  shall have the  meanings  assigned to them in the Pooling and
Servicing  Agreement,  dated as of May 1, 2006, among Residential Asset Securities  Corporation,  as
depositor,   Residential  Funding   Corporation,   as  master  servicer,   and  U.S.  Bank  National
Association,  as trustee (the "Pooling and Servicing  Agreement").  Each reference to a "Section" or to a "Section"  "of this  Agreement"  will be construed as a reference to a Section of the 1992 ISDA
Form Master  Agreement.  Each  capitalized  term used  herein  that is not defined  herein or in the
1992 ISDA Form  Master  Agreement  shall have the  meaning  defined  in the  Pooling  and  Servicing
Agreement.   Notwithstanding  anything  herein  to  the  contrary,  should  any  provision  of  this
Agreement conflict with any provision of the Pooling and Servicing  Agreement,  the provision of the
Pooling and Servicing Agreement shall apply.

o       The terms of the particular Transaction to which this Confirmation relates are as follows:

            Trade Date:
            Effective Date:
            Termination Date:               [June  25,   2036]   subject   to   adjustment   in
                                            accordance with the Business Day Convention.
            Business Days:                  California, Minnesota, Texas, New York, Illinois.
            Business Day Convention:        Following.
            PARTY A PAYMENTS:
            Party A Payment Dates:          Each   Distribution  Date  under  the  Pooling  and
                                            Servicing Agreement.
            Party A Payment Amounts:        On each Party A Payment Date,  the amount,  if any,
                                            equal to the aggregate  amount of Net Swap Payments
                                            and  Swap  Termination  Payments  owed to the  Swap
                                            Counterparty  remaining unpaid after application of
                                            the  sum  of  (A)  from  the   Adjusted   Available
                                            Distribution  Amount that would have  remained  had
                                            the  Adjusted  Available  Distribution  Amount been
                                            applied  on such  Distribution  Date  to  make  the
                                            distributions  for  such  Distribution  Date  under
                                            Section 4.02(c)  clauses  (i)  through  (x)  of the
                                            Pooling  and  Servicing  Agreement,  of (I) Accrued
                                            Certificate Interest on the Class SB  Certificates,
                                            (II) the   amount   of  any   Overcollateralization
                                            Reduction  Amount  and (III) for each  Distribution
                                            Date  after the  Certificate  Principal  Balance of
                                            each  Class of  Class A  Certificates  and  Class M
                                            Certificates   has  been   reduced  to  zero,   the
                                            Overcollateralization  Amount,  (B) from prepayment
                                            charges on deposit in the Certificate  Amount,  any
                                            prepayment  charges  received on the Mortgage Loans
                                            during the related  Prepayment  Period and (C) from
                                            the  amount   distributable  with  respect  to  the
                                            REMIC III Regular Interest IO.
            PARTY B PAYMENTS:
            Party B Payment Dates:          Each   Distribution  Date  under  the  Pooling  and
                                            Servicing Agreement
            Party B Payment Amounts:        On each Party B Payment  Date,  an amount  equal to
                                            the  lesser  of  (a)  the  Available   Distribution
                                            Amount  remaining on such  Distribution  Date after
                                            the  distributions on such  Distribution Date under
                                            Section 4.02(c)  clauses  (i)  through  (vi) of the
                                            Pooling  and   Servicing   Agreement   and  (b) the
                                            aggregate  unpaid Basis Risk  Shortfalls  allocated
                                            to the Class A  Certificateholders  and the Class M
                                            Certificateholders for such Distribution Date.

o       Additional  Provisions:  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained  from taking) other  material  actions in reliance upon the entry by the parties into the  Transaction  being  entered into on the terms and  conditions  set forth herein and in the
ISDA Form Master Agreement relating to such Transaction, as applicable.

o       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

o       Termination Provisions. For purposes of the ISDA Form Master Agreement:

|X|     "Specified Entity" is not applicable to Party A or Party B for any purpose.

|X|     "Specified  Transaction"  is not  applicable  to  Party A or Party B for any  purpose,  and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

|X|     The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

|X|     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to Party A or
               Party B.

|X|     With respect to Party A and Party B, the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

|X|     The "Automatic Early Termination"  provision of Section 6(a) will not apply to Party A or to
               Party B.

|X|     Payments  on Early  Termination.  For the  purpose of Section  6(e) of the ISDA Form  Master
               Agreement:

o       Market Quotation will apply.

o       The Second Method will apply.

|X|     "Termination Currency" means United States Dollars.

|X|     The  provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party A or
               Party B.

|X|     Tax Event.  The  provisions  of Section  2(d)(i)(4)  and  2(d)(ii)  of the ISDA Form  Master
               Agreement  shall not apply to Party A and  Party A shall not be  required  to pay any additional amounts referred to therein.

o       Tax Representations.

|X|     Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master  Agreement, each of Party A and Party B will make the following representations:

                             It is not  required  by any  applicable  law, as modified by the practice of any  relevant  governmental  revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on  account  of any Tax  from  any  payment  (other  than interest  under Section 2(e),  6(d)(ii) or 6(e) of the ISDA Form
                             Master  Agreement)  to be made by it to the  other  party  under this Agreement. In making this representation, it may rely on:

o       the accuracy of any representations  made by the other party pursuant to Section 3(f) of the
                      ISDA Form Master Agreement;

o       the  satisfaction  of the agreement  contained in Sections  4(a)(i) or 4(a)(iii) of the ISDA
                      Form Master  Agreement  and the  accuracy  and  effectiveness  of any document provided by the other party  pursuant to Sections  4(a)(i) or 4(a)(iii) of the
                      ISDA Form Master Agreement; and

o       the  satisfaction  of the agreement of the other party contained in Section 4(d) of the ISDA
                      Form  Master  Agreement,  provided  that  it  shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other party does not  deliver a form or  document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

|X|     Payee  Representations.  For the purpose of Section 3(f) of the ISDA Form Master  Agreement,
               Party A and Party B make the following representations: None

o       Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

o       Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO     FORM/DOCUMENT/                    DATE BY WHICH TO
DELIVER DOCUMENT      CERTIFICATE                       BE DELIVERED
Party A and Party B   Any documents required            Promptly after the earlier of
                      or reasonably requested           (i) reasonable demand by either party
                      to allow the other party          or (ii) learning that such form or
                      to make payments under            document is required
                      this Agreement without
                      any deduction or
                      withholding for or on
                      the account of any Tax
                      or with such deduction
                      or withholding at a
                      reduced rate

o       Other documents to be delivered are:

PARTY REQUIRED           FORM/DOCUMENT/                 DATE BY WHICH TO    COVERED BY
TO DELIVER               CERTIFICATE                    BE DELIVERED        SECTION 3(D)
DOCUMENT                                                                    REPRESENTATION
Party A and Party B      Any documents required by      Upon execution      Yes
                         the receiving party to         and delivery of
                         evidence the authority of      this Agreement
                         the delivering party for it    and such
                         to execute and deliver this    Confirmation
                         Agreement, any Confirmation
                         to which it is a party, and
                         to evidence the authority of
                         the delivering party to
                         perform its obligations
                         under this Agreement and
                         such Confirmation.
Party A and Party B      A certificate of an            Upon the            Yes
                         authorized officer of the      execution and
                         party, as to the incumbency    delivery of this
                         and authority of the           Agreement and
                         respective officers of the     such Confirmation
                         party signing this Agreement

o       Miscellaneous.  Miscellaneous

|X|     Address for Notices: For the purposes of Section 12(a) of this Agreement:

                             Address for notices or communications to Party A:

        Address:            RASC Series 2006-KS4 Trust
                            c/o U.S. Bank National Association
                            60 Livingston Avenue
                            EP-MN-WS3D
                            St. Paul, MN 55107

        with a copy to:     Residential Funding Corporation
                            8400 Normandale Lake Blvd., Suite 600
                            Minneapolis, MN 55437
        Attention:          Andrea Villanueva
        Facsimile:          (952) 979-0867

        (For all purposes)

        Address for notices or communications to Party B:
        Address:            RASC Series 2006-KS4 Trust
                            c/o U.S. Bank National Association
                            60 Livingston Avenue
                            EP-MN-WS3D
                            St. Paul, MN 55107

        with a copy to:     Residential Funding Corporation
                            8400 Normandale Lake Blvd., Suite 600
                            Minneapolis, MN 55437
        Attention:          Andrea Villanueva
        Facsimile No.:      (952) 979-0867

        (For all purposes)

|X|     Process Agent. For the purpose of Section 13(c):

               Party A:                   Not Applicable
               Party B:                   Not Applicable

|X|     Offices.  The provisions of Section 10(a) will not apply to this Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

|X|     Multibranch  Party.  For the  purpose of Section  10(c) of the ISDA Form  Master  Agreement,
               neither Party A nor Party B is a Multibranch. Party.

|X|     Calculation Agent. The Calculation Agent is Residential Funding Corporation.

|X|     Credit Support Document.

                             Not Applicable

|X|     Credit Support Provider.

                             Not Applicable

|X|     Governing Law. The parties to this ISDA Agreement  hereby agree that the law of the State of
               New York  shall  govern  their  rights  and  duties in whole,  without  regard to the conflict  of law  provision  thereof,  other than New York  General  Obligations  Law
               Sections 5-1401 and 5-1402.

|X|     Non-Petition.  Party A and Party B each hereby irrevocably and  unconditionally  agrees that it will not institute  against,  or join any other person in  instituting  against or cause any other person to  institute  against RASC Series  2006-KS4  Trust,  Mortgage
               Asset-Backed  Pass-Through  Certificates,  Series  2006-KS4,  or the other  party any bankruptcy,  reorganization,  arrangement,  insolvency,  or similar  proceeding under the laws of the United States,  or any other  jurisdiction for the non-payment of any amount  due  hereunder  or  any  other  reason  until  the  payment  in  full  of the
               Certificates  and the  expiration  of a period  of one year  plus  ten days  (or,  if longer, the applicable preference period) following such payment.

|X|     Severability.  If any term,  provision,  covenant,  or condition of this  Agreement,  or the application  thereof  to any party or  circumstance,  shall be held to be  invalid or
               unenforceable   (in  whole  or  in  part)  for  any  reason,   the  remaining  terms,
               provisions,  covenants,  and  conditions  hereof  shall  continue  in full  force and effect as if this  Agreement  had been  executed  with the  invalid or  unenforceable portion  eliminated,  so long as this Agreement as so modified  continues to express, without  material  change,  the original  intentions of the parties as to the subject matter of this  Agreement  and the  deletion of such portion of this  Agreement  will not substantially impair the respective benefits or expectations of the parties.

                      The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or unenforceable term,  provision,  covenant or condition with a valid or enforceable  term,  provision,  covenant or condition,  the economic  effect of which comes as close as possible to that of the invalid or unenforceable  term,  provision, covenant or condition.

|X|     [Intentionally Omitted].

|X|     Waiver of Jury  Trial.  Each party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating to this Agreement or any Credit Support Document.

|X|     Set-Off.  Notwithstanding  any provision of this  Agreement or any other  existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any  obligation  between it and the other  party  hereunder  against  any  obligation between  it and the other  party  under  any other  agreements.  The  provisions  for
               Set-off set forth in Section 6(e) of the ISDA Form Master  Agreement  shall not apply for purposes of this Transaction.

|X|     This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

|X|     Trustee Liability  Limitations.  It is expressly understood and agreed by the parties hereto
               that  (a)  this   Agreement  is  executed  and   delivered  by  U.S.   Bank  National
               Association,  not  individually  or  personally  but solely as Trustee of Party A and
               Party B, in the exercise of the powers and  authority  conferred and vested in it and that U.S.  Bank  National  Association  shall  perform  its  duties  and  obligations hereunder  in  accordance  with the standard of care set forth in Article VIII of the
               Pooling and Servicing Agreement,  (b) each of the  representations,  undertakings and agreements  herein made on the part of Party A and Party B is made and  intended  not as personal  representations,  undertakings  and  agreements  by U.S.  Bank  National
               Association  but is made and  intended  for the  purpose of binding  only Party A and
               Party B, (c) nothing  herein  contained  shall be construed as creating any liability on U.S.  Bank  National  Association,  individually  or  personally,  to perform  any covenant either expressed or implied  contained herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve
               U.S. Bank National  Association from performing its duties and obligations  hereunder and under the Pooling and  Servicing  Agreement  in  accordance  with the standard of care set forth  therein,  and (d) under no  circumstances  shall U.S.  Bank  National
               Association be personally  liable for the payment of any  indebtedness or expenses of
               Party A or  Party B or be  liable  for  the  breach  or  failure  of any  obligation, representation,  warranty or covenant  made or undertaken by Party A or Party B under this  Agreement  or any other  related  documents;  provided,  that  nothing  in this paragraph  shall relieve U.S. Bank National  Association  from  performing its duties
               and  obligations   hereunder  and  under  the  Pooling  and  Servicing  Agreement  in accordance with the standard of care set forth herein and therein.

o       "Affiliate".  Party A and Party B shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

o       Section 3 of the ISDA Form Master  Agreement is hereby  amended by adding at the end thereof the following subsection (g):

                             "(g)   Relationship Between Parties.

        Each  party  represents  to the  other  party  on each  date  when it  enters  into a
        Transaction that:--

o       Nonreliance.  (i) It is not relying on any  statement or  representation  of the other party regarding the Transaction  (whether written or oral), other than the representations  expressly made in this  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has  consulted with its own legal,  regulatory,  tax, business,  investment,  financial and accounting  advisors to the  extent  it has  deemed  necessary,  and it has made its own  investment,  hedging  and  trading decisions  based upon its own  judgment  and upon any  advice  from such  advisors  as it has deemed necessary and not upon any view expressed by the other party.

o       Evaluation and Understanding.

|X|     It has the capacity to evaluate (internally or through independent  professional advice) the
Transaction  and has made its own decision to enter into the  Transaction  and has been  directed by the Pooling and Servicing Agreement to enter into this Transaction; and

|X|     It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

o       Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

o       Status of Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction.

o       Eligible Contract Participant.  It is an "eligible swap participant" as such term is defined in Section  35.1(b)(2) of the  regulations (17 C.F.R 35)  promulgated  under,  and it constitutes an
"eligible contract  participant" as such term is defined in Section 1(a)12 of the Commodity Exchange
Act, as amended."

o       Account Details and Settlement Information:

                      PAYMENTS TO PARTY A:
                      Payments to Party A shall be made in the same manner as
                      provided for in the Pooling and Servicing Agreement with
                      respect to the Class A Certificateholders, Class M
                      Certificateholders and Class B Certificateholders.
                      PAYMENTS TO PARTY B:
                      Payments to Party B shall be made in the same manner as
                      provided for in the Pooling and Servicing Agreement with
                      respect to the Class SB Certificateholders.

Please sign and return to us a copy of this Agreement.

                                            Very truly yours,
                                            U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                            capacity but solely as trustee for the benefit of RASC
                                            Series 2006-KS4 Trust, acting on behalf of the Class SB
                                            Certificateholders

                                            By:___________________________________________________
                                                   Name:
                                                   Title:

                                            AGREED AND ACCEPTED AS OF THE TRADE DATE
                                            U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                            capacity but solely as trustee for the benefit of RASC
                                            Series 2006-KS4 Trust, acting on behalf of the Class A
                                            Certificateholders, Class M Certificateholders and
                                            Class B Certificateholders

                                            By: _______________________________________________
                                                   Name:
                                                   Title:

                                                                                           EXHIBIT R

                                        ASSIGNMENT AGREEMENT

                                  [FILED HEREWITH AS EXHIBIT 10.2]

                                                                                           EXHIBIT S

                   SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The  assessment of compliance  to be delivered by the Trustee shall  address,  at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------- ---------------------
                                                                                         APPLICABLE
                                SERVICING CRITERIA                                   SERVICING CRITERIA
----------------------------------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

        REFERENCE                                 CRITERIA
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                      GENERAL SERVICING CONSIDERATIONS
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
1122(d)(1)(i)              Policies and procedures are instituted to monitor any
                           performance or other triggers and events of default in
                           accordance with the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           If any material servicing activities are outsourced to
                           third parties, policies and procedures are instituted
                           to monitor the third party's performance and
1122(d)(1)(ii)             compliance with such servicing activities.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any requirements in the transaction agreements to
                           maintain a back-up servicer for the pool assets are
1122(d)(1)(iii)            maintained.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           A fidelity bond and errors and omissions policy is in
                           effect on the party participating in the servicing
                           function throughout the reporting period in the amount
                           of coverage required by and otherwise in accordance
1122(d)(1)(iv)             with the terms of the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                     CASH COLLECTION AND ADMINISTRATION
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Payments on pool assets are deposited into the
                           appropriate custodial bank accounts and related bank
                           clearing accounts no more than two business days         |X| (as to accounts
                           following receipt, or such other number of days            held by Trustee)
1122(d)(2)(i)              specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Disbursements made via wire transfer on behalf of an
                           obligor or to an investor are made only by authorized         |X| (as to
1122(d)(2)(ii)             personnel.                                                 investors only)
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Advances of funds or guarantees regarding collections,
                           cash flows or distributions, and any interest or other
                           fees charged for such advances, are made, reviewed and
1122(d)(2)(iii)            approved as specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           The related accounts for the transaction, such as cash
                           reserve accounts or accounts established as a form of
                           overcollateralization, are separately maintained         |X| (as to accounts
                           (e.g., with respect to commingling of cash) as set         held by Trustee)
1122(d)(2)(iv)             forth in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Each custodial account is maintained at a federally
                           insured depository institution as set forth in the
                           transaction agreements. For purposes of this
                           criterion, "federally insured depository institution"
                           with respect to a foreign financial institution means
                           a foreign financial institution that meets the
                           requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)              Exchange Act.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)             unauthorized access.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Reconciliations are prepared on a monthly basis for
                           all asset-backed securities related bank accounts,
                           including custodial accounts and related bank clearing
                           accounts. These reconciliations are (A) mathematically
                           accurate; (B) prepared within 30 calendar days after
                           the bank statement cutoff date, or such other number
                           of days specified in the transaction agreements; (C)
                           reviewed and approved by someone other than the person
                           who prepared the reconciliation; and (D) contain
                           explanations for reconciling items. These reconciling
                           items are resolved within 90 calendar days of their
                           original identification, or such other number of days
1122(d)(2)(vii)            specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                     INVESTOR REMITTANCES AND REPORTING
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Reports to investors, including those to be filed with
                           the Commission, are maintained in accordance with the
                           transaction agreements and applicable Commission
                           requirements. Specifically, such reports (A) are
                           prepared in accordance with timeframes and other terms
                           set forth in the transaction agreements; (B) provide
                           information calculated in accordance with the terms
                           specified in the transaction agreements; (C) are filed
                           with the Commission as required by its rules and
                           regulations; and (D) agree with investors' or the
                           trustee's records as to the total unpaid principal
                           balance and number of pool assets serviced by the
1122(d)(3)(i)              servicer.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Amounts due to investors are allocated and remitted in
                           accordance with timeframes, distribution priority and
1122(d)(3)(ii)             other terms set forth in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Disbursements made to an investor are posted within
                           two business days to the servicer's investor records,
                           or such other number of days specified in the
1122(d)(3)(iii)            transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Amounts remitted to investors per the investor reports
                           agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)             or custodial bank statements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------

                                          POOL ASSET ADMINISTRATION
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Collateral or security on pool assets is maintained as
                           required by the transaction agreements or related
1122(d)(4)(i)              asset pool documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Pool assets and related documents are safeguarded as
1122(d)(4)(ii)             required by the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any additions, removals or substitutions to the asset
                           pool are made, reviewed and approved in accordance
                           with any conditions or requirements in the transaction
1122(d)(4)(iii)            agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Payments on pool assets, including any payoffs, made
                           in accordance with the related pool asset documents
                           are posted to the servicer's obligor records
                           maintained no more than two business days after
                           receipt, or such other number of days specified in the
                           transaction agreements, and allocated to principal,
                           interest or other items (e.g., escrow) in accordance
1122(d)(4)(iv)             with the related pool asset documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           The servicer's records regarding the pool assets agree
                           with the servicer's records with respect to an
1122(d)(4)(v)              obligor's unpaid principal balance.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Changes with respect to the terms or status of an
                           obligor's pool asset (e.g., loan modifications or
                           re-agings) are made, reviewed and approved by
                           authorized personnel in accordance with the
                           transaction agreements and related pool asset
1122(d)(4)(vi)             documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Loss mitigation or recovery actions (e.g., forbearance
                           plans, modifications and deeds in lieu of foreclosure,
                           foreclosures and repossessions, as applicable) are
                           initiated, conducted and concluded in accordance with
                           the timeframes or other requirements established by
1122(d)(4)(vii)            the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Records documenting collection efforts are maintained
                           during the period a pool asset is delinquent in
                           accordance with the transaction agreements. Such
                           records are maintained on at least a monthly basis, or
                           such other period specified in the transaction
                           agreements, and describe the entity's activities in
                           monitoring delinquent pool assets including, for
                           example, phone calls, letters and payment rescheduling
                           plans in cases where delinquency is deemed temporary
1122(d)(4)(viii)           (e.g., illness or unemployment).
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Adjustments to interest rates or rates of return for
                           pool assets with variable rates are computed based on
1122(d)(4)(ix)             the related pool asset documents.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Regarding any funds held in trust for an obligor (such
                           as escrow accounts): (A) such funds are analyzed, in
                           accordance with the obligor's pool asset documents, on
                           at least an annual basis, or such other period
                           specified in the transaction agreements; (B) interest
                           on such funds is paid, or credited, to obligors in
                           accordance with applicable pool asset documents and
                           state laws; and (C) such funds are returned to the
                           obligor within 30 calendar days of full repayment of
                           the related pool asset, or such other number of days
1122(d)(4)(x)              specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Payments made on behalf of an obligor (such as tax or
                           insurance payments) are made on or before the related
                           penalty or expiration dates, as indicated on the
                           appropriate bills or notices for such payments,
                           provided that such support has been received by the
                           servicer at least 30 calendar days prior to these
                           dates, or such other number of days specified in the
1122(d)(4)(xi)             transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any late payment penalties in connection with any
                           payment to be made on behalf of an obligor are paid
                           from the servicer's funds and not charged to the
                           obligor, unless the late payment was due to the
1122(d)(4)(xii)            obligor's error or omission.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Disbursements made on behalf of an obligor are posted
                           within two business days to the obligor's records
                           maintained by the servicer, or such other number of
1122(d)(4)(xiii)           days specified in the transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Delinquencies, charge-offs and uncollectible accounts
                           are recognized and recorded in accordance with the
1122(d)(4)(xiv)            transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------
-------------------------- -------------------------------------------------------- ---------------------
                           Any external enhancement or other support, identified
                           in Item 1114(a)(1) through (3) or Item 1115 of
                           Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)             transaction agreements.
-------------------------- -------------------------------------------------------- ---------------------

                                                                                         EXHIBIT T-1

                                  FORM OF FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

1.      I have reviewed the annual  report on Form 10-K for the fiscal year [____],  and all reports on Form 8-K containing  distribution  or servicing  reports filed in respect of periods  included in the year covered by that annual report,  of the trust (the "Trust")  created pursuant to the Pooling and  Servicing  Agreement  dated as of May 1, 2006 (the "P&S  Agreement")  among  Residential  Asset
Securities  Corporation (the "Depositor"),  Residential  Funding Corporation (the "Master Servicer")
and U.S. Bank National Association (the "Trustee");

2.      Based on my knowledge,  the information in these reports, taken as a whole, does not contain any untrue  statement  of a material  fact or omit to state a material  fact  necessary  to make the statements  made,  in  light of the  circumstances  under  which  such  statements  were  made,  not misleading as of the last day of the period covered by this annual report;

3.      Based on my knowledge,  the servicing  information required to be provided to the Trustee by the Master  Servicer  under the P&S  Agreement  for  inclusion in these reports is included in these reports;

4.      I am  responsible  for reviewing the activities  performed by the Master  Servicer under the
P&S Agreement and based upon my knowledge and the annual  compliance  review  required under the P&S
Agreement,  and,  except as  disclosed  in the  reports,  the  Master  Servicer  has  fulfilled  its obligations under the P&S Agreement; and

5.      The  reports  disclose  all  significant  deficiencies  relating  to the  Master  Servicer's compliance  with the minimum  servicing  standards  based upon the report provided by an independent public  accountant,  after  conducting a review in compliance  with the Uniform  Single  Attestation
Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications  above, I have reasonably relied on the information provided to me by the following unaffiliated parties:  [the Trustee].

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                          ____________________________
                                                          Name:
                                                          Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                         EXHIBIT T-2

                       FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

        The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.      The Trustee has  performed  all of the duties  specifically  required to be  performed by it pursuant to the  provisions of the Pooling and Servicing  Agreement  dated as of May 1, 2006
        (the  "Agreement") by and among  Residential  Asset  Securities  Corporation,  as depositor,
        Residential Funding Corporation,  as master servicer, and the Trustee in accordance with the standards set forth therein.

2.      Based on my knowledge,  the list of  Certificateholders as shown on the Certificate Register as of  the  end  of  each  calendar  year  that  is  provided  by the  Trustee  pursuant  to
        Section 4.03(e)(I) of  the  Agreement  is  accurate as of the last day of the 20[ ] calendar year.

        Capitalized  terms used and not defined  herein shall have the meanings  given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                          ____________________________
                                                          Name:
                                                          Title:

                                                                                           EXHIBIT U

  INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE
                                      MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                                           EXHIBIT V

                        FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

        Euroclear                                  Cedel, societe anonyme
        151 Boulevard Jacqmain                     67 Boulevard Grand-Duchesse Charlotte
        B-1210 Brussels, Belgium                   L-1331 Luxembourg

        Re:    Residential  Asset  Securities   Corporation,   Home  Equity  Mortgage   Asset-Backed
               Pass-Through Certificates,  Series 2006-KS4, Class SB, issued pursuant to the Pooling and Servicing  Agreement dated as of May 1, 2006 among  Residential  Asset Securities
               Corporation, Residential Funding Corporation, and
               U.S. Bank National Association, as Trustee (the "Certificates").

        This is to certify that as of the date hereof and except as set forth below,  the beneficial interest  in the  Certificates  held by you  for our  account  is  owned  by  persons  that  are not
U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

        The  undersigned  undertakes  to advise you promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the Certificates held by you in which the undersigned has acquired,  or intends to acquire, a beneficial  interest in accordance with your operating  procedures  if any  applicable  statement  herein is not  correct  on such  date.  In the absence of any such  notification,  it may be  assumed  that this  certification  applies as of such date.

        [This certification  excepts beneficial  interests in and does not relate to U.S. $_________
principal  amount of the  Certificates  appearing  in your books as being held for our  account  but that we have sold or as to which we are not yet able to certify.]

        We understand  that this  certification  is required in connection  with certain  securities laws in the United  States of America.  If  administrative  or legal  proceedings  are  commenced or threatened in  connection  with which this  certification  is or would be relevant,  we  irrevocably authorize  you to produce  this  certification  or a copy  thereof to any  interested  party in such proceedings.

Dated:   ____________________,*/    By: ______________________________,
                                    Account Holder

*       Certification  must be dated on or after the 15th day  before the date of the  Euroclear  or
        Cedel certificate to which this certification releases.

                                                                                           EXHIBIT W

                       FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

        U.S. Bank National Association

        Re:    Residential  Asset  Securities   Corporation,   Home  Equity  Mortgage   Asset-Backed
               Pass-Through Certificates,  Series 2006-KS4, Class SB, issued pursuant to the Pooling and Servicing  Agreement dated as of May 1, 2006 among  Residential  Asset Securities
               Corporation,  Residential Funding Corporation, and U.S. Bank
               National Association, as Trustee (the "Certificates").

        This is to certify that,  based solely on  certifications  we have  received in writing,  by tested telex or by electronic  transmission  from member  organizations  appearing in our records as persons  being  entitled  to a  portion  of the  principal  amount  set  forth  below  (our  "Member
Organizations") as of the date hereof,  $____________  principal amount of the Certificates is owned by persons (a) that are not U.S.  persons (as defined in Rule 901 under the  Securities Act of 1933.
as amended (the "Securities  Act")) or (b) who purchased their  Certificates (or interests  therein)
in a transaction or transactions that did not require registration under the Securities Act.

        We further  certify (a) that we are not making  available  herewith for exchange any portion of the related Temporary  Regulation S Global Class SB  Certificate  excepted in such certifications and (b) that as of the date  hereof we have not  received  any  notification  from any of our Member
Organizations  to the effect  that the  statements  made by them with  respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

        We understand  that this  certification  is required in connection  with certain  securities laws of the United  States of America.  If  administrative  or legal  proceedings  are  commenced or threatened in  connection  with which this  certification  is or would be relevant,  we  irrevocably authorize  you to  produce  this  certification  or a copy  hereof to any  interested  party in such proceedings.

Date:  _______________*             Yours faithfully,

* To be dated no earlier            By: _________________________________________________________
than the Effective Date.            Morgan Guaranty Trust Company of New York, Brussels Office, as
                                    Operator of the Euroclear Clearance System
                                    Cedel, Societe anonyme

                                                                                           EXHIBIT X

                                              FORM OF
                               CERTIFICATE TO BE GIVEN BY TRANSFEREE
                              OF BENEFICIAL INTEREST IN A REGULATION S
                                       BOOK-ENTRY CERTIFICATE

        Euroclear                                  Cedel, societe anonyme
        151 Boulevard Jacqmain                     67 Boulevard Grand-Duchesse Charlotte
        B- 1210 Brussels, Belgium                  L- 1331 Luxembourg

               Re:    Residential Asset Securities  Corporation,  Home Equity Mortgage  Asset-Backed
                      Pass-Through Certificates,  Series 2006-KS4,  Class SB, issued pursuant to the
                      Pooling  and  Servicing  Agreement  dated as of May 1, 2006 among  Residential
                      Asset  Securities  Corporation,  Residential  Funding  Corporation,  and  U.S.
                      Bank National Association, as Trustee (the
                      "Certificates").

        This is to certify that as of the date hereof,  and except as set forth below,  for purposes of acquiring a beneficial interest in the Certificates,  the undersigned  certifies that it is not a
U.S. person (as defined in Rule 901 under the Securities Act of 1933, as amended).

        The  undersigned  undertakes  to advise you promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the Certificates held by you in which the  undersigned  intends  to  acquire a  beneficial  interest  in  accordance  with your  operating procedures  if any  applicable  statement  herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

        We understand  that this  certification  is required in connection  with certain  securities laws in the United  States of America.  If  administrative  or legal  proceedings  are  commenced or threatened in  connection  with which this  certification  is or would be relevant,  we  irrevocably authorize  you to produce  this  certification  or a copy  thereof to any  interested  party in such proceedings.

Dated:_______________                        By:________________________________

                                                                                           EXHIBIT Y

                                              FORM OF
                                TRANSFER CERTIFICATE FOR EXCHANGE OR
                             TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                               TO REGULATION S BOOK-ENTRY CERTIFICATE

                                U.S. Bank National Association

        Re:    Residential  Asset  Securities   Corporation,   Home  Equity  Mortgage   Asset-Backed
               Pass-Through Certificates,  Series 2006-KS4, Class SB, issued pursuant to the Pooling
               and  Servicing   Agreement  dated  as  of  May  1,  2006  (the  "Agreement"),   among
               Residential Asset Securities Corporation, Residential Funding Corporation
               and U.S. Bank National Association, as Trustee (the "Certificates").

        Capitalized  terms used but not defined  herein shall have the meanings given to them in the
Agreement.

        This letter relates to U.S. $____________  principal amount of Certificates that are held as a beneficial  interest in the 144A Book-Entry  Certificate (CUSIP No. ________) with DTC in the name of [insert name of  transferor]  (the  "Transferor").  The  Transferor  has requested an exchange or transfer of the beneficial  interest for an interest in the Permanent  Regulation S Global  Class SB
Certificate (CUSIP No. ________) to be held with [Euroclear] [Cedel] through DTC.

        In  connection  with the request and in receipt of the  Certificates,  the  Transferor  does hereby  certify  that the  exchange or transfer has been  effected in  accordance  with the transfer restrictions set forth in the Agreement and the Certificates and:

               (a)    pursuant to and in accordance  with  Regulation S under the  Securities Act of
        1933, as amended (the "Securities  Act"), and accordingly the Transferor does hereby certify that:

                      (i)    the offer of the  Certificates  was not made to a person in the  United
               States of America,

                      [(ii)  at the time the buy order was  originated,  the  transferee was outside the United  States of America or the  Transferor  and any person acting on its behalf reasonably believed that the transferee was outside the United States of America,

                      (ii)   the  transaction  was  executed in, on or through the  facilities  of a designated  offshore  securities  market and  neither the  Transferor  nor any person acting on its behalf  knows that the  transaction  was  pre-arranged  with a buyer in the United States of America,]**/

                      (iii)  no directed  selling  efforts  have been made in  contravention  of the requirements of Rule 903(b) or 904(b) of Regulation 5, as applicable,

                      (iv)   the  transaction  is  not  part  of a  plan  or  scheme  to  evade  the registration requirements of the Securities Act, and

               (b)    with  respect to transfers  made in reliance on Rule 144 under the  Securities
        Act, the Transferor  does hereby certify that the  Certificates  are being  transferred in a transaction permitted by Rule 144 under the Securities Act.

        This  certification  and the statements  contained  herein are made for your benefit and the benefit of the issuer and the [placement agent].

                                                   [Insert name of Transferor]

Date: ____________________          By: _______________________________
                                    Title:

**      Insert  one  of  these  two  provisions,   which  come  from  the  definition  of  "offshore
        transactions" in Regulation S.

                                                                                EXHIBIT Z

                                              FORM OF
                              INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

        Re:    Residential  Asset  Securities   Corporation,   Home  Equity  Mortgage   Asset-Backed
               Pass-Through  Certificates,  Series  2006-KS4,  Class  SB,  issued  pursuant  to  the
               Pooling  and  Servicing  Agreement  dated as of May 1, 2006 (the  "Agreement")  among
               Residential Asset Securities Corporation, Residential Funding
               Corporation, and U.S. Bank National Association, as Trustee (the "Certificates").

        Pursuant  to  Section  5.02(e)  of the  Agreement,  ________________________  (the  "Initial
Purchaser")  hereby requests that  $______________  aggregate  principal  amount of the Certificates held  by you  for our  account  and  represented  by the  Temporary  Regulation  S  Global  Class SB
Certificate  (CUSIP No.  ________) (as defined in the Agreement) be exchanged for an equal principal amount  represented by the Rule 144A Global Class SB  Certificate  (CUSIP No. _______) to be held by you for our account.

Date: ____________________                                [INITIAL PURCHASER]

                                                          By:________________________________
                                                          Name:
                                                          Title: